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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 6/30*
Date of reporting period: 6/30/10

*	On August 1, 2009, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, INTECH Risk-Managed Value Fund, Janus Modular Portfolio Construction Fund, and Perkins Large Cap Value Fund changed their fiscal year end from July 31 to June 30. On November 1, 2009, the remaining Funds changed their fiscal year end from October 31 to June 30.

Item 1 —	Reports to Shareholders

2010 ANNUAL REPORT

Janus Asset Allocation Funds

Janus Modular Portfolio Construction® Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Asset Allocation Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687). You can also visit janus.com/info. Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

We would like to take this opportunity to thank you for your investment with Janus. As we write this letter at the close of the period ended June 30, investors are faced with renewed market volatility despite the positive tone with which we ended the first quarter of 2010. Concerns over sovereign creditworthiness in Europe, moderating economic data out of the U.S. and slowing growth in China resulted in a difficult backdrop for global equity markets during the period. Fixed income markets did not fare much better, as investors flocked to the relative safety of U.S. Treasuries and demand for credit remained relatively weak. As a result, all roads point to slowing global economic growth and continued market turmoil in the short term. In this environment, there may continue to be a higher demand for fixed income. All that being said, our research team believes certain segments of both the equity and credit markets are offering attractive valuations for investors with longer time horizons.

Equity Markets

What remains to be an uncertain environment helped fuel a broad decline in worldwide equity prices toward the end of the period ended June 30, 2010. Problems in Greece, the U.K., Spain and elsewhere in Europe had been building as 2010 began to unfold, but stocks managed to hit 18-month highs in April before sentiment turned negative. While earnings continued to surprise positively, economic data suggested that the effects of government stimulus and the inventory rebuilding cycle were waning, causing uncertainty over the pace of U.S. economic growth heading into the second half of 2010. Despite the challenges, overall equity valuations were still reasonable in our view with large cap growth stocks particularly attractive. Many quality companies were trading at sharp discounts to their fair value through the end of the period. Furthermore, healthy corporate balance sheets have fueled some dividend increases and initiations. Firms remain generally cautious, however, in both hiring and capital allocation decisions. While continued momentum from the aggressive cost cutting of last year may drive positive earnings surprises over the near term, muted and uneven economic growth are likely to limit revenue gains for many companies. Ultimately, we view revenue increases as necessary to fuel sustainable earnings growth and stock price appreciation over the long term.

Fixed Income and Credit Markets

In fixed income markets, investors demonstrated a general aversion to risk as they sought the relative safety of U.S. Treasuries. The “flight to quality” drove interest rates lower during the period with long-term rates coming off their highest levels since June 2009 and breaking through the lower end of the relatively narrow range they had been earlier in the period.

Within the fixed income markets, corporate credit is an area that remained attractive to us from a relative valuation as well as a fundamental perspective. We have seen significant deleveraging and increased liquidity profiles within financials as well as corporate America over the last 18 months and have strong indications that this will continue. The underlying fundamental deleveraging trend that we have entered is in its early stages and should be supportive of corporate credit over the long term. We believe that active security selection will be critical in generating outperformance given the structural changes impacting the fixed income market.

Outlook

In light of the overall uncertainty and market volatility, consumer confidence has held up quite well, in our opinion, and we have seen a significant improvement in retail activity. However, we believe continued uncertainty over financial and regulatory reforms, future tax rates and other policy actions coming out of Washington D.C. have made it difficult for individuals to plan for the long term.

Looking ahead, we believe the challenge for investors will be to stay the course. The market environment is likely to remain difficult and volatile, making a balanced long-term investment approach that much more important. As Europe works through its fiscal problems, and the U.S. works through its own challenges, we will continue to closely monitor the impact various policy measures may have on our investments and the overall economy. We are encouraged by the overall strength in corporate America, but believe there is a greater likelihood of uneven

Janus Asset Allocation Funds | 1

Continued

economic growth. This, coupled with the structural changes occurring in global financial markets and the difficulties this may cause for passive investors, leads us to strongly believe that an active investment approach encompassing individual security selection will provide investors with the best opportunity to outperform on a risk-adjusted basis.

As fundamental researchers throughout our 40-year history, our goal has always been to identify those companies going through positive fundamental transition. We take a long-term view of investment opportunities and believe a well-balanced and diversified approach is important to achieving long-term investment success. Part of our process is to understand the capital structure, balance sheets, cash flows and management intentions holistically and from a number of perspectives. Not only does this remain a vital component to successful security selection in both the fixed income and equity markets in our view, but it forms the foundation of our commitment to deliver strong long-term relative performance on your behalf.

Once again, we thank you for your business and your continued confidence in Janus.

(-s- JONATHAN COLEMAN)

Jonathan Coleman
Co-Chief Investment Officer

(-s- GIBSON SMITH)

Gibson Smith
Co-Chief Investment Officer

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or download the file from janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital). Read it carefully before investing or sending money.

U.S. Treasury securities are direct debt obligations issued by the U.S. Government. With government bonds, the investor is a creditor of the government. Treasury Bills and U.S. Government Bonds are guaranteed by the full faith and credit of the United States government, are generally considered to be free of credit risk and typically carry lower yields than other securities. Bonds in a portfolio are typically intended to provide income and/or diversification. In general, the bond market is volatile. Bond prices rise when interest rates fall and vice versa. This effect is usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

2 | JUNE 30, 2010

Co-Chief Investment Officers’ Market Perspective

The opinions are those of the authors as of June 30, 2010 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

Past performance is no guarantee of future results.

All current and potential holdings in Janus products are subject to risks that individuals need to address.

There is no assurance that the investment process will consistently lead to successful investing.

A Fund’s portfolio may differ significantly from the securities held in an index. Indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

In preparing this document, Janus has relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources. Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a Fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Funds distributed by Janus Distributors LLC (8/10)

Janus Asset Allocation Funds | 3

Useful Information About Your Fund Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Fund’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2010. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares only); administrative, networking or omnibus fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2010 to June 30, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares only), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, to certain limits until at least February 16, 2011. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Fund’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as underlying funds’ redemption fees (where applicable) and any related exchange fees. These fees are fully described in certain underlying funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | JUNE 30, 2010

Janus Modular Portfolio Construction® Fund (unaudited)

Fund Snapshot
We believe that dynamic asset allocation among investments with distinct risk/return profiles can provide long-term growth of capital. By evolving from a simple core/satellite approach, we identify the drivers of risk and return to designate assets as core, alpha and alternative.
Dan Scherman portfolio manager

Performance Overview

Janus Modular Portfolio Construction® (MPC) Fund’s Class I Shares returned 6.25% for the 11-month period ended June 30, 2010. This compares to a return of 7.36% for the Russell 3000 Index, the Fund’s primary benchmark, and a return of 6.05% for its secondary benchmark, the MPC Allocation Composite Index, an internally calculated, hypothetical combination of unmanaged indices, which combines the total returns from the Russell 3000 Index (50%), the Barclays Capital U.S. Aggregate Bond Index (25%) and the MSCI All Country World ex-U.S. Index (25%).

Economic Overview

Global equity indices posted moderate gains for the 11-month period ended June 30, 2010. Economic data pointing to improvement from depressed levels and higher-than-expected earnings helped indices move higher during much of the period. Rising unemployment and weak consumer spending remained headwinds during the first half of the period, but investors focused on stabilizing economies and potential for recovery. Markets reached their peaks for the period in mid-April before declining on doubts European countries could contain sovereign debt contagion. Worries over how spending cuts in government austerity programs would impact global growth and disappointing economic data from the U.S. led most indices to finish significantly off their highs for the period. Emerging markets significantly outperformed developed markets during the period led by India and Russia. Europe was the best performing developed market region led by strong gains in Germany and the U.K., while Japan was sharply lower. Commodities were generally higher led by strong gains in palladium, cotton, silver and gold. The dollar was stronger relative to the euro, pound and yen.

In fixed income, interest rates were relatively stable and credit spreads narrowed further. Both investment grade aggregate and high-yield corporate indices posted strong gains during the period. A general aversion to risk dominated sentiment in the latter half of the period, as investors sought the relative safety of U.S. Treasuries. The “flight to quality” drove interest rates across the yield curve lower during the period with long-term rates coming off of their highest levels since June 2009 and breaking through the lower end of the relatively narrow range they had been in during the first quarter. This move propelled long-term U.S. Treasuries among the top of the list of outperformers, as the 10-year Treasury yield finished below 3.00% and the 30-year yield closed under 4.00%. Both represented the lowest levels respectively in over a year. While there was a small flattening of the yield curve, the 233 basis points (bps) difference between yields on the 10-year and 2-year U.S. Treasuries was still near the high end of its historical range. Elsewhere, spreads, or the difference in yields on corporate credits relative to U.S. Treasuries, narrowed. Both high yield and investment grade corporate credits outperformed the general market. Investment grade and high-yield spreads were 130 bps and 54 bps narrower, respectively, but off their narrowest levels as the period ended.

Investment Process

The Fund is dynamically rebalanced quarterly between three categories or sleeves (core, alpha and alternatives) and within categories (individual funds or investments). We combine an optimization process with qualitative reviews to make these decisions. Our Asset Allocation Committee approves the quantitative and qualitative parameters for each quarter and reviews classifications, allocations and rebalancing within the Fund.

Strategy Overview

Our alternatives sleeve and cash positions were the largest detractors, while our core sleeve provided the largest contribution. On an asset level, our equity allocation, which ranged from approximately 57% to 66% during the period, was the largest contributor to performance, although our fixed income allocation contributed as well relative to the MPC Allocation Index.

Janus Asset Allocation Funds | 5

Janus Modular Portfolio Construction® Fund (unaudited)

Among individual investments, detractors included Perkins Large Cap Value Fund, INTECH Risk-Managed International Fund and the WisdomTree Dreyfus Chinese Yuan Fund (ETF). Perkins Large Cap Value Fund was negatively impacted by its addition to the Fund during the market’s heightened volatility late in the period. Janus Flexible Bond was the largest contributor followed by Janus Overseas Fund and Janus Contrarian Fund.

(Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.)

Outlook

There are number of reasons for investors to be concerned with the potential for continued weakness and volatility in financial markets. Economic data in the U.S. has moderated, with some leading areas, such as manufacturing, beginning to show signs of softening. Both the housing and labor markets remain weak and the momentum from U.S. Government stimulus has faded. On a positive note, we still see plenty of liquidity in the system and corporate America is in great health in our view, with large cash balances and strong balance sheets. In addition, earnings growth has been strong and market sentiment has been weak, generally a contrarian signal. We think the challenging environment bodes well for individual security selection and active management.

Thank you for investing in Janus Modular Portfolio Construction® Fund.

Janus Modular Portfolio Construction® Fund
(% of Net Assets)

Core
INTECH Risk-Managed Growth Fund – Class I Shares	2.1%
INTECH Risk-Managed International Fund – Class I Shares	2.0%
INTECH Risk-Managed Value Fund – Class I Shares	2.7%
Janus Flexible Bond Fund – Class I Shares	25.9%
Janus High-Yield Fund – Class I Shares	2.2%
Janus International Equity Fund – Class I Shares	6.2%
Janus Research Core Fund – Class I Shares	1.6%
Janus Research Fund – Class I Shares	1.8%
Janus Triton Fund – Class I Shares	3.3%
Perkins Large Cap Value Fund – Class I Shares	0.7%
Perkins Mid Cap Value Fund – Class I Shares	2.1%
Alpha
Janus Contrarian Fund – Class I Shares	9.6%
Janus Forty Fund – Class I Shares	9.2%
Janus Global Life Sciences Fund – Class I Shares	3.9%
Janus Orion Fund – Class I Shares	5.3%
Janus Overseas Fund – Class I Shares	9.9%
Alternative
Goldman Sachs Absolute Return Tracker Fund	0.9%
iShares S&P GSCI Commodity – Indexed Trust (ETF)	3.8%
Janus Global Real Estate Fund – Class I Shares	1.1%
WisdomTree Dreyfus Chinese Yuan Fund (ETF)	2.5%

Janus Modular Portfolio Construction® Fund At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2010

6 | JUNE 30, 2010

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2010				Expense Ratios – per the November 27, 2009 prospectuses
	Eleven-Month
	Fiscal Period
	Ended	One	Since	Total Annual Fund	Net Annual Fund
	6/30/10	Year	Inception*	Operating Expenses	Operating Expenses

Janus Modular Portfolio Construction® Fund – Class A Shares

NAV	6.39%	12.16%	–3.24%	13.98%	1.34%

MOP	0.31%	5.66%	–6.33%

Janus Modular Portfolio Construction® Fund – Class C Shares

NAV	5.59%	11.74%	–3.76%	14.10%	2.09%

CDSC	4.55%	10.63%	–3.76%

Janus Modular Portfolio Construction® Fund – Class I Shares	6.25%	11.99%	–3.13%	14.11%	1.09%

Janus Modular Portfolio Construction® Fund – Class S Shares	6.16%	11.93%	–3.41%	17.07%	1.59%

Janus Modular Portfolio Construction® Fund – Class T Shares	6.14%	11.87%	–3.19%	14.60%	1.34%

Russell 3000® Index	7.36%	15.72%	–8.55%

MPC Allocation Composite Index	6.05%	13.19%	–3.89%

Lipper Quartile – Class I Shares	–	3rd	2nd

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Growth Funds	–	383/577	213/553

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Asset Allocation Funds | 7

Janus Modular Portfolio Construction® Fund (unaudited)

A Fund which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least February 16, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The fees and expenses shown for all share classes except Class T Shares were determined based on net assets as of the fiscal year ended July 31, 2009. Expense information shown for Class T Shares reflects estimated annualized expenses that the Fund share class expects to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s and an underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to Janus Modular Portfolio Construction® Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying Janus funds. Performance of Janus Modular Portfolio Construction® Fund depends on that of the underlying funds, which are subject to the volatility of financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Modular Portfolio Construction® Fund (the “JAD predecessor fund”) into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into the Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

August 31, 2008 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective September 15, 2010, Janus Modular Portfolio Construction® Fund will change its name to Janus Dynamic Allocation Fund.

*	The predecessor Fund’s inception date – September 3, 2008

8 | JUNE 30, 2010

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$967.40	$1.76

Hypothetical (5% return before expenses)	$1,000.00	$1,023.01	$1.81

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$963.00	$5.84

Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$966.50	$1.80

Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$1.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$964.20	$4.09

Hypothetical (5% return before expenses)	$1,000.00	$1,020.63	$4.21

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$967.40	$1.80

Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$1.86

†	Expenses are equal to the annualized expense ratio of 0.36% for Class A Shares, 1.20% for Class C Shares, 0.37% for Class I Shares, 0.84% for Class S Shares and 0.37% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Asset Allocation Funds | 9

Janus Modular Portfolio Construction® Fund

Schedule of Investments

As of June 30, 2010

Shares		Value

Exchange-Traded Funds – 6.3%
Commodity – 3.8%
9,806	iShares S&P GSCI Commodity – Indexed Trust (ETF)	$272,512
Currency – 2.5%
7,262	WisdomTree Dreyfus Chinese Yuan Fund (ETF)	181,052

Total Exchange-Traded Funds (cost $489,498)		453,564

Mutual Funds(1) – 90.5%
Equity Funds – 62.4%
6,993	Goldman Sachs Absolute Return Tracker Fund	61,750
14,720	INTECH Risk-Managed Growth Fund – Class I Shares	153,971
23,601	INTECH Risk-Managed International Fund – Class I Shares	144,912
24,457	INTECH Risk-Managed Value Fund – Class I Shares	192,969
55,028	Janus Contrarian Fund – Class I Shares	688,948
23,364	Janus Forty Fund – Class I Shares	664,698
14,310	Janus Global Life Sciences Fund – Class I Shares	283,049
9,706	Janus Global Real Estate Fund – Class I Shares	77,068
47,190	Janus International Equity Fund – Class I Shares	445,004
40,639	Janus Orion Fund – Class I Shares	377,938
17,355	Janus Overseas Fund – Class I Shares	713,113
6,644	Janus Research Core Fund – Class I Shares	117,207
5,562	Janus Research Fund – Class I Shares	128,708
18,418	Janus Triton Fund – Class I Shares	236,674
4,276	Perkins Large Cap Value Fund – Class I Shares	49,521
7,816	Perkins Mid Cap Value Fund – Class I Shares	149,046
		4,484,576
Fixed-Income Funds – 28.1%
173,840	Janus Flexible Bond Fund – Class I Shares	1,860,092
18,811	Janus High-Yield Fund – Class I Shares	158,955
		2,019,047

Total Mutual Funds (cost $6,063,153)		6,503,623

Money Market – 3.5%
253,538	Janus Cash Liquidity Fund LLC, 0% (cost $253,538)	253,538

Total Investments (total cost $6,806,189) – 100.3%		7,210,725

Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(20,433)

Net Assets – 100%		$7,190,292

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedule of Investments and Financial Statements.

10 | JUNE 30, 2010

Statement of Assets and Liabilities

As of June 30, 2010	Janus Modular Portfolio
(all numbers in thousands except net asset value per share)	Construction® Fund

Assets:
Investments at cost	$6,806
Investments at value	$516
Affiliated investments at value	6,695
Cash	1
Receivables:
Fund shares sold	2
Dividends from affiliates	7
Non-interested Trustees’ deferred compensation	-
Other assets	9
Total Assets	7,230
Liabilities:
Payables:
Investments purchased	4
Fund shares repurchased	4
Dividends and distributions	-
Advisory fees	-
Audit fees	18
Postage fees	1
Printing fees	5
Transfer agent fees and expenses	-
Administrative fees - Class S Shares	-
Distribution fees and shareholder servicing fees - Class A Shares	1
Distribution fees and shareholder servicing fees - Class C Shares	2
Distribution fees and shareholder servicing fees - Class S Shares	-
Networking fees - Class A Shares	-
Networking fees - Class C Shares	-
Networking fees - Class I Shares	-
Non-interested Trustees’ fees and expenses	-
Non-interested Trustees’ deferred compensation fees	-
Accrued expenses and other payables	5
Total Liabilities	40
Net Assets	$7,190

Janus Asset Allocation Funds | 11

See Notes to Financial Statements.

Statement of Assets and Liabilities (continued)

As of June 30, 2010	Janus Modular Portfolio
(all numbers in thousands except net asset value per share)	Construction® Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$6,756
Undistributed net investment income/(loss)*	24
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	6
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	404
Total Net Assets	$7,190
Net Assets - Class A Shares	$3,059
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	333
Net Asset Value Per Share(1)	$9.20
Maximum Offering Price Per Share(2)	$9.76
Net Assets - Class C Shares	$2,429
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	267
Net Asset Value Per Share(1)	$9.11
Net Assets - Class I Shares	$1,371
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	149
Net Asset Value Per Share	$9.22
Net Assets - Class S Shares	$292
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32
Net Asset Value Per Share	$9.17
Net Assets - Class T Shares	$39
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4
Net Asset Value Per Share	$9.21

*	See Note 5 in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.

12 | June 30, 2010

See Notes to Financial Statements.

Statements of Operations

For the eleven-month fiscal period ended June 30, 2010
and the fiscal period ended July 31, 2009	Janus Modular Portfolio Construction® Fund
(all numbers in thousands)	2010(1)	2009(2)

Investment Income:
Dividends	$-	$29
Dividends from affiliates	98	36
Total Investment Income	98	65
Expenses:
Advisory fees	4	1
Transfer agent fees and expenses	1	9
Registration fees	-	96
Custodian fees	4	4
Audit fees	22	28
Non-interested Trustees’ fees and expenses	1	-
Printing expenses	37	41
System fees	1	25
Administrative fees - Class S Shares	1	1
Administrative fees - Class T Shares	-	-
Distribution fees and shareholder servicing fees - Class A Shares	7	1
Distribution fees and shareholder servicing fees - Class C Shares	20	6
Distribution fees and shareholder servicing fees - Class S Shares	1	1
Administrative, networking and omnibus fees - Class A Shares	1	-
Administrative, networking and omnibus fees - Class C Shares	2	-
Administrative, networking and omnibus fees - Class I Shares	1	-
Other expenses	8	17
Total Expenses	111	230
Expense and Fee Offset	(1)	-
Net Expenses	110	230
Less: Excess Expense Reimbursement	(66)	(221)
Net Expenses after Expense Reimbursement	44	9
Net Investment Income/(Loss)	54	56
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions(3)	174	(192)
Capital gain distributions from Underlying Funds	2	33
Net realized gain/(loss) from swap contracts	-	-
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	41	364
Net Gain/(Loss) on Investments	217	205
Net Increase/(Decrease) in Net Assets Resulting from Operations	$271	$261

(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from September 3, 2008 (inception date) through July 31, 2009.
(3)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.

Janus Asset Allocation Funds | 13

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the eleven-month fiscal period ended June 30, 2010
and the fiscal period ended July 31, 2009	Janus Modular Portfolio Construction® Fund
(all numbers in thousands)	2010(1)	2009(2)

Operations:
Net investment income/(loss)	$54	$56
Net realized gain/(loss) from investment and foreign currency transactions(3)	174	(192)
Capital gain distributions from Underlying Funds	2	33
Net realized gain/(loss) from swap contracts	-	-
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	41	364
Net Increase/(Decrease) in Net Assets Resulting from Operations	271	261
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(31)	(3)
Class C Shares	(23)	(6)
Class I Shares	(14)	(3)
Class S Shares	(3)	(2)
Class T Shares	-	-
Net realized gain from investment transactions*
Class A Shares	(6)	-
Class C Shares	(4)	-
Class I Shares	(2)	-
Class S Shares	(1)	-
Class T Shares	-	-
Net (Decrease) from Dividends and Distributions	(84)	(14)
Capital Share Transactions:
Shares sold
Class A Shares	1,786	1,670
Class C Shares	1,719	1,190
Class I Shares	1,479	740
Class S Shares	87	494
Class T Shares	56	1
Reinvested dividends and distributions
Class A Shares	37	3
Class C Shares	26	6
Class I Shares	16	3
Class S Shares	3	2
Class T Shares	-	-
Shares repurchased
Class A Shares	(574)	(28)
Class C Shares	(636)	(22)
Class I Shares	(960)	(3)
Class S Shares	(283)	(40)
Class T Shares	(16)	-
Net Increase/(Decrease) from Capital Share Transactions	2,740	4,016
Net Increase/(Decrease) in Net Assets	2,927	4,263
Net Assets:
Beginning of period	4,263	-
End of period	$7,190	$4,263

Undistributed net investment income/(loss)*	$24	$42

*	See Note 5 in Notes to Financial Statements.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from September 3, 2008 (inception date) through July 31, 2009.
(3)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.

14 | June 30, 2010

See Notes to Financial Statements.

Financial Highlights

Class A Shares

For a share outstanding during the
eleven-month fiscal period ended June 30, 2010	Janus Modular Portfolio Construction® Fund
and the fiscal period ended July 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$8.76	$10.00
Income from Investment Operations:
Net investment income/(loss)	.07	.15
Net gain/(loss) on investments (both realized and unrealized)	.49	(1.31)
Total from Investment Operations	.56	(1.16)
Less Distributions:
Dividends (from net investment income)*	(.10)	(.08)
Distributions (from capital gains)*	(.02)	–
Total Distributions	(.12)	(.08)
Net Asset Value, End of Period	$9.20	$8.76
Total Return**	6.27%	(11.38)%
Net Assets, End of Period (in thousands)	$3,059	$1,734
Average Net Assets for the Period (in thousands)	$2,956	$488
Ratio of Gross Expenses to Average Net Assets***(3)	0.45%	0.62%
Ratio of Net Expenses to Average Net Assets***(3)	0.45%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.13%	3.35%
Portfolio Turnover Rate***	51%	78%

Class C Shares

For a share outstanding during the
eleven-month fiscal period ended June 30, 2010	Janus Modular Portfolio Construction® Fund
and the fiscal period ended July 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$8.74	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)	.19
Net gain/(loss) on investments (both realized and unrealized)	.50	(1.37)
Total from Investment Operations	.49	(1.18)
Less Distributions:
Dividends (from net investment income)*	(.10)	(.08)
Distributions (from capital gains)*	(.02)	–
Total Distributions	(.12)	(.08)
Net Asset Value, End of Period	$9.11	$8.74
Total Return**	5.47%	(11.58)%
Net Assets, End of Period (in thousands)	$2,429	$1,288
Average Net Assets for the Period (in thousands)	$2,168	$684
Ratio of Gross Expenses to Average Net Assets***(3)	1.22%	0.48%(4)
Ratio of Net Expenses to Average Net Assets***(3)	1.21%	0.48%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.34%	3.37%
Portfolio Turnover Rate***	51%	78%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from September 3, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.46% and 1.45% respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 15

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the
eleven-month fiscal period ended June 30, 2010	Janus Modular Portfolio Construction® Fund
and the fiscal period ended July 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$8.79	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05	.19
Net gain/(loss) on investments (both realized and unrealized)	.50	(1.32)
Total from Investment Operations	.55	(1.13)
Less Distributions:
Dividends (from net investment income)*	(.10)	(.08)
Distributions (from capital gains)*	(.02)	–
Total Distributions	(.12)	(.08)
Net Asset Value, End of Period	$9.22	$8.79
Total Return**	6.13%	(11.08)%
Net Assets, End of Period (in thousands)	$1,371	$782
Average Net Assets for the Period (in thousands)	$1,332	$382
Ratio of Gross Expenses to Average Net Assets***(3)	0.46%	0.46%
Ratio of Net Expenses to Average Net Assets***(3)	0.45%	0.45%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.12%	3.57%
Portfolio Turnover Rate***	51%	78%

Class S Shares

For a share outstanding during the
eleven-month fiscal period ended June 30, 2010	Janus Modular Portfolio Construction® Fund
and the fiscal period ended July 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$8.75	$10.00
Income from Investment Operations:
Net investment income/(loss)	.15	.19
Net gain/(loss) on investments (both realized and unrealized)	.39	(1.36)
Total from Investment Operations	.54	(1.17)
Less Distributions:
Dividends (from net investment income)*	(.10)	(.08)
Distributions (from capital gains)*	(.02)	–
Total Distributions	(.12)	(.08)
Net Asset Value, End of Period	$9.17	$8.75
Total Return**	6.04%	(11.48)%
Net Assets, End of Period (in thousands)	$292	$458
Average Net Assets for the Period (in thousands)	$355	$274
Ratio of Gross Expenses to Average Net Assets***(3)	0.75%	0.72%
Ratio of Net Expenses to Average Net Assets***(3)	0.74%	0.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.79%	3.09%
Portfolio Turnover Rate***	51%	78%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from September 3, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

16 | June 30, 2010

Class T Shares

For a share outstanding during the
eleven-month fiscal period ended June 30, 2010	Janus Modular Portfolio Construction® Fund
and the fiscal period ended July 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$8.78	$8.25
Income from Investment Operations:
Net investment income/(loss)	.09	.01
Net gain/(loss) on investments (both realized and unrealized)	.46	.52
Total from Investment Operations	.55	.53
Less Distributions:
Dividends (from net investment income)*	(.10)	–
Distributions (from capital gains)*	(.02)	–
Total Distributions	(.12)	–
Net Asset Value, End of Period	$9.21	$8.78
Total Return**	6.14%	6.42%
Net Assets, End of Period (in thousands)	$39	$1
Average Net Assets for the Period (in thousands)	$27	$1
Ratio of Gross Expenses to Average Net Assets***(3)	0.47%	0.76%
Ratio of Net Expenses to Average Net Assets***(3)	0.46%	0.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.97%	1.56%
Portfolio Turnover Rate***	51%	78%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 17

Notes to Schedule of Investments

Barclays Capital U.S. Aggregate Bond Index	An unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Lipper Mixed-Asset Target Allocation Growth Funds	The Lipper Mixed-Asset Target Allocation Growth Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Growth Funds for the respective time periods.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

MPC Allocation Composite Index	A hypothetical combination of unmanaged indices. This internally-calculated index combines the total returns from the Russell 3000® Index (50%), the Barclays Capital U.S. Aggregate Bond Index (25%), and the Morgan Stanley Capital International All Country World ex-U.S. IndexSM (25%).

Russell 3000® Index	Measures the performance of the stocks of the 3,000 largest publicly-traded U.S. companies, based on market capitalization, and it measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

ETF	Exchange-Traded Fund

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Modular Portfolio Construction® Fund
Exchange-Traded Funds	$453,564	$–	$–
Mutual Funds
Equity Funds	–	4,484,576	–
Fixed-Income Funds	–	2,019,047	–
Money Market	–	253,538	–
Total Investments in Securities	$453,564	$6,757,161	$–

18 | June 30, 2010

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Modular Portfolio Construction® Fund is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”) with approximately 90% of its assets allocated to Janus-managed mutual funds and approximately 10% allocated to unqualified pooled investment vehicles (e.g., ETFs) and derivatives. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On August 1, 2009, the Fund changed its fiscal year end from July 31 to June 30. Accordingly, these financial statements include information for the eleven-month period from August 1, 2009 to June 30, 2010. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The share classes in this report are not offered directly to individual investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds
The Fund invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which the Fund’s asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: 60%-90% stocks, 15%-30% bonds and money market instruments and 5-15% alternative investments for the Fund. A brief description of each of the underlying funds that the Fund may invest in are as follows.

POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN EQUITY SECURITIES
INTECH RISK-MANAGED CORE FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the S&P 500® Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED GROWTH FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED INTERNATIONAL FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Morgan Stanley Capital International (“MSCI”) EAFE® (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

Janus Asset Allocation Funds | 19

Notes to Financial Statements (continued)

INTECH RISK-MANAGED VALUE FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining investments in fixed-income securities and cash equivalents. The fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term investments.

JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index.

JANUS FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. Effective July 1, 2010, the Fund changed its name to Perkins Global Value Fund.

JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets.

JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in

20 | June 30, 2010

equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase.

JANUS INTERNATIONAL FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Effective on or about September 15, 2010, the Fund will be liquidated. Effective June 30, 2010, the Fund no longer accepted investments by new or existing shareholders.

JANUS ORION FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Effective September 15, 2010, the Fund will change its name to Janus Global Select Fund and will implement certain strategy changes.

JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets.

JANUS RESEARCH CORE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in equity securities selected for their growth potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). The fund may invest in companies of any size.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after

Janus Asset Allocation Funds | 21

Notes to Financial Statements (continued)

the fund’s initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index.

PERKINS MID CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index.

PERKINS SMALL CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index.

POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN FIXED-INCOME SECURITIES
JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment-grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high-risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

POTENTIAL UNDERLYING FUNDS PRIMARILY UTILIZING ALTERNATIVE STRATEGIES
JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on

22 | June 30, 2010

industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets, but will normally limit such investments to 15% of its net assets, measured at the time of purchase.

JANUS LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The fund’s portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle, and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the fund’s portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the fund’s investment policies.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
The Fund’s net asset value (“NAV”) is partially calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of an underlying fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the Fund and the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the Fund and the underlying funds traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s and the underlying funds’ Trustees. Short-term securities held by the Fund and the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities held by the Fund and the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the Fund and the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund and the underlying funds are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s and the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund and underlying funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s and the underlying funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the Fund and the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the Fund and the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets

Janus Asset Allocation Funds | 23

Notes to Financial Statements (continued)

represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Additionally, the Fund as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Fund adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the eleven-month fiscal period ended June 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

24 | June 30, 2010

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2010 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Fund adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”), effective June 30, 2010. This Update applies to the Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

Janus Asset Allocation Funds | 25

Notes to Financial Statements (continued)

The Fund recognizes transfers between the levels as of the beginning of the year.

2.	Derivative Instruments

The Fund and underlying funds may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund and underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Fund and underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund and underlying funds invest in a derivative for speculative purposes, the Fund or underlying funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Fund and underlying funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Fund’s or an underlying fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including counterparty risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund and certain underlying funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund and certain underlying funds may require the counterparty to post collateral if the Fund or underlying funds have a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The underlying funds, except INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the “Risk-Managed funds”), may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Fund and underlying funds, except the Risk-Managed funds, may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings of the Fund and underlying funds and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund and underlying funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund and underlying funds are subject to foreign currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of

26 | June 30, 2010

the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Fund or underlying funds are fully collateralized by other securities, which are denoted on the Fund’s or the underlying funds’ Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Fund’s or underlying funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund and underlying funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund and underlying funds are subject to interest rate risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Fund and underlying funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Fund or an underlying fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s or the underlying fund’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Fund and underlying funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund and underlying funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund or underlying funds are subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Fund or underlying funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund and underlying funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Fund and underlying funds, except the Risk-Managed funds, may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund and underlying funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Fund or underlying funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund or underlying funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund or underlying funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund or underlying funds could result in the Fund or underlying funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Fund or the underlying funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the

Janus Asset Allocation Funds | 27

Notes to Financial Statements (continued)

delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund or underlying funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund or underlying funds and the counterparty and by having the counterparty post collateral to cover the Fund’s or underlying funds’ exposure to the counterparty.

Holdings of the Fund designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Fund or underlying funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund or underlying funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund or underlying funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund or underlying funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Fund or underlying funds may recognize due to written call options.

Other Options
In addition to the option strategies described above, the Fund and certain underlying funds may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Fund and certain underlying funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of the Fund’s and underlying funds’ net assets, when combined with all other illiquid investments of the Fund and underlying funds. The Fund may use exotic options to the extent that they are consistent with the Fund’s investment objective and investment policies, and applicable regulations.

The Fund and certain underlying funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund and the underlying funds, except the Risk-Managed funds, may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Fund and underlying funds are subject to market risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund or underlying funds. If the other party to a swap defaults, the Fund or underlying funds would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund or underlying funds utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund or underlying funds and reduce the Fund’s or underlying funds’ total return. Swap contracts of the Fund are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Fund are reported in “Net realized

28 | June 30, 2010

gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Fund or underlying funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The Fund or underlying funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Fund’s or underlying funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Fund or underlying funds and the counterparty and by posting of collateral by the counterparty to the Fund or underlying funds to cover the Fund’s or underlying funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. The fund or underlying funds investing in CDXs are normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Fund’s or underlying funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund or underlying funds and the counterparty and by the posting of collateral to the Fund or underlying funds to cover the Fund’s or underlying funds’ exposure to the counterparty.

In accordance with FASB guidance, the Fund adopted the provisions for “Derivative and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The effect of Derivative Instruments on the Statements of Operations for the fiscal period ended June 30, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$219	$–	$–	$219

Total	$–	$219	$–	$–	$219

Janus Asset Allocation Funds | 29

Notes to Financial Statements (continued)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$(268)	$–	$–	$(268)

Total	$–	$(268)	$–	$–	$(268)

The effect of Derivative Instruments on the Statements of Operations for the fiscal period ended July 31, 2009

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$268	$–	$–	$268

Total	$–	$268	$–	$–	$268

Please see the Fund’s Statements of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The effect of derivatives on the Statements of Operations are indicative of the Fund’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The underlying funds, particularly Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. The Risk-Managed funds do not intend to invest in high-yield/high-risk bonds.

Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Bank Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the underlying funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

Borrowing
The underlying Janus Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, Janus Long/Short Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that

30 | June 30, 2010

it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Janus Long/Short Fund may also borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows Janus Long/Short Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by Janus Long/Short Fund involves special risk considerations that may not be associated with other funds that may only borrow for temporary or emergency purposes. Because substantially all of Janus Long/Short Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of Janus Long/Short Fund’s agreement with its lender, the NAV per share of Janus Long/Short Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if Janus Long/Short Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, Janus Long/Short Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that Janus Long/Short Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of Janus Long/Short Fund compared with what it would have been without leverage.

Counterparties
Fund or underlying fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund or underlying funds (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund or underlying funds. The Fund or underlying funds may be unable to recover their investments from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s or underlying funds’ exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

The Fund or underlying funds may be exposed to counterparty risk through participation in various programs including, but not limited to, lending their securities to third parties, cash sweep arrangements whereby the Fund’s or underlying funds’ cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund or underlying funds intend to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund or underlying funds focus their transactions with a limited number of counterparties, they will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Fund or underlying funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund or underlying funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund or underlying funds bear directly in connection with their own operations.

Exchange-Traded Notes
The Fund or underlying funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Fund’s or underlying funds’ total returns. The Fund or underlying funds will invest in these securities when desiring exposure to debt

Janus Asset Allocation Funds | 31

Notes to Financial Statements (continued)

securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fund or underlying funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s or underlying funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The underlying funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the underlying funds may be party to interfund lending agreements between the underlying funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing underlying fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The underlying funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. The underlying funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the underlying funds’ yield and the underlying funds’ return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in an underlying fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or

32 | June 30, 2010

insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing an underlying fund’s sensitivity to interest changes and causing its price to decline.

Mortgage Dollar Rolls
Certain underlying funds, particularly Janus Flexible Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the underlying funds sell a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a predetermined price. The underlying funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income of the underlying funds.

The underlying funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the underlying funds maintained in a segregated account. To the extent that the underlying funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the underlying funds are required to purchase may decline below the agreed upon repurchase price.

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the underlying funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The underlying funds do not have the right to vote on securities while they are being lent; however, the underlying funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the underlying funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral of the underlying funds are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the underlying funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The lending fees and an underlying fund’s portion of the interest income earned on cash

Janus Asset Allocation Funds | 33

Notes to Financial Statements (continued)

collateral are included on the underlying fund’s Statements of Operations in its most recent annual or semiannual reports (if applicable).

The Securities Lending Program was suspended prior to the current period and the underlying funds no longer have any securities on loan. Management continues to review the program and may resume securities lending.

Securities Traded on a To-Be-Announced Basis
Certain underlying funds, particularly Janus Flexible Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the underlying funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the underlying funds, normally 15 to 45 days later. Beginning on the date the underlying funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The underlying funds, except the Risk-Managed funds, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except the Risk-Managed funds, may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the underlying funds’ net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls (limitation not applicable to Janus Long/Short Fund). The underlying funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which an underlying fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the underlying funds are fully collateralized by other securities. The underlying funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The underlying funds pay stock loan fees on assets borrowed from the security broker.

The underlying funds may also enter into short positions through derivative instruments, such as option contracts, futures contracts, and swap agreements, which may expose the underlying funds to similar risks. To the extent that the underlying funds enter into short derivative positions, the underlying funds may be exposed to risks similar to those associated with short sales, including the risk that the underlying funds’ losses are theoretically unlimited.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following

34 | June 30, 2010

table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Modular Portfolio Construction® Fund	All Asset Levels	0.07

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund for providing or procuring administrative services to investors in Class S Shares of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class T Shares of the Fund for providing or procuring administrative services to investors in Class T Shares of the Fund. These administrative services fees are paid by Class T Shares of the Fund to Janus Services, which uses some or all of such fees to compensate intermediaries for providing these services to their customers who invest in the Fund. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Fund.

Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded for the difference. Refunds, if any, are included in the “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed until at least February 16, 2011 to reimburse the Fund by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing (12b-1) fees applicable to Class A Shares, Class C Shares, and Class S Shares, administrative fees payable pursuant to the Transfer Agency Agreement applicable to Class S Shares and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses exceed the annual rate noted below. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Janus Modular Portfolio Construction® Fund	0.45

Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the

Janus Asset Allocation Funds | 35

Notes to Financial Statements (continued)

Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoupment of such reimbursements expires September 3, 2011. At the end of the eleven-month fiscal period ended June 30, 2010, there was no recoupment.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of June 30, 2010 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the eleven-month fiscal period ended June 30, 2010 and the fiscal period ended July 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the eleven-month fiscal period ended June 30, 2010 or the fiscal period ended July 31, 2009.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer. The Fund reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $365,579 and $276,484 was paid by the Trust during the eleven-month fiscal period ended June 30, 2010 and the fiscal period ended July 31, 2009, respectively. The Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the eleven-month fiscal period ended June 30, 2010, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Modular Portfolio Construction® Fund	$3,488

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares during the eleven-month fiscal period ended June 30, 2010.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the eleven-month fiscal period ended June 30, 2010, redeeming shareholders of Class C Shares paid the following contingent deferred sales charge:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Janus Modular Portfolio Construction® Fund	$1,018

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Fund and the underlying funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC

36 | June 30, 2010

maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the eleven-month fiscal period ended June 30, 2010 and the fiscal year ended July 31, 2009, respectively, the Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/10

Janus Modular Portfolio Construction® Fund
INTECH Risk-Managed Growth Fund – Class I Shares	9,729	$103,771	(5,379)	$(55,205)	$3,862	$1,195	$153,971
INTECH Risk-Managed International Fund – Class I Shares	15,205	105,911	(8,095)	(54,170)	1,759	1,305	144,912
INTECH Risk-Managed Value Fund – Class I Shares	18,410	157,115	(8,374)	(67,840)	2,245	875	192,969
Janus Cash Liquidity Fund LLC	791,387	791,387	(775,039)	(775,039)	–	392	253,538
Janus Contrarian Fund – Class I Shares	59,541	747,418	(18,703)	(251,662)	11,185	900	688,948
Janus Flexible Bond Fund – Class I Shares	132,873	1,386,910	(80,349)	(823,175)	17,799	72,617	1,860,092
Janus Forty Fund – Class I Shares	18,968	588,685	(7,418)	(213,372)	28,979	–	664,698
Janus Fund – Class I Shares	335	8,148	(1,070)	(21,848)	4,582	–	–
Janus Global Life Sciences Fund – Class I Shares	11,857	248,720	(6,936)	(149,941)	(2,709)	327	283,049
Janus Global Real Estate Fund – Class I Shares	5,871	45,632	(2,782)	(19,818)	2,793	1,301	77,068
Janus High-Yield Fund – Class I Shares	12,458	104,225	(4,935)	(40,420)	1,651	11,353	158,955
Janus International Equity Fund – Class I Shares	34,069	334,459	(10,872)	(98,072)	12,052	1,869	445,004
Janus Orion Fund – Class I Shares	31,445	302,008	(32,376)	(290,991)	20,458	492	377,938
Janus Overseas Fund – Class I Shares	13,611	565,330	(5,675)	(221,402)	32,899	2,888	713,113
Janus Research Core Fund – Class I Shares	6,729	126,007	(8,814)	(148,815)	19,593	679	117,207
Janus Research Fund – Class I Shares	3,521	83,774	(1,905)	(46,862)	267	456	128,708
Janus Triton Fund – Class I Shares	11,961	148,584	(6,875)	(78,693)	9,790	752	236,674
Perkins Large Cap Value Fund – Class I Shares	4,667	62,122	(391)	(5,209)	(456)	–	49,521
Perkins Mid Cap Value Fund – Class I Shares	5,205	102,016	(3,161)	(59,310)	3,934	495	149,046

		$6,012,222		$(3,421,844)	$170,683	$97,896	$6,695,411

	Transferred (1)	Purchases		Sales		Realized	Dividend	Value
	Shares	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 7/31/09

Janus Modular Portfolio Construction® Fund
INTECH Risk-Managed Growth Fund – Class I Shares	10,274	2,309	$21,778	(2,213)	$(22,763)	$(10,631)	$229	$100,794
INTECH Risk-Managed International Fund – Class I Shares	16,804	3,636	22,587	(3,948)	(25,528)	(11,341)	564	108,019
INTECH Risk-Managed Value Fund – Class I Shares	13,525	3,086	21,799	(2,189)	(17,217)	(13,318)	544	106,290
Janus Cash Liquidity Fund LLC	170,190	305,000	305,000	(238,000)	(238,000)	–	131	237,190
Janus Contrarian Fund – Class I Shares	–	14,190	158,935	–	–	2,963	–	163,042
Janus Contrarian Fund – Class J Shares	18,695	4,024	44,112	(22,719)	(231,892)	1,039	–	–
Janus Institutional Cash Management Fund – Institutional Shares	–	801	801	(801)	(801)	–	2	–
Janus Institutional Money Market Fund – Institutional Shares	–	1,266,325	1,266,325	(1,266,325)	(1,266,325)	–	278	–
Janus Flexible Bond Fund – Class I Shares	119,944	29,404	295,178	(28,032)	(281,546)	2,613	27,462	1,233,779
Janus Forty Fund – Class I Shares	7,308	4,769	136,675	(263)	(9,827)	(18,847)	–	346,621
Janus Global Life Sciences Fund – Class I Shares	–	9,389	184,031	–	–	(3,463)	–	183,281
Janus Global Real Estate Fund – Class I Shares	6,017	1,312	8,090	(712)	(5,947)	–	60	43,146
Janus High-Yield Fund – Class I Shares	11,890	2,888	22,310	(3,490)	(27,397)	(501)	4,723	89,741
Janus International Equity Fund – Class I Shares	21,782	4,529	39,682	(2,318)	(20,598)	(11,773)	938	218,577
Janus Fund – Class I Shares	813	181	4,024	(259)	(5,667)	174	14	16,906
Janus Orion Fund – Class I Shares	25,905	16,579	135,401	(914)	(10,186)	(23,453)	–	347,944
Janus Overseas Fund – Class I Shares	6,062	3,567	128,412	(210)	(10,734)	(24,144)	485	351,991
Janus Research Core Fund – Class I Shares	11,890	2,595	42,493	(5,756)	(90,619)	(22,738)	575	148,914
Janus Research Fund – Class I Shares	–	3,946	83,650	–	–	–	145	84,280

Janus Asset Allocation Funds | 37

Notes to Financial Statements (continued)

	Transferred (1)	Purchases		Sales		Realized	Dividend	Value
	Shares	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 7/31/09

Janus Research Fund – Class J Shares	4,060	882	18,117	(4,942)	(89,444)	5,007	–	–
Janus Triton Fund – Class I Shares	11,324	2,579	27,526	(571)	(6,106)	(29,922)	–	148,117
Perkins Mid Cap Value Fund – Class I Shares	5,670	1,285	21,778	(1,183)	(20,224)	51	283	101,935

	462,153	1,683,276	$2,988,704	(1,584,845)	$(2,380,821)	$(158,284)	$36,433	$4,030,567

(1)	A reorganization of the Janus Adviser Series trust occurred at the close of business on July 2, 2009. All Capital and Shares were transferred to the corresponding fund of the newly formed Fund or share class.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the eleven-month fiscal period ended June 30, 2010, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	7/31/09	Purchases	Purchases	Redemptions	Redemption	6/30/10

Janus Modular Portfolio Construction® Fund - Class A Shares	$250,000	$–	–	$250,000	4/14/10	$–
Janus Modular Portfolio Construction® Fund - Class C Shares	250,000	–	–	250,000	4/14/10	–
Janus Modular Portfolio Construction® Fund - Class I Shares	250,000	–	–	250,000	4/14/10	–
Janus Modular Portfolio Construction® Fund - Class S Shares	250,000	–	–	–	–	250,000
Janus Modular Portfolio Construction® Fund - Class T Shares	1,000	10,000	10/29/09	–	–	11,000

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Modular Portfolio Construction® Fund	$36,138	$145,427	$–	$–	$(216)	$253,427

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Modular Portfolio Construction® Fund	$6,957,298	$347,622	$(94,195)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

38 | June 30, 2010

For the eleven-month fiscal period ended June 30, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Modular Portfolio Construction® Fund	$71,173	$12,595	$–	$–

For the period ended July 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Modular Portfolio Construction® Fund	$13,574	$–	$–	$–

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Fund that would have been in effect, absent the waiver of certain fees and offsets.

For the eleven-month fiscal period ended June 30, 2010
and the fiscal period ended July 31, 2009

Janus Modular
Portfolio Construction®Fund

Class A Shares
2010(1)	1.57%
2009(2)	13.34%

Class C Shares
2010(1)	2.28%
2009(2)	13.46%

Class I Shares
2010(1)	1.35%
2009(2)	13.47%

Class S Shares
2010(1)	1.91%
2009(2)	16.43%

Class T Shares
2010(1)	1.12%
2009(3)	7.61%

(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from September 3, 2008 (inception date) through July 31, 2009.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.

Janus Asset Allocation Funds | 39

Notes to Financial Statements (continued)

7.	Capital Share Transactions

For the eleven-month fiscal period ended June 30, 2010	Janus Modular Portfolio
and the fiscal period ended July 31, 2009	Construction® Fund
(all numbers are in thousands)	2010(1)	2009(2)

Transactions in Fund Shares – Class A Shares:
Shares sold	190	201
Reinvested dividends and distributions	4	–
Shares repurchased	(59)	(3)
Net Increase/(Decrease) in Fund Shares	135	198
Shares Outstanding, Beginning of Period	198	–
Shares Outstanding, End of Period	333	198
Transactions in Fund Shares – Class C Shares:
Shares sold	182	149
Reinvested dividends and distributions	3	1
Shares repurchased	(65)	(3)
Net Increase/(Decrease) in Fund Shares	120	147
Shares Outstanding, Beginning of Period	147	–
Shares Outstanding, End of Period	267	147
Transactions in Fund Shares – Class I Shares:
Shares sold	157	89
Reinvested dividends and distributions	2	–
Shares repurchased	(99)	–
Net Increase/(Decrease) in Fund Shares	60	89
Shares Outstanding, Beginning of Period	89	–
Shares Outstanding, End of Period	149	89
Transactions in Fund Shares – Class S Shares:
Shares sold	9	57
Reinvested dividends and distributions	1	–
Shares repurchased	(30)	(5)
Net Increase/(Decrease) in Fund Shares	(20)	52
Shares Outstanding, Beginning of Period	52	–
Shares Outstanding, End of Period	32	52
Transactions in Fund Shares – Class T Shares:
Shares sold	6	122*
Reinvested dividends and distributions	–	–
Shares repurchased	(2)	–
Net Increase/(Decrease) in Fund Shares	4	122*
Shares Outstanding, Beginning of Period	–	–
Shares Outstanding, End of Period	4	122*

*	Shares are not in thousands.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from September 3, 2008 (inception date) through July 31, 2009 for Class A Shares, Class C Shares, Class I Shares and Class S Shares and July 6, 2009 (inception date) through July 31, 2009 for Class T Shares.

8.	Purchases and Sales of Investment Securities

For the eleven-month fiscal period ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

Proceeds from
			Purchases of	Sales of
			Long-Term	Long-Term
	Purchases of	Proceeds from Sales	U.S. Government	U.S. Government
Fund	Securities	of Securities	Obligations	Obligations

Janus Modular Portfolio Construction® Fund	$5,616,032	$3,004,326	$–	$–

40 | June 30, 2010

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit Court of Appeals.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” This Accounting Standards Update will enhance and clarify existing fair value measurement disclosures. The required disclosures are effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of these Accounting Standards Updates will have on the Fund’s financial statement disclosures.

11.	Subsequent Event

Effective September 15, 2010, Janus Modular Portfolio Construction® Fund will change its name to Janus Dynamic Allocation Fund.

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2010 and through the date of issuance of the Fund’s financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Asset Allocation Funds | 41

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Modular Portfolio Construction Fund (one of the funds constituting the Janus Investment Fund Trust, hereafter referred to as the “Fund”) at June 30, 2010 and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2010 by correspondence with the custodian, transfer agent and broker, provide a reasonable basis for our opinion.

Denver, Colorado
August 18, 2010

42 | June 30, 2010

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Asset Allocation Funds | 43

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

44 | June 30, 2010

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

This statement details the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Janus Asset Allocation Funds | 45

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

46 | June 30, 2010

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the fiscal period ended June 30, 2010:

Dividends Received Deduction Percentage

Fund

Janus Modular Portfolio Construction® Fund	18%

Qualified Dividend Income

Fund

Janus Modular Portfolio Construction® Fund	20%

Janus Asset Allocation Funds | 47

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Fund’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

					Other Directorships
				Number of Funds in	Held by Trustee
	Positions Held	Length of	Principal Occupations	Fund Complex	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	48	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	48	Formerly, Director of Envysion, Inc. (internet technology); Lijit Networks, Inc. (internet technology); LogRhythm Inc. (software solutions); IZZE Beverages; Ancestry.com, Inc. (genealogical research website); and Trustee and Chairman of RS Investment Trust.

48 | June 30, 2010

TRUSTEES (continued)

					Other Directorships
				Number of Funds in	Held by Trustee
	Positions Held	Length of	Principal Occupations	Fund Complex	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	48	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Member of the Board of Governors for Argonne National Laboratory.

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	48	Trustee of PayPal Funds (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	48*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc. (RRGB); and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	48	Director of Red Robin Gourmet Burgers, Inc. (RRGB).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	48	None

*  Mr. Mullen also serves as director of Janus Capital Funds Plc (“JCF”), an offshore product, consisting of 17 funds. Including JCF and the 48 funds comprising the Janus funds, Mr. Mullen oversees 65 funds.

Janus Asset Allocation Funds | 49

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
				Number of Funds in	Held by Trustee
	Positions Held	Length of	Principal Occupations	Fund Complex	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	48	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	48	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions to corporate clients).

50 | June 30, 2010

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Daniel Scherman 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Modular Portfolio Construction Fund	9/08-Present	Senior Vice President and Chief Risk Officer of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Vice President and Director of Risk and Trading for Janus Capital (2006), and Senior Quantitative Analyst and Portfolio Manager (2001-2005) for MFS Investment Management.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Asset Allocation Funds | 51

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Fund was held on June 10, 2010. At the meeting, the following matter was voted on and approved by the Shareholders. Each vote reported represents one dollar of net asset value held on the record date of the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal 1
To elect nine Trustees, each of whom is considered “independent.’’

		Number of Votes			Percentage of Total Outstanding Votes			Percentage of Voted
Trustees	Record Date Votes	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total

Jerome S. Contro	93,164,070,144	55,991,400,493	2,811,668,991	58,803,069,484	60.100%	3.018%	63.118%	95.218%	4.782%	100.000%
William F. McCalpin	93,164,070,144	55,992,793,728	2,810,275,756	58,803,069,484	60.102%	3.016%	63.118%	95.221%	4.779%	100.000%
John W. McCarter, Jr.	93,164,070,144	55,954,311,420	2,848,758,064	58,803,069,484	60.060%	3.058%	63.118%	95.155%	4.845%	100.000%
Dennis B. Mullen	93,164,070,144	55,978,512,378	2,824,557,106	58,803,069,484	60.086%	3.032%	63.118%	95.197%	4.803%	100.000%
James T. Rothe	93,164,070,144	55,983,957,794	2,819,111,690	58,803,069,484	60.092%	3.026%	63.118%	95.206%	4.794%	100.000%
William D. Stewart	93,164,070,144	55,987,683,815	2,815,385,669	58,803,069,484	60.096%	3.022%	63.118%	95.212%	4.788%	100.000%
Martin H. Waldinger	93,164,070,144	55,947,439,881	2,855,629,603	58,803,069,484	60.053%	3.065%	63.118%	95.144%	4.856%	100.000%
Linda S. Wolf	93,164,070,144	55,983,340,411	2,819,729,073	58,803,069,484	60.091%	3.027%	63.118%	95.205%	4.795%	100.000%
John P. McGonigle	93,164,070,144	55,989,461,018	2,813,608,466	58,803,069,484	60.098%	3.020%	63.118%	95.215%	4.785%	100.000%

52 | June 30, 2010

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53

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687); or download the file from janus.com/info. Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (8/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0710-266	8-31-10 125-02-93008 09-10

2010 ANNUAL REPORT

Janus Bond & Money Market Funds

Bond
Janus Flexible Bond Fund
Janus High-Yield Fund
Janus Short-Term Bond Fund

Money Market
Janus Money Market Fund
Janus Government Money Market Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Bond & Money Market Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Investment in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds.

Co-Chief Investment Officers’ Market Perspective

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

We would like to take this opportunity to thank you for your investment with Janus. As we write this letter at the close of the period ended June 30, investors are faced with renewed market volatility despite the positive tone with which we ended the first quarter of 2010. Concerns over sovereign creditworthiness in Europe, moderating economic data out of the U.S. and slowing growth in China resulted in a difficult backdrop for global equity markets during the period. Fixed income markets did not fare much better, as investors flocked to the relative safety of U.S. Treasuries and demand for credit remained relatively weak. As a result, all roads point to slowing global economic growth and continued market turmoil in the short term. In this environment, there may continue to be a higher demand for fixed income. All that being said, our research team believes certain segments of both the equity and credit markets are offering attractive valuations for investors with longer time horizons.

Equity Markets

What remains to be an uncertain environment helped fuel a broad decline in worldwide equity prices toward the end of the period ended June 30, 2010. Problems in Greece, the U.K., Spain and elsewhere in Europe had been building as 2010 began to unfold, but stocks managed to hit 18-month highs in April before sentiment turned negative. While earnings continued to surprise positively, economic data suggested that the effects of government stimulus and the inventory rebuilding cycle were waning, causing uncertainty over the pace of U.S. economic growth heading into the second half of 2010. Despite the challenges, overall equity valuations were still reasonable in our view with large cap growth stocks particularly attractive. Many quality companies were trading at sharp discounts to their fair value through the end of the period. Furthermore, healthy corporate balance sheets have fueled some dividend increases and initiations. Firms remain generally cautious, however, in both hiring and capital allocation decisions. While continued momentum from the aggressive cost cutting of last year may drive positive earnings surprises over the near term, muted and uneven economic growth are likely to limit revenue gains for many companies. Ultimately, we view revenue increases as necessary to fuel sustainable earnings growth and stock price appreciation over the long term.

Fixed Income and Credit Markets

In fixed income markets, investors demonstrated a general aversion to risk as they sought the relative safety of U.S. Treasuries. The “flight to quality” drove interest rates lower during the period with long-term rates coming off their highest levels since June 2009 and breaking through the lower end of the relatively narrow range they had been earlier in the period.

Within the fixed income markets, corporate credit is an area that remained attractive to us from a relative valuation as well as a fundamental perspective. We have seen significant deleveraging and increased liquidity profiles within financials as well as corporate America over the last 18 months and have strong indications that this will continue. The underlying fundamental deleveraging trend that we have entered is in its early stages and should be supportive of corporate credit over the long term. We believe that active security selection will be critical in generating outperformance given the structural changes impacting the fixed income market.

Outlook

In light of the overall uncertainty and market volatility, consumer confidence has held up quite well, in our opinion, and we have seen a significant improvement in retail activity. However, we believe continued uncertainty over financial and regulatory reforms, future tax rates and other policy actions coming out of Washington D.C. have made it difficult for individuals to plan for the long term.

Looking ahead, we believe the challenge for investors will be to stay the course. The market environment is likely to remain difficult and volatile, making a balanced long-term investment approach that much more important. As Europe works through its fiscal problems, and the U.S. works through its own challenges, we will continue to closely monitor the impact various policy measures may have on our investments and the overall economy. We are encouraged by the overall strength in corporate America, but believe there is a greater likelihood of uneven

Janus Bond & Money Market Funds | 1

Continued

economic growth. This, coupled with the structural changes occurring in global financial markets and the difficulties this may cause for passive investors, leads us to strongly believe that an active investment approach encompassing individual security selection will provide investors with the best opportunity to outperform on a risk-adjusted basis.

As fundamental researchers throughout our 40-year history, our goal has always been to identify those companies going through positive fundamental transition. We take a long-term view of investment opportunities and believe a well-balanced and diversified approach is important to achieving long-term investment success. Part of our process is to understand the capital structure, balance sheets, cash flows and management intentions holistically and from a number of perspectives. Not only does this remain a vital component to successful security selection in both the fixed income and equity markets in our view, but it forms the foundation of our commitment to deliver strong long-term relative performance on your behalf.

Once again, we thank you for your business and your continued confidence in Janus.

(-s- JONATHAN COLEMAN)

Jonathan Coleman
Co-Chief Investment Officer

(-s- GIBSON SMITH)

Gibson Smith
Co-Chief Investment Officer

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or download the file from janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital). Read it carefully before investing or sending money.

U.S. Treasury securities are direct debt obligations issued by the U.S. Government. With government bonds, the investor is a creditor of the government. Treasury Bills and U.S. Government Bonds are guaranteed by the full faith and credit of the United States government, are generally considered to be free of credit risk and typically carry lower yields than other securities. Bonds in a portfolio are typically intended to provide income and/or diversification. In general, the bond market is volatile. Bond prices rise when interest rates fall and vice versa. This effect is usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

2 | JUNE 30, 2010

Co-Chief Investment Officers’ Market Perspective

The opinions are those of the authors as of June 30, 2010 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

Past performance is no guarantee of future results.

All current and potential holdings in Janus products are subject to risks that individuals need to address.

There is no assurance that the investment process will consistently lead to successful investing.

A Fund’s portfolio may differ significantly from the securities held in an index. Indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

In preparing this document, Janus has relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources. Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a Fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Funds distributed by Janus Distributors LLC (8/10)

Janus Bond & Money Market Funds | 3

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2010. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares of the Bond Funds only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares of certain Bond Funds only); administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares of certain Bond Funds only); administrative, networking or omnibus fees (applicable to Class A Shares, Class C Shares, and Class I Shares of the Bond Funds only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2010 to June 30, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Bond Fund’s total annual fund operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares only), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least February 16, 2011. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information

4 | JUNE 30, 2010

regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the Funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Bond & Money Market Funds | 5

Janus Flexible Bond Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally-driven investment process that focuses on credit can generate risk-adjusted outperformance relative to peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

During the eight-month period ended June 30, 2010, Janus Flexible Bond Fund’s Class T Shares returned 6.23%, compared to a 5.03% return for the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Investment Philosophy

On a micro-economic basis, we look for companies that are going through positive fundamental transformation of their capital structure through a deleveraging strategy. Since management teams are focused on generating returns for their equity holders (typically including management), we have to verify that reducing debt and deleveraging the capital structure is advantageous to equity holders. Thus we approach each credit as though we were equity holders of the company. When we uncover opportunities within the credit markets that fit our investment criteria, our in-depth research process begins.

Our investment criteria focus on the following:

Free cash flow analysis – Free cash flow is the ultimate option for management teams, as it can be used to buy back stock, increase dividends, etc. We like to see free cash flow going toward debt reduction.

Understanding management intentions – We believe that management is key to driving the results of a business and therefore strive to understand management’s views and comprehension around creating value for their equity holders. In our typical position within a capital structure, if management does everything right we are entitled to receive timely coupon/interest payments and principal at maturity. If they do not execute, they could put the company in an impaired financial position and potentially push the company into bankruptcy courts, thus, putting us in a recovery position. In the current environment, recovery values range from approximately 40-50 cents on the dollar. Understanding the importance of capital structure management and the appropriate use of debt is essential in understanding management’s intentions.

Evaluation of the downside – We believe a core tenet to making money over market cycles requires a focus on capital preservation. As described above the risk of being wrong is often greater than the reward for being right. Thus, we focus on the risk profiles of each security that enters the portfolio.

Our in-house research plays a crucial role in the management of the Fund. A key strength is our integrated research model, which harnesses the resources of our 15 fixed income and 38 equity analysts (includes co-portfolio managers).

Market Environment

Optimism over improving economic data in the U.S. and abroad and positive momentum from corporate earnings helped financial markets continue the rally that began in March 2009. In the U.S., interest rates were relatively stable, credit spreads narrowed further and equity markets continued to march higher, reaching 17-month highs in late April before heading lower for the remainder of the period. A general aversion to risk dominated sentiment in the latter half of the period as investors sought the relative safety of U.S. Treasuries. Fueling the rally in Treasuries and the increased volatility in interest rates late in the period were growing concerns over slowing global growth, the European debt crisis and overall uncertainty about government policy measures coming out of Washington D.C. Economic growth in the U.S. during the first quarter of 2010 proved to be slower than expected with the Gross Domestic Product (GDP) being revised from its initial reading of over 3.0% to 2.7%. From manufacturing to housing and employment, economic data released during the second quarter suggested that a continued moderation in economic growth is likely. In addition, inflation remains less of a near-term concern as data released during the period pointed to little inflation at the end consumer level.

6 | JUNE 30, 2010

(unaudited)

The “flight to quality” drove interest rates across the yield curve lower during the period with long-term rates coming off of their highest levels since June 2009 and breaking through the lower end of the relatively narrow range they had been in earlier in the period. This move propelled long-term U.S. Treasuries to near the top of the list of outperformers as the 10-year Treasury yield finished below 3.00% and the 30-year yield closed under 4.00%. Both represented the lowest levels respectively in over a year. While there was a small flattening of the yield curve, the 233 basis points (bps) difference between yields on the 10-year and 2-year U.S. Treasuries was still near the high end of its historical range. Commercial mortgage backed securities (CMBS) were the top performer amid narrowing spreads. Elsewhere, mortgage-backed securities (MBS) underperformed the market, while spreads, or the difference in yields on corporate credits relative to U.S. Treasuries, narrowed. Both high yield and investment grade corporate credits outperformed the general market. Investment grade and high-yield spreads were 13 bps and 35 bps narrower, respectively, but off their narrowest levels as the period ended.

Portfolio Comments

During the period we increased our exposure to U.S. Treasuries, taking down our corporate credit weighting from roughly 72% to 60%, while bringing our U.S. Treasury weighting up from near 26% to just over 35%, which is roughly in line with the Fund’s benchmark weighting in Treasuries.

We continue to see little value in MBS, CMBS and agency markets given the historically narrow spreads and structural challenges facing these markets. We trimmed our exposure to the consumer amid the rising economic uncertainty and increased our holdings in companies that typically have high, stable cash flows, such as utilities, natural gas pipelines and cable companies. We continue to favor real estate investment trusts (REITS) as a way to garner exposure to real estate outside of the CMBS market. We particularly like U.S. multifamily and office-related names with class-A properties amid rising rents and falling vacancies. Continued weakness in housing could drive further declines in residential vacancy rates and higher rents. Overall, we are favoring individual credits of companies we believe are better positioned to gain market share from weaker rivals amid what is likely to remain a difficult macroeconomic environment. The Fund’s duration lengthened during the eight months and was higher relative to the index (4.80 years vs. 4.21 years).

(Please see “Notes to Financial Statements” for a discussion of derivatives used by the Fund.)

Contributors

Our corporate credit positions and zero exposure to MBS and government agencies contributed to relative results. The higher coupon/yield advantage of corporate credit more than offset the negative impact of widening spreads late in the period. Within corporate credit, our selections within industrial metals and brokerage outperformed. Vancouver, Canada-based Teck Resources, Ltd., which focuses on metallic coal mining, is a good example of a fallen angel, in our view. The company ran into trouble and subsequently recovered through its focus on paying down debt and strengthening its financial position. The company’s bonds were upgraded to investment grade during the period, which helped make our holding a top individual performer. We continue to maintain an overweight exposure to the name.

Detractors

Tilting our Treasury holdings more towards the short end of the yield curve hurt relative performance as did having no CMBS holdings. In terms of corporate credit detractors, our positions in independent energy and property and casualty insurance were relatively weak. Our credit holding in Anadarko Petroleum Corp., an oil and exploration production company, was among the top detractors as the company was at the center of the tragic oil spill in the Gulf of Mexico. While we think Anadarko has a good management team and attractive assets and production profile, we cut our position in half when the spill occurred given it was such an unknown risk in our view. We later exited the position as we saw growing uncertainty surrounding its potential liability and did not like the binary risk this represented.

Outlook

Our underlying view on the economy and markets remains that it is going to take time for the worldwide corrective deleveraging process to complete. The deleveraging process started with individuals, businesses and financial institutions aggressively paying down debt with a focus on improving their balance sheets. In light of the significant deleveraging of corporate and financial balance sheets there has been a significant increase in government spending and thus government debt in an effort to maintain and spur economic activity. The result has been an increased risk profile for many governments around the globe. The next stage of the deleveraging process will involve over-levered governments attempting to improve their fiscal positions through austerity measures, tax hikes and/or other methods. With this in mind, we believe that

Janus Bond & Money Market Funds | 7

Janus Flexible Bond Fund (unaudited)

additional government intervention in the corrective process, through allowing bondholders only to suffer no or small losses, will likely serve to prolong this clearing out of the system and remains a key focus.

The sovereign credit problems that unfolded in Europe are closely tied to the corrective process of cleansing the system of the excesses of the past few decades, which were driven by loose lending standards, excessive risk taking and a lack of prudence and regulatory oversight, fueled by low interest rates. As credit markets continue to heal, the availability and demand for credit will likely remain relatively weak. We believe this will continue to represent a headwind to economic activity, particularly in more developed nations. The prospects for slower growth could be supportive of U.S. Treasury yields and could contribute to further strength in the Treasury market. We have seen relatively strong demand for U.S. Treasuries driven by a flight-to-quality trade related to the problems in Europe, which put downward pressure on yields. We think U.S. Treasuries could continue to benefit from the austerity measures as well as concerns around the slowing economy over the near term. Longer term, we still see upward pressure on interest rates given the large and growing financing needs of the U.S. Government and the excessive liquidity in the system. The underlying fundamental deleveraging trend that we have entered should be supportive of corporate credit over the longer term. We find that management teams are very focused on their capital structures post the 2008 crisis and will continue to drive significant deleveraging as well as improved liquidity profiles in their businesses. While the fundamental backdrop remains positive, we think the significant imbalances in the global economy will lead to more significant volatility in the markets over the near term.

We remain cautious on mortgage backed securities, agencies and commercial mortgage backed securities, specifically acknowledging that the housing market may be in worse shape than many expect. The availability of mortgages to homebuyers is still relatively tight and private investor demand for MBS continues to be weak. Historically tight spreads and lack of transparency surrounding the Federal Reserve’s exit strategy, specifically around what it is going to do with the more than $1 trillion of MBS on its balance sheet, adds to the uncertainty and the significant concerns we have for this sector, agencies and CMBS.

Corporate credit is an area that remains attractive to us from a valuation perspective. With this in mind, after the significant rally in credit spreads in 2009, we believe that active security selection will be critical in generating returns, given the structural changes and other challenges impacting the fixed income market. Corporate America continues to reduce leverage and improve liquidity, focusing on improving overall health while the economy continues to recover. We are watching the consumer closely as personal consumption represents over 70% of the economy. In light of the uncertainty and market volatility, consumer confidence has held up quite well in our opinion and we have seen a significant improvement in retail activity. However, we believe continued uncertainty over financial and regulatory reforms, income taxes and other policy actions coming out of Washington D.C. have made it difficult for companies and individuals to plan for the long term. Corporate war chests (i.e. cash) have been growing, suggesting the potential for increased investment and spending, but activities such as hiring and mergers & acquisitions have been slow to materialize. Europe’s woes have driven corporations to take a more cautious stance and delay many of the activities companies normally would pursue at this stage of the economic cycle. This has dampened activity in the private sector and represents a headwind to sustainable economic growth in our view. We think this growth is more likely to be uneven. Couple this with the structural changes and the difficulties this may cause passive investors and an active investment approach encompassing individual security selection is likely to provide investors with the best opportunity to outperform on a risk adjusted basis.

As a result, we continue to emphasize the importance of corporate credit and credit analysis in fixed income investing. We believe our strengths lie in our fundamental bottom-up analysis and robust risk management. We continue to believe that corporate credit remains an area where we can effectively apply these strengths and create value for our shareholders over the long term.

Thank you for entrusting your assets to us and your investment in Janus Flexible Bond Fund.

8 | JUNE 30, 2010

(unaudited)

Janus Flexible Bond Fund At A Glance

Fund Profile
June 30, 2010

Weighted Average Maturity	6.4 Years
Average Effective Duration*	4.8 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	2.91%
With Reimbursement	2.91%
Class A Shares at MOP
Without Reimbursement	2.77%
With Reimbursement	2.77%
Class C Shares***
Without Reimbursement	1.98%
With Reimbursement	1.97%
Class D Shares
Without Reimbursement	3.02%
With Reimbursement	3.02%
Class I Shares
Without Reimbursement	2.47%
With Reimbursement	2.75%
Class R Shares
Without Reimbursement	2.46%
With Reimbursement	2.46%
Class S Shares
Without Reimbursement	2.71%
With Reimbursement	2.71%
Class T Shares
Without Reimbursement	2.96%
With Reimbursement	2.96%
Weighted Average Fixed Income Credit Rating	A+
Number of Bonds/Notes	257

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Net Assets)
June 30, 2010

AAA	35.4%
AA	9.4%
A	8.0%
BBB	28.5%
BB	12.5%
B	1.4%
Other	4.8%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2010

Asset Allocation – (% of Net Assets)
As of June 30, 2010

Emerging markets comprised 0.7% of total net assets.

Janus Bond & Money Market Funds | 9

Janus Flexible Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2010						Expense Ratios – per the February 16, 2010 prospectuses
	Eight-Month
	Fiscal Period
	Ended	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	6/30/10	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Flexible Bond Fund – Class A Shares

NAV	6.16%	12.73%	6.76%	6.74%	7.64%	0.81%	0.81%

MOP	1.11%	7.38%	5.72%	6.22%	7.41%

Janus Flexible Bond Fund – Class C Shares

NAV	5.63%	11.75%	6.05%	6.02%	6.97%	1.59%	1.56%

CDSC	4.61%	10.67%	6.05%	6.02%	6.97%

Janus Flexible Bond Fund – Class D Shares(1)	6.26%	12.91%	6.79%	6.76%	7.65%	0.62%	0.62%

Janus Flexible Bond Fund – Class I Shares	6.32%	12.91%	6.79%	6.76%	7.65%	0.49%	0.49%

Janus Flexible Bond Fund – Class R Shares	5.86%	12.16%	6.31%	6.28%	7.24%	1.26%	1.26%

Janus Flexible Bond Fund – Class S Shares	6.04%	12.49%	6.56%	6.53%	7.50%	1.00%	1.00%

Janus Flexible Bond Fund – Class T Shares	6.23%	12.91%	6.79%	6.76%	7.65%	0.75%	0.75%

Barclays Capital U.S. Aggregate Bond Index	5.03%	9.50%	5.54%	6.47%	7.43%**

Lipper Quartile – Class T Shares	–	2nd	1st	1st	1st

Lipper Ranking – based on total returns for Intermediate Investment Grade Debt Funds	–	259/559	29/392	29/234	2/21

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

10 | JUNE 30, 2010

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, the Fund’s Class J Shares were renamed Class T Shares.

Effective February 16, 2010, the Fund’s Class J Shares accounts held directly with Janus were moved into the newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each share class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010 reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual

Janus Bond & Money Market Funds | 11

Janus Flexible Bond Fund (unaudited)

funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

July 9, 1987 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – July 7, 1987
**	The Barclays Capital U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.
(1)	Closed to new investors.

12 | JUNE 30, 2010

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,050.00	$3.86

Hypothetical (5% return before expenses)	$1,000.00	$1,021.03	$3.81

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,046.20	$7.66

Hypothetical (5% return before expenses)	$1,000.00	$1,017.31	$7.55

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(6/30/10)	(2/16/10 - 6/30/10)*

Actual	$1,000.00	$1,041.30	$2.27

Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,051.00	$2.90

Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	$2.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,047.80	$6.09

Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,050.00	$4.83

Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares**	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,050.40	$3.46

Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41

†	Expenses are equal to the annualized expense ratio of 0.76% for Class A Shares, 1.51% for Class C Shares, 0.57% for Class I Shares, 1.20% for Class R Shares, 0.95% for Class S Shares and 0.68% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to June 30, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.60% for Class D Shares multiplied by the average account value over the period, multiplied by 135/365 (to reflect the period); however, hypothetical expenses are multiplied by 181/365 (to reflect a one-half year period). Expenses include effect of contractual waivers by Janus Capital.
**	Formerly named Class J Shares.

Janus Bond & Money Market Funds | 13

Janus Flexible Bond Fund

Schedule of Investments

As of June 30, 2010

Shares or Principal Amount		Value

Corporate Bonds – 59.8%
Advertising Services – 0.4%
$1,370,000	WPP Finance UK 5.8750%, 6/15/14	$1,486,431
9,002,000	WPP Finance UK 8.0000%, 9/15/14	10,554,476
		12,040,907
Agricultural Chemicals – 0.2%
3,946,000	Mosaic Co. 7.6250%, 12/1/16 (144A)	4,261,838
Airlines – 0.1%
3,555,000	Southwest Airlines Co. 5.2500%, 10/1/14	3,741,929
Automotive – Cars and Light Trucks – 0.4%
8,999,000	Daimler Finance North America LLC 6.5000%, 11/15/13	10,072,014
Beverages – Non-Alcoholic – 0.2%
5,480,000	Dr. Pepper Snapple Group, Inc. 6.1200%, 5/1/13	6,097,618
Brewery – 1.3%
8,800,000	Anheuser-Busch InBev Worldwide, Inc. 7.2000%, 1/15/14	10,118,548
8,580,000	Anheuser-Busch InBev Worldwide, Inc. 7.7500%, 1/15/19 (144A)	10,414,078
12,750,000	Anheuser-Busch InBev Worldwide, Inc. 5.3750%, 1/15/20 (144A)	13,739,311
		34,271,937
Building – Residential and Commercial – 0.6%
3,250,000	D.R. Horton, Inc. 7.8750%, 8/15/11	3,396,250
4,650,000	MDC Holdings, Inc. 5.3750%, 12/15/14	4,725,930
9,370,000	Toll Brothers Finance Corp. 6.7500%, 11/1/19	9,185,308
		17,307,488
Building and Construction Products – Miscellaneous – 0.3%
6,010,000	Owens Corning 9.0000%, 6/15/19	7,106,098
Building Products – Cement and Aggregate – 0.6%
1,785,000	CRH America, Inc. 5.6250%, 9/30/11	1,852,846
3,475,000	CRH America, Inc. 6.9500%, 3/15/12	3,763,324
11,140,000	Hanson Ltd. 6.1250%, 8/15/16	10,694,400
		16,310,570
Cable/Satellite TV – 2.2%
14,336,000	Comcast Corp. 5.7000%, 5/15/18	15,758,820
13,270,000	Comcast Corp. 5.1500%, 3/1/20	13,893,013
7,311,000	Comcast Corp. 6.5500%, 7/1/39	7,995,178
3,764,000	Comcast Corp. 6.4000%, 3/1/40	4,051,261
12,841,000	COX Communications, Inc. 6.2500%, 6/1/18 (144A)	14,318,498
$1,800,000	COX Communications, Inc. 9.3750%, 1/15/19 (144A)	2,385,459
		58,402,229
Casino Services – 0.6%
11,855,000	International Game Technology 7.5000%, 6/15/19	13,766,156
1,925,000	International Game Technology 5.5000%, 6/15/20	1,985,869
		15,752,025
Chemicals – Diversified – 0.2%
3,602,000	Dow Chemical Co. 7.6000%, 5/15/14	4,159,817
Coatings and Paint Products – 0.4%
9,610,000	RPM International, Inc. 6.1250%, 10/15/19	10,220,293
Commercial Banks – 3.2%
9,585,000	American Express Bank FSB 5.5000%, 4/16/13	10,356,899
6,517,000	Credit Suisse New York 5.0000%, 5/15/13	6,962,652
7,480,000	Credit Suisse New York 5.5000%, 5/1/14	8,178,183
7,295,000	Credit Suisse New York 5.4000%, 1/14/20	7,253,156
15,554,000	Discover Bank 8.7000%, 11/18/19	17,267,956
5,064,000	Discover Bank 7.0000%, 4/15/20	5,113,278
1,835,000	Regions Bank 7.5000%, 5/15/18	1,862,877
6,023,000	Regions Financial Corp. 4.8750%, 4/26/13	6,054,145
2,930,000	Regions Financial Corp. 5.7500%, 6/15/15	2,911,465
12,100,000	US Bank 3.7780%, 4/29/20‡	12,287,550
7,490,000	Zions Bancorporation 7.7500%, 9/23/14	7,632,145
1,915,000	Zions Bancorporation 5.5000%, 11/16/15	1,728,288
		87,608,594
Computer Services – 0.2%
5,335,000	Affiliated Computer Services, Inc. 5.2000%, 6/1/15	5,582,192
Computers – Memory Devices – 0.8%
2,974,000	Seagate HDD Cayman 6.8750%, 5/1/20 (144A)	2,825,300
9,060,000	Seagate Technology 6.3750%, 10/1/11	9,286,500
7,350,000	Seagate Technology 10.0000%, 5/1/14 (144A)	8,379,000
		20,490,800
Consulting Services – 0%
1,325,000	FTI Consulting, Inc. 7.7500%, 10/1/16	1,338,250

See Notes to Schedules of Investments and Financial Statements.

14 | JUNE 30, 2010

Schedule of Investments

As of June 30, 2010

Shares or Principal Amount		Value

Containers – Metal and Glass – 0.2%
$1,901,000	Ball Corp. 7.1250%, 9/1/16	$1,988,921
2,110,000	Ball Corp. 7.3750%, 9/1/19	2,194,400
		4,183,321
Dialysis Centers – 0.2%
5,328,000	DaVita, Inc. 6.6250%, 3/15/13	5,334,660
Diversified Banking Institutions – 1.8%
13,770,000	Citigroup, Inc. 5.6250%, 8/27/12	14,190,218
9,020,000	GMAC, Inc. 6.8750%, 9/15/11	9,144,025
6,450,000	Goldman Sachs Group, Inc. 5.3750%, 3/15/20	6,373,348
8,500,000	Goldman Sachs Group, Inc. 6.0000%, 6/15/20	8,764,631
8,841,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	9,762,542
		48,234,764
Diversified Financial Services – 2.3%
3,750,000	General Electric Capital Corp. 4.8000%, 5/1/13	3,997,796
5,255,000	General Electric Capital Corp. 5.9000%, 5/13/14	5,800,553
26,236,000	General Electric Capital Corp. 6.0000%, 8/7/19	28,402,333
18,466,000	General Electric Capital Corp. 5.5000%, 1/8/20	19,514,038
5,355,000	General Electric Capital Corp. 6.1500%, 8/7/37	5,432,717
		63,147,437
Diversified Minerals – 1.5%
3,565,000	Teck Resources, Ltd. 7.0000%, 9/15/12	3,834,314
8,532,000	Teck Resources, Ltd. 9.7500%, 5/15/14	10,083,254
6,725,000	Teck Resources, Ltd. 5.3750%, 10/1/15	7,023,402
8,650,000	Teck Resources, Ltd. 10.7500%, 5/15/19	10,598,845
9,825,000	Teck Resources, Ltd. 6.1250%, 10/1/35	9,775,875
		41,315,690
Diversified Operations – 0.8%
5,047,000	SPX Corp 7.6250%, 12/15/14	5,185,793
15,250,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	16,468,520
		21,654,313
Electric – Generation – 0.4%
8,845,000	Allegheny Energy Supply Co. LLC 8.2500%, 4/15/12 (144A)	9,661,986
Electric – Integrated – 1.3%
$6,010,000	CMS Energy Corp. 1.2528%, 1/15/13‡	5,664,425
6,250,000	Monongahela Power Co. 6.7000%, 6/15/14	6,993,675
2,905,000	Pacific Gas & Electric Co. 4.8000%, 3/1/14	3,147,881
6,079,000	Virginia Electric and Power Co. 5.1000%, 11/30/12	6,597,259
12,200,000	Xcel Energy, Inc. 4.7000%, 5/15/20	12,694,674
		35,097,914
Electronic Components – Semiconductors – 1.0%
6,150,000	National Semiconductor Corp. 6.1500%, 6/15/12	6,586,213
11,574,000	National Semiconductor Corp. 3.9500%, 4/15/15	11,729,347
8,982,000	National Semiconductor Corp. 6.6000%, 6/15/17	10,062,723
		28,378,283
Electronic Connectors – 0.6%
15,145,000	Amphenol Corp. 4.7500%, 11/15/14	16,048,036
Electronics – Military – 1.3%
8,466,000	L-3 Communications Corp. 6.1250%, 7/15/13	8,550,660
2,232,000	L-3 Communications Corp. 5.8750%, 1/15/15	2,204,100
25,671,000	L-3 Communications Corp. 6.3750%, 10/15/15	25,671,000
		36,425,760
Enterprise Software/Services – 0.3%
7,621,000	BMC Software, Inc. 7.2500%, 6/1/18	9,106,257
Finance – Auto Loans – 0.5%
4,290,000	Ford Motor Credit Co. LLC 9.7500%, 9/15/10	4,343,003
5,045,000	Ford Motor Credit Co. LLC 7.2500%, 10/25/11	5,182,577
4,899,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	5,009,590
		14,535,170
Finance – Credit Card – 0.7%
3,860,000	American Express Co. 7.0000%, 3/19/18	4,452,097
9,639,000	American Express Co. 6.8000%, 9/1/66‡	9,181,148
4,025,000	American Express Credit Co. 7.3000%, 8/20/13	4,557,125
		18,190,370
Finance – Investment Bankers/Brokers – 1.3%
4,061,000	Charles Schwab Corp. 4.9500%, 6/1/14	4,403,062
7,392,000	Jefferies Group, Inc. 8.5000%, 7/15/19	8,303,146
2,515,000	Lazard Group LLC 7.1250%, 5/15/15	2,648,795

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 15

Janus Flexible Bond Fund

Schedule of Investments

As of June 30, 2010

Shares or Principal Amount		Value

Finance – Investment Bankers/Brokers – (continued)
$4,333,000	Lazard Group LLC 6.8500%, 6/15/17	$4,388,012
4,480,000	Schwab Capital Trust I 7.5000%, 11/15/37‡	4,439,590
4,420,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	4,586,974
5,525,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	5,820,500
		34,590,079
Finance – Other Services – 0.5%
9,600,000	CME Group, Inc. 5.7500%, 2/15/14	10,677,946
2,905,000	NASDAQ OMX Group, Inc. 4.0000%, 1/15/15	2,953,705
		13,631,651
Food – Meat Products – 1.2%
4,110,000	Smithfield Foods, Inc. 7.0000%, 8/1/11	4,176,788
25,100,000	Tyson Foods, Inc. 7.8500%, 4/1/16	27,296,250
		31,473,038
Food – Miscellaneous/Diversified – 0.6%
2,047,000	Dole Food Co., Inc. 13.8750%, 3/15/14	2,400,108
9,150,000	Kraft Foods, Inc. 2.6250%, 5/8/13	9,323,428
3,720,000	Kraft Foods, Inc. 5.3750%, 2/10/20	3,986,170
		15,709,706
Gas – Distribution – 0.1%
1,789,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	1,820,308
Hotels and Motels – 1.1%
2,886,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	3,011,053
2,160,000	Hyatt Hotels Corp. 6.8750%, 8/15/19 (144A)	2,322,335
9,485,000	Marriott International, Inc. 4.6250%, 6/15/12	9,826,574
2,660,000	Marriott International, Inc. 5.6250%, 2/15/13	2,833,932
1,870,000	Starwood Hotels & Resorts Worldwide, Inc., 7.8750%, 10/15/14	2,010,250
10,100,000	Starwood Hotels & Resorts Worldwide, Inc., 7.1500%, 12/1/19	10,226,250
		30,230,394
Investment Management and Advisory Services – 2.4%
7,985,000	Ameriprise Financial, Inc. 7.3000%, 6/28/19	9,433,623
3,695,000	Ameriprise Financial, Inc. 5.3000%, 3/15/20	3,860,348
7,612,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	7,231,400
12,270,000	BlackRock, Inc. 3.5000%, 12/10/14	12,725,265
9,240,000	BlackRock, Inc. 5.0000%, 12/10/19	9,820,928
$7,245,000	FMR LLC 6.4500%, 11/15/39 (144A)	7,687,952
3,647,000	Franklin Resources, Inc. 2.0000%, 5/20/13	3,701,176
3,775,000	Franklin Resources, Inc. 3.1250%, 5/20/15	3,866,449
5,555,000	Franklin Resources, Inc. 4.6250%, 5/20/20	5,833,072
		64,160,213
Life and Health Insurance – 0.9%
7,956,000	Aflac, Inc. 6.9000%, 12/17/39	8,270,198
9,060,000	Prudential Financial, Inc. 3.6250%, 9/17/12	9,331,547
2,667,000	Prudential Financial, Inc. 4.7500%, 6/13/15	2,760,905
3,687,000	Prudential Financial, Inc. 7.3750%, 6/15/19	4,269,380
		24,632,030
Machinery – General Industrial – 0.3%
7,205,000	Roper Industries, Inc. 6.2500%, 9/1/19	7,987,852
Medical – Biomedical and Genetic – 0.8%
1,847,000	Amgen, Inc. 4.5000%, 3/15/20	1,981,897
4,915,000	Bio-Rad Laboratories, Inc. 6.1250%, 12/15/14	4,939,575
4,570,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	4,764,225
4,700,000	Genzyme Corp. 3.6250%, 6/15/15 (144A)	4,754,078
5,900,000	Genzyme Corp. 5.0000%, 6/15/20 (144A)	6,076,971
		22,516,746
Medical – Drugs – 1.5%
11,500,000	Abbott Laboratories 4.1250%, 5/27/20	12,047,182
15,350,000	Abbott Laboratories 5.3000%, 5/27/40	16,108,796
8,205,000	Novartis Capital Corp. 1.9000%, 4/24/13	8,328,978
2,540,000	Novartis Capital Corp. 4.4000%, 4/24/20	2,738,435
		39,223,391
Medical – Hospitals – 0.6%
12,024,000	HCA, Inc. 9.2500%, 11/15/16	12,745,440
4,010,000	HCA, Inc. 8.5000%, 4/15/19	4,250,600
		16,996,040
Medical – Wholesale Drug Distributors – 0.3%
3,675,000	McKesson Corp. 6.5000%, 2/15/14	4,199,033
3,180,000	McKesson Corp. 7.5000%, 2/15/19	3,944,335
		8,143,368

See Notes to Schedules of Investments and Financial Statements.

16 | JUNE 30, 2010

Schedule of Investments

As of June 30, 2010

Shares or Principal Amount		Value

Medical Labs and Testing Services – 0.9%
$13,460,000	Roche Holdings, Inc. 4.5000%, 3/1/12 (144A)	$14,173,730
8,435,000	Roche Holdings, Inc. 6.0000%, 3/1/19 (144A)	9,825,872
		23,999,602
Medical Products – 0.6%
6,240,000	CareFusion Corp. 4.1250%, 8/1/12	6,518,292
7,930,000	Hospira, Inc. 6.4000%, 5/15/15	9,009,526
		15,527,818
Metal – Copper – 0.7%
7,885,000	Freeport-McMoRan Copper & Gold, Inc. 8.2500%, 4/1/15	8,555,225
9,902,000	Freeport-McMoRan Copper & Gold, Inc. 8.3750%, 4/1/17	10,892,200
		19,447,425
Metal Processors and Fabricators – 0.1%
2,145,000	Timken Co. 6.0000%, 9/15/14	2,348,751
Multi-Line Insurance – 0.5%
2,890,000	Genworth Financial, Inc. 8.6250%, 12/15/16	3,081,934
4,160,000	MetLife, Inc. 6.7500%, 6/1/16	4,706,412
4,872,000	MetLife, Inc. 7.7170%, 2/15/19	5,798,751
		13,587,097
Multimedia – 1.7%
13,575,000	NBC Universal, Inc. 3.6500%, 4/30/15 (144A)	13,881,795
14,750,000	NBC Universal, Inc. 5.1500%, 4/30/20 (144A)	15,384,073
2,156,000	NBC Universal, Inc. 6.4000%, 4/30/40 (144A)	2,303,041
14,732,000	Time Warner, Inc. 4.8750%, 3/15/20	15,192,699
		46,761,608
Non-Hazardous Waste Disposal – 0.5%
4,455,000	Allied Waste North America, Inc. 6.5000%, 11/15/10	4,545,601
8,750,000	Allied Waste North America, Inc. 7.1250%, 5/15/16	9,384,375
		13,929,976
Office Automation and Equipment – 0.3%
1,185,000	Xerox Corp. 5.6500%, 5/15/13	1,282,606
2,934,000	Xerox Corp. 8.2500%, 5/15/14	3,439,076
2,600,000	Xerox, Corp. 5.6250%, 12/15/19	2,766,715
		7,488,397
Oil and Gas Drilling – 0.3%
7,563,000	Nabors Industries, Inc. 9.2500%, 1/15/19	9,298,300
Oil Companies – Exploration and Production – 0.5%
$9,473,000	Forest Oil Corp. 8.0000%, 12/15/11	9,851,920
3,410,000	Forest Oil Corp. 8.5000%, 2/15/14	3,554,925
		13,406,845
Oil Companies – Integrated – 0.2%
5,360,000	Shell International Finance 1.8750%, 3/25/13	5,405,024
Oil Refining and Marketing – 0.6%
7,297,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	8,029,050
8,030,000	Motiva Enterprises LLC 6.8500%, 1/15/40 (144A)	9,177,206
		17,206,256
Pharmacy Services – 0.5%
3,285,000	Express Scripts, Inc. 5.2500%, 6/15/12	3,509,454
8,965,000	Express Scripts, Inc. 6.2500%, 6/15/14	10,150,317
		13,659,771
Pipelines – 1.1%
1,845,000	El Paso Pipeline Partners Operating Co., LLC, 6.5000%, 4/1/20	1,884,374
3,600,000	Energy Transfer Partners L.P. 5.9500%, 2/1/15	3,840,847
2,280,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	2,462,487
13,491,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	12,883,904
2,785,000	Plains All American Pipeline L.P. 4.2500%, 9/1/12	2,909,648
2,325,000	Plains All American Pipeline L.P. 8.7500%, 5/1/19	2,775,239
3,743,000	Williams Partners L.P. 3.8000%, 2/15/15 (144A)	3,767,300
		30,523,799
Property and Casualty Insurance – 0.2%
4,757,000	Fidelity National Financial, Inc. 6.6000%, 5/15/17	4,743,057
Real Estate Management/Services – 0.6%
7,340,000	AMB Property L.P. 6.1250%, 12/1/16	7,847,040
7,330,000	AMB Property L.P. 6.6250%, 12/1/19	7,898,676
		15,745,716
Reinsurance – 1.8%
15,145,000	Berkshire Hathaway Finance Corp. 4.0000%, 4/15/12	15,930,435
11,090,000	Berkshire Hathaway, Inc. 1.4000%, 2/10/12	11,147,535
11,090,000	Berkshire Hathaway, Inc. 2.1250%, 2/11/13	11,322,602
11,263,000	Berkshire Hathaway, Inc. 3.2000%, 2/11/15	11,598,761
		49,999,333

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 17

Janus Flexible Bond Fund

Schedule of Investments

As of June 30, 2010

Shares or Principal Amount		Value

REIT – Diversified – 0.1%
$3,675,000	Digital Realty Trust L.P. 5.8750%, 2/1/20 (144A)	$3,749,408
REIT – Health Care – 1.0%
9,545,000	HCP, Inc. 6.4500%, 6/25/12	10,170,970
3,680,000	HCP, Inc. 5.6500%, 12/15/13	3,882,786
6,225,000	Senior Housing Properties Trust 6.7500%, 4/15/20	6,147,188
6,850,000	Ventas Realty L.P. / Ventas Capital Corp. 6.5000%, 6/1/16	6,975,129
861,000	Ventas Realty L.P. / Ventas Capital Corp. 6.7500%, 4/1/17	871,402
		28,047,475
REIT – Hotels – 0.5%
13,000,000	Host Hotels & Resorts L.P. 7.1250%, 11/1/13	13,097,500
REIT – Office Property – 0.8%
3,697,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	3,582,689
18,076,000	Reckson Operating Partnership L.P. 7.7500%, 3/15/20 (144A)	17,720,806
		21,303,495
REIT – Warehouse/Industrial – 0.1%
3,260,000	ProLogis 7.3750%, 10/30/19	3,192,753
Resorts and Theme Parks – 0.2%
5,520,000	Vail Resorts, Inc. 6.7500%, 2/15/14	5,506,200
Retail – Apparel and Shoe – 0.4%
5,860,000	Limited Brands, Inc. 8.5000%, 6/15/19	6,314,149
2,545,000	Limited Brands, Inc. 7.0000%, 5/1/20	2,564,088
3,157,000	Phillips-Van Heusen Corp. 7.3750%, 5/15/20	3,184,624
		12,062,861
Retail – Auto Parts – 0.3%
7,295,000	Advance Auto Parts, Inc. 5.7500%, 5/1/20	7,459,035
Retail – Computer Equipment – 0.1%
1,870,000	GameStop Corp. 8.0000%, 10/1/12	1,921,425
Retail – Major Department Stores – 0.3%
6,170,000	Nordstrom, Inc. 6.7500%, 6/1/14	7,169,978
Retail – Propane Distribution – 0.2%
4,105,000	Amerigas Partners L.P. 7.2500%, 5/20/15	4,105,000
Retail – Regional Department Stores – 1.4%
3,375,000	JC Penney Corp., Inc. 9.0000%, 8/1/12	3,716,719
8,139,000	JC Penney Corp., Inc. 6.8750%, 10/15/15	8,647,687
3,135,000	JC Penney Corp., Inc. 5.7500%, 2/15/18	3,142,838
$678,000	JC Penney Corp., Inc. 6.3750%, 10/15/36	640,710
4,820,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	4,844,100
10,385,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	10,410,962
5,525,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	5,317,813
		36,720,829
Retail – Restaurants – 1.1%
10,413,000	Brinker International 5.7500%, 6/1/14	10,932,036
8,940,000	Darden Restaurants, Inc. 5.6250%, 10/15/12	9,714,723
7,950,000	Denny’s Holdings, Inc. 10.0000%, 10/1/12	7,969,875
		28,616,634
Savings/Loan/Thrifts – 0.2%
5,821,000	Amsouth Bank 4.8500%, 4/1/13	5,764,455
Steel – Producers – 0.5%
2,440,000	ArcelorMittal 5.3750%, 6/1/13	2,566,148
1,986,000	ArcelorMittal 9.0000%, 2/15/15	2,336,444
7,456,000	Steel Dynamics, Inc. 7.7500%, 4/15/16	7,493,280
		12,395,872
Super-Regional Banks – 1.4%
4,330,000	National City Corp. 6.8750%, 5/15/19	4,860,507
3,730,000	PNC Funding Corp. 3.6250%, 2/8/15	3,839,494
5,594,000	PNC Funding Corp. 5.1250%, 2/8/20	5,816,731
7,900,000	PNC Preferred Funding Trust III 8.7000%, 3/15/13 (144A)‡,#	7,909,480
3,680,000	Wells Fargo & Co. 3.6250%, 4/15/15	3,760,125
12,800,000	Wells Fargo Capital XIII 7.7000%, 3/26/13‡,#	12,928,000
		39,114,337
Telecommunication Services – 0.2%
5,445,000	Virgin Media Secured Finance PLC 6.5000%, 1/15/18 (144A)	5,349,713
Telephone – Integrated – 1.8%
3,855,000	Qwest Communications International, Inc. 7.5000%, 2/15/14	3,864,638
22,984,000	Qwest Communications International, Inc. 7.1250%, 4/1/18 (144A)	22,926,539
20,045,000	Sprint Capital Corp. 7.6250%, 1/30/11	20,395,788
1,495,000	Sprint Capital Corp. 8.3750%, 3/15/12	1,567,881
		48,754,846

See Notes to Schedules of Investments and Financial Statements.

18 | JUNE 30, 2010

Schedule of Investments

As of June 30, 2010

Shares or Principal Amount		Value

Television – 1.0%
$9,665,000	CBS Corp. 8.2000%, 5/15/14	$11,394,262
13,435,000	CBS Corp. 8.8750%, 5/15/19	16,902,815
		28,297,077
Transportation – Railroad – 0.9%
2,598,157	CSX Corp. 8.3750%, 10/15/14	3,072,087
1,700,000	Kansas City Southern de Mexico S.A. de C.V., 7.6250%, 12/1/13	1,734,000
1,065,000	Kansas City Southern de Mexico S.A. de C.V., 7.3750%, 6/1/14	1,083,638
15,474,000	Kansas City Southern de Mexico S.A. de C.V., 8.0000%, 2/1/18 (144A)	16,015,589
1,560,000	Kansas City Southern Railway 13.0000%, 12/15/13	1,872,000
		23,777,314

Total Corporate Bonds (cost $1,530,465,884)		1,616,678,358

U.S. Treasury Notes/Bonds – 35.4%
	U.S. Treasury Notes/Bonds:
4,485,000	0.8750%, 3/31/11	4,503,922
15,325,000	0.8750%, 5/31/11	15,398,039
10,865,000	1.1250%, 6/30/11	10,943,521
22,300,000	1.0000%, 10/31/11	22,455,922
3,930,000	1.0000%, 12/31/11	3,958,709
15,537,000	1.1250%, 1/15/12	15,684,477
69,195,000	0.8750%, 1/31/12	69,562,564
88,357,000	0.8750%, 2/29/12	88,829,709
29,631,000	4.6250%, 2/29/12	31,647,301
22,080,000	1.3750%, 5/15/12	22,404,311
2,287,000	1.5000%, 7/15/12	2,328,630
5,559,000	1.3750%, 1/15/13	5,633,702
23,905,000	1.3750%, 2/15/13	24,218,753
2,500,000	1.7500%, 4/15/13	2,556,825
51,625,000	1.1250%, 6/15/13	51,830,468
5,620,000	2.7500%, 10/31/13	5,914,612
34,175,000	1.7500%, 1/31/14	34,725,012
5,718,000	1.8750%, 2/28/14	5,826,997
3,960,000	1.7500%, 3/31/14	4,014,759
27,783,000	2.2500%, 5/31/14**	28,666,416
13,570,000	2.6250%, 7/31/14	14,179,592
7,480,000	2.3750%, 8/31/14	7,733,033
20,524,000	2.3750%, 9/30/14	21,199,055
4,990,000	2.6250%, 12/31/14	5,197,394
27,697,000	2.2500%, 1/31/15	28,387,265
46,697,000	2.3750%, 2/28/15	48,127,329
32,989,000	2.5000%, 3/31/15	34,184,851
48,575,000	2.5000%, 4/30/15	50,301,696
54,960,000	2.1250%, 5/31/15	55,904,762
4,435,000	3.3750%, 11/15/19	4,593,343
123,237,000	3.6250%, 2/15/20	130,207,530
21,902,000	3.5000%, 5/15/20	22,921,757
24,120,000	4.3750%, 11/15/39	26,038,288
31,188,000	4.6250%, 2/15/40	35,057,246
19,128,000	4.3750%, 5/15/40	20,688,080

Total U.S. Treasury Notes/Bonds (cost $928,257,523)		955,825,870

Money Market – 4.4%
120,249,891	Janus Cash Liquidity Fund LLC, 0% (cost $120,249,891)	120,249,891

Total Investments (total cost $2,578,973,298) – 99.6%		2,692,754,119

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		10,635,148

Net Assets – 100%		$2,703,389,267

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Canada	$44,116,341	1.7%
Cayman Islands	20,490,800	0.8%
Luxembourg	21,371,112	0.8%
Mexico	18,833,228	0.7%
Netherlands	5,405,024	0.2%
Switzerland	22,393,991	0.8%
United Kingdom	28,085,019	1.0%
United States††	2,532,058,604	94.0%

Total	$2,692,754,119	100.0%

††	Includes Cash Equivalents (89.6% excluding Cash Equivalents)

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 19

Janus High-Yield Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally-driven investment process that is focused on key credit characteristics can generate risk-adjusted performance relative to our peers over time. Through our comprehensive research process, we seek to gain a research edge that will allow us to invest with conviction in the high-yield space.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

For the eight-month period ended June 30, 2010, Janus High-Yield Fund’s Class T Shares returned 7.83%, compared to a 9.03% return of its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index.

Investment Philosophy

On a micro-economic basis, we look for companies that are going through positive fundamental transformation of their capital structure through a deleveraging strategy. Since management teams are focused on generating returns for their equity holders (typically including management), we have to verify that reducing debt and deleveraging the capital structure is advantageous to equity holders. Thus we approach each credit as though we were equity holders of the company. When we uncover opportunities within the credit markets that fit our investment criteria, our in-depth research process begins.

Our investment criteria focus on the following:

Free cash flow analysis – Free cash flow is the ultimate option for management teams, as it can be used to buy back stock, increase dividends, etc. We like to see free cash flow going toward debt reduction.

Understanding management intentions – We believe that management is key to driving the results of a business and therefore strive to understand management’s views and comprehension around creating value for their equity holders. In our typical position within a capital structure, if management does everything right we are entitled to receive timely coupon/interest payments and principal at maturity. If they do not execute, they could put the company in an impaired financial position and potentially push the company into bankruptcy courts, thus, putting us in a recovery position. In the current environment, recovery values range from approximately 40-50 cents on the dollar. Understanding the importance of capital structure management and the appropriate use of debt is essential in understanding management’s intentions.

Evaluation of the downside – We believe a core tenet to making money over market cycles requires a focus on capital preservation. As described above the risk of being wrong is often greater than the reward for being right. Thus, we focus on the risk profiles of each security that enters the portfolio.

Our in-house research plays a crucial role in the management of the Fund. A key strength is our integrated research model, which harnesses the resources of our 15 fixed income and 38 equity analysts (includes co-portfolio managers).

Market Environment

Optimism over improving economic data in the U.S. and abroad and positive momentum from corporate earnings helped financial markets continue the rally that began in March 2009. In the U.S., interest rates were relatively stable, credit spreads narrowed further and equity markets continued to march higher, reaching 17-month highs in late April before heading lower for the remainder of the period. A general aversion to risk dominated sentiment in the latter half of the period as investors sought the relative safety of U.S. Treasuries. Fueling the rally in Treasuries and the increased volatility in interest rates were growing concerns over slowing global growth, the European debt crisis and overall uncertainty about government policy measures coming out of Washington D.C. Economic growth in the U.S. during the first quarter of 2010 proved to be slower than expected with the Gross Domestic Product (GDP) being revised from its initial reading of over 3.0% to 2.7%. From manufacturing to housing and employment, economic data released during the second quarter of 2010 suggested that a continued moderation in economic growth is likely. In addition, inflation remains less of a near-term concern as data released during the period pointed to little inflation at the end consumer level.

The “flight to quality” drove interest rates across the yield curve lower during the period with long-term rates coming off of their highest levels since June 2009 and breaking

20 | JUNE 30, 2010

(unaudited)

through the lower end of the relatively narrow range they had been in earlier in the period. This move propelled long-term U.S. Treasuries to the top of the list of outperformers as the 10-year Treasury yield finished below 3.00% and the 30-year yield closed under 4.00%. Both represented the lowest levels respectively in over a year. While there was a small flattening of the yield curve, the 233 basis points (bps) difference between yields on the 10-year and 2-year U.S. Treasuries was still near the high end of its historical range. Elsewhere, spreads, or the difference in yields on corporate credits relative to U.S. Treasuries, narrowed. Both high-yield and investment grade corporate credits outperformed the general market. Investment grade and high-yield spreads were 13 bps and 35 bps narrower, respectively, but off their narrowest levels as the period ended.

Portfolio Comments

The first part of the period saw higher beta (or more volatile) and lower quality credits outperform. Amid the increasing aversion to risk, higher quality names held up better during the sell off over the second half of the period. Over the past six months we have been lowering the risk in the Fund, given our somewhat cautious view of the overall economy. We trimmed our exposure to the consumer and increased our holdings in companies that typically have high, relatively stable cash flows, such as utilities, natural gas pipelines and cable companies. We continue to favor companies we believe have good liquidity profiles, strong cash flows and management teams focused on paying down debt. We think quality is going to matter as 2010 continues to unfold. We particularly like the BB part of the credit curve and have maintained our overweight to it.

Detractors from performance

The Fund’s underperformance was driven largely by weak performing credits within financials and technology. Our holdings in First Data Corp., a processor of financial transactions, weighed on comparable performance during the period given concerns over its exposure to the consumer. As a processor of credit card transactions, First Data is leveraged to consumer spending. While a slowing economy may serve as a headwind for the company, we believe it is in a strong position relative to its peers. We think management has several ways to pay down the debt it incurred when it went private. We feel First Data is a good example of the type of companies that our investment process is designed to identify – a transforming balance sheet and management committed to reducing debt. Our significant underweighting to American International Group (AIG) provided the largest drag to relative results during the period. Our exposure to AIG is a small investment in International Lease Finance Corp. (ILFC), a wholly-owned subsidiary. We think ILFC has solid assets and an improved liquidity profile. We remain underweight the name due to a lack of transparency that serves to make other parts of AIG unattractive to us.

Our holding in CIT Group, a commercial bank, was a drag on relative results during the period. The company is in the process of emerging from bankruptcy and has been able to negotiate a favorable valuation multiple. We think this lessens the risk to bondholders and that CIT’s bonds could potentially see a ratings upgrade. Longer-term we think the bank is well positioned and that it does not need a strong resurgence in consumer spending to do well. A more modest growth rate would likely suffice.

Contributors to performance

On a positive note, our holdings within retailing, electric utilities and wireline communications provided a boost to comparable returns. Our non-index weighting to Visteon Corp., an auto and trucking parts and equipment manufacturer, was the top contributor during the period. We initially purchased the credit post-bankruptcy proceedings thinking the company was grossly undervalued, which turned out to be the case. Aside from this, we believe the company will be an early benefactor of a potential recovery in auto sales through market share gains and higher production prices. A convertible position in retailer Saks Inc. performed well amid a recovery in consumer demand for luxury items. While we think the company has the potential for margin expansion and better inventory management, we sold our position on valuations.

The Fund had a significant overweight position in Qwest Communications International during the period. After unsuccessfully pursuing various strategies to add shareholder value, which included share buybacks and dividends, the new CEO has indicated his strong commitment to pay down the company’s debt and improve its balance sheet. We like this commitment and believe the company’s cash flow generation potential makes this provider of broadband Internet-based data an attractive holding to us.

Conclusion

Our underlying view on the economy and markets remains that it is going to take time for the worldwide corrective deleveraging process to complete. The sovereign credit

Janus Bond & Money Market Funds | 21

Janus High-Yield Fund (unaudited)

problems that unfolded in Europe are closely tied to the corrective process of cleansing the system of the excesses of the past few decades, which we believe were driven by loose lending standards, excessive risk taking and a lack of prudence and regulatory oversight, fueled by low interest rates.

As credit markets continue to heal, the availability and demand for credit will likely remain relatively weak. We believe this will continue to represent a headwind to economic activity, particularly in more developed nations. The underlying fundamental deleveraging trend that we have entered should be supportive of corporate credit over the longer term. We find that management teams are very focused on their capital structures post the 2008 financial crisis and will continue to drive significant deleveraging as well as improved liquidity profiles in their businesses. While the fundamental backdrop remains positive, we think the significant imbalances in the global economy will lead to more significant volatility in the markets over the near term.

Valuations within corporate credit remain attractive to us. With this in mind, after the significant rally in credit spreads in 2009, we believe that active security selection will be critical in generating returns, given the structural changes and other challenges impacting the fixed income market. Corporate America continues to reduce leverage and improve liquidity, focusing on improving overall health while the economy continues to recover. We are watching the consumer closely as personal consumption represents over 70% of the economy. In light of the uncertainty and market volatility, consumer confidence has held up quite well and we have seen a significant improvement in retail activity. However, continued uncertainty over financial and regulatory reforms, income taxes and other policy actions coming out of Washington D.C. have made it difficult for companies and individuals to plan for the long term. Corporate war chests (i.e. cash) have been growing, suggesting the potential for increased investment and spending, but activities such as hiring and mergers & acquisitions have been slow to materialize. Europe’s woes have driven corporations to take a more cautious stance and delay many of the activities companies normally would pursue at this stage of the economic cycle. This has dampened activity in the private sector and represents a headwind to sustainable economic growth in our view. We think this growth is more likely to be uneven. Couple this with the structural changes and the difficulties this may cause passive investors and an active investment approach encompassing individual security selection is likely to provide investors with the best opportunity to outperform on a risk adjusted basis.

We remain focused on companies that we believe have strong management teams and a demonstrated commitment to de-levering their balance sheets. We continue to emphasize the importance of corporate credit and credit analysis in fixed income investing. We believe our strengths lie in our fundamental bottom-up analysis and robust risk management. We believe we can effectively apply these strengths within high yield and create value for our shareholders over the long term.

Thank you for entrusting your assets to us and for your investment in Janus High-Yield Fund.

22 | JUNE 30, 2010

(unaudited)

Janus High-Yield Fund At A Glance

Fund Profile
June 30, 2010

Weighted Average Maturity	6.3 Years
Average Effective Duration*	3.9 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	7.76%
With Reimbursement	7.76%
Class A Shares at MOP
Without Reimbursement	7.39%
With Reimbursement	7.39%
Class C Shares***
Without Reimbursement	6.94%
With Reimbursement	6.94%
Class D Shares
Without Reimbursement	7.59%
With Reimbursement	7.59%
Class I Shares
Without Reimbursement	8.05%
With Reimbursement	8.05%
Class R Shares
Without Reimbursement	7.30%
With Reimbursement	7.30%
Class S Shares
Without Reimbursement	7.56%
With Reimbursement	7.56%
Class T Shares
Without Reimbursement	7.81%
With Reimbursement	7.81%
Weighted Average Fixed Income Credit Rating	BB-
Number of Bonds/Notes	230

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Net Assets)
June 30, 2010

BBB	4.2%
BB	33.3%
B	41.2%
CCC	11.9%
Other	9.4%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2010

Asset Allocation – (% of Net Assets)
As of June 30, 2010

Emerging markets comprised 0.8% of total net assets.

Janus Bond & Money Market Funds | 23

Janus High-Yield Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2010						Expense Ratios – per the February 16, 2010 prospectuses
	Eight-Month
	Fiscal Period
	Ended	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	6/30/10	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus High-Yield Fund – Class A Shares

NAV	7.66%	21.73%	6.06%	6.20%	7.57%	0.97%	0.97%

MOP	2.58%	15.95%	5.03%	5.68%	7.21%

Janus High-Yield Fund – Class C Shares

NAV	7.27%	20.79%	5.33%	5.46%	6.82%	1.72%	1.72%

CDSC	6.25%	19.68%	5.33%	5.46%	6.82%

Janus High-Yield Fund – Class D Shares(1)	7.84%	22.07%	6.17%	6.27%	7.62%	0.81%	0.81%

Janus High-Yield Fund – Class I Shares	7.98%	22.07%	6.17%	6.27%	7.62%	0.67%	0.67%

Janus High-Yield Fund – Class R Shares	7.46%	21.06%	5.56%	5.70%	7.07%	1.42%	1.42%

Janus High-Yield Fund – Class S Shares	7.77%	21.70%	5.86%	5.98%	7.34%	1.19%	1.19%

Janus High-Yield Fund – Class T Shares	7.83%	22.07%	6.17%	6.27%	7.62%	0.94%	0.94%

Barclays Capital U.S. Corporate High-Yield Bond Index	9.03%	26.77%	7.17%	7.32%	6.87%

Lipper Quartile – Class T Shares	–	3rd	1st	2nd	1st

Lipper Ranking – based on total returns for High Current Yield Funds	–	292/474	71/351	73/228	7/91

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

24 | JUNE 30, 2010

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class R Shares, Class S Shares and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, the Fund’s Class J Shares were renamed Class T Shares.

Effective February 16, 2010, the Fund’s Class J Shares accounts held directly with Janus were moved into the newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010 reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Janus Bond & Money Market Funds | 25

Janus High-Yield Fund (unaudited)

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

December 31, 1995 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 29, 1995
(1)	Closed to new investors.

26 | JUNE 30, 2010

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,034.80	$4.69

Hypothetical (5% return before expenses)	$1,000.00	$1,020.18	$4.66

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,031.20	$8.31

Hypothetical (5% return before expenses)	$1,000.00	$1,016.61	$8.25

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(6/30/10)	(2/16/10 - 6/30/10)*

Actual	$1,000.00	$1,053.10	$2.92

Hypothetical (5% return before expenses)	$1,000.00	$1,020.98	$3.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,036.20	$3.23

Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.21

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,033.80	$6.91

Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$6.85

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,035.00	$5.65

Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.61

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares**	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,036.30	$4.34

Hypothetical (5% return before expenses)	$1,000.00	$1,020.53	$4.31

†	Expenses are equal to the annualized expense ratio of 0.93% for Class A Shares, 1.65% for Class C Shares, 0.64% for Class I Shares, 1.37% for Class R Shares, 1.12% for Class S Shares and 0.86% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to June 30, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.77% for Class D Shares multiplied by the average account value over the period, multiplied by 135/365 (to reflect the period); however, hypothetical expenses are multiplied by 181/365 (to reflect a one-half year period). Expenses include effect of contractual waivers by Janus Capital.
**	Formerly named Class J Shares.

Janus Bond & Money Market Funds | 27

Janus High-Yield Fund

Schedule of Investments

As of June 30, 2010

Shares or Principal Amount		Value

Bank Loans – 3.8%
Automotive – Cars and Light Trucks – 0.9%
$5,524,082	Ford Motor Co. 3.3100%, 12/15/13‡	$5,214,071
6,111,852	Ford Motor Co. 3.3500%, 12/15/13‡	5,768,854
		10,982,925
Casino Hotels – 0.7%
3,740,000	Harrah’s Entertainment, Inc. 3.3158%, 1/28/15‡	3,102,517
960,525	Las Vegas Sands LLC 2.1000%, 5/23/14(a),‡	848,623
4,753,561	Las Vegas Sands LLC 2.1000%, 5/23/14(a),‡	4,199,771
		8,150,911
Electric – Integrated – 0.4%
7,096,650	Texas Comp Electric Holdings 3.8450%, 10/10/14‡	5,209,721
36,675	Texas Comp Electric Holdings 4.0334%, 10/10/14‡	26,924
		5,236,645
Food – Miscellaneous/Diversified – 0.1%
1,155,000	Michael Foods, Inc. 0%, 5/1/14(a),‡	1,152,840
Life and Health Insurance – 0.2%
2,890,000	AGFS Funding Co. 7.2500%, 4/21/15‡	2,808,358
Radio – 0.2%
2,885,000	Citadel Broadcasting Co. 0%, 6/3/15(a),‡	3,002,795
Retail – Apparel and Shoe – 0.4%
2,261,333	Burlington Coat Factory 2.5700%, 5/28/13‡	2,107,404
2,285,600	Burlington Coat Factory 2.7600%, 5/28/13‡	2,130,019
		4,237,423
Retail – Regional Department Stores – 0.5%
2,371,245	Neiman Marcus Group, Inc. 2.3475%, 4/6/13‡	2,215,336
3,962,755	Neiman Marcus Group, Inc. 2.5378%, 4/6/13‡	3,702,204
		5,917,540
Special Purpose Entity – 0.4%
5,590,762	Fox Acquisition LLC 7.5000%, 7/14/15‡	5,330,456

Total Bank Loans (cost $44,487,830)		46,819,893

Common Stock – 1.2%
Auction House – Art Dealer – 0.3%
307,655	KAR Auction Services, Inc.*	3,805,692
Telephone – Integrated – 0.9%
1,974,715	Qwest Communications International, Inc.	10,367,254

Total Common Stock (cost $12,547,889)		14,172,946

Corporate Bonds – 89.2%
Advertising Agencies – 0.3%
$2,879,000	Interpublic Group of Cos, Inc. 10.0000%, 7/15/17	3,174,098
Advertising Services – 0.7%
6,546,000	Visant Holding Corp. 8.7500%, 12/1/13	6,611,460
1,457,000	Visant Holding Corp. 10.2500%, 12/1/13	1,487,961
		8,099,421
Agricultural Chemicals – 0.8%
3,450,000	CF Industries, Inc. 6.8750%, 5/1/18	3,510,375
3,450,000	CF Industries, Inc. 7.1250%, 5/1/20	3,536,250
2,900,000	Phibro Animal Health Corp. 9.2500%, 7/1/18	2,885,500
		9,932,125
Airlines – 1.1%
1,667,000	American Airlines, Inc. 10.5000%, 10/15/12 (144A)	1,729,513
1,111,000	Delta Air Lines, Inc. 9.5000%, 9/15/14 (144A)	1,166,550
1,110,000	Delta Air Lines, Inc. 12.2500%, 3/15/15 (144A)	1,184,925
4,575,000	United Air Lines, Inc. 9.8750%, 8/1/13 (144A)	4,689,375
4,000,000	United Air Lines, Inc. 12.0000%, 11/1/13 (144A)	4,160,000
		12,930,363
Apparel Manufacturers – 1.8%
6,227,000	Levi Strauss & Co. 8.8750%, 4/1/16	6,444,945
5,775,000	Levi Strauss & Co. 7.6250%, 5/15/20 (144A)	5,659,500
10,626,000	Quiksilver, Inc. 6.8750%, 4/15/15	9,656,377
		21,760,822
Auction House – Art Dealer – 1.2%
14,528,000	KAR Auction Services, Inc. 8.7500%, 5/1/14	14,600,639
182,000	KAR Auction Services, Inc. 10.0000%, 5/1/15	185,640
		14,786,279
Automotive – Cars and Light Trucks – 2.8%
4,575,000	Ford Motor Co. 4.2500%, 11/15/16	5,701,594
22,409,000	Ford Motor Co. 7.4500%, 7/16/31**	20,224,122
26,950,000	General Motors Corp. 8.3750%, 7/15/33	8,623,999
		34,549,715

See Notes to Schedules of Investments and Financial Statements.

28 | JUNE 30, 2010

Schedule of Investments

As of June 30, 2010

Shares or Principal Amount		Value

Automotive – Truck Parts and Equipment – Original – 2.9%
$11,235,000	American Axle & Manufacturing Holdings, Inc. 9.2500%, 1/15/17 (144A)	$11,572,049
3,475,000	Arvinmeritor, Inc. 8.1250%, 9/15/15	3,336,000
3,150,000	Arvinmeritor, Inc. 10.6250%, 3/15/18	3,339,000
5,472,000	TRW Automotive, Inc. 7.0000%, 3/15/14 (144A)	5,417,280
5,026,000	TRW Automotive, Inc. 7.2500%, 3/15/17 (144A)	4,875,220
5,725,000	Visteon Corp. 12.2500%, 12/31/16 (144A)	7,099,000
		35,638,549
Broadcast Services and Programming – 0.2%
4,025,000	Clear Channel Communications, Inc. 10.7500%, 8/1/16	2,827,563
Building – Residential and Commercial – 2.0%
1,725,000	K. Hovnanian Enterprises, Inc. 7.5000%, 5/15/16	1,207,500
1,725,000	K. Hovnanian Enterprises, Inc. 8.6250%, 1/15/17	1,233,375
5,977,000	M/I Homes, Inc. 6.8750%, 4/1/12	5,917,230
5,756,000	Meritage Homes Corp. 6.2500%, 3/15/15	5,439,420
4,575,000	Standard Pacific Corp. 6.2500%, 4/1/14	4,243,313
5,725,000	Standard Pacific Corp. 10.7500%, 9/15/16	6,125,749
		24,166,587
Building and Construction – Miscellaneous – 0.4%
4,625,000	American Residential Services LLC 12.0000%, 4/15/15 (144A)	4,625,000
Building and Construction Products – Miscellaneous – 1.5%
5,375,000	Associated Materials LLC 9.8750%, 11/15/16	5,764,688
2,875,000	Ply Gem Industries, Inc. 11.7500%, 6/15/13	3,004,375
9,175,000	Ply Gem Industries, Inc. 13.1250%, 7/15/14 (144A)	9,289,687
		18,058,750
Building Products – Cement and Aggregate – 0.6%
7,325,000	Cemex Finance LLC 9.5000%, 12/14/16 (144A)	7,068,625
Building Products – Wood – 0.4%
4,818,000	Boise Cascade LLC 7.1250%, 10/15/14	4,534,943
Cable/Satellite TV – 1.2%
9,138,000	Block Communications, Inc. 8.2500%, 12/15/15 (144A)	8,886,705
575,000	CCO Holdings LLC / CCO Holdings Capital Corp. 7.8750%, 4/30/18 (144A)	577,875
3,429,000	Mediacom Communications Corp. 9.1250%, 8/15/19 (144A)	3,308,985
$2,275,000	Unitymedia Hessen/Unitymedia NRW 8.1250%, 12/1/17 (144A)	2,229,500
		15,003,065
Casino Hotels – 3.3%
8,283,000	Ameristar Casinos, Inc. 9.2500%, 6/1/14	8,676,442
2,228,000	Harrah’s Operating Co., Inc. 11.2500%, 6/1/17	2,344,970
1,725,000	Harrah’s Operating Co., Inc. 12.7500%, 4/15/18 (144A)	1,647,375
8,090,000	Harrah’s Operating Co., Inc. 10.0000%, 12/15/18	6,633,799
4,161,000	MGM Mirage 10.3750%, 5/15/14 (144A)	4,525,088
3,450,000	MGM Mirage 7.5000%, 6/1/16	2,716,875
4,005,000	MGM Mirage 11.1250%, 11/15/17 (144A)	4,415,513
6,300,000	MGM Mirage 11.3750%, 3/1/18 (144A)	5,922,000
2,600,000	MGM Mirage 9.0000%, 3/15/20 (144A)	2,671,500
		39,553,562
Casino Services – 0.4%
5,305,000	CCM Merger, Inc. 8.0000%, 8/1/13 (144A)	4,854,075
Cellular Telecommunications – 1.6%
5,340,000	Nextel Communications, Inc. 7.3750%, 8/1/15	5,073,000
4,321,000	Sprint Nextel Corp. 6.0000%, 12/1/16	3,878,098
11,036,000	Sprint Nextel Corp. 8.3750%, 8/15/17	11,036,000
		19,987,098
Chemicals – Diversified – 0.5%
5,775,000	LBI Escrow Corp. 8.0000%, 11/1/17 (144A)	5,948,250
Chemicals – Specialty – 0.9%
5,439,000	Ashland, Inc. 9.1250%, 6/1/17 (144A)	5,955,705
3,170,000	Ferro Corp. 6.5000%, 8/15/13	3,055,088
1,779,000	Nalco Co. 8.8750%, 11/15/13	1,823,475
		10,834,268
Commercial Banks – 2.5%
11,515,000	CIT Group, Inc. 7.0000%, 5/1/13	11,025,613
6,650,000	CIT Group, Inc. 7.0000%, 5/1/15	6,134,625
14,900,000	CIT Group, Inc. 7.0000%, 5/1/17	13,409,999
		30,570,237

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 29

Janus High-Yield Fund

Schedule of Investments

As of June 30, 2010

Shares or Principal Amount		Value

Commercial Services – 0.9%
$2,870,000	Iron Mountain, Inc. 6.6250%, 1/1/16	$2,819,775
7,500,000	Iron Mountain, Inc. 8.3750%, 8/15/21	7,650,000
		10,469,775
Commercial Services – Finance – 0.9%
4,851,000	Cardtronics, Inc. 9.2500%, 8/15/13	4,899,510
6,282,000	Cardtronics, Inc. 9.2500%, 8/15/13	6,344,820
		11,244,330
Computer Services – 0.2%
2,764,000	Sungard Data Systems, Inc. 9.1250%, 8/15/13	2,808,915
Computers – Memory Devices – 0.5%
4,958,000	Seagate Technology 10.0000%, 5/1/14 (144A)	5,652,120
Consumer Products – Miscellaneous – 0.7%
2,694,000	Amscan Holdings, Inc. 8.7500%, 5/1/14	2,626,650
2,223,000	Jarden Corp. 8.0000%, 5/1/16	2,284,133
4,236,000	Jarden Corp. 7.5000%, 5/1/17	4,151,280
		9,062,063
Containers – Metal and Glass – 0.2%
1,041,000	Ball Corp. 7.1250%, 9/1/16	1,089,146
1,151,000	Ball Corp. 7.3750%, 9/1/19	1,197,040
		2,286,186
Data Processing and Management – 1.5%
1,268,000	First Data Corp. 9.8750%, 9/24/15	963,680
9,053,650	First Data Corp. 10.5500%, 9/24/15	6,631,799
17,867,000	First Data Corp. 11.2500%, 3/31/16**	10,988,205
		18,583,684
Direct Marketing – 0.6%
6,528,000	Affinion Group, Inc. 11.5000%, 10/15/15	6,854,400
Distribution/Wholesale – 0.9%
3,653,000	Ace Hardware Corp. 9.1250%, 6/1/16 (144A)	3,826,518
4,550,000	McJunkin Red Man, Corp. 9.5000%, 12/15/16 (144A)	4,413,500
3,184,000	Nebraska Book Co. 8.6250%, 3/15/12	2,953,160
		11,193,178
Diversified Banking Institutions – 1.9%
8,689,000	GMAC, Inc. 6.8750%, 9/15/11	8,808,474
14,974,000	GMAC, Inc. 8.0000%, 11/1/31	13,813,514
		22,621,988
Diversified Financial Services – 0.6%
$7,625,000	OPTI Canada, Inc. 9.0000%, 12/15/12 (144A)	7,701,250
Diversified Minerals – 1.5%
8,853,000	Teck Resources, Ltd. 10.2500%, 5/15/16	10,446,540
6,283,000	Teck Resources, Ltd. 10.7500%, 5/15/19	7,698,560
		18,145,100
Diversified Operations – Commercial Services – 0.5%
6,159,000	ARAMARK Corp. 8.5000%, 2/1/15	6,220,590
Electric – Generation – 1.0%
2,225,000	AES Corp. 9.7500%, 4/15/16	2,391,875
9,261,000	AES Corp. 8.0000%, 10/15/17	9,353,610
		11,745,485
Electric – Integrated – 0.5%
5,708,000	Calpine Construction Finance Co. L.P. 8.0000%, 6/1/16 (144A)	5,836,430
Electronic Components – Semiconductors – 1.0%
12,500,000	Advanced Micro Devices, Inc. 8.1250%, 12/15/17 (144A)	12,437,500
Electronics – Military – 1.1%
13,625,000	L-3 Communications Corp. 6.3750%, 10/15/15	13,625,000
Finance – Auto Loans – 1.4%
5,405,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	5,578,279
2,225,000	Ford Motor Credit Co. LLC 8.7000%, 10/1/14	2,318,871
8,600,000	Ford Motor Credit Co. LLC 8.1250%, 1/15/20	8,777,951
		16,675,101
Finance – Other Services – 0.5%
5,725,000	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp. 8.0000%, 1/15/18 (144A)	5,553,250
Food – Canned – 0.2%
2,875,000	TreeHouse Foods, Inc. 7.7500%, 3/1/18	2,982,813
Food – Meat Products – 1.9%
1,668,000	JBS USA LLC/JBS USA Finance, Inc. 11.6250%, 5/1/14	1,870,245
3,175,000	Smithfield Foods, Inc. 4.0000%, 6/30/13	3,088,088
5,755,000	Smithfield Foods, Inc. 10.0000%, 7/15/14 (144A)	6,373,663
1,425,000	Tyson Foods, Inc. 3.2500%, 10/15/13	1,663,688
8,932,000	Tyson Foods, Inc. 7.8500%, 4/1/16	9,713,549
		22,709,233

See Notes to Schedules of Investments and Financial Statements.

30 | JUNE 30, 2010

Schedule of Investments

As of June 30, 2010

Shares or Principal Amount		Value

Food – Miscellaneous/Diversified – 2.0%
$8,382,000	Del Monte Corp. 6.7500%, 2/15/15	$8,497,252
2,217,000	Del Monte Foods Co. 7.5000%, 10/15/19 (144A)	2,266,883
5,112,000	Dole Food Co., Inc. 8.7500%, 7/15/13	5,265,359
5,323,000	Dole Food Co., Inc. 13.8750%, 3/15/14**	6,241,217
1,659,000	Dole Food Co., Inc. 8.0000%, 10/1/16 (144A)	1,663,148
575,000	Michael Foods, Inc. 9.7500%, 7/15/18 (144A)	590,813
		24,524,672
Food – Retail – 0.2%
3,050,000	Stater Brothers Holdings 7.7500%, 4/15/15	3,042,375
Gambling – Non-Hotel – 1.6%
3,448,000	Isle of Capri Casinos, Inc. 7.0000%, 3/1/14	3,103,200
5,479,000	Jacobs Entertainment, Inc. 9.7500%, 6/15/14	5,095,470
8,950,000	Pinnacle Entertainment, Inc. 7.5000%, 6/15/15	8,390,625
1,670,000	Pinnacle Entertainment, Inc. 8.6250%, 8/1/17 (144A)	1,720,100
1,593,000	Pokagon Gaming Authority 10.3750%, 6/15/14 (144A)	1,648,755
		19,958,150
Home Furnishings – 0.4%
4,875,000	Norcraft Finance, Corp. 10.5000%, 12/15/15 (144A)	5,021,250
Independent Power Producer – 1.0%
6,075,000	NRG Energy, Inc. 7.3750%, 1/15/17	6,014,250
6,075,000	NRG Energy, Inc. 8.5000%, 6/15/19	6,173,719
		12,187,969
Machine Tools and Related Products – 0.2%
2,219,000	Thermadyne Holdings Corp. 11.5000%, 2/1/14‡	2,246,738
Machinery – Farm – 0.1%
1,725,000	Case New Holland, Inc. 7.8750%, 12/1/17 (144A)	1,737,938
Medical – Hospitals – 3.7%
5,864,000	CHS/Community Health Systems, Inc. 8.8750%, 7/15/15	6,047,250
6,130,000	HCA, Inc. 9.2500%, 11/15/16	6,497,800
12,100,000	HCA, Inc. 7.2500%, 9/15/20	12,160,499
5,140,000	IASIS Healthcare 8.7500%, 6/15/14	5,114,300
4,444,000	Tenet Healthcare Corp. 7.3750%, 2/1/13	4,444,000
7,455,000	Tenet Healthcare Corp. 9.2500%, 2/1/15	7,697,288
$3,725,000	Tenet Healthcare Corp. 6.8750%, 11/15/31	2,905,500
		44,866,637
Medical – Outpatient and Home Medical Care – 0.1%
1,107,000	National Mentor Holdings, Inc. 11.2500%, 7/1/14	1,104,233
Medical Instruments – 0.2%
2,830,000	Accellent, Inc. 8.3750%, 2/1/17 (144A)	2,773,400
Medical Products – 0.6%
6,397,000	Biomet, Inc. 11.6250%, 10/15/17	6,924,753
Motion Pictures and Services – 0.4%
5,185,000	Lions Gate Entertainment, Inc. 10.2500%, 11/1/16 (144A)	5,159,075
Music – 0.4%
4,036,000	WMG Acquisition Corp. 9.5000%, 6/15/16	4,298,340
Office Furnishings – Original – 0.2%
1,943,000	Interface, Inc. 11.3750%, 11/1/13	2,176,160
Office Supplies and Forms – 0.5%
5,135,000	ACCO Brands Corp. 10.6250%, 3/15/15	5,571,475
Oil – Field Services – 0.2%
1,975,000	Calfrac Holdings L.P. 7.7500%, 2/15/15 (144A)	1,905,875
Oil Companies – Exploration and Production – 3.4%
5,185,000	Chesapeake Energy Corp. 7.0000%, 8/15/14	5,269,256
6,050,000	Chesapeake Energy Corp. 6.6250%, 1/15/16	6,148,312
3,050,000	Chesapeake Energy Corp. 7.2500%, 12/15/18	3,149,125
3,175,000	Chesapeake Energy Corp. 6.8750%, 11/15/20	3,202,781
4,444,000	Continental Resources, Inc. 8.2500%, 10/1/19	4,643,980
1,443,000	Forest Oil Corp. 8.5000%, 2/15/14	1,504,328
1,110,000	Hilcorp Energy I L.P./Hilcorp Finance Co. 9.0000%, 6/1/16 (144A)	1,137,750
2,470,000	PetroHawk Energy Corp. 9.1250%, 7/15/13	2,574,975
5,358,000	Quicksilver Resources, Inc. 8.2500%, 8/1/15	5,291,024
2,303,000	Quicksilver Resources, Inc. 11.7500%, 1/1/16	2,539,058
5,179,000	SandRidge Energy, Inc. 9.8750%, 5/15/16 (144A)	5,256,685
		40,717,274
Oil Field Machinery and Equipment – 0.2%
2,588,000	Dresser-Rand Group, Inc. 7.3750%, 11/1/14	2,588,000
Oil Refining and Marketing – 0.2%
2,479,000	Frontier Oil Corp. 8.5000%, 9/15/16	2,509,988

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 31

Janus High-Yield Fund

Schedule of Investments

As of June 30, 2010

Shares or Principal Amount		Value

Paper and Related Products – 1.0%
$1,725,000	Boise Paper Holdings LLC 9.0000%, 11/1/17 (144A)	$1,776,750
7,683,000	Georgia-Pacific LLC 7.1250%, 1/15/17 (144A)	7,836,660
3,000,000	NewPage Corp. 11.3750%, 12/31/14	2,722,500
		12,335,910
Physical Therapy and Rehabilitation Centers – 0.4%
4,642,000	HealthSouth Corp. 10.7500%, 6/15/16	5,013,360
Pipelines – 0.9%
5,875,000	Crosstex Energy L.P. 8.8750%, 2/15/18	5,867,656
1,487,000	El Paso Corp. 12.0000%, 12/12/13	1,713,768
2,997,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	2,862,135
		10,443,559
Printing – Commercial – 0.4%
5,150,000	Cenveo Corp. 8.8750%, 2/1/18 (144A)	4,944,000
Publishing – Books – 1.2%
3,632,000	Cengage Learning Acquisitions, Inc. 10.5000%, 1/15/15 (144A)	3,377,760
12,065,000	Cengage Learning Acquisitions, Inc. 13.2500%, 7/15/15 (144A)	11,220,450
		14,598,210
Publishing – Periodicals – 0.2%
2,300,000	Reader’s Digest Association, Inc. 9.5000%, 2/15/17 (144A)‡	2,294,250
Radio – 0.8%
600,000	Radio One, Inc. 8.8750%, 7/1/11	565,500
4,567,000	Salem Communications Corp. 9.6250%, 12/15/16	4,704,010
4,025,000	Sirius XM Radio, Inc. 8.7500%, 4/1/15 (144A)	3,964,625
		9,234,135
REIT – Diversified – 0.5%
5,700,000	DuPont Fabros Technology L.P. 8.5000%, 12/15/17 (144A)	5,842,500
REIT – Health Care – 0.3%
3,174,000	Senior Housing Properties Trust 8.6250%, 1/15/12	3,285,090
REIT – Office Property – 1.3%
15,625,000	Reckson Operating Partnership L.P. 7.7500%, 3/15/20 (144A)	15,317,969
Rental Auto/Equipment – 0.3%
3,175,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.7500%, 5/15/16	2,964,656
1,150,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 9.6250%, 3/15/18 (144A)	1,161,500
		4,126,156
Resorts and Theme Parks – 0.5%
$5,758,000	Vail Resorts, Inc. 6.7500%, 2/15/14	5,743,605
Retail – Apparel and Shoe – 1.6%
10,806,000	Burlington Coat Factory Warehouse Corp. 11.1250%, 4/15/14	11,184,209
1,111,000	Limited Brands, Inc. 6.9000%, 7/15/17	1,113,778
6,525,000	Phillips-Van Heusen Corp. 7.3750%, 5/15/20	6,582,094
		18,880,081
Retail – Arts and Crafts – 0.7%
8,324,000	Michael’s Stores, Inc. 11.3750%, 11/1/16	8,656,960
Retail – Automobile – 0.1%
1,910,000	Penske Auto Group, Inc. 7.7500%, 12/15/16	1,795,400
Retail – Bookstore – 0.3%
3,350,000	Nebraska Book Co. 10.0000%, 12/1/11	3,350,000
Retail – Computer Equipment – 0.5%
6,362,000	GameStop Corp. 8.0000%, 10/1/12	6,536,955
Retail – Drug Store – 0.2%
1,945,000	Rite Aid, Corp. 9.7500%, 6/12/16	2,032,525
Retail – Leisure Products – 0.6%
7,958,000	Steinway Musical Instruments 7.0000%, 3/1/14 (144A)	7,579,995
Retail – Mail Order – 0.2%
2,885,000	QVC, Inc. 7.5000%, 10/1/19 (144A)	2,834,513
Retail – Major Department Stores – 0.2%
2,400,000	JC Penney Co., Inc. 5.6500%, 6/1/20	2,346,000
Retail – Propane Distribution – 1.0%
3,283,000	Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp., 6.7500%, 5/1/14	3,217,340
1,650,000	Ferrellgas Partners L.P. 9.1250%, 10/1/17 (144A)	1,720,125
7,000,000	Ferrellgas Partners L.P./Ferrellgas Partners Finance Corp. 8.6250%, 6/15/20	7,000,000
		11,937,465
Retail – Regional Department Stores – 1.0%
1,665,000	JC Penney Corp., Inc. 7.4000%, 4/1/37	1,665,000
4,895,000	Macy’s Retail Holdings, Inc. 7.4500%, 7/15/17	5,298,838
5,178,000	Neiman Marcus Group, Inc. 10.3750%, 10/15/15	5,268,615
		12,232,453
Retail – Restaurants – 0.5%
5,675,000	Landry’s Restaurants, Inc. 11.6250%, 12/1/15 (144A)	5,873,625

See Notes to Schedules of Investments and Financial Statements.

32 | JUNE 30, 2010

Schedule of Investments

As of June 30, 2010

Shares or Principal Amount		Value

Retail – Toy Store – 0.2%
$2,850,000	Toys R Us Property Co. LLC 8.5000%, 12/1/17 (144A)	$2,921,250
Rubber – Tires – 0.4%
2,888,000	Goodyear Tire & Rubber Co. 9.0000%, 7/1/15	2,967,420
1,664,000	Goodyear Tire & Rubber Co. 10.5000%, 5/15/16	1,809,600
		4,777,020
Satellite Telecommunications – 0.8%
7,851,000	Intelsat Jackson Holdings, Ltd. 11.2500%, 6/15/16	8,361,315
1,728,000	Intelsat Subsidiary Holding Co., Ltd. 8.8750%, 1/15/15 (144A)	1,747,440
		10,108,755
Security Services – 0.6%
6,900,000	Garda World Security Corp. 9.7500%, 3/15/17 (144A)	7,003,500
Seismic Data Collection – 0.1%
1,670,000	Cie Generale de Geophysique-Veritas 9.5000%, 5/15/16	1,695,050
Special Purpose Entity – 0.8%
4,625,000	New Communications Holdings, Inc. 8.5000%, 4/15/20 (144A)	4,636,563
6,363,000	Petroplus Finance, Ltd. 7.0000%, 5/1/17 (144A)	5,185,845
		9,822,408
Steel – Producers – 0.7%
5,998,000	Steel Dynamics, Inc. 7.7500%, 4/15/16	6,027,990
2,000,000	Steel Dynamics, Inc. 7.6250%, 3/15/20 (144A)	1,990,000
		8,017,990
Telecommunication Services – 1.5%
11,825,000	Clearwire Communications LLC 12.0000%, 12/1/15 (144A)	11,721,531
5,100,000	Qwest Corp. 8.3750%, 5/1/16	5,571,750
1,150,000	Qwest Corp. 6.8750%, 9/15/33	1,055,125
		18,348,406
Telephone – Integrated – 4.7%
4,610,000	Frontier Communications Corp. 8.2500%, 5/1/14	4,782,875
2,885,000	Frontier Communications Corp. 8.1250%, 10/1/18	2,866,969
8,566,000	Level 3 Financing, Inc. 9.2500%, 11/1/14	7,773,644
1,725,000	Level 3 Financing, Inc. 10.0000%, 2/1/18 (144A)	1,526,625
850,000	Qwest Capital Funding, Inc. 7.7500%, 2/15/31	786,250
15,450,000	Qwest Communications International, Inc. 7.1250%, 4/1/18 (144A)	15,411,374
7,500,000	Sprint Capital, Corp. 6.8750%, 11/15/28	6,225,000
6,629,000	Virgin Media Finance PLC 9.1250%, 8/15/16	6,861,015
$6,282,000	Virgin Media Finance PLC 9.5000%, 8/15/16	6,635,363
3,955,000	Virgin Media Finance PLC 8.3750%, 10/15/19	4,004,438
		56,873,553
Television – 0.7%
8,300,000	Belo Corp. 8.0000%, 11/15/16	8,528,250
Transportation – Marine – 0.9%
3,945,000	Navios Maritime Holdings, Inc. 8.8750%, 11/1/17 (144A)	3,974,588
6,972,000	Ship Finance International, Ltd. 8.5000%, 12/15/13	6,867,420
575,000	Teekay Corp. 8.5000%, 1/15/20	572,125
		11,414,133
Transportation – Railroad – 1.1%
661,000	Kansas City Southern de Mexico S.A. de C.V., 9.3750%, 5/1/12	677,525
6,717,000	Kansas City Southern de Mexico S.A. de C.V., 7.6250%, 12/1/13	6,851,340
2,450,000	Kansas City Southern de Mexico S.A. de C.V., 8.0000%, 2/1/18 (144A)	2,535,750
1,204,000	Kansas City Southern Railway 13.0000%, 12/15/13	1,444,800
1,371,000	Kansas City Southern Railway 8.0000%, 6/1/15	1,412,130
		12,921,545
Transportation – Services – 0.2%
2,494,000	Bristow Group, Inc. 6.1250%, 6/15/13	2,456,590
Transportation – Truck – 0.6%
7,773,000	Saint Acquisition Corp. 12.5000%, 5/15/17 (144A)ß	7,345,485

Total Corporate Bonds (cost $1,029,017,607)		1,082,094,739

Preferred Stock – 0.3%
Special Purpose Entity – 0.3%
361,215	Dole Food Automatic Exchange 7.0000% (144A) (cost $4,515,188)ß	3,826,639

Money Market – 4.7%
56,652,329	Janus Cash Liquidity Fund LLC, 0% (cost $56,652,329)	56,652,329

Total Investments (total cost $1,147,220,843) – 99.2%		1,203,566,546

Cash, Receivables and Other Assets, net of Liabilities – 0.8%		9,241,215

Net Assets – 100%		$1,212,807,761

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 33

Janus High-Yield Fund

Schedule of Investments

As of June 30, 2010

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$13,800,705	1.1%
Canada	35,711,985	3.0%
Cayman Islands	5,652,120	0.5%
France	1,695,050	0.1%
Germany	2,229,500	0.2%
Luxembourg	8,361,315	0.7%
Marshall Islands	3,974,588	0.3%
Mexico	10,064,615	0.8%
United Kingdom	17,500,815	1.5%
United States††	1,104,575,853	91.8%

Total	$1,203,566,546	100.0%

††	Includes Cash Equivalents (87.1% excluding Cash Equivalents)

See Notes to Schedules of Investments and Financial Statements.

34 | JUNE 30, 2010

Janus Short-Term Bond Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally-driven investment process that focuses on credit-oriented investments can generate risk-adjusted performance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about overall portfolio allocations.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

For the eight-month period ended June 30, 2010, Janus Short-Term Bond Fund’s Class T Shares returned 2.68%, compared to a 2.02% return of its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Index.

Economic Update

Optimism over improving economic data in the U.S. and abroad and positive momentum from corporate earnings helped financial markets continue the rally that began in March 2009. In the U.S., interest rates were relatively stable, credit spreads narrowed further and equity markets continued to march higher, reaching 17-month highs in late April before heading lower for the remainder of the period. A general aversion to risk dominated sentiment in the latter half of the period as investors sought the relative safety of U.S. Treasuries. Fueling the rally in Treasuries and the increased volatility in interest rates late in the period were growing concerns over slowing global growth, the European debt crisis and overall uncertainty about government policy measures coming out of Washington D.C. Economic growth in the U.S. during the first quarter of 2010 proved to be slower than expected with the Gross Domestic Product (GDP) being revised from its initial reading of over 3.0% to 2.7%. From manufacturing to housing and employment, economic data released during the second quarter of 2010 suggested that a continued moderation in economic growth is likely. In addition, inflation remains less of a near-term concern as data released during the period pointed to little inflation at the end consumer level.

The “flight to quality” drove interest rates across the yield curve lower during the period with long-term rates coming off of their highest levels since June 2009 and breaking through the lower end of the relatively narrow range they had been in earlier in the period. This move propelled long-term U.S. Treasuries to near the top of the list of outperformers as the 10-year Treasury yield finished below 3.00% and the 30-year yield closed under 4.00%. Both represented the lowest levels respectively in over a year. While there was a small flattening of the yield curve, the 233 basis points (bps) difference between yields on the 10-year and 2-year U.S. Treasuries was still near the high end of its historical range. Commercial mortgage backed securities (CMBS) were the top performer amid narrowing spreads. Elsewhere, mortgage-backed securities (MBS) underperformed the market, while spreads, or the difference in yields on corporate credits relative to U.S. Treasuries, narrowed. Both high yield and investment grade corporate credits outperformed the general market. Investment grade and high-yield spreads were 13 bps and 35 bps narrower, respectively, but off their narrowest levels as the period ended.

Portfolio Comments

During the period we increased our exposure to U.S. Treasuries, taking down our corporate credit weighting from near 67% to 56%, while bringing our U.S. Treasury weighting up from near 25% to over 41%. We still remain overweight to corporate credit (56% vs. 23%) and underweight Treasuries (41% vs. 55%) and government agencies (0% vs. 21%).

We trimmed our exposure to the consumer amid the rising economic uncertainty and increased our holdings in companies that typically have high, stable cash flows, such as utilities, natural gas pipelines and cable companies. We continue to favor real estate investment trusts (REITs), particularly U.S. multifamily and office-related names with class-A properties amid rising rents and falling vacancies. Continued weakness in housing could drive further declines in residential vacancy rates and higher rents. Overall, we are favoring individual credits of companies we believe are better positioned to gain market share from weaker rivals amid what is likely to remain a difficult macroeconomic environment. The Fund’s duration shortened during the quarter and was lower relative to the index (1.72 years vs. 1.80 years).

Janus Bond & Money Market Funds | 35

Janus Short-Term Bond Fund (unaudited)

Contributors to performance

The Fund’s outperformance was largely driven by our selections and overweight to corporate credit. The higher coupon/yield advantage of corporate credit more than offset the negative impact of widening spreads late in the period. Within corporate credit, our real estate investment trusts (REITs) holdings and investments in food and beverage companies aided comparable returns. Our holdings of global brewer Anheuser-Busch InBev Worldwide performed well during the period. We continue to favor the company’s bonds given its strong free cash flow, cost reduction efforts and management’s commitment to paying down debt. Our overweight to HCP, Inc., a health care REIT with properties that include senior housing, medical offices, hospitals and skilled nursing homes, was another top contributor. We like the company given its hard assets and steady cash flow profile. HCP, Inc. is also working to improve its credit profile. We maintained our holdings in the company.

Detractors from performance

Our credit positions within health care underperformed. Our holding in HCA, Inc., an operator of hospitals and other health care facilities, suffered from disappointing operating results. Concerns over HCA’s ability to refinance some of its debt have weighed on the firm’s bonds. We think the company is committed to paying down its debt, which could most likely happen through an IPO over the near term. We think this would improve the credit quality of the company and maintained our holding. BNP Paribas SA, another detractor during the period, is a Paris, France-based bank that offers a variety of banking services from commercial to retail. It also provides asset management services throughout Europe. The company’s bonds were hurt during the period by concerns over its exposure to Greece. We exited our position given the uncertainty.

Conclusion

Our underlying view on the economy and markets remains that it is going to take time for the worldwide corrective deleveraging process to complete. The deleveraging process started with individuals, businesses and financial institutions aggressively paying down debt with a focus on improving their balance sheets. In light of the significant deleveraging of corporate and financial balance sheets there has been a significant increase in government spending and thus government debt in an effort to maintain and spur economic activity. The result has been an increased risk profile for many governments around the globe. The next stage of the deleveraging process will involve over-levered governments attempting to improve their fiscal positions through austerity measures, tax hikes and/or other methods. With this in mind, we believe that additional government intervention in the corrective process, through allowing bondholders only to suffer no or small losses, will likely serve to prolong this clearing out of the system and remains a key focus.

The sovereign credit problems that unfolded in Europe are closely tied to the corrective process of cleansing the system of the excesses of the past few decades, which were driven by loose lending standards, excessive risk taking and a lack of prudence and regulatory oversight, fueled by low interest rates. As credit markets continue to heal, the availability and demand for credit will likely remain relatively weak. We believe this will continue to represent a headwind to economic activity, particularly in more developed nations. The prospects for slower growth could be supportive of U.S. Treasury yields and could contribute to further strength in the Treasury market. We have seen relatively strong demand for U.S. Treasuries driven by a flight-to-quality trade related to the problems in Europe, which put downward pressure on yields. We think U.S. Treasuries could continue to benefit from the austerity measures as well as concerns around the slowing economy over the near term. Longer term, we still see upward pressure on interest rates given the large and growing financing needs of the U.S. Government and the excessive liquidity in the system. The underlying fundamental deleveraging trend that we have entered should be supportive of corporate credit over the longer term. We find that management teams are very focused on their capital structures post the 2008 crisis and will continue to drive significant deleveraging as well as improved liquidity profiles in their businesses. While the fundamental backdrop remains positive, we think the significant imbalances in the global economy will lead to more significant volatility in the markets over the near term.

Corporate credit is an area that remains attractive to us from a valuation perspective. With this in mind, after the significant rally in credit spreads in 2009, we believe that active security selection will be critical in generating returns, given the structural changes and other challenges impacting the fixed income market. Corporate America continues to reduce leverage and improve liquidity, focusing on improving overall health while the economy continues to recover. We are watching the consumer closely as personal consumption represents over 70% of the economy. In light of the uncertainty and market volatility, consumer confidence has held up quite well and we have seen a significant improvement in retail activity.

36 | JUNE 30, 2010

(unaudited)

However, continued uncertainty over financial and regulatory reforms, income taxes and other policy actions coming out of Washington D.C. have made it difficult for companies and individuals to plan for the long term. Corporate war chests (i.e. cash) have been growing, suggesting the potential for increased investment and spending, but activities such as hiring and mergers & acquisitions have been slow to materialize. Europe’s woes have driven corporations to take a more cautious stance and delay many of the activities companies normally would pursue at this stage of the economic cycle. This has dampened activity in the private sector and represents a headwind to sustainable economic growth in our view. We think this growth is more likely to be uneven. Couple this with the structural changes and the difficulties this may cause passive investors and an active investment approach encompassing individual security selection is likely to provide investors with the best opportunity to outperform on a risk adjusted basis.

As a result, we continue to emphasize the importance of corporate credit and credit analysis in fixed income investing. We believe our strengths lie in our fundamental bottom-up analysis and robust risk management. We continue to believe that corporate credit remains an area where we can effectively apply these strengths and create value for our shareholders over the long term.

Thank you for your investment in Janus Short-Term Bond Fund.

Janus Bond & Money Market Funds | 37

Janus Short-Term Bond Fund (unaudited)

Janus Short-Term Bond Fund At A Glance

Fund Profile
June 30, 2010

Weighted Average Maturity	1.9 Years
Average Effective Duration*	1.7 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	1.21%
With Reimbursement	1.26%
Class A Shares at MOP
Without Reimbursement	1.18%
With Reimbursement	1.23%
Class C Shares***
Without Reimbursement	0.48%
With Reimbursement	0.53%
Class D Shares
Without Reimbursement	1.27%
With Reimbursement	1.38%
Class I Shares
Without Reimbursement	1.45%
With Reimbursement	1.51%
Class S Shares
Without Reimbursement	0.97%
With Reimbursement	1.13%
Class T Shares
Without Reimbursement	1.21%
With Reimbursement	1.26%
Weighted Average Fixed Income Credit Rating	AA-
Number of Bonds/Notes	237

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Net Assets)
June 30, 2010

AAA	41.5%
AA	10.5%
A	11.5%
BBB	20.2%
BB	11.9%
B	0.8%
Other	3.6%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2010

Asset Allocation – (% of Net Assets)
As of June 30, 2010

38 | JUNE 30, 2010

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2010						Expense Ratios – per the February 16, 2010 prospectuses
	Eight-Month
	Fiscal Period
	Ended	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	6/30/10	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Short-Term Bond Fund – Class A Shares

NAV	2.65%	5.87%	4.71%	4.27%	4.44%	0.93%	0.81%

MOP	–2.14%	1.06%	3.70%	3.77%	4.16%

Janus Short-Term Bond Fund – Class C Shares

NAV	1.82%	5.41%	4.11%	3.63%	3.76%	1.68%	1.56%

CDSC	0.81%	4.39%	4.11%	3.63%	3.76%

Janus Short-Term Bond Fund – Class D Shares(1)	2.72%	5.87%	5.03%	4.68%	4.87%	0.80%	0.68%

Janus Short-Term Bond Fund – Class I Shares	2.82%	5.87%	4.87%	4.48%	4.67%	0.68%	0.56%

Janus Short-Term Bond Fund – Class S Shares	2.16%	5.14%	4.42%	4.06%	4.26%	1.18%	1.06%

Janus Short-Term Bond Fund – Class T Shares	2.68%	5.87%	5.03%	4.68%	4.87%	0.93%	0.81%

Barclays Capital 1-3 Year U.S. Government/Credit Index	2.02%	3.77%	4.52%	4.76%	5.07%**

Lipper Quartile – Class T Shares	–	3rd	1st	1st	2nd

Lipper Ranking – based on total returns for Short Investment Grade Debt Funds	–	161/255	9/184	16/98	7/26

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Bond & Money Market Funds | 39

Janus Short-Term Bond Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 2.50%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, the Fund’s Class J Shares were renamed Class T Shares.

Effective February 16, 2010, the Fund’s Class J Shares accounts held directly with Janus were moved into the newly created Class D Shares.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010 reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s

40 | JUNE 30, 2010

(unaudited)

commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective July 1, 2010, Gibson Smith is a co-portfolio manager of Janus Short-Term Bond Fund.

*	The Fund’s inception date – September 1, 1992
**	The Barclays Capital 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.
(1)	Closed to new investors.

Janus Bond & Money Market Funds | 41

Janus Short-Term Bond Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,021.40	$4.01

Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,014.40	$7.74

Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(6/30/10)	(2/16/10 - 6/30/10)*

Actual	$1,000.00	$1,012.10	$2.49

Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,022.60	$2.76

Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$2.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,016.90	$5.25

Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares**	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,018.10	$3.95

Hypothetical (5% return before expenses)	$1,000.00	$1,020.88	$3.96

†	Expenses are equal to the annualized expense ratio of 0.80% for Class A Shares, 1.55% for Class C Shares, 0.55% for Class I Shares, 1.05% for Class S Shares and 0.79% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to June 30, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.67% for Class D Shares multiplied by the average account value over the period, multiplied by 135/365 (to reflect the period); however, hypothetical expenses are multiplied by 181/365 (to reflect a one-half year period). Expenses include effect of contractual waivers by Janus Capital.
**	Formerly named Class J Shares.

42 | JUNE 30, 2010

Janus Short-Term Bond Fund

Schedule of Investments

As of June 30, 2010

Shares or Principal Amount		Value

Bank Loans – 1.2%
Automotive – Cars and Light Trucks – 0.3%
$4,501,193	Ford Motor Co. 3.3100%, 12/15/13‡	$4,248,586
4,980,125	Ford Motor Co. 3.3500%, 12/15/13‡	4,700,641
		8,949,227
Food – Miscellaneous/Diversified – 0%
200,399	Dole Food Co., Inc. 0.2999%, 8/30/10‡	199,760
Medical – Hospitals – 0.9%
23,262,000	HCA, Inc. 2.0334%, 11/16/12‡	21,943,742

Total Bank Loans (cost $31,739,576)		31,092,729

Corporate Bonds – 54.4%
Advertising Services – 0.3%
6,414,000	Visant Corp. 7.6250%, 10/1/12	6,414,000
1,774,000	WPP Finance UK 5.8750%, 6/15/14	1,924,765
		8,338,765
Aerospace and Defense – 0.1%
1,529,000	Northrop Grumman Systems Corp. 7.1250%, 2/15/11	1,583,729
Airlines – 0.8%
8,830,000	Southwest Airlines Co. 6.5000%, 3/1/12	9,412,489
10,125,000	Southwest Airlines Co. 5.2500%, 10/1/14	10,657,392
		20,069,881
Automotive – Cars and Light Trucks – 0.4%
9,560,000	Daimler Finance North America LLC 5.7500%, 9/8/11	9,955,230
Beverages – Non-Alcoholic – 0.1%
2,277,000	Dr. Pepper Snapple Group, Inc. 6.1200%, 5/1/13	2,533,627
Beverages – Wine and Spirits – 0.1%
2,870,000	Diageo Capital PLC 3.8750%, 4/1/11	2,915,142
Brewery – 1.8%
9,562,000	Anheuser-Busch InBev Worldwide 3.0000%, 10/15/12	9,815,852
21,990,000	Anheuser-Busch InBev Worldwide 2.5000%, 3/26/13 (144A)	22,250,691
7,649,000	Anheuser-Busch InBev Worldwide 7.2000%, 1/15/14 (144A)	8,795,088
3,918,000	SABMiller PLC 6.2000%, 7/1/11 (144A)	4,094,522
		44,956,153
Building Products – Cement and Aggregate – 0.6%
$2,763,000	CRH America, Inc. 5.6250%, 9/30/11	2,868,019
5,115,000	CRH America, Inc. 6.9500%, 3/15/12	5,539,397
5,735,000	CRH America, Inc. 5.3000%, 10/15/13	6,165,027
		14,572,443
Cable/Satellite TV – 0.5%
3,404,000	Comcast Corp. 5.4500%, 11/15/10	3,460,220
748,000	COX Communications, Inc. 6.7500%, 3/15/11	772,976
1,435,000	COX Communications, Inc. 7.1250%, 10/1/12	1,594,447
1,337,000	CSC Holdings, Inc. 7.6250%, 4/1/11	1,370,425
3,348,000	Time Warner Cable, Inc. 5.4000%, 7/2/12	3,576,251
1,150,000	Time Warner Cable, Inc. 6.2000%, 7/1/13	1,286,206
		12,060,525
Cellular Telecommunications – 0.5%
1,435,000	Rogers Communications, Inc. 9.6250%, 5/1/11	1,531,541
2,919,000	Rogers Communications, Inc. 7.8750%, 5/1/12	3,245,449
2,870,000	Verizon Wireless Capital LLC 3.7500%, 5/20/11	2,939,537
1,089,000	Verizon Wireless Capital LLC 5.2500%, 2/1/12	1,154,355
1,767,000	Verizon Wireless Capital LLC 7.3750%, 11/15/13	2,071,548
1,819,000	Verizon Wireless Capital LLC 5.5500%, 2/1/14	2,039,363
		12,981,793
Chemicals – Diversified – 0.6%
2,870,000	Dow Chemical Co. 4.8500%, 8/15/12	3,027,434
2,935,000	Dow Chemical Co. 7.6000%, 5/15/14	3,389,523
7,488,000	Rohm & Hass Co. 5.6000%, 3/15/13	8,030,535
		14,447,492
Coal – 0.1%
2,870,000	Peabody Energy Corp. 6.8750%, 3/15/13	2,891,525
Commercial Banks – 5.0%
15,012,000	American Express Bank FSB 5.5500%, 10/17/12	16,136,609
16,005,000	ANZ National International, Ltd. 2.3750%, 12/21/12 (144A)	16,211,368
8,604,000	BB&T Corp. 6.5000%, 8/1/11	9,031,550
4,780,000	Commonwealth Bank of Australia 2.7500%, 10/15/12 (144A)	4,873,081
6,695,000	Commonwealth Bank of Australia 3.7500%, 10/15/14 (144A)	6,882,627

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 43

Janus Short-Term Bond Fund

Schedule of Investments

As of June 30, 2010

Shares or Principal Amount		Value

Commercial Banks – (continued)
$4,077,000	Credit Suisse/New York NY 5.5000%, 5/1/14	$4,457,547
16,915,000	National Australia Bank 2.5000%, 1/8/13 (144A)	17,084,251
3,575,000	National Australia Bank 5.3500%, 6/12/13 (144A)	3,873,205
6,705,000	National City Bank 6.2000%, 12/15/11	7,097,705
3,960,000	National City Bank of Kentucky 6.3000%, 2/15/11	4,034,682
10,700,000	Svenska Handelsbanken AB 2.8750%, 9/14/12 (144A)	10,859,986
1,709,000	U.S. Bank N.A. 6.3750%, 8/1/11	1,804,378
9,560,000	Westpac Banking Corp. 2.2500%, 11/19/12	9,641,279
11,475,000	Westpac Banking Corp. 0.8449%, 4/8/13‡	11,381,766
3,825,000	Westpac Banking Corp. 4.2000%, 2/27/15	3,981,098
		127,351,132
Computers – 0.1%
3,820,000	Hewlett-Packard Co. 2.2500%, 5/27/11	3,872,827
Computers – Memory Devices – 0.5%
12,419,000	Seagate Technology 6.3750%, 10/1/11	12,729,475
Cosmetics and Toiletries – 0.6%
14,344,000	Procter & Gamble International 1.3500%, 8/26/11	14,444,910
Data Processing and Management – 0.1%
1,627,000	Fiserv, Inc. 6.1250%, 11/20/12	1,784,046
Dialysis Centers – 0.3%
8,563,000	DaVita, Inc. 6.6250%, 3/15/13	8,573,704
Diversified Banking Institutions – 2.0%
1,050,000	Bank of America Corp. 4.2500%, 10/1/10	1,056,892
954,000	Bank of America Corp. 4.3750%, 12/1/10	966,684
6,406,000	Citigroup, Inc. 5.1250%, 2/14/11	6,520,610
3,825,000	Citigroup, Inc. 5.2500%, 2/27/12	3,961,656
9,275,000	Citigroup, Inc. 5.3000%, 10/17/12	9,611,794
860,000	JPMorgan Chase & Co. 6.7500%, 2/1/11	887,966
2,675,000	JPMorgan Chase & Co. 5.3750%, 10/1/12	2,891,226
2,580,000	Morgan Stanley 5.0500%, 1/21/11	2,618,349
3,252,000	Morgan Stanley 6.7500%, 4/15/11	3,364,561
11,890,000	Morgan Stanley 2.9302%, 5/14/13‡	11,932,530
$6,695,000	Morgan Stanley 6.7500%, 10/15/13	7,334,768
		51,147,036
Diversified Financial Services – 1.6%
4,016,000	American Express Travel Related Services Co., Inc. 5.2500%, 11/21/11 (144A)	4,172,720
1,244,000	General Electric Capital Corp. 4.2500%, 9/13/10	1,251,926
8,605,000	General Electric Capital Corp. 6.1250%, 2/22/11	8,881,556
16,850,000	General Electric Capital Corp. 2.8000%, 1/8/13	17,037,102
4,780,000	General Electric Capital Corp. 5.4500%, 1/15/13	5,136,789
3,717,000	General Electric Capital Corp. 5.9000%, 5/13/14	4,102,884
		40,582,977
Diversified Minerals – 0.3%
6,775,000	Teck Resources, Ltd. 7.0000%, 9/15/12	7,286,811
Diversified Operations – 0.6%
1,436,000	Dover Corp. 6.5000%, 2/15/11	1,485,477
1,043,000	Eaton Corp. 4.9000%, 5/15/13	1,135,946
12,099,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	13,065,747
		15,687,170
Electric – Distribution – 0.2%
5,785,000	SP Powerassets, Ltd. 5.0000%, 10/22/13 (144A)	6,235,432
Electric – Integrated – 1.6%
1,150,000	CMS Energy Corp. 7.7500%, 8/1/10	1,154,241
1,135,000	CMS Energy Corp. 8.5000%, 4/15/11	1,171,085
25,442,000	CMS Energy Corp. 6.3000%, 2/1/12	26,216,633
1,580,000	Duke Energy Corp. 6.3000%, 2/1/14	1,778,303
954,000	Georgia Power Co. 6.0000%, 11/1/13	1,080,274
1,435,000	Monongahela Power Co. 7.9500%, 12/15/13 (144A)	1,691,965
958,000	Nevada Power Co. 8.2500%, 6/1/11	1,014,214
4,781,000	NiSource, Inc. 5.4000%, 7/15/14	5,108,202
748,000	Oncor Electric Delivery Co. 5.9500%, 9/1/13	823,638
958,000	Wisconsin Energy Corp. 6.5000%, 4/1/11	996,092
		41,034,647

See Notes to Schedules of Investments and Financial Statements.

44 | JUNE 30, 2010

Schedule of Investments

As of June 30, 2010

Shares or Principal Amount		Value

Electronic Components – Semiconductors – 0.8%
$11,950,000	Avago Technologies Finance 11.8750%, 12/1/15	$13,040,437
6,470,000	National Semiconductor Corp. 6.1500%, 6/15/12	6,928,911
		19,969,348
Electronics – Military – 1.0%
7,983,000	L-3 Communications Corp. 6.1250%, 7/15/13	8,062,830
18,432,000	L-3 Communications Corp. 6.3750%, 10/15/15	18,432,000
		26,494,830
Fiduciary Banks – 0.1%
1,910,000	Northern Trust Corp. 5.5000%, 8/15/13	2,125,177
Finance – Auto Loans – 1.5%
4,780,000	American Honda Finance Corp. 2.3750%, 3/18/13 (144A)	4,846,475
26,501,000	Ford Motor Credit Co. LLC 7.3750%, 2/1/11	26,997,178
7,510,000	PACCAR Financial Corp. 1.9500%, 12/17/12	7,584,725
		39,428,378
Finance – Commercial – 0.5%
11,475,000	Caterpillar, Inc. 2.0000%, 4/5/13	11,608,018
Finance – Credit Card – 0%
575,000	American Express Credit Co. 5.8750%, 5/2/13	629,125
Finance – Investment Bankers/Brokers – 0.8%
3,405,000	Charles Schwab Corp. 4.9500%, 6/1/14	3,691,807
3,969,000	Credit Suisse, Inc. 6.1250%, 11/15/11	4,216,177
3,825,000	Jefferies Group, Inc. 7.7500%, 3/15/12	4,128,743
9,020,000	TD Ameritrade Holding Corp. 2.9500%, 12/1/12	9,194,871
		21,231,598
Finance – Mortgage Loan Banker – 0.1%
2,580,000	Countrywide Home Loan 4.0000%, 3/22/11	2,627,059
Finance – Other Services – 0.2%
2,684,000	CME Group, Inc. 5.7500%, 2/15/14	2,985,376
1,915,000	National Rural Utilities Cooperative Finance Corp., 2.6250%, 9/16/12	1,964,621
		4,949,997
Food – Confectionery – 2.1%
6,050,000	WM Wrigley Jr. Co. 4.3000%, 7/15/10	6,050,000
12,390,000	WM Wrigley Jr. Co. 1.9122%, 6/28/11 (144A)‡	12,387,609
12,390,000	WM Wrigley Jr. Co. 2.4500%, 6/28/12 (144A)	12,410,072
12,390,000	WM Wrigley Jr. Co. 3.0500%, 6/28/13(144A)	12,457,624
$9,530,000	WM Wrigley Jr. Co. 3.7000%, 6/30/14 (144A)	9,639,138
		52,944,443
Food – Miscellaneous/Diversified – 0.9%
1,902,000	H.J. Heinz Finance Co. 6.6250%, 7/15/11	2,004,497
777,000	Kraft Foods, Inc. 0.9281%, 8/11/10‡	776,942
19,360,000	Kraft Foods, Inc. 2.6250%, 5/8/13	19,726,949
514,000	Kraft Foods, Inc. 6.7500%, 2/19/14	590,921
		23,099,309
Food – Retail – 0.1%
360,000	Delhaize Group 5.8750%, 2/1/14	401,776
1,175,000	Kroger Co. 6.8000%, 4/1/11	1,218,500
1,646,000	Safeway, Inc. 4.9500%, 8/16/10	1,652,116
		3,272,392
Gas – Distribution – 0.1%
2,389,000	Consolidated Natural Gas Co. 6.2500%, 11/1/11	2,532,717
Hotels and Motels – 0.6%
9,656,000	Marriott International, Inc. 4.6250%, 6/15/12	10,003,732
4,215,000	Starwood Hotels & Resorts Worldwide, Inc. 7.8750%, 10/15/14	4,531,125
		14,534,857
Industrial Gases – 0.7%
17,210,000	Praxair, Inc. 2.1250%, 6/14/13	17,498,044
Investment Management and Advisory Services – 1.3%
22,705,000	BlackRock, Inc. 2.2500%, 12/10/12	23,177,740
9,900,000	Franklin Resources, Inc. 2.0000%, 5/20/13	10,047,065
		33,224,805
Life and Health Insurance – 0.9%
10,310,000	Prudential Financial, Inc. 5.1000%, 12/14/11	10,763,774
8,070,000	Prudential Financial, Inc. 3.6250%, 9/17/12	8,311,874
955,000	Prudential Financial, Inc. 4.5000%, 7/15/13	991,564
1,550,000	Prudential Financial, Inc. 6.2000%, 1/15/15	1,705,825
		21,773,037
Machinery – General Industrial – 0.2%
4,189,000	Wabtec Corp. 6.8750%, 7/31/13	4,236,126
Medical – Biomedical and Genetic – 0.1%
1,435,000	Genetech, Inc. 4.4000%, 7/15/10	1,436,388

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 45

Janus Short-Term Bond Fund

Schedule of Investments

As of June 30, 2010

Shares or Principal Amount		Value

Medical – Drugs – 0.7%
$9,570,000	Abbott Laboratories 2.7000%, 5/27/15	$9,786,167
7,475,000	Novartis Capital Corp. 1.9000%, 4/24/13	7,587,947
		17,374,114
Medical – HMO – 0.5%
2,065,000	UnitedHealth Group, Inc. 5.1250%, 11/15/10	2,095,004
2,866,000	UnitedHealth Group, Inc. 5.2500%, 3/15/11	2,940,751
8,156,000	WellPoint, Inc. 5.0000%, 1/15/11	8,315,189
		13,350,944
Medical Instruments – 0.4%
10,520,000	St Jude Medical, Inc. 2.2000%, 9/15/13	10,653,488
Medical Labs and Testing Services – 0.3%
3,184,000	Roche Holdings, Inc. 4.5000%, 3/1/12 (144A)	3,352,835
3,824,000	Roche Holdings, Inc. 5.0000%, 3/1/14 (144A)	4,241,887
		7,594,722
Medical Products – 0.5%
2,900,000	CareFusion Corp. 4.1250%, 8/1/12	3,029,334
1,435,000	Covidien International Finance S.A. 5.4500%, 10/15/12	1,565,297
7,135,000	Hospira, Inc. 5.5500%, 3/30/12	7,596,991
		12,191,622
Metal – Aluminum – 0%
1,145,000	Rio Tinto Alcan, Inc. 6.4500%, 3/15/11	1,184,848
Multimedia – 0.6%
1,432,000	COX Enterprises, Inc. 7.8750%, 9/15/10 (144A)	1,449,708
12,605,000	NBC Universal, Inc. 3.6500%, 4/30/15 (144A)	12,889,873
1,912,000	News America Holdings, Inc. 9.2500%, 2/1/13	2,251,382
		16,590,963
Non-Hazardous Waste Disposal – 0.3%
1,912,000	Allied Waste North America, Inc. 6.5000%, 11/15/10	1,950,884
7,002,000	Waste Management, Inc. 7.3750%, 8/1/10	7,032,711
		8,983,595
Office Automation and Equipment – 0.8%
3,295,000	Xerox Corp. 5.5000%, 5/15/12	3,512,309
14,315,000	Xerox Corp. 7.6250%, 6/15/13	14,565,798
1,066,000	Xerox Corp. 8.2500%, 5/15/14	1,249,508
		19,327,615
Oil Companies – Exploration and Production – 0.6%
$12,207,000	Forest Oil Corp. 8.0000%, 12/15/11	12,695,280
1,910,000	Range Resources Corp. 7.3750%, 7/15/13	1,929,100
955,000	Whiting Petroleum Corp. 7.2500%, 5/1/12	955,000
		15,579,380
Oil Companies – Integrated – 0.7%
4,780,000	Chevron Corp. 3.4500%, 3/3/12	4,981,831
2,389,000	ConocoPhillips 4.7500%, 2/1/14	2,627,329
9,965,000	Shell International Finance 1.8750%, 3/25/13	10,048,706
		17,657,866
Oil Refining and Marketing – 0.7%
9,607,000	Frontier Oil Corp. 6.6250%, 10/1/11	9,643,026
8,196,000	Valero Energy Corp. 6.8750%, 4/15/12	8,824,019
		18,467,045
Paper and Related Products – 0.6%
14,251,000	Georgia-Pacific LLC 8.1250%, 5/15/11	14,838,854
Pharmacy Services – 0.6%
14,305,000	Express Scripts, Inc. 5.2500%, 6/15/12	15,282,418
Pipelines – 3.1%
7,330,000	El Paso Corp. 7.0000%, 5/15/11	7,485,894
4,000,000	El Paso Corp. 7.3750%, 12/15/12	4,188,692
5,550,000	Energy Transfer Partners L.P. 5.6500%, 8/1/12	5,884,632
3,095,000	Enterprise Products Operating LLC 7.5000%, 2/1/11	3,188,203
14,648,000	Enterprise Products Operating LLC 4.6000%, 8/1/12	15,319,992
1,435,000	Kinder Morgan Energy Partners L.P. 7.5000%, 11/1/10	1,458,356
1,150,000	Kinder Morgan Energy Partners L.P. 6.7500%, 3/15/11	1,190,432
2,675,000	Kinder Morgan Energy Partners L.P. 5.8500%, 9/15/12	2,867,921
3,090,000	Kinder Morgan Energy Partners L.P. 5.0000%, 12/15/13	3,288,563
6,817,000	Kinder Morgan Finance Co. ULC 5.3500%, 1/5/11	6,851,085
14,144,000	Kinder Morgan, Inc. 6.5000%, 9/1/12	14,603,680
1,148,000	Oneok, Inc. 7.1250%, 4/15/11	1,198,715
10,735,000	Plains All American Pipeline L.P. 4.2500%, 9/1/12	11,215,466
		78,741,631
Property and Casualty Insurance – 0.1%
1,716,000	Chubb Corp. 5.2000%, 4/1/13	1,872,547

See Notes to Schedules of Investments and Financial Statements.

46 | JUNE 30, 2010

Schedule of Investments

As of June 30, 2010

Shares or Principal Amount		Value

Property Trust – 0.7%
$11,475,000	WEA Finance LLC/WCI Finance LLC 5.4000%, 10/1/12 (144A)	$12,162,708
5,530,000	Westfield Capital Corp., Ltd. 4.3750%, 11/15/10 (144A)	5,590,028
		17,752,736
Reinsurance – 1.9%
19,360,000	Berkshire Hathaway Finance Corp. 1.4000%, 2/10/12	19,460,440
4,780,000	Berkshire Hathaway Finance Corp. 4.0000%, 4/15/12	5,027,896
19,360,000	Berkshire Hathaway Finance Corp. 2.1250%, 2/11/13	19,766,056
3,156,000	Berkshire Hathaway Finance Corp. 4.6000%, 5/15/13	3,426,390
1,122,000	Berkshire Hathaway Finance Corp. 5.0000%, 8/15/13	1,232,074
		48,912,856
REIT – Health Care – 2.2%
4,300,000	HCP, Inc. 4.8750%, 9/15/10	4,320,730
7,650,000	HCP, Inc. 5.9500%, 9/15/11	7,930,334
13,694,000	HCP, Inc. 5.6250%, 2/28/13	14,362,145
5,736,000	HCP, Inc. 5.6500%, 12/15/13	6,052,082
9,517,000	Healthcare Realty Trust, Inc. 8.1250%, 5/1/11	9,945,389
5,480,000	Healthcare Realty Trust, Inc. 5.1250%, 4/1/14	5,695,506
8,535,000	Senior Housing Properties Trust 8.6250%, 1/15/12	8,833,725
		57,139,911
REIT – Hotels – 0.7%
18,765,000	Host Hotels & Resorts L.P. 7.1250%, 11/1/13	18,905,738
REIT – Office Property – 0.6%
14,413,000	Reckson Operating Partnership L.P. 5.1500%, 1/15/11	14,463,446
REIT – Regional Malls – 0.1%
1,398,000	Simon Property Group L.P. 4.8750%, 8/15/10	1,401,561
REIT – Shopping Centers – 0.2%
4,780,000	Equity One, Inc. 6.2500%, 12/15/14	4,982,820
REIT – Warehouse/Industry – 0.1%
2,870,000	ProLogis 5.2500%, 11/15/10	2,872,836
Retail – Building Products – 0.1%
1,814,000	Hewlett-Packard Co. 4.6250%, 8/15/10	1,821,109
Retail – Discount – 0.6%
1,000,000	Wal-Mart Stores, Inc. 3.2000%, 5/15/14	1,054,190
14,285,000	Wal-Mart Stores, Inc. 2.2500%, 7/8/15	14,242,859
		15,297,049
Retail – Major Department Stores – 0.1%
$2,240,000	Nordstrom, Inc. 6.7500%, 6/1/14	2,603,039
Retail – Office Supplies – 0.1%
2,389,000	Staples, Inc. 7.7500%, 4/1/11	2,496,682
Retail – Regional Department Stores – 1.0%
2,867,000	JC Penney Corp., Inc. 9.0000%, 8/1/12	3,157,284
21,265,000	Macy’s Retail Holdings, Inc. 6.6250%, 4/1/11	21,716,881
		24,874,165
Retail – Restaurants – 0.8%
11,787,000	Brinker International 5.7500%, 6/1/14	12,374,523
2,001,000	Darden Restaurants, Inc. 4.8750%, 8/15/10	2,004,232
5,286,000	Darden Restaurants, Inc. 5.6250%, 10/15/12	5,744,074
		20,122,829
Rubber – Tires – 0.3%
7,170,000	Goodyear Tire & Rubber Co. 7.8570%, 8/15/11	7,403,025
Steel – Producers – 0.2%
4,672,000	ArcelorMittal 5.3750%, 6/1/13	4,913,542
Super-Regional Banks – 0.8%
7,650,000	Bank One Corp. 5.9000%, 11/15/11	8,039,209
1,627,000	Wells Fargo & Co. 4.6250%, 8/9/10	1,633,526
580,000	Wells Fargo & Co. 6.4500%, 2/1/11	596,558
383,000	Wells Fargo & Co. 5.3000%, 8/26/11	397,806
8,605,000	Wells Fargo & Co. 4.9500%, 10/16/13	9,152,107
		19,819,206
Telecommunication Services – 0.9%
19,123,000	Qwest Corp. 8.8750%, 3/15/12	20,509,418
1,337,000	Verizon Communications, Inc. 7.2500%, 12/1/10	1,373,179
		21,882,597
Telephone – Integrated – 1.2%
1,435,000	AT&T, Inc. 5.8750%, 8/15/12	1,565,697
1,052,000	AT&T, Inc. 4.9500%, 1/15/13	1,141,923
27,200,000	Sprint Capital Corp. 7.6250%, 1/30/11	27,676,000
		30,383,620

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 47

Janus Short-Term Bond Fund

Schedule of Investments

As of June 30, 2010

Shares or Principal Amount		Value

Television – 0.1%
$1,476,000	CBS Corp. 6.6250%, 5/15/11	$1,538,382
1,435,000	CBS Corp. 8.2000%, 5/15/14	1,691,750
		3,230,132
Textile – Home Furnishings – 0%
955,000	Mohawk Industries, Inc. 6.5000%, 1/15/11	964,550
Tobacco – 0.1%
1,529,000	Philip Morris International, Inc. 4.8750%, 5/16/13	1,653,658
Transportation – Railroad – 0.2%
2,235,000	Canadian Pacific Railway Co. 6.2500%, 10/15/11	2,382,624
2,679,000	Union Pacific Corp. 5.4500%, 1/31/13	2,929,422
		5,312,046
Transportation – Services – 0.1%
959,000	Fedex Corp. 7.3750%, 1/15/14	1,120,262
2,259,000	United Parcel Service, Inc. 3.8750%, 4/1/14	2,430,198
		3,550,460

Total Corporate Bonds (cost $1,351,998,731)		1,384,103,385

U.S. Treasury Notes/Bonds – 41.5%
	U.S. Treasury Notes/Bonds:
17,500,000	0.8750%, 3/31/11	17,573,833
175,192,000	1.1250%, 6/30/11	176,458,112
53,220,000	1.0000%, 7/31/11	53,552,625
20,966,000	1.0000%, 8/31/11	21,101,944
2,840,000	1.7500%, 11/15/11	2,890,254
140,560,000	0.7500%, 11/30/11	141,087,099
375,000	1.1250%, 1/15/12	378,560
225,547,000	0.8750%, 1/31/12	226,745,105
91,075,000	0.8750%, 2/29/12	91,562,251
35,010,000	1.0000%, 3/31/12	35,275,376
34,555,000	1.0000%, 4/30/12	34,814,163
74,655,000	0.7500%, 5/31/12	74,870,753
357,000	1.8750%, 6/15/12	365,814
65,196,000	1.7500%, 4/15/13	66,677,905
106,620,000	1.3750%, 5/15/13	107,919,698
3,700,000	2.5000%, 3/31/15	3,834,125

Total U.S. Treasury Notes/Bonds (cost $1,048,575,255)		1,055,107,617

Short-Term Taxable Variable Rate Demand Note – 0%
1,142,425	California Infrastructure & Economic Development Bank Industrial Revenue Series B, 0.9500%, 4/1/24 (amortized cost $1,142,425)‡	1,142,425

Money Market – 2.3%
57,433,811	Janus Cash Liquidity Fund LLC, 0% (cost $57,433,811)	57,433,811

Total Investments (total cost $2,490,889,798) – 99.4%		2,528,879,967

Cash, Receivables and Other Assets, net of Liabilities – 0.6%		15,767,647

Net Assets – 100%		$2,544,647,614

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$57,717,308	2.3%
Belgium	401,776	0.0%
Canada	22,482,358	0.9%
Cayman Islands	12,729,475	0.5%
Luxembourg	33,989,495	1.4%
Netherlands	12,963,848	0.5%
New Zealand	16,211,369	0.6%
Singapore	19,275,869	0.8%
Sweden	10,859,987	0.4%
Switzerland	4,457,547	0.2%
United Kingdom	6,019,287	0.2%
United States††	2,331,771,648	92.2%

Total	$2,528,879,967	100.0%

††	Includes Cash Equivalents (89.9% excluding Cash Equivalents)

See Notes to Schedules of Investments and Financial Statements.

48 | JUNE 30, 2010

Janus Money Market Funds (unaudited)

Co-Portfolio Manager
Janus Money Market Fund	Eric Thorderson
Average Annual Total Return	Co-Portfolio Manager
For the Periods Ended June 30, 2010	David Spilsted

Class D Shares
Since Inception (February 16, 2010)	0.00%
Class T Shares
Eight-Month Fiscal Period Ended 6/30/10	0.00%
1 Year	0.01%
5 Year	2.64%
10 Year	2.42%
Since Inception (February 14, 1995)	3.39%

Seven-Day Current Yield
Class D Shares
With Reimbursement	0.0000%
Without Reimbursement	0.0000%
Class T Shares
With Reimbursement	0.0000%
Without Reimbursement	0.0000%

Expense Ratio
Per the February 16, 2010 prospectus

Class D Shares
Total Annual Fund Operating Expenses	0.69%
Class T Shares
Total Annual Fund Operating Expenses	0.71%

Co-Portfolio Manager
Janus Government Money Market Fund	Eric Thorderson
Average Annual Total Return	Co-Portfolio Manager
For the Periods Ended June 30, 2010	David Spilsted

Class D Shares
Since Inception (February 16, 2010)	0.01%
Class T Shares
Eight-Month Fiscal Period Ended 6/30/10	0.02%
1 Year	0.02%
5 Year	2.52%
10 Year	2.33%
Since Inception (February 14, 1995)	3.29%

Seven-Day Current Yield
Class D Shares
With Reimbursement	0.0000%
Without Reimbursement	0.0000%
Class T Shares
With Reimbursement	0.0000%
Without Reimbursement	0.0000%

Expense Ratio
Per the February 16, 2010 prospectus

Class D Shares
Total Annual Fund Operating Expenses	0.69%
Class T Shares
Total Annual Fund Operating Expenses	0.71%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Janus Capital has agreed to waive one-half of its advisory fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns shown include fee waivers, if any, and without such waivers, the Fund’s yields and total returns would have been lower. Janus Capital may also voluntarily waive additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital.

Included in the Total Annual Fund Operating Expenses is an administration fee of 0. 46% for Class D Shares and 0.48% for Class T Shares of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

Expense information shown reflects estimated annualized expenses that the share class of the Fund expects to incur during the fiscal year. Detailed information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Effective February 16, 2010, the Fund’s Class J Shares were renamed Class T Shares.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different.

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of the Fund than the total return.

See Notes to Schedules of Investments and Financial Statements.

See “Explanations of Charts, Tables and Financial Statements.”

Janus Bond & Money Market Funds | 49

Janus Money Market Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example – Class D Shares	(2/16/10)	(6/30/10)	(2/16/10 - 6/30/10)*

Actual	$1,000.00	$1,000.00	$0.89

Hypothetical (5% return before expenses)	$1,000.00	$1,023.60	$1.20

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example – Class T Shares**	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,000.00	$1.14

Hypothetical (5% return before expenses)	$1,000.00	$1,023.65	$1.15

*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to June 30, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.24% for Class D Shares multiplied by the average account value over the period, multiplied by 135/365 (to reflect the period); however, hypothetical expenses are multiplied by 181/365 (to reflect a one-half year period). Expenses include effect of voluntary waivers by Janus Capital.
**	Formerly named Class J Shares.
†	Expenses are equal to the annualized expense ratio of 0.23% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of voluntary waivers by Janus Capital.

Janus Government Money Market Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example – Class D Shares	(2/16/10)	(6/30/10)	(2/16/10 - 6/30/10)*

Actual	$1,000.00	$1,000.10	$0.96

Hypothetical (5% return before expenses)	$1,000.00	$1,023.51	$1.30

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example – Class T Shares**	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,000.10	$1.19

Hypothetical (5% return before expenses)	$1,000.00	$1,023.60	$1.20

*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to June 30, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.26% for Class D Shares multiplied by the average account value over the period, multiplied by 135/365 (to reflect the period); however, hypothetical expenses are multiplied by 181/365 (to reflect a one-half year period). Expenses include effect of voluntary waivers by Janus Capital.
**	Formerly named Class J Shares.
†	Expenses are equal to the annualized expense ratio of 0.24% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of voluntary waivers by Janus Capital.

50 | JUNE 30, 2010

Janus Money Market Fund

Schedule of Investments

As of June 30, 2010

Principal Amount		Value

Repurchase Agreements – 53.2%
$200,000,000	BNP Paribas Securities Corp. 0.0300%, dated 6/30/10 maturing 7/1/10 to be repurchased at $200,000,167 collateralized by $357,915,566 in U.S. Government Agencies 2.6190% – 6.2050% 6/1/34 – 5/1/40 with a value of $204,000,000	$200,000,000
150,000,000	Goldman Sachs & Co. 0.0300%, dated 6/30/10 maturing 7/1/10 to be repurchased at $150,000,125 collateralized by $288,673,503 in U.S. Government Agencies 0.0000% – 7.5000% 5/1/13 – 5/1/50 with a value of $153,000,000	150,000,000
100,000,000	HSBC Securities (USA), Inc. 0.0500%, dated 6/30/10 maturing 7/1/10 to be repurchased at $100,000,139 collateralized by $272,323,826 in U.S. Government Agencies 4.5000% – 7.0000% 9/1/18 – 3/1/36 with a value of $102,000,864	100,000,000
200,000,000	ING Financial Markets LLC 0.0300%, dated 6/30/10 maturing 7/1/10 to be repurchased at $200,000,167 collateralized by $2,096,765,325 in U.S. Government Agencies 0.0000% – 20.2941% 3/25/12 – 11/25/49 with a value of $204,000,223	200,000,000
96,500,000	RBC Capital Markets Corp. 0.1000%, dated 6/30/10 maturing 7/1/10 to be repurchased at $96,500,268 collateralized by $134,719,740 in U.S. Government Agencies 0.0000% – 10.0000% 10/15/19 – 6/1/40 with a value of $98,430,000	96,500,000

Total Repurchase Agreements (amortized cost $746,500,000)		746,500,000

U.S. Government Agency Notes – 25.4%
	Army & Air Force Exchange Services:
25,000,000	0.3700%, 7/12/10ß	25,000,000
10,000,000	0.3700%, 7/19/10ß	10,000,000
30,000,000	0.3700%, 7/21/10ß	30,000,000
	Fannie Mae:
5,000,000	0.1800%, 7/12/10	4,999,725
6,000,000	0.1700%, 7/21/10	5,999,450
5,000,000	0.1800%, 7/28/10	4,999,344
20,000,000	0.2100%, 8/2/10	19,996,213
10,000,000	0.2500%, 9/20/10	9,994,295
10,000,000	0.2000%, 10/1/10	9,994,818
10,000,000	0.2200%, 10/20/10	9,993,018
$5,000,000	0.2700%, 11/3/10	4,995,312
10,000,000	0.2500%, 11/8/10	9,991,029
10,000,000	0.2500%, 11/15/10	9,990,485
10,000,000	0.2700%, 12/1/10	9,988,378
10,000,000	0.3100%, 12/20/10	9,984,980
	Federal Home Loan Bank System:
10,000,000	0.1800%, 8/6/10	9,998,175
5,000,000	0.2100%, 8/18/10	4,998,607
20,000,000	0.1800%, 9/24/10	19,991,500
10,000,000	0.2900%, 11/5/10	9,989,804
	Freddie Mac:
5,000,000	0.1800%, 7/27/10	4,999,345
5,000,000	0.2000%, 8/9/10	4,998,901
10,000,000	0.2100%, 8/16/10	9,997,293
20,000,000	0.2400%, 8/18/10	19,993,509
20,000,000	0.2100%, 9/8/10	19,991,448
10,000,000	0.3000%, 10/4/10	9,992,104
10,000,000	0.2700%, 10/25/10	9,991,178
10,000,000	0.2600%, 11/16/10	9,989,894
10,000,000	0.2600%, 11/22/10	9,989,518
10,000,000	0.2700%, 11/29/10	9,988,517
10,000,000	0.2900%, 12/6/10	9,987,317
5,329,000	0.2800%, 12/15/10	5,322,078
10,000,000	0.3100%, 1/10/11	9,983,148

Total U.S. Government Agency Notes (amortized cost $356,129,383)		356,129,383

Variable Rate Demand Notes – 21.3%
620,000	Arapahoe County, Colorado, Industrial Development Revenue, (Cottrell) Series B, 0.8000%, 10/1/19	620,000
30,000,000	Bank of America Securities LLC 0.2600%, 7/1/10	30,000,000
4,635,000	Brattlebro Retreat 0.4000%, 1/1/36	4,635,000
4,000,000	Breckenridge Terrace LLC 0.3500%, 5/1/39	4,000,000
14,980,000	Breckenridge Terrace LLC 0.3500%, 5/1/39	14,980,000
3,050,000	BreRiley Fam/Eagle LK & LEX 0.4000%, 9/1/33	3,050,000
800,000	California Infrastructure and Economic Development, 0.6000%, 7/1/33	800,000
1,170,000	Capital Markets Access 0.4400%, 7/1/25	1,170,000
5,700,000	Colorado Housing Facilities Revenue (Tenderfoot Seasonal Housing LLC) Series A, 0.3500%, 7/1/35	5,700,000
7,130,000	Crozer-Keystone Health Systems 1.0000%, 12/15/21	7,130,000
6,455,000	Danville-Pittsylvania, Virginia Facility Revenue, (Cane Creek Project) 0.4000%, 1/1/26	6,455,000
9,100,000	Eagle County, Colorado Housing Facility Revenue, (BC Housing LLC Project) Series A, 0.3500%, 6/1/27	9,100,000
8,000,000	Eagle County, Colorado Housing Facility Revenue, (BC Housing LLC Project) Series A, 0.3500%, 5/1/39	8,000,000
11,995,000	Eskaton Properties, Inc. 1.0000%, 12/1/37	11,995,000

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 51

Janus Money Market Fund

Schedule of Investments

As of June 30, 2010

Principal Amount		Value

Variable Rate Demand Notes – (continued)
$4,785,000	FJM Properties-Wilmar 0.4500%, 10/1/24	$4,785,000
15,130,000	HHH Supply and Investment Co. 0.3500%, 7/1/29	15,130,000
5,620,000	Hunter’s Ridge, South Point 0.3500%, 6/1/25	5,620,000
4,650,000	J-J Properties LLC 0.3500%, 7/1/35	4,650,000
740,000	Kentucky Economic Development Finance Authority, 1.0000%, 11/1/15	740,000
2,570,000	Lone Tree Building Authority 1.4500%, 12/1/17	2,570,000
9,000,000	Louisiana Local Government Environmental Facilities 0.2000%, 7/1/47	9,000,000
3,500,000	Lowell Family LLC 0.4500%, 4/1/30	3,500,000
6,000,000	Massachusetts State Health and Educational Facilities 0.1800%, 10/1/29	6,000,000
10,000,000	Massachusetts State Health and Educational Facilities 0.1800%, 10/1/42	10,000,000
6,115,000	Mississippi Business Finance Corp. 0.4500%, 12/1/39	6,115,000
6,040,000	Monongallia Health Systems 0.3700%, 7/1/40	6,040,000
160,000	Phoenix, Illinois Realty Special Account Multifamily Revenue, (Brightons Mark) 0.5000%, 4/1/20	160,000
300,000	Saint Joseph, Missouri Industrial Development Authority Revenue (Albaugh, Inc. Project) Series B, 0.7000%, 11/1/19	300,000
4,695,000	Springfield, Tennessee, Health and Educational Facilities Revenue Series A, 0.4000%, 6/1/26	4,695,000
2,600,000	Tift County, Georgia Development Authority, (Heatcraft), Series A 0.4000%, 2/1/18	2,600,000
3,960,000	Timber Ridge County Affordable Housing Corp., Series 2003 0.3500%, 12/1/32	3,960,000
25,000,000	Tuscaloosa County, Alabama, Industrial Development Gulf Opportunity Zone (Revenue Bonds) 0.4400%, 3/1/28	25,000,000
45,000,000	Tuscaloosa County, Alabama, Industrial Development Gulf Opportunity Zone (Revenue Bonds) 0.4400%, 4/1/39	45,000,000
100,000	Union City, Tennessee Industrial Development Board (Cobank LLC Project) 0.6000%, 1/1/25	100,000
1,910,000	Volunteers of America, Alabama 0.4000%, 8/1/23	1,910,000
9,475,000	Washington Road Properties 0.4000%, 12/1/26	9,475,000
$24,500,000	Washington State Higher Education Facilities, 0.2500%, 10/1/30	24,500,000

Total Variable Rate Demand Notes (amortized cost $299,485,000)		299,485,000

Total Investments (total amortized cost $1,402,114,383) – 99.9%		1,402,114,383

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		1,181,035

Net Assets – 100%		$1,403,295,418

See Notes to Schedules of Investments and Financial Statements.

52 | JUNE 30, 2010

Janus Government Money Market Fund

Schedule of Investments

As of June 30, 2010

Principal Amount		Value

Repurchase Agreements – 40.8%
$30,700,000	Credit Suisse Securities (USA) LLC 0.0500%, dated 6/30/10 maturing 7/1/10 to be repurchased at $30,700,043 collateralized by $31,074,450 in U.S. Government Agencies 4.0000% – 4.5000%, 6/15/25 with a value of $31,315,878	$30,700,000
50,000,000	HSBC Securities (USA), Inc. 0.0500%, dated 6/30/10 maturing 7/1/10 to be repurchased at $50,000,069 collateralized by $136,161,913 in U.S. Government Agencies 4.0000% – 7.0000%, 9/1/18 – 3/1/36 with a value of $51,000,432	50,000,000
7,600,000	RBC Capital Markets Corp. 0.1000%, dated 6/30/10 maturing 7/1/10 to be repurchased at $7,600,021 collateralized by $10,610,052 in U.S. Government Agencies 0.0000% – 10.0000% 10/15/19 – 6/1/40 with a value of $7,752,000	7,600,000

Total Repurchase Agreements (amortized cost $88,300,000)		88,300,000

U.S. Government Agency Notes – 33.8%
	Army & Air Force Exchange Services:
5,000,000	0.3700%, 7/9/10ß	5,000,000
5,000,000	0.3700%, 7/21/10ß	5,000,000
	Fannie Mae:
5,000,000	0.1800%, 7/28/10	4,999,343
5,000,000	0.2100%, 8/2/10	4,999,053
5,000,000	0.2500%, 9/20/10	4,997,148
5,000,000	0.2000%, 10/1/10	4,997,409
4,150,000	0.2700%, 11/3/10	4,146,109
5,000,000	0.2500%, 11/8/10	4,995,515
	Federal Home Loan Bank System:
5,000,000	0.1800%, 9/24/10	4,997,875
2,765,000	0.2800%, 12/1/10	2,761,768
	Freddie Mac:
3,000,000	0.1800%, 7/27/10	2,999,607
5,000,000	0.2100%, 8/16/10	4,998,647
5,000,000	0.2400%, 8/18/10	4,998,377
5,000,000	0.2100%, 9/8/10	4,997,862
3,155,000	0.2600%, 11/16/10	3,151,812
5,000,000	0.2900%, 12/6/10	4,993,658

Total U.S. Government Agency Notes (amortized cost $73,034,183)		73,034,183

U.S. Government Agency Variable Note – 3.1%
6,711,307	Federal Home Loan Bank System 0.3000%, 1/15/42 (amortized cost $6,711,307)	6,711,307

Variable Rate Demand Notes – 22.1%
$1,380,000	A.E. Realty LLC, Series 2003 0.4400%, 10/1/23	1,380,000
95,000	Anaheim, California Housing Authority Multifamily Housing Revenue (Cobblestone), 0.4200%, 3/15/33	95,000
95,000	Anaheim, California Housing Authority Multifamily Housing Revenue (Cobblestone), 0.4200%, 7/15/33	95,000
25,000	California Statewide Communities Development Authority 0.4200%, 3/15/33	25,000
4,120,000	Cunat Capital Corp. 0.3500%, 4/1/36	4,120,000
9,000,000	Cypress Bend Real Estate Development LLC, 0.4400%, 4/1/33	9,000,000
6,260,000	Florida Housing Financial Corp. Multifamily Revenue, (Stone Harbor Apartments) Series K, 0.3200%, 7/15/36	6,260,000
1,780,000	GMC Financing LLC 0.5000%, 6/1/30	1,780,000
3,300,000	Indian Hills Country Club, Series 2010-A 0.4900%, 3/1/30	3,300,000
3,110,000	Johnson Capital Management LLC 0.5000%, 6/1/47	3,110,000
115,000	Lakeshore Professional Properties LLC 0.5000%, 7/1/45	115,000
1,000,000	Maryland State Community Development Administration Multifamily Development (Crusader-D), 0.2400%, 2/1/41	1,000,000
4,835,000	Mississippi Business Finance Corp. Mississippi Revenue (John Fayard) Series A 0.4000%, 3/1/29	4,835,000
4,980,000	Mississippi Business Finance Corp. Mississippi Revenue (John Fayard) Series B 0.4000%, 3/1/29	4,980,000
2,065,000	New York City Housing Development Corp. Multifamily Revenue (Aldus St. Apartments), Series A 0.2500%, 6/15/37	2,065,000
500,000	Sacramento California Redevelopment Agency, 0.4200%, 1/15/36	500,000
350,000	Shepherd Capital LLC 0.5000%, 10/1/53	350,000
4,695,000	Tyler Enterprises LLC 0.4400%, 10/1/22	4,695,000

Total Variable Rate Demand Notes (amortized cost $47,705,000)		47,705,000

Total Investments (total amortized cost $215,750,490) – 99.8%		215,750,490

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		441,890

Net Assets – 100%		$216,192,380

See Notes to Schedules of Investments and Financial Statements.

Janus Bond & Money Market Funds | 53

Statements of Assets and Liabilities - Bond Funds

As of June 30, 2010	Janus Flexible		Janus Short-Term
(all numbers in thousands except net asset value per share)	Bond Fund	Janus High-Yield Fund	Bond Fund

Assets:
Investments at cost	$2,578,973	$1,147,221	$2,490,890
Unaffiliated investments at value	$2,572,504	$1,146,915	$2,471,446
Affiliated money market investments	120,250	56,652	57,434
Cash	1,189	1,178	420
Receivables:
Investments sold	-	1,156	-
Fund shares sold	18,282	1,237	14,537
Dividends	18	9	9
Interest	28,240	23,092	19,584
Non-interested Trustees’ deferred compensation	72	32	67
Other assets	2	383	1
Total Assets	2,740,557	1,230,654	2,563,498
Liabilities:
Payables:
Investments purchased	6,876	12,727	14,241
Fund shares repurchased	28,214	3,639	3,052
Dividends and distributions	598	531	39
Advisory fees	703	565	952
Administrative fees - Class D Shares	64	27	22
Administrative fees - Class R Shares	1	-	N/A
Administrative fees - Class S Shares	13	1	1
Administrative fees - Class T Shares(1)	126	143	387
Distribution fees and shareholder servicing fees - Class A Shares	64	22	24
Distribution fees and shareholder servicing fees - Class C Shares	187	56	50
Distribution fees and shareholder servicing fees - Class R Shares	2	-	N/A
Distribution fees and shareholder servicing fees - Class S Shares	13	1	1
Networking fees - Class A Shares	6	2	-
Networking fees - Class C Shares	28	5	-
Networking fees - Class I Shares	86	-	-
Non-interested Trustees’ fees and expenses	9	5	5
Non-interested Trustees’ deferred compensation fees	72	32	67
Accrued expenses and other payables	106	90	9
Total Liabilities	37,168	17,846	18,850
Net Assets	$2,703,389	$1,212,808	$2,544,648

54 | June 30, 2010

See footnotes at the end of the Statements.

See Notes to Financial Statements.

Statements of Assets and Liabilities - Bond Funds (continued)

As of June 30, 2010	Janus Flexible		Janus Short-Term
(all numbers in thousands except net asset value per share)	Bond Fund	Janus High-Yield Fund	Bond Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$2,532,509	$1,247,116	$2,495,644
Undistributed net investment income/(loss)*	871	1,008	(91)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	56,237	(91,658)	11,113
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	113,772	56,342	37,982
Total Net Assets	$2,703,389	$1,212,808	$2,544,648
Net Assets - Class A Shares	$324,085	$109,096	$121,254
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30,282	12,912	39,239
Net Asset Value Per Share(2)	$10.70	$8.45	$3.09
Maximum Offering Price Per Share(3)	$11.23	$8.87	$3.17
Net Assets - Class C Shares	$236,850	$68,485	$63,030
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	22,129	8,103	20,433
Net Asset Value Per Share(2)	$10.70	$8.45	$3.08
Net Assets - Class D Shares	$665,736	$247,945	$227,147
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	62,204	29,352	73,470
Net Asset Value Per Share	$10.70	$8.45	$3.09
Net Assets - Class I Shares	$767,784	$73,042	$171,201
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	71,741	8,642	55,460
Net Asset Value Per Share	$10.70	$8.45	$3.09
Net Assets - Class R Shares	$5,582	$876	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	522	104	N/A
Net Asset Value Per Share	$10.70	$8.45	N/A
Net Assets - Class S Shares	$61,541	$6,354	$5,145
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,749	751	1,669
Net Asset Value Per Share	$10.71	$8.47	$3.08
Net Assets - Class T Shares(1)	$641,811	$707,010	$1,956,871
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	59,968	83,692	632,980
Net Asset Value Per Share	$10.70	$8.45	$3.09

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Class J Shares.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/95.25 of net asset value for Janus Flexible Bond Fund and Janus High-Yield Fund and 100/97.50 of net asset value for Janus Short-Term Bond Fund.

Janus Bond & Money Market Funds | 55

See Notes to Financial Statements.

Statements of Operations - Bond Funds

	Janus Flexible		Janus		Janus
For the eight-month fiscal period ended June 30, 2010 and the fiscal year ended October 31	Bond Fund		High-Yield Fund		Short-Term Bond Fund
(all numbers in thousands)	2010(1)	2009	2010(1)	2009	2010(1)	2009

Investment Income:
Interest	$73,957	$56,583	$71,337	$81,300	$42,686	$24,896
Dividends	-	-	453	181	-	-
Dividends from affiliates	86	107	39	135	72	96
Fee Income	-	-	89	176	59	-
Total Investment Income	74,043	56,690	71,918	81,792	42,817	24,992
Expenses:
Advisory fees	6,364	5,220	4,481	3,698	7,361	3,524
Transfer agent fees and expenses	138	332	59	164	63	134
Registration fees	122	185	106	112	181	149
Custodian fees	18	34	9	21	16	17
Audit fees	38	9	36	10	26	28
Non-interested Trustees’ fees and expenses	36	35	19	15	29	15
Administrative fees - Class D Shares	279	N/A	108	N/A	98	N/A
Administrative fees - Class R Shares	8	2	2	1	N/A	N/A
Administrative fees - Class S Shares	110	55	11	4	8	2
Administrative fees - Class T Shares(2)	1,148	1,572	1,265	1,181	2,621	1,172
Distribution fees and shareholder servicing fees - Class A Shares	441	177	164	61	137	15
Distribution fees and shareholder servicing fees - Class C Shares	1,240	444	432	165	284	29
Distribution fees and shareholder servicing fees - Class R Shares	16	4	4	1	N/A	N/A
Distribution fees and shareholder servicing fees - Class S Shares	110	55	11	4	8	2
Administrative, networking and omnibus fees - Class A Shares	94	40	32	10	-	-
Administrative, networking and omnibus fees - Class C Shares	132	40	28	7	-	-
Administrative, networking and omnibus fees - Class I Shares	565	1	6	-	-	-
Other expenses	349	274	164	239	216	177
Non-recurring costs (Note 4)	-	-	-	-	-	-
Cost assumed by Janus Capital Management LLC (Note 4)	-	-	-	-	-	-
Total Expenses	11,208	8,479	6,937	5,693	11,048	5,264
Expense and Fee Offset	(5)	(6)	-	(1)	(2)	(12)
Net Expenses	11,203	8,473	6,937	5,692	11,046	5,252
Less: Excess Expense Reimbursement	(180)	(7)	-	-	(570)	(915)
Net Expenses after Expense Reimbursement	11,023	8,466	6,937	5,692	10,476	4,337
Net Investment Income/(Loss)	63,020	48,224	64,981	76,100	32,341	20,655
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	58,802	33,784	39,221	(42,414)	11,715	5,043
Net realized gain/(loss) from futures contracts	(1,919)	-	-	-	(657)	-
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	21,070	125,978	(19,092)	171,845	5,322	32,492
Net Gain/(Loss) on Investments	77,953	159,762	20,129	129,431	16,380	37,535
Net Increase/(Decrease) in Net Assets Resulting from Operations	$140,973	$207,986	$85,110	$205,531	$48,721	$58,190

(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Formerly named Class J Shares.

56 | June 30, 2010

See Notes to Financial Statements.

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Janus Bond & Money Market Funds | 57

Statements of Changes in Net Assets - Bond Funds

For the eight-month fiscal period ended June 30, 2010	Janus Flexible			Janus			Janus Short-Term
and each fiscal year ended October 31	Bond Fund			High-Yield Fund			Bond Fund
(all numbers in thousands)	2010(1)	2009	2008	2010(1)	2009	2008	2010(1)	2009	2008

Operations:
Net investment income/(loss)	$63,020	$48,224	$36,955	$64,981	$76,100	$42,195	$32,341	$20,655	$6,779
Net realized gain/(loss) from investment and foreign currency transactions	58,802	33,784	5,173	39,221	(42,414)	(61,623)	11,715	5,043	(1,616)
Net realized gain/(loss) from futures contracts	(1,919)	-	-	-	-	-	(657)	-	-
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	21,070	125,978	(39,708)	(19,092)	171,845	(87,723)	5,322	32,492	11
Net Increase/(Decrease) in Net Assets Resulting from Operations	140,973	207,986	2,420	85,110	205,531	(107,151)	48,721	58,190	5,174
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(7,137)	(3,018)	N/A	(5,425)	(2,470)	N/A	(1,307)	(171)	N/A
Class C Shares	(4,268)	(1,552)	N/A	(3,401)	(1,539)	N/A	(465)	(61)	N/A
Class D Shares	(9,498)	N/A	N/A	(7,450)	N/A	N/A	(1,952)	N/A	N/A
Class I Shares	(17,175)	(2,987)	N/A	(2,418)	(499)	N/A	(2,008)	(86)	N/A
Class R Shares	(112)	(33)	N/A	(57)	(28)	N/A	N/A	N/A	N/A
Class S Shares	(1,719)	(877)	N/A	(364)	(161)	N/A	(72)	(22)	N/A
Class T Shares(2)	(23,412)	(39,850)	(37,243)	(45,737)	(71,629)	(42,198)	(26,629)	(20,188)	(6,781)
Net realized gain/(loss) from investment transactions*
Class A Shares	(1,373)	-	N/A	-	-	N/A	(14)	-	N/A
Class C Shares	(988)	-	N/A	-	-	N/A	(8)	-	N/A
Class D Shares	-	N/A	N/A	-	N/A	N/A	-	N/A	N/A
Class I Shares	(2,818)	-	N/A	-	-	N/A	(21)	-	N/A
Class R Shares	(19)	-	N/A	-	-	N/A	N/A	N/A	N/A
Class S Shares	(409)	-	N/A	-	-	N/A	(1)	-	N/A
Class T Shares(2)	(6,281)	-	-	-	-	-	(361)	-	-
Net (Decrease) from Dividends and Distributions	(75,209)	(48,317)	(37,243)	(64,852)	(76,326)	(42,198)	(32,838)	(20,528)	(6,781)
Capital Share Transactions:
Shares sold
Class A Shares	144,388	99,964	N/A	46,880	32,160	N/A	101,295	44,791	N/A
Class C Shares	102,952	58,100	N/A	18,069	23,589	N/A	44,192	23,813	N/A
Class D Shares	72,155	N/A	N/A	19,497	N/A	N/A	31,219	N/A	N/A
Class I Shares	410,024	307,620	N/A	62,691	15,328	N/A	149,306	71,096	N/A
Class R Shares	3,450	1,990	N/A	792	43	N/A	N/A	N/A	N/A
Class S Shares	30,833	23,950	N/A	3,284	2,904	N/A	4,829	6,819	N/A
Class T Shares(2)	331,547	466,061	338,947	281,066	467,613	105,767	1,355,753	1,260,160	123,263
Shares issued in connection with restructuring (Note 9)
Class D Shares	612,047	N/A	N/A	251,932	N/A	N/A	233,703	N/A	N/A

58 | June 30, 2010

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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59

Janus Bond & Money Market Funds | 59

Statements of Changes in Net Assets - Bond Funds (continued)

For the eight-month fiscal period ended June 30, 2010	Janus Flexible			Janus			Janus Short-Term
and each fiscal year ended October 31	Bond Fund			High-Yield Fund			Bond Fund
(all numbers in thousands)	2010(1)	2009	2008	2010(1)	2009	2008	2010(1)	2009	2008

Shares issued in connection with acquisition (Note 10)
Class A Shares	N/A	182,146	N/A	N/A	55,786	N/A	N/A	N/A	N/A
Class C Shares	N/A	107,892	N/A	N/A	36,350	N/A	N/A	N/A	N/A
Class I Shares	N/A	140,078	N/A	N/A	11,556	N/A	N/A	N/A	N/A
Class R Shares	N/A	1,321	N/A	N/A	879	N/A	N/A	N/A	N/A
Class S Shares	N/A	58,255	N/A	N/A	3,581	N/A	N/A	N/A	N/A
Redemption fees
Class D Shares	N/A	N/A	N/A	23	-	N/A	N/A	N/A	N/A
Class I Shares	N/A	N/A	N/A	15	-	N/A	N/A	N/A	N/A
Class R Shares	N/A	N/A	N/A	-	-	N/A	N/A	N/A	N/A
Class S Shares	N/A	N/A	N/A	3	5	N/A	N/A	N/A	N/A
Class T Shares(2)	N/A	N/A	N/A	242	346	122	N/A	N/A	N/A
Reinvested dividends and distributions
Class A Shares	7,288	2,200	N/A	4,512	2,021	N/A	1,009	78	N/A
Class C Shares	2,901	824	N/A	2,575	1,114	N/A	321	42	N/A
Class D Shares	9,790	N/A	N/A	6,961	N/A	N/A	2,146	N/A	N/A
Class I Shares	16,901	2,842	N/A	1,833	441	N/A	510	17	N/A
Class R Shares	107	26	N/A	53	28	N/A	N/A	N/A	N/A
Class S Shares	2,080	858	N/A	302	117	N/A	46	8	N/A
Class T Shares(2)	27,379	37,151	34,700	42,793	66,465	38,520	26,270	18,905	6,546
Shares repurchased
Class A Shares	(66,349)	(65,835)	N/A	(28,650)	(13,009)	N/A	(25,340)	(1,492)	N/A
Class C Shares	(35,877)	(13,725)	N/A	(15,111)	(5,010)	N/A	(5,388)	(409)	N/A
Class D Shares	(44,865)	N/A	N/A	(35,156)	N/A	N/A	(40,679)	N/A	N/A
Class I Shares	(130,104)	(11,062)	N/A	(14,528)	(6,688)	N/A	(49,343)	(1,535)	N/A
Class R Shares	(1,233)	(367)	N/A	(967)	-	N/A	N/A	N/A	N/A
Class S Shares	(43,602)	(17,691)	N/A	(3,197)	(1,170)	N/A	(4,317)	(2,318)	N/A
Class T Shares(2)	(207,784)	(277,166)	(357,857)	(258,347)	(148,029)	(205,646)	(417,066)	(335,458)	(69,021)
Shares reorganized in connection with restructuring (Note 9)
Class T Shares(2)	(612,047)	N/A	N/A	(251,932)	N/A	N/A	(233,703)	N/A	N/A
Net Increase/(Decrease) from Capital Share Transactions	631,981	1,105,432	15,790	135,635	546,420	(61,237)	1,174,763	1,084,517	60,788
Net Increase/(Decrease) in Net Assets	697,745	1,265,101	(19,033)	155,893	675,625	(210,586)	1,190,646	1,122,179	59,181
Net Assets:
Beginning of period	2,005,644	740,543	759,576	1,056,915	381,290	591,876	1,354,002	231,823	172,642
End of period	$2,703,389	$2,005,644	$740,543	$1,212,808	$1,056,915	$381,290	$2,544,648	$1,354,002	$231,823

Undistributed net investment income/(loss)*	$871	$1,171	$1,102	$1,008	$445	$303	$(91)	$152	$26

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Formerly named Class J Shares.

Janus Bond & Money Market Funds | 60

See Notes to Financial Statements.

For the eight-month fiscal period ended June 30, 2010	Janus Flexible			Janus			Janus Short-Term
and each fiscal year ended October 31	Bond Fund			High-Yield Fund			Bond Fund
(all numbers in thousands)	2010(1)	2009	2008	2010(1)	2009	2008	2010(1)	2009	2008

Shares issued in connection with acquisition (Note 10)
Class A Shares	N/A	182,146	N/A	N/A	55,786	N/A	N/A	N/A	N/A
Class C Shares	N/A	107,892	N/A	N/A	36,350	N/A	N/A	N/A	N/A
Class I Shares	N/A	140,078	N/A	N/A	11,556	N/A	N/A	N/A	N/A
Class R Shares	N/A	1,321	N/A	N/A	879	N/A	N/A	N/A	N/A
Class S Shares	N/A	58,255	N/A	N/A	3,581	N/A	N/A	N/A	N/A
Redemption fees
Class D Shares	N/A	N/A	N/A	23	-	N/A	N/A	N/A	N/A
Class I Shares	N/A	N/A	N/A	15	-	N/A	N/A	N/A	N/A
Class R Shares	N/A	N/A	N/A	-	-	N/A	N/A	N/A	N/A
Class S Shares	N/A	N/A	N/A	3	5	N/A	N/A	N/A	N/A
Class T Shares(2)	N/A	N/A	N/A	242	346	122	N/A	N/A	N/A
Reinvested dividends and distributions
Class A Shares	7,288	2,200	N/A	4,512	2,021	N/A	1,009	78	N/A
Class C Shares	2,901	824	N/A	2,575	1,114	N/A	321	42	N/A
Class D Shares	9,790	N/A	N/A	6,961	N/A	N/A	2,146	N/A	N/A
Class I Shares	16,901	2,842	N/A	1,833	441	N/A	510	17	N/A
Class R Shares	107	26	N/A	53	28	N/A	N/A	N/A	N/A
Class S Shares	2,080	858	N/A	302	117	N/A	46	8	N/A
Class T Shares(2)	27,379	37,151	34,700	42,793	66,465	38,520	26,270	18,905	6,546
Shares repurchased
Class A Shares	(66,349)	(65,835)	N/A	(28,650)	(13,009)	N/A	(25,340)	(1,492)	N/A
Class C Shares	(35,877)	(13,725)	N/A	(15,111)	(5,010)	N/A	(5,388)	(409)	N/A
Class D Shares	(44,865)	N/A	N/A	(35,156)	N/A	N/A	(40,679)	N/A	N/A
Class I Shares	(130,104)	(11,062)	N/A	(14,528)	(6,688)	N/A	(49,343)	(1,535)	N/A
Class R Shares	(1,233)	(367)	N/A	(967)	-	N/A	N/A	N/A	N/A
Class S Shares	(43,602)	(17,691)	N/A	(3,197)	(1,170)	N/A	(4,317)	(2,318)	N/A
Class T Shares(2)	(207,784)	(277,166)	(357,857)	(258,347)	(148,029)	(205,646)	(417,066)	(335,458)	(69,021)
Shares reorganized in connection with restructuring (Note 9)
Class T Shares(2)	(612,047)	N/A	N/A	(251,932)	N/A	N/A	(233,703)	N/A	N/A
Net Increase/(Decrease) from Capital Share Transactions	631,981	1,105,432	15,790	135,635	546,420	(61,237)	1,174,763	1,084,517	60,788
Net Increase/(Decrease) in Net Assets	697,745	1,265,101	(19,033)	155,893	675,625	(210,586)	1,190,646	1,122,179	59,181
Net Assets:
Beginning of period	2,005,644	740,543	759,576	1,056,915	381,290	591,876	1,354,002	231,823	172,642
End of period	$2,703,389	$2,005,644	$740,543	$1,212,808	$1,056,915	$381,290	$2,544,648	$1,354,002	$231,823

Undistributed net investment income/(loss)*	$871	$1,171	$1,102	$1,008	$445	$303	$(91)	$152	$26

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Formerly named Class J Shares.

61 | June 30, 2010

Financial Highlights - Bond Funds

Class A Shares

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	Janus Flexible Bond Fund		Janus High-Yield Fund
and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.41	$9.97	$8.29	$7.61
Income from Investment Operations:
Net investment income/(loss)	.28	.14	.47	.27
Net gain/(loss) on investments (both realized and unrealized)	.35	.44	.16	.68
Total from Investment Operations	.63	.58	.63	.95
Less Distributions:
Dividends (from net investment income)*	(.28)	(.14)	(.47)	(.27)
Distributions (from capital gains)*	(.06)	–	–	–
Total Distributions	(.34)	(.14)	(.47)	(.27)
Net Asset Value, End of Period	$10.70	$10.41	$8.45	$8.29
Total Return**	6.16%	5.87%	7.66%	12.63%
Net Assets, End of Period (in thousands)	$324,085	$231,112	$109,096	$84,972
Average Net Assets for the Period (in thousands)	$265,798	$218,408	$98,784	$75,369
Ratio of Gross Expenses to Average Net Assets***(3)	0.76%	0.80%	0.92%	0.96%
Ratio of Net Expenses to Average Net Assets***(3)	0.76%	0.80%	0.92%	0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.04%	4.28%	8.30%	10.07%
Portfolio Turnover Rate***	130%	215%	91%	97%

Class A Shares

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	Janus Short-Term Bond Fund
and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.06	$3.01
Income from Investment Operations:
Net investment income/(loss)	.05	.04
Net gain/(loss) on investments (both realized and unrealized)	.03	.05
Total from Investment Operations	.08	.09
Less Distributions:
Dividends (from net investment income)*	(.05)	(.04)
Distributions (from capital gains)*	–	–
Total Distributions	(.05)	(.04)
Net Asset Value, End of Period	$3.09	$3.06
Total Return**	2.65%	3.05%
Net Assets, End of Period (in thousands)	$121,254	$43,636
Average Net Assets for the Period (in thousands)	$82,728	$18,271
Ratio of Gross Expenses to Average Net Assets***(3)	0.80%	0.82%
Ratio of Net Expenses to Average Net Assets***(3)	0.80%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.39%	2.78%
Portfolio Turnover Rate***	50%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

62 | June 30, 2010

Class C Shares

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	Janus Flexible Bond Fund		Janus High-Yield Fund
and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.41	$9.97	$8.29	$7.61
Income from Investment Operations:
Net investment income/(loss)	.23	.12	.43	.27
Net gain/(loss) on investments (both realized and unrealized)	.35	.44	.16	.68
Total from Investment Operations	.58	.56	.59	.95
Less Distributions:
Dividends (from net investment income)*	(.23)	(.12)	(.43)	(.27)
Distributions (from capital gains)*	(.06)	–	–	–
Total Distributions	(.29)	(.12)	(.43)	(.27)
Net Asset Value, End of Period	$10.70	$10.41	$8.45	$8.29
Total Return**	5.63%	5.61%	7.14%	12.36%
Net Assets, End of Period (in thousands)	$236,850	$161,218	$68,485	$61,744
Average Net Assets for the Period (in thousands)	$195,825	$137,244	$67,693	$51,080
Ratio of Gross Expenses to Average Net Assets***(3)	1.51%	1.57%	1.65%	1.71%
Ratio of Net Expenses to Average Net Assets***(3)	1.51%	1.57%	1.65%	1.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.29%	3.51%	7.59%	9.27%
Portfolio Turnover Rate***	130%	215%	91%	97%

Class C Shares

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	Janus Short-Term Bond Fund
and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.06	$3.01
Income from Investment Operations:
Net investment income/(loss)	.03	.05
Net gain/(loss) on investments (both realized and unrealized)	.02	.05
Total from Investment Operations	.05	.10
Less Distributions:
Dividends (from net investment income)*	(.03)	(.05)
Distributions (from capital gains)*	–	–
Total Distributions	(.03)	(.05)
Net Asset Value, End of Period	$3.08	$3.06
Total Return**	1.82%	3.31%
Net Assets, End of Period (in thousands)	$63,030	$23,567
Average Net Assets for the Period (in thousands)	$42,824	$8,848
Ratio of Gross Expenses to Average Net Assets***(3)	1.55%	1.57%
Ratio of Net Expenses to Average Net Assets***(3)	1.55%	1.56%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.64%	2.01%
Portfolio Turnover Rate***	50%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Bond & Money Market Funds | 63

Financial Highlights - Bond Funds (continued)

Class D Shares

For a share outstanding during the	Janus Flexible Bond Fund	Janus High-Yield Fund
fiscal period ended June 30, 2010	2010(1)	2010(1)

Net Asset Value, Beginning of Period	$10.43	$8.27
Income from Investment Operations:
Net investment income/(loss)	.16	.26
Net gain/(loss) on investments (both realized and unrealized)	.27	.18
Total from Investment Operations	.43	.44
Less Distributions and Other:
Dividends (from net investment income)*	(.16)	(.26)
Distributions (from capital gains)*	–	–
Redemption Fees	N/A	–(2)
Total Distributions and Other	(.16)	(.26)
Net Asset Value, End of Period	$10.70	$8.45
Total Return**	4.13%	5.31%
Net Assets, End of Period (in thousands)	$665,736	$247,945
Average Net Assets for the Period (in thousands)	$632,441	$245,710
Ratio of Gross Expenses to Average Net Assets***(3)	0.60%	0.77%
Ratio of Net Expenses to Average Net Assets***(3)	0.60%	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.09%	8.27%
Portfolio Turnover Rate***	130%	91%

Class D Shares

For a share outstanding during the	Janus Short-Term Bond Fund
fiscal period ended June 30, 2010	2010(1)

Net Asset Value, Beginning of Period	$3.08
Income from Investment Operations:
Net investment income/(loss)	.03
Net gain/(loss) on investments (both realized and unrealized)	.01
Total from Investment Operations	.04
Less Distributions:
Dividends (from net investment income)*	(.03)
Distributions (from capital gains)*	–
Total Distributions	(.03)
Net Asset Value, End of Period	$3.09
Total Return**	1.21%
Net Assets, End of Period (in thousands)	$227,147
Average Net Assets for the Period (in thousands)	$221,604
Ratio of Gross Expenses to Average Net Assets***(3)	0.67%
Ratio of Net Expenses to Average Net Assets***(3)	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.42%
Portfolio Turnover Rate***	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

64 | June 30, 2010

Class I Shares

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	Janus Flexible Bond Fund		Janus High-Yield Fund
and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.41	$9.97	$8.28	$7.61
Income from Investment Operations:
Net investment income/(loss)	.30	.15	.48	.28
Net gain/(loss) on investments (both realized and unrealized)	.35	.44	.17	.67
Total from Investment Operations	.65	.59	.65	.95
Less Distributions and Other:
Dividends (from net investment income)*	(.30)	(.15)	(.48)	(.28)
Distributions (from capital gains)*	(.06)	–	–	–
Redemption Fees	N/A	N/A	–(3)	–
Total Distributions and Other	(.36)	(.15)	(.48)	(.28)
Net Asset Value, End of Period	$10.70	$10.41	$8.45	$8.28
Total Return**	6.32%	5.96%	7.98%	12.60%
Net Assets, End of Period (in thousands)	$767,784	$453,037	$73,042	$22,052
Average Net Assets for the Period (in thousands)	$609,814	$202,602	$43,060	$14,845
Ratio of Gross Expenses to Average Net Assets***(4)	0.55%	0.48%	0.64%	0.66%
Ratio of Net Expenses to Average Net Assets***(4)	0.55%	0.48%	0.64%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.24%	4.55%	8.50%	10.33%
Portfolio Turnover Rate***	130%	215%	91%	97%

Class I Shares

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	Janus Short-Term Bond Fund
and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.06	$3.01
Income from Investment Operations:
Net investment income/(loss)	.06	.03
Net gain/(loss) on investments (both realized and unrealized)	.02	.05
Total from Investment Operations	.08	.08
Less Distributions:
Dividends (from net investment income)*	(.05)	(.03)
Distributions (from capital gains)*	–	–
Total Distributions	(.05)	(.03)
Net Asset Value, End of Period	$3.09	$3.06
Total Return**	2.82%	2.75%
Net Assets, End of Period (in thousands)	$171,201	$69,785
Average Net Assets for the Period (in thousands)	$115,010	$8,399
Ratio of Gross Expenses to Average Net Assets***(4)	0.55%	0.59%
Ratio of Net Expenses to Average Net Assets***(4)	0.55%	0.57%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.64%	2.85%
Portfolio Turnover Rate***	50%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Bond & Money Market Funds | 65

Financial Highlights - Bond Funds (continued)

Class R Shares

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	Janus Flexible Bond Fund		Janus High-Yield Fund
and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.42	$9.97	$8.28	$7.61
Income from Investment Operations:
Net investment income/(loss)	.25	.13	.45	.26
Net gain/(loss) on investments (both realized and unrealized)	.34	.45	.17	.67
Total from Investment Operations	.59	.58	.62	.93
Less Distributions:
Dividends (from net investment income)*	(.25)	(.13)	(.45)	(.26)
Distributions (from capital gains)*	(.06)	–	–	–
Total Distributions	(.31)	(.13)	(.45)	(.26)
Net Asset Value, End of Period	$10.70	$10.42	$8.45	$8.28
Total Return**	5.76%	5.81%	7.46%	12.33%
Net Assets, End of Period (in thousands)	$5,582	$3,120	$876	$959
Average Net Assets for the Period (in thousands)	$4,675	$2,700	$1,095	$885
Ratio of Gross Expenses to Average Net Assets***(3)	1.20%	1.25%	1.37%	1.41%
Ratio of Net Expenses to Average Net Assets***(3)	1.20%	1.24%	1.37%	1.41%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.59%	3.83%	7.88%	9.83%
Portfolio Turnover Rate***	130%	215%	91%	97%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

66 | June 30, 2010

Class S Shares

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	Janus Flexible Bond Fund		Janus High-Yield Fund
and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.42	$9.97	$8.29	$7.61
Income from Investment Operations:
Net investment income/(loss)	.27	.14	.46	.27
Net gain/(loss) on investments (both realized and unrealized)	.35	.45	.17	.67
Total from Investment Operations	.62	.59	.63	.94
Less Distributions and Other:
Dividends (from net investment income)*	(.27)	(.14)	(.45)	(.27)
Distributions (from capital gains)*	(.06)	–	–	–
Redemption fees	N/A	N/A	–(3)	.01
Total Distributions and Other	(.33)	(.14)	(.45)	(.26)
Net Asset Value, End of Period	$10.71	$10.42	$8.47	$8.29
Total Return**	6.04%	5.89%	7.77%	12.55%
Net Assets, End of Period (in thousands)	$61,541	$70,553	$6,354	$5,841
Average Net Assets for the Period (in thousands)	$66,480	$67,591	$6,774	$5,037
Ratio of Gross Expenses to Average Net Assets***(4)	0.95%	0.99%	1.12%	1.18%
Ratio of Net Expenses to Average Net Assets***(4)	0.95%	0.99%	1.12%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.87%	4.10%	8.12%	9.82%
Portfolio Turnover Rate***	130%	215%	91%	97%

Class S Shares

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	Janus Short-Term Bond Fund
and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.06	$3.01
Income from Investment Operations:
Net investment income/(loss)	.04	.03
Net gain/(loss) on investments (both realized and unrealized)	.03	.05
Total from Investment Operations	.07	.08
Less Distributions:
Dividends (from net investment income)*	(.05)	(.03)
Distributions (from capital gains)*	–	–
Total Distributions	(.05)	(.03)
Net Asset Value, End of Period	$3.08	$3.06
Total Return**	2.16%	2.62%
Net Assets, End of Period (in thousands)	$5,145	$4,549
Average Net Assets for the Period (in thousands)	$4,928	$2,543
Ratio of Gross Expenses to Average Net Assets***(4)	1.05%	1.07%
Ratio of Net Expenses to Average Net Assets***(4)	1.05%	1.06%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.20%	2.59%
Portfolio Turnover Rate***	50%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Bond & Money Market Funds | 67

Financial Highlights - Bond Funds (continued)

Class T Shares(1)

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	Janus Flexible Bond Fund
and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$10.42	$9.09	$9.45	$9.42	$9.41	$9.76
Income from Investment Operations:
Net investment income/(loss)	.29	.43	.42	.46	.42	.40
Net gain/(loss) on investments (both realized and unrealized)	.34	1.33	(.36)	.02	.02	(.34)
Total from Investment Operations	.63	1.76	.06	.48	.44	.06
Less Distributions:
Dividends (from net investment income)*	(.29)	(.43)	(.42)	(.45)	(.43)	(.41)
Distributions (from capital gains)*	(.06)	–	–	–	–	–
Total Distributions	(.35)	(.43)	(.42)	(.45)	(.43)	(.41)
Net Asset Value, End of Period	$10.70	$10.42	$9.09	$9.45	$9.42	$9.41
Total Return**	6.13%	19.74%	0.50%	5.27%	4.80%	0.60%
Net Assets, End of Period (in thousands)	$641,811	$1,086,604	$740,543	$759,576	$766,863	$935,168
Average Net Assets for the Period (in thousands)	$831,851	$915,900	$855,399	$755,593	$827,407	$1,037,336
Ratio of Gross Expenses to Average Net Assets***(3)	0.66%	0.73%	0.78%	0.80%	0.83%	0.78%
Ratio of Net Expenses to Average Net Assets***(3)	0.66%	0.73%	0.77%	0.80%	0.82%	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.19%	4.34%	4.32%	4.81%	4.37%	4.01%
Portfolio Turnover Rate***	130%	215%	185%	140%(4)	144%(4)	174%(4)

Class T Shares(1)

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	Janus High-Yield Fund
and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$8.28	$6.94	$9.53	$9.69	$9.48	$9.86
Income from Investment Operations:
Net investment income/(loss)	.47	.93	.73	.73	.71	.65
Net gain/(loss) on investments (both realized and unrealized)	.17	1.34	(2.59)	(.16)	.20	(.38)
Total from Investment Operations	.64	2.27	(1.86)	.57	.91	.27
Less Distributions and Other:
Dividends (from net investment income)*	(.47)	(.93)	(.73)	(.73)	(.70)	(.65)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption Fees	–(5)	–(5)	–(5)	–(5)	–(5)	–(5)
Total Distributions and Other	(.47)	(.93)	(.73)	(.73)	(.70)	(.65)
Net Asset Value, End of Period	$8.45	$8.28	$6.94	$9.53	$9.69	$9.48
Total Return**	7.83%	35.34%	(20.74)%	6.04%	10.00%	2.76%
Net Assets, End of Period (in thousands)	$707,010	$881,347	$381,290	$591,876	$511,619	$523,183
Average Net Assets for the Period (in thousands)	$819,927	$574,291	$510,868	$579,507	$490,849	$548,993
Ratio of Gross Expenses to Average Net Assets***(3)	0.86%	0.89%	0.90%	0.87%	0.91%	0.88%
Ratio of Net Expenses to Average Net Assets***(3)	0.86%	0.89%	0.89%	0.86%	0.90%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	8.42%	12.44%	8.26%	7.54%	7.37%	6.65%
Portfolio Turnover Rate***	91%	97%	109%	114%	119%	102%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Class J Shares.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 141% in 2007, 147% in 2006 and 180% in 2005.
(5)	Redemption fees aggregated less than $.01 on a per share basis.

See Notes to Financial Statements.

68 | June 30, 2010

Class T Shares(1)

For a share outstanding during the
eight-month fiscal period ended June 30, 2010		Janus Short-Term Bond Fund
and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$3.06	$2.87	$2.88	$2.88	$2.87	$2.94
Income from Investment Operations:
Net investment income/(loss)	.05	.10	.10	.13	.11	.08
Net gain/(loss) on investments (both realized and unrealized)	.03	.19	(.01)	–	.01	(.06)
Total from Investment Operations	.08	.29	.09	.13	.12	.02
Less Distributions:
Dividends (from net investment income)*	(.05)	(.10)	(.10)	(.13)	(.11)	(.08)
Distributions (from capital gains)*	–	–	–	–	–	(.01)
Total Distributions	(.05)	(.10)	(.10)	(.13)	(.11)	(.09)
Net Asset Value, End of Period	$3.09	$3.06	$2.87	$2.88	$2.88	$2.87
Total Return**	2.68%	10.35%	3.24%	4.74%	4.08%	0.65%
Net Assets, End of Period (in thousands)	$1,956,871	$1,212,465	$231,823	$172,642	$175,258	$201,493
Average Net Assets for the Period (in thousands)	$1,637,559	$588,441	$193,360	$172,326	$182,285	$233,536
Ratio of Gross Expenses to Average Net Assets***(3)	0.79%	0.72%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Expenses to Average Net Assets***(3)	0.79%	0.72%	0.64%	0.64%	0.64%	0.64%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.44%	3.46%	3.51%	4.63%	3.65%	2.75%
Portfolio Turnover Rate***	50%	57%	127%	130%	120%	97%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Class J Shares.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Bond & Money Market Funds | 69

Statements of Assets and Liabilities - Money Market Funds

As of June 30, 2010	Janus Money	Janus Government
(all numbers in thousands except net asset value per share)	Market Fund	Money Market Fund

Assets:
Investments at amortized cost	$655,614	$127,450
Repurchase Agreements	$746,500	$88,300
Cash	33	22
Receivables:
Fund shares sold	2,845	567
Interest	139	19
Non-interested Trustees’ deferred compensation	37	6
Other assets	9	34
Total Assets	1,405,177	216,398
Liabilities:
Payables:
Fund shares repurchased	1,598	182
Dividends and distributions	1	-
Advisory fees	116	18
Administrative fees - Class D Shares	96	-
Administrative fees - Class T Shares(1)	13	-
Non-interested Trustees’ fees and expenses	7	-
Non-interested Trustees’ deferred compensation fees	37	6
Accrued expenses and other payables	14	-
Total Liabilities	1,882	206
Net Assets	$1,403,295	$216,192
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,403,325	$216,206
Undistributed net investment income/(loss)*	(25)	(13)
Undistributed net realized gain/(loss) from investment transactions*	-	-
Unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	(5)	(1)
Total Net Assets	$1,403,295	$216,192
Net Assets - Class D Shares	$1,236,987	$211,746
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,237,012	211,760
Net Asset Value Per Share	$1.00	$1.00
Net Assets - Class T Shares(1)	$166,308	$4,446
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	166,232	4,442
Net Asset Value Per Share	$1.00	$1.00

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Class J Shares.

70 | June 30, 2010

See footnotes at the end of the Statements.

See Notes to Financial Statements.

Statements of Operations - Money Market Funds

For the eight-month fiscal period ended June 30, 2010
and the fiscal year ended October 31	Janus Money Market Fund		Janus Government Money Market Fund
(all numbers in thousands)	2010(1)	2009	2010(1)	2009

Investment Income:
Interest	$2,346	$13,096	$371	$1,775
Total Investment Income	2,346	13,096	371	1,775
Expenses:
Advisory fees	1,908	3,570	289	548
Non-interested Trustees’ fees and expenses	66	57	8	8
Administrative, networking and omnibus fees - Class D Shares	2,117	N/A	357	N/A
Administrative, networking and omnibus fees - Class T Shares(2)	2,466	8,922	336	1,370
Money market insurance program expense	-	423	-	55
Other expenses	43	-	20	-
Total Expenses	6,600	12,972	1,010	1,981
Less: Excess Expense Reimbursement	(4,303)	(3,396)	(645)	(478)
Net Expenses after Expense Reimbursement	2,297	9,576	365	1,503
Net Investment Income/(Loss)	49	3,520	6	272
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions	-	1	-	16
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	1	(24)	-	(4)
Net Gain/(Loss) on Investments	1	(23)	-	12
Net Increase/(Decrease) in Net Assets Resulting from Operations	$50	$3,497	$6	$284

(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Formerly named Class J Shares.

Janus Bond & Money Market Funds | 71

See Notes to Financial Statements.

Statements of Changes in Net Assets - Money Market Funds

For the eight-month fiscal period ended June 30, 2010	Janus Money			Janus Government
and each fiscal year ended October 31	Market Fund			Money Market Fund
(all numbers in thousands)	2010(1)	2009	2008	2010(1)	2009	2008

Operations:
Net investment income/(loss)	$49	$3,520	$51,783	$6	$272	$5,248
Net realized gain/(loss) from investment transactions	-	1	15	-	16	1
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	1	(24)	12	-	(4)	2
Net Increase/(Decrease) in Net Assets Resulting from Operations	50	3,497	51,810	6	284	5,251
Dividends and Distributions to Shareholders:
Net investment income*
Class D Shares	(23)	N/A	N/A	(14)	N/A	N/A
Class T Shares(2)	(29)	(3,458)	(51,867)	(4)	(250)	(5,270)
Net realized gain/(loss) from investment transactions*
Class D Shares	-	N/A	N/A	(15)	N/A	N/A
Class T Shares(2)	-	-	(14)	-	-	(1)
Net (Decrease) from Dividends and Distributions	(52)	(3,458)	(51,881)	(33)	(250)	(5,271)
Capital Share Transactions:
Shares sold
Class D Shares	260,519	N/A	N/A	37,208	N/A	N/A
Class T Shares(2)	218,348	697,726	1,521,432	22,515	102,392	247,174
Shares issued in connection with restructuring (Note 9)
Class D Shares	1,291,072	N/A	N/A	214,975	N/A	N/A
Reinvested dividends and distributions
Class D Shares	21	N/A	N/A	29	N/A	N/A
Class T Shares(2)	18	3,101	46,527	3	242	5,174
Shares repurchased
Class D Shares	(314,631)	N/A	N/A	(40,409)	N/A	N/A
Class T Shares(2)	(278,693)	(1,166,589)	(1,306,364)	(31,658)	(186,385)	(128,213)
Shares reorganized in connection with restructuring (Note 9)
Class T Shares(2)	(1,291,072)	N/A	N/A	(214,975)	N/A	N/A
Net Increase/(Decrease) from Capital Share Transactions	(114,418)	(465,762)	261,595	(12,312)	(83,751)	124,135
Net Increase/(Decrease) in Net Assets	(114,420)	(465,723)	261,524	(12,339)	(83,717)	124,115
Net Assets:
Beginning of period	1,517,715	1,983,438	1,721,914	228,531	312,248	188,133
End of period	$1,403,295	$1,517,715	$1,983,438	$216,192	$228,531	$312,248

Undistributed net investment income/(loss)*	$(25)	$(22)	$(88)	$(13)	$(1)	$(23)

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Formerly named Class J Shares.

72 | June 30, 2010

See footnotes at the end of the Statements.

See Notes to Financial Statements.

Financial Highlights - Money Market Funds

Class D Shares

For a share outstanding during the	Janus Money Market Fund
fiscal period ended June 30, 2010	2010(1)

Net Asset Value, Beginning of Period	$1.00
Income from Investment Operations:
Net investment income/(loss)	–
Net gain/(loss) on investments	–
Total from Investment Operations	–
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$1.00
Total Return**	0.00%
Net Assets, End of Period (in thousands)	$1,236,987
Average Net Assets for the Period (in thousands)	$1,244,263
Ratio of Gross Expenses to Average Net Assets***	0.24%(2)
Ratio of Net Expenses to Average Net Assets***	0.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.01%

Class D Shares

For a share outstanding during the	Janus Government Money Market Fund
fiscal period ended June 30, 2010	2010(1)

Net Asset Value, Beginning of Period	$1.00
Income from Investment Operations:
Net investment income/(loss)	–
Net gain/(loss) on investments	–
Total from Investment Operations	–
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$1.00
Total Return**	0.01%
Net Assets, End of Period (in thousands)	$211,746
Average Net Assets for the Period (in thousands)	$209,798
Ratio of Gross Expenses to Average Net Assets***	0.26%(3)
Ratio of Net Expenses to Average Net Assets***	0.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.03)%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one year.
(1)	Period from February 16, 2010 (inception date) to June 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	The ratio was 0.67% before waiver of certain fees incurred by the Fund.
(3)	The ratio was 0.68% before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

Janus Bond & Money Market Funds | 73

Financial Highlights - Money Market Funds (continued)

Class T Shares(1)

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	Janus Money Market Fund
and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	–	–	.03	.05	.04	.02
Net gain/(loss) on investments	–	–	–	–	–	–
Total from Investment Operations	–	–	.03	.05	.04	.02
Less Distributions:
Dividends (from net investment income)*	–	–	(.03)	(.05)	(.04)	(.02)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	(.03)	(.05)	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.18%	2.76%	4.93%	4.39%	2.41%
Net Assets, End of Period (in thousands)	$166,308	$1,517,715	$1,983,438	$1,721,914	$1,412,927	$1,360,997
Average Net Assets for the Period (in thousands)	$741,343	$1,785,483	$1,931,685	$1,577,950	$1,362,170	$1,449,569
Ratio of Gross Expenses to Average Net Assets***	0.25%(3)	0.54%(3)	0.61%(3)	0.60%(3)	0.60%(3)	0.60%(3)
Ratio of Net Expenses to Average Net Assets***	0.25%	0.54%	0.61%	0.60%	0.60%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	0.20%	2.68%	4.82%	4.31%	2.36%

Class T Shares(1)

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	Janus Government Money Market Fund
and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.01(4)	–	.02	.05	.04	.02
Net gain/(loss) on investments	(.01)(4)	–	–	–	–	–
Total from Investment Operations	–	–	.02	.05	.04	.02
Less Distributions:
Dividends (from net investment income)*	–	–	(.02)	(.05)	(.04)	(.02)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	(.02)	(.05)	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.02%	0.08%	2.46%	4.79%	4.31%	2.34%
Net Assets, End of Period (in thousands)	$4,446	$228,531	$312,248	$188,133	$176,188	$186,361
Average Net Assets for the Period (in thousands)	$100,419	$273,901	$225,293	$177,655	$176,580	$198,231
Ratio of Gross Expenses to Average Net Assets***	0.24%(5)	0.55%(5)	0.62%(5)	0.61%(5)	0.61%(5)	0.61%(5)
Ratio of Net Expenses to Average Net Assets***	0.24%	0.55%	0.62%	0.61%	0.61%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.05%	0.10%	2.33%	4.69%	4.22%	2.29%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one year.
(1)	Formerly named Class J Shares.
(2)	Period from November 1, 2009 to June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	The ratio was 0.71% in 2010, 0.73% in 2009, 0.71% in 2008, 0.70% in 2007, 0.70% in 2006 and 0.70% in 2005 before waiver of certain fees incurred by the Fund.
(4)	Due to decreased shares outstanding during the period, amounts shown for a share outstanding do not correspond with the aggregate net investment income and net gain/(loss) on investments.
(5)	The ratio was 0.72% in 2010, 0.73% in 2009, 0.72% in 2008, 0.71% in 2007, 0.71% in 2006 and 0.71% in 2005 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.

74 | June 30, 2010

Notes to Schedules of Investments

Barclays Capital 1-3 Year U.S. Government/Credit Index	Composed of all bonds of investment grade with a maturity between one and three years.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Barclays Capital U.S. Corporate High-Yield Bond Index	Composed of fixed-rate, publicly issued, non-investment grade debt.

Lipper High Current Yield Funds	Funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Lipper Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper Short Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

ULC	Unlimited Liability Company

(a)	All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.
*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ß	Security is illiquid.
#	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2010.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of June 30, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Flexible Bond Fund
Corporate Bonds	$–	$1,616,678,358	$–

U.S. Treasury Notes/Bonds	–	955,825,870	–

Money Market	–	120,249,891	–

Total Investments in Securities	$–	$2,692,754,119	$–

Investments in Securities:
Janus High-Yield Fund
Bank Loans	$–	$46,819,893	$–

Common Stock	14,172,946	–	–

Corporate Bonds	–	1,082,094,739	–

Preferred Stock	–	3,826,639	–

Money Market	–	56,652,329	–

Total Investments in Securities	$14,172,946	$1,189,393,600	$–

Janus Bond & Money Market Funds | 75

Notes to Schedules of Investments (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Short-Term Bond Fund
Bank Loans	$–	$31,092,729	$–

Corporate Bonds	–	1,384,103,385	–

U.S. Treasury Notes/Bonds	–	1,055,107,617	–

Short-Term Taxable Variable Rate Demand Note	–	1,142,425	–

Money Market	–	57,433,811	–

Total Investments in Securities	$–	$2,528,879,967	$–

Investments in Securities:
Janus Money Market Fund
Repurchase Agreements	$–	$746,500,000	$–

U.S. Government Agency Notes	–	356,129,383	–

Variable Rate Demand Notes	–	299,485,000	–

Total Investments in Securities	$–	$1,402,114,383	$–

Investments in Securities:
Janus Government Money Market Fund
Repurchase Agreements	$–	$88,300,000	$–

U.S. Government Agency Notes	–	73,034,183	–

U.S. Government Agency Variable Note	–	6,711,307	–

Variable Rate Demand Notes	–	47,705,000	–

Total Investments in Securities	$–	$215,750,490	$–

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2010 is noted below.

Fund	Aggregate Value

Bond
Janus Flexible Bond Fund	$18,572,346
Janus High-Yield Fund	24,320,000

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of June 30, 2010.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

76 | June 30, 2010

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund (collectively, the “Bond Funds”) and Janus Money Market Fund and Janus Government Money Market Fund (collectively, the “Money Market Funds”) are series funds. The Bond Funds and the Money Market Funds (collectively, the “Funds” and individually, a “Fund”) are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On November 1, 2009, the Funds changed their fiscal year end from October 31 to June 30. Accordingly, these financial statements include information for the eight-month period from November 1, 2009 to June 30, 2010. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Bond Funds invest primarily in income-producing securities. The Money Market Funds invest primarily in short-term money market securities. Each Bond Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Bond Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each Money Market Fund offers only Class D Shares and Class T Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who held accounts directly with the Janus funds as of July 6, 2009 and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by the Money Market Funds are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid

Janus Bond & Money Market Funds | 77

Notes to Financial Statements (continued)

price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Bond Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends are declared daily and distributed monthly for the Funds. Realized capital gains, if any, are declared and distributed in December. The majority of dividends and net realized capital gains distributions from the Funds will be

78 | June 30, 2010

automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Bond Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the eight-month fiscal period ended June 30, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is

Janus Bond & Money Market Funds | 79

Notes to Financial Statements (continued)

little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2010 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”), effective June 30, 2010. This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

The Funds recognize transfers between the levels as of the beginning of the year.

2.	Derivative Instruments

The Bond Funds may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Bond Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Bond Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Bond Funds invest in a derivative for speculative purposes, the Bond Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Bond Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including counterparty risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Bond Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Bond Fund may require the counterparty to post collateral if the Bond Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

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Equity-Linked Structured Notes
The Bond Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Bond Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Bond Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Bond Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Bond Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Bond Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Bond Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Bond Funds may utilize American-style and European-style options. An American-style option is

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Notes to Financial Statements (continued)

an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Bond Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Bond Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Bond Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Bond Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Bond Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Bond Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Bond Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Bond Funds and the counterparty and by having the counterparty post collateral to cover the Bond Funds’ exposure to the counterparty.

Holdings of the Bond Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Bond Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Bond Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Bond Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Bond Funds may recognize due to written call options.

Other Options
In addition to the option strategies described above, the Bond Funds may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Bond Funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of a Fund’s net assets, when combined with all other illiquid investments of a Fund. The Bond Funds may use exotic options to the extent that they are consistent with the Funds’ investment objectives and investment policies, and applicable regulations.

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The Bond Funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Bond Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Bond Funds are subject to market risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Bond Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Bond Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Bond Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Bond Funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The Bond Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Bond Funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Bond Funds and the counterparty and by posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Bond Funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Bond Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

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Notes to Financial Statements (continued)

The effect of Derivative Instruments on the Statements of Operations for the eight-month fiscal period ended June 30, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Flexible Bond Fund

Interest Rate Contracts	$(1,918,887)	$–	$–	$–	$(1,918,887)

Total	$(1,918,887)	$–	$–	$–	$(1,918,887)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Short-Term Bond Fund

Interest Rate Contracts	$(656,650)	$–	$–	$–	$(656,650)

Total	$(656,650)	$–	$–	$–	$(656,650)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The effect of derivatives on the Statement of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
The Bond Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Funds, such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Bank Loans
The Bond Funds may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Bond Funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Bond Funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Bond Funds utilize an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range

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during the eight-month fiscal period ended June 30, 2010 are indicated in the table below:

	Average Monthly
Fund	Value	Rates

Bond
Janus Flexible Bond Fund	$143,483	4.2500%
Janus High-Yield Fund	31,272,024	2.0100% - 7.5000%
Janus Short-Term Bond Fund	22,759,135	0.1629% - 8.0000%

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Bond Funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Bond Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total returns. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
The Bond Funds may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

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Notes to Financial Statements (continued)

Initial Public Offerings
The Bond Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ yield and the Funds’ return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Funds’ sensitivity to interest changes and causing its price to decline.

Mortgage Dollar Rolls
The Bond Funds may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the Funds sell a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a predetermined price. The Funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Funds, maintained in a segregated account. To the extent that the Funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Funds are required to purchase may decline below the agreed upon repurchase price.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition,

86 | June 30, 2010

these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended prior to the current period and the Funds no longer have any securities on loan. Management continues to review the program and may resume securities lending.

Securities Traded on a To-Be-Announced Basis
The Bond Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The Bond Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Bond Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance

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Notes to Financial Statements (continued)

the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

The Bond Funds may also enter into short positions through derivative instruments, such as option contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

			Contractual
			Investment
	Average		Advisory
	Daily Net Assets		Fee (%)
Fund	of the Fund		(annual rate)

Bond
Janus Flexible Bond Fund	First $	300 Million	0.50
	Over $	300 Million	0.40
Janus High-Yield Fund	First $	300 Million	0.65
	Over $	300 Million	0.55
Janus Short-Term Bond Fund	First $	300 Million	0.64
	Over $	300 Million	0.54
Money Market
Janus Money Market Fund	All Asset Levels		0.20
Janus Government Money Market Fund	All Asset Levels		0.20

Janus Capital has agreed to waive one-half of each Money Market Fund’s advisory fees. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Janus Capital may also voluntarily waive additional fees to the extent necessary to assist the Money Market Funds in attempting to maintain a yield of at least 0.00%. These reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. In addition, the Money Market Funds pay Janus Capital an administration fee. Prior to February 16, 2010, this fee was 0.50% of average daily net assets. Effective February 16, 2010, Class D Shares of each Fund will compensate Janus Capital at an annual rate of 0.46% and Class T Shares of each Fund will compensate Janus Capital at an annual rate of 0.48%. The Money Market Funds pay those expenses not assumed by Janus Capital. The expenses not assumed by Janus Capital include interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary expenses.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Prior to February 16, 2010, the Bond Funds paid Janus Services an asset-weighted average annual fee based on the proportion of each Bond Fund’s total net assets sold directly and the proportion of each Bond Fund’s net assets sold through intermediaries for Class J Shares, the initial share class. The applicable fee rates were 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries for Class J Shares, the initial share class.

Class D Shares of the Bond Funds pay an annual administrative fee of 0.12% of net assets. These

88 | June 30, 2010

administrative fees are paid by the Shares of each Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Bond Funds for providing or arranging for the provision of, administrative services including, but not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors in Class R Shares and Class S Shares of the Funds, as applicable. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, and other financial intermediaries for providing these services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class T Shares of the Bond Funds for providing or procuring administrative services to investors in Class T Shares of the Funds. These administrative services fees are paid by Class T Shares of the Funds to Janus Services, which uses some or all of such fees to compensate intermediaries for providing these services to their customers who invest in the Funds. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of these Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to these Funds.

Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Bond Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded for the difference. Refunds, if any, are included in the “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed until at least February 16, 2011 to reimburse the Bond Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Bond
Janus Flexible Bond Fund	0.55
Janus High-Yield Fund	0.78
Janus Short-Term Bond Fund	0.55

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of June 30, 2010 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.”

Janus Bond & Money Market Funds | 89

Notes to Financial Statements (continued)

Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” for the Bond Funds, and “Unrealized net appreciation/(depreciation) of investments for non-interested Trustees’ deferred compensation” for the Money Market Funds on the Statements of Assets and Liabilities. Deferred compensation expenses for the eight-month fiscal period ended June 30, 2010 and the year ended October 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the eight-month fiscal period ended June 30, 2010 and the year ended October 31, 2009.

For the eight-month fiscal period ended June 30, 2010 and the fiscal year ended October 31, 2009, Janus Capital assumed $16,325 and $8,636, respectively, of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 11. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $281,992 and $357,283 was paid by the Trust during the eight-month fiscal period ended June 30, 2010 and the fiscal year ended October 31, 2009, respectively. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares of Janus Flexible Bond Fund and Janus High-Yield Fund include a 4.75% upfront sales charge of the offering price. Class A Shares of Janus Short-Term Bond Fund include a 2.50% upfront sales charge of the offering price. The sales charge is allocated between Janus Distributors and financial intermediaries. During the eight-month fiscal period ended June 30, 2010, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Bond
Janus Flexible Bond Fund	$59,637
Janus High-Yield Fund	33,991
Janus Short-Term Bond Fund	13,818

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the eight-month fiscal period ended June 30, 2010, Janus Distributors retained the following contingent deferred sales charge:

Contingent Deferred
Fund (Class A Shares)	Sales Charge

Bond
Janus Short-Term Bond Fund	$1,141

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the eight-month fiscal period ended June 30, 2010, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Bond
Janus Flexible Bond Fund	$21,526
Janus High-Yield Fund	11,520
Janus Short-Term Bond Fund	7,855

A 2.00% redemption fee may be imposed on Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares of Janus High-Yield Fund held for 90 days or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund’s asset levels and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital.

90 | June 30, 2010

Total redemption fees received by the Fund for the eight-month fiscal period ended June 30, 2010 are indicated in the table below:

Fund	Redemption Fee

Bond
Janus High-Yield Fund	$283,506

The Bond Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Bond Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the eight-month fiscal period ended June 30, 2010 and the fiscal year ended October 31, 2009, respectively, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/10

Janus Cash Liquidity Fund LLC
Bond
Janus Flexible Bond Fund	$1,211,572,641	$(1,127,621,641)	$85,926	$120,249,891
Janus High-Yield Fund	506,366,220	(499,181,705)	39,233	56,652,329
Janus Short-Term Bond Fund	1,006,896,372	(1,017,801,000)	71,768	57,433,811

	$2,724,835,233	$(2,644,604,346)	$196,927	$234,336,031

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 10/31/09

Janus Cash Liquidity Fund LLC
Bond
Janus Flexible Bond Fund	$1,158,447,829	$(1,122,148,938)	$107,150	$36,298,891
Janus High-Yield Fund	478,441,464	(428,973,650)	53,678	49,467,814
Janus Short-Term Bond Fund	750,108,910	(681,770,471)	69,359	68,338,439

	$2,386,998,203	$(2,232,893,059)	$230,187	$154,105,144

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 10/31/09

Janus Institutional Cash Management Fund – Institutional Shares
Bond
Janus High-Yield Fund	$81,315	$(20,717,612)	$47,090	$–
Janus Short-Term Bond Fund	11,899	(2,387,409)	8,279	–

	$93,214	$(23,105,021)	$55,369	$–

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 10/31/09

Janus Institutional Money Market Fund – Institutional Shares
Bond
Janus Flexible Bond Fund	$9,264,490	$(44,465,490)	$–	$–
Janus High-Yield Fund	5,607,657	(30,977,738)	34,289	–
Janus Short-Term Bond Fund	4,481,494	(26,388,368)	18,843	–

	$19,353,641	$(101,831,596)	$53,132	$–

Janus Bond & Money Market Funds | 91

Notes to Financial Statements (continued)

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the eight-month fiscal period ended June 30, 2010, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	10/31/09	Purchases	Purchases	Redemptions	Redemption	6/30/10

Bond
Janus High-Yield Fund - Class R Shares	$625,000(1)	$–	–	$625,000	4/14/10	$–
Janus High-Yield Fund - Class S Shares	129,337(1)	–	–	129,337	4/14/10	–
Janus Short-Term Bond Fund - Class A Shares	1,000	–	–	–	–	1,000
Janus Short-Term Bond Fund - Class C Shares	1,000	–	–	–	–	1,000
Janus Short-Term Bond Fund - Class I Shares	1,000	–	–	–	–	1,000
Janus Short-Term Bond Fund - Class S Shares	1,000	–		–	–	1,000

(1)	Seed capital acquired pursuant to merger. See Note 9.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Bond
Janus Flexible Bond Fund	$46,599,426	$12,078,939	$–	$–	$(81,272)	$112,282,566
Janus High-Yield Fund	1,039,961	–	(87,659,264)	–	(36,213)	52,346,977
Janus Short-Term Bond Fund	8,016,243	3,156,821	–	–	(75,825)	37,906,686
Money Market
Janus Money Market Fund	–	–	–	–	–	–
Janus Government Money Market Fund	–	–	–	–	–	–

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2010, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the eight-month fiscal period ended June 30, 2010

Accumulated
Fund	June 30, 2016	June 30, 2017	Capital Losses

Bond
Janus Flexible Bond Fund	$–	$–	$–
Janus High-Yield Fund	(43,674,603)	(43,984,661)	(87,659,264)
Janus Short-Term Bond Fund	–	–	–
Money Market
Janus Money Market Fund	–	–	–
Janus Government Money Market Fund	–	–	–

92 | June 30, 2010

During the eight-month fiscal period ended June 30, 2010, the following capital loss carryover was utilized by the Fund as indicated in the table:

Capital Loss
Fund	Carryover Utilized

Bond
Janus High-Yield Fund	$39,013,449

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Bond
Janus Flexible Bond Fund	$2,580,471,553	$114,681,574	$(2,399,008)
Janus High-Yield Fund	1,151,219,569	63,129,687	(10,782,710)
Janus Short-Term Bond Fund	2,490,973,281	39,684,980	(1,778,294)
Money Market
Janus Money Market Fund	1,402,114,383	–	–
Janus Government Money Market Fund	215,750,490	–	–

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the eight-month fiscal period ended June 30, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Bond
Janus Flexible Bond Fund	$72,647,252	$2,561,178	$–	$–
Janus High-Yield Fund	64,851,404	–	–	–
Janus Short-Term Bond Fund	32,430,532	407,134	–	–
Money Market
Janus Money Market Fund	52,681	–	–	–
Janus Government Money Market Fund	33,570	–	–	–

For the fiscal year ended October 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Bond
Janus Flexible Bond Fund	$48,316,964	$–	$–	$–
Janus High-Yield Fund	76,325,622	–	–	–
Janus Short-Term Bond Fund	20,527,348	–	–	–
Money Market
Janus Money Market Fund	3,457,406	–	–	–
Janus Government Money Market Fund	249,859	–	–	–

Janus Bond & Money Market Funds | 93

Notes to Financial Statements (continued)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Bond Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the eight-month fiscal period ended June 30, 2010
and each fiscal year or period ended October 31

	Janus Flexible	Janus High-Yield	Janus Short-Term
	Bond Fund	Fund	Bond Fund

Class A Shares
2010(1)	0.76%	0.92%	0.84%
2009(2)	0.80%	0.96%	0.88%

Class C Shares
2010(1)	1.51%	1.65%	1.59%
2009(2)	1.58%	1.71%	1.63%

Class D Shares
2010(3)	0.60%	0.77%	0.74%

Class I Shares
2010(1)	0.59%	0.64%	0.59%
2009(2)	0.48%	0.66%	0.79%

Class R Shares
2010(1)	1.20%	1.37%	N/A
2009(2)	1.25%	1.41%	N/A

Class S Shares
2010(1)	0.95%	1.12%	1.09%
2009(2)	0.99%	1.18%	1.13%

Class T Shares(4)
2010(1)	0.66%	0.86%	0.83%
2009	0.73%	0.89%	0.87%
2008	0.78%	0.90%	0.98%
2007	0.80%	0.87%	1.01%
2006	0.83%	0.93%	1.06%
2005	0.78%	0.88%	0.97%

(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from February 16, 2010 (inception date) through June 30, 2010.
(4)	Formerly named Class J Shares.

7.	Capital Share Transactions

For the eight-month fiscal period ended June 30, 2010
and each fiscal year ended October 31	Janus Flexible			Janus High-Yield			Janus Short-Term
(all numbers in thousands)	Bond Fund			Fund			Bond Fund
Bond	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)

Transactions in Fund Shares – Class A Shares:
Shares sold	13,716	9,736	N/A	5,513	4,029	N/A	32,888	14,712	N/A
Shares issued in connection with acquisition (Note 10)	N/A	18,622	N/A	N/A	7,575	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	693	213	N/A	531	249	N/A	327	25	N/A
Shares repurchased	(6,318)	(6,380)	N/A	(3,386)	(1,599)	N/A	(8,224)	(489)	N/A
Net Increase/(Decrease) in Fund Shares	8,091	22,191	N/A	2,658	10,254	N/A	24,991	14,248	N/A
Shares Outstanding, Beginning of Period	22,191	–	N/A	10,254	–	N/A	14,248	–	N/A
Shares Outstanding, End of Period	30,282	22,191	N/A	12,912	10,254	N/A	39,239	14,248	N/A

94 | June 30, 2010

For the eight-month fiscal period ended June 30, 2010
and each fiscal year ended October 31	Janus Flexible			Janus High-Yield			Janus Short-Term
(all numbers in thousands)	Bond Fund			Fund			Bond Fund
Bond	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)

Transactions in Fund Shares – Class C Shares:
Shares sold	9,785	5,693	N/A	2,131	2,957	N/A	14,371	7,829	N/A
Shares issued in connection with acquisition (Note 10)	N/A	11,050	N/A	N/A	4,978	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	276	80	N/A	303	138	N/A	104	14	N/A
Shares repurchased	(3,412)	(1,343)	N/A	(1,781)	(623)	N/A	(1,751)	(134)	N/A
Net Increase/(Decrease) in Fund Shares	6,649	15,480	N/A	653	7,450	N/A	12,724	7,709	N/A
Shares Outstanding, Beginning of Period	15,480	–	N/A	7,450	–	N/A	7,709	–	N/A
Shares Outstanding, End of Period	22,129	15,480	N/A	8,103	7,450	N/A	20,433	7,709	N/A
Transactions in Fund Shares – Class D Shares:(4)
Shares sold	6,826	N/A	N/A	2,273	N/A	N/A	10,119	N/A	N/A
Shares issued in connection with restructuring (Note 9)	58,707	N/A	N/A	30,451	N/A	N/A	75,849	N/A	N/A
Reinvested dividends and distributions	925	N/A	N/A	815	N/A	N/A	695	N/A	N/A
Shares repurchased	(4,254)	N/A	N/A	(4,187)	N/A	N/A	(13,193)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	62,204	N/A	N/A	29,352	N/A	N/A	73,470	N/A	N/A
Shares Outstanding, Beginning of Period	–	N/A	N/A	–	N/A	N/A	–	N/A	N/A
Shares Outstanding, End of Period	62,204	N/A	N/A	29,352	N/A	N/A	73,470	N/A	N/A
Transactions in Fund Shares – Class I Shares:
Shares sold	38,926	29,763	N/A	7,474	1,894	N/A	48,512	23,311	N/A
Shares issued in connection with acquisition (Note 10)	N/A	14,545	N/A	N/A	1,551	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	1,606	275	N/A	215	55	N/A	165	5	N/A
Shares repurchased	(12,291)	(1,083)	N/A	(1,709)	(838)	N/A	(16,030)	(503)	N/A
Net Increase/(Decrease) in Fund Shares	28,241	43,500	N/A	5,980	2,662	N/A	32,647	22,813	N/A
Shares Outstanding, Beginning of Period	43,500	–	N/A	2,662	–	N/A	22,813	–	N/A
Shares Outstanding, End of Period	71,741	43,500	N/A	8,642	2,662	N/A	55,460	22,813	N/A
Transactions in Fund Shares – Class R Shares:
Shares sold	329	197	N/A	93	5	N/A	N/A	N/A	N/A
Shares issued in connection with acquisition (Note 10)	N/A	136	N/A	N/A	107	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	10	3	N/A	6	4	N/A	N/A	N/A	N/A
Shares repurchased	(117)	(36)	N/A	(111)	–	N/A	N/A	N/A	N/A
Net Increase/(Decrease) in Fund Shares	222	300	N/A	(12)	116	N/A	N/A	N/A	N/A
Shares Outstanding, Beginning of Period	300	–	N/A	116	–	N/A	N/A	N/A	N/A
Shares Outstanding, End of Period	522	300	N/A	104	116	N/A	N/A	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	2,932	2,340	N/A	387	364	N/A	1,571	2,246	N/A
Shares issued in connection with acquisition (Note 10)	N/A	6,074	N/A	N/A	470	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	198	83	N/A	36	14	N/A	15	3	N/A
Shares repurchased	(4,152)	(1,726)	N/A	(376)	(144)	N/A	(1,406)	(760)	N/A
Net Increase/(Decrease) in Fund Shares	(1,022)	6,771	N/A	47	704	N/A	180	1,489	N/A
Shares Outstanding, Beginning of Period	6,771	–	N/A	704	–	N/A	1,489	–	N/A
Shares Outstanding, End of Period	5,749	6,771	N/A	751	704	N/A	1,669	1,489	N/A

Janus Bond & Money Market Funds | 95

Notes to Financial Statements (continued)

For the eight-month fiscal period ended June 30, 2010
and each fiscal year ended October 31	Janus Flexible			Janus High-Yield			Janus Short-Term
(all numbers in thousands)	Bond Fund			Fund			Bond Fund
Bond	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)

Transactions in Fund Shares – Class T Shares:(5)
Shares sold	31,506	46,972	35,302	33,154	62,740	12,184	440,032	419,692	42,691
Shares reorganized in connection with restructuring (Note 9)	(58,707)	N/A	N/A	(30,451)	N/A	N/A	(75,849)	N/A	N/A
Reinvested dividends and distributions	2,609	3,739	3,631	5,044	8,890	4,476	8,520	6,288	2,267
Shares repurchased	(19,759)	(27,903)	(37,789)	(30,478)	(20,129)	(23,865)	(135,349)	(111,230)	(23,928)
Net Increase/(Decrease) in Fund Shares	(44,351)	22,808	1,144	(22,731)	51,501	(7,205)	237,354	314,750	21,030
Shares Outstanding, Beginning of Period	104,319	81,511	80,367	106,423	54,922	62,127	395,626	80,876	59,846
Shares Outstanding, End of Period	59,968	104,319	81,511	83,692	106,423	54,922	632,980	395,626	80,876

(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(3)	Period from November 1, 2007 through October 31, 2008.
(4)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) to June 30, 2010.
(5)	Formerly named Class J Shares.

For the eight-month fiscal period ended June 30, 2010
and each fiscal year ended October 31
(all numbers in thousands)	Janus Money Market Fund			Janus Government Money Market Fund
Money Market	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)

Transactions in Fund Shares – Class D Shares:(4)
Shares sold	260,518	N/A	N/A	37,209	N/A	N/A
Shares issued in connection with restructuring (Note 9)	1,291,105	N/A	N/A	214,931	N/A	N/A
Reinvested dividends and distributions	20	N/A	N/A	29	N/A	N/A
Shares repurchased	(314,631)	N/A	N/A	(40,409)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	1,237,012	N/A	N/A	211,760	N/A	N/A
Shares Outstanding, Beginning of Period	–	N/A	N/A	–	N/A	N/A
Shares Outstanding, End of Period	1,237,012	N/A	N/A	211,760	N/A	N/A
Transactions in Fund Shares – Class T Shares:(5)
Shares sold	218,277	697,726	1,521,432	22,511	102,392	247,174
Shares reorganized in connection with restructuring (Note 9)	(1,291,105)	N/A	N/A	(214,931)	N/A	N/A
Reinvested dividends and distributions	18	3,100	46,528	3	242	5,174
Shares repurchased	(278,694)	(1,166,590)	(1,306,364)	(31,658)	(186,385)	(128,213)
Net Increase/(Decrease) in Fund Shares	(1,351,504)	(465,764)	261,596	(224,075)	(83,751)	124,135
Shares Outstanding, Beginning of Period	1,517,736	1,983,500	1,721,904	228,517	312,268	188,133
Shares Outstanding, End of Period	166,232	1,517,736	1,983,500	4,442	228,517	312,268

(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from November 1, 2008 through October 31, 2009.
(3)	Period from November 1, 2007 through October 31, 2008.
(4)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) to June 30, 2010.
(5)	Formerly named Class J Shares.

96 | June 30, 2010

8.	Purchases and Sales of Investment Securities

For the eight-month fiscal period ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Bond
Janus Flexible Bond Fund	$1,338,911,686	$1,245,064,427	$1,146,617,121	$687,222,545
Janus High-Yield Fund	792,537,323	681,307,571	–	–
Janus Short-Term Bond Fund	948,340,894	502,606,279	857,336,000	134,808,000

9.	Shares Issued in Connection with Restructuring

Effective February 16, 2010, Class J Shares were renamed Class T Shares and are available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus were moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares commenced operations on February 16, 2010. The shares issued in connection with the restructuring from Class J Shares to Class D Shares are reflected on the Statements of Changes in Net Assets.

10.	Fund Acquisition

On July 6, 2009, Janus Flexible Bond Fund and Janus High-Yield Fund acquired all of the net assets of Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund, respectively, pursuant to separate plans of reorganization approved by the Trustees of the Trust. The reorganization involved certain funds that were a series of the Janus Adviser Series trust (“JAD Trust”) being merged into corresponding funds of the Trust. The reorganization was accomplished by a tax-free exchange of the series of the JAD Trust for the series of the Trust. The table below reflects the merger activity.

						Target Fund’s
						Unrealized
	Target Fund’s	Target Fund’s	Acquiring Fund’s	Acquiring Fund’s	Combined	Appreciation/
	Shares Outstanding	Net Assets	Shares Issued	Net Assets	Net Assets	(Depreciation)
Fund	Prior to Merger	Prior to Merger	in Merger	Prior to Merger	after Merger	Prior to Merger

Bond
Janus Flexible Bond Fund	40,252,957	$502,967,658	50,427,335	$948,343,596	$1,451,311,254	$(13,275,300)
Janus High-Yield Fund	14,642,660	111,693,397	14,681,438	653,584,506	765,277,903	(3,617,428)

11.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital

Janus Bond & Money Market Funds | 97

Notes to Financial Statements (continued)

Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit Court of Appeals.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

12.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” This Accounting Standards Update will enhance and clarify existing fair value measurement disclosures. The required disclosures are effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Funds’ financial statement disclosures.

13.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2010 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

98 | June 30, 2010

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, Janus Money Market Fund, and Janus Government Money Market Fund (five of the funds constituting the Janus Investment Fund Trust, hereafter referred to as the “Funds”) at June 30, 2010 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 18, 2010

Janus Bond & Money Market Funds | 99

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

100 | June 30, 2010

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

Janus Bond & Money Market Funds | 101

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total

102 | June 30, 2010

return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Bond & Money Market Funds | 103

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the fiscal period ended June 30, 2010:

Capital Gain Distributions

Fund

Bond
Janus Flexible Bond Fund	$2,561,178
Janus Short-Term Bond Fund	407,134

104 | June 30, 2010

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

					Other Directorships
				Number of Funds in	Held by Trustee
	Positions Held	Length of	Principal Occupations	Fund Complex	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	48	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	48	Formerly, Director of Envysion, Inc. (internet technology); Lijit Networks, Inc. (internet technology); LogRhythm Inc. (software solutions); IZZE Beverages; Ancestry.com, Inc. (genealogical research website); and Trustee and Chairman of RS Investment Trust.

Janus Bond & Money Market Funds | 105

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
				Number of Funds in	Held by Trustee
	Positions Held	Length of	Principal Occupations	Fund Complex	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	48	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Member of the Board of Governors for Argonne National Laboratory.

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	48	Trustee of PayPal Funds (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	48*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc. (RRGB); and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	48	Director of Red Robin Gourmet Burgers, Inc. (RRGB).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	48	None

*  Mr. Mullen also serves as director of Janus Capital Funds Plc (‘‘JCF”), an offshore product, consisting of 17 funds. Including JCF and the 48 funds comprising the Janus funds, Mr. Mullen oversees 65 funds.

106 | June 30, 2010

TRUSTEES (continued)

					Other Directorships
				Number of Funds in	Held by Trustee
	Positions Held	Length of	Principal Occupations	Fund Complex	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	48	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	48	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions to corporate clients).

Janus Bond & Money Market Funds | 107

Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio
Manager Janus High-Yield Fund
Executive Vice President and Co-Portfolio
Manager Janus Flexible Bond Fund
Executive Vice President and Co-Portfolio
	Manager Janus Short-Term Bond Fund	12/03-Present 5/07-Present 7/10-Present**	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital.

David Spilsted 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Government Money Market Fund and Janus Money Market Fund	9/09-Present	Portfolio Manager for other Janus accounts.

J. Eric Thorderson 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Government Money Market Fund Executive Vice President and Co-Portfolio Manager Janus Money Market Fund	2/99-Present 2/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Flexible Bond Fund and Janus Short-Term Bond Fund Executive Vice President and Co-Portfolio Manager Janus High-Yield Fund	5/07-Present 7/08-Present	Vice President and Research Analyst of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

**  Effective July 1, 2010, Gibson Smith replaced Jason Groom as co-portfolio manager.

108 | June 30, 2010

OFFICERS (continued)

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Bond & Money Market Funds | 109

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Funds was held on June 10, 2010. At the meeting, the following matter was voted on and approved by the Shareholders. Each vote reported represents one dollar of net asset value held on the record date of the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal 1
To elect nine Trustees, each of whom is considered “independent.”

		Number of Votes			Percentage of Total Outstanding Votes			Percentage of Voted
Trustees	Record Date Votes	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total

Jerome S. Contro	93,164,070,144	55,991,400,493	2,811,668,991	58,803,069,484	60.100%	3.018%	63.118%	95.218%	4.782%	100.000%
William F. McCalpin	93,164,070,144	55,992,793,728	2,810,275,756	58,803,069,484	60.102%	3.016%	63.118%	95.221%	4.779%	100.000%
John W. McCarter, Jr.	93,164,070,144	55,954,311,420	2,848,758,064	58,803,069,484	60.060%	3.058%	63.118%	95.155%	4.845%	100.000%
Dennis B. Mullen	93,164,070,144	55,978,512,378	2,824,557,106	58,803,069,484	60.086%	3.032%	63.118%	95.197%	4.803%	100.000%
James T. Rothe	93,164,070,144	55,983,957,794	2,819,111,690	58,803,069,484	60.092%	3.026%	63.118%	95.206%	4.794%	100.000%
William D. Stewart	93,164,070,144	55,987,683,815	2,815,385,669	58,803,069,484	60.096%	3.022%	63.118%	95.212%	4.788%	100.000%
Martin H. Waldinger	93,164,070,144	55,947,439,881	2,855,629,603	58,803,069,484	60.053%	3.065%	63.118%	95.144%	4.856%	100.000%
Linda S. Wolf	93,164,070,144	55,983,340,411	2,819,729,073	58,803,069,484	60.091%	3.027%	63.118%	95.205%	4.795%	100.000%
John P. McGonigle	93,164,070,144	55,989,461,018	2,813,608,466	58,803,069,484	60.098%	3.020%	63.118%	95.215%	4.785%	100.000%

110 | June 30, 2010

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111

Notes

112 | June 30, 2010

Notes

Janus Bond & Money Market Funds | 113

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (8/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0710-266	8-31-10 125-02-93004 09-10

2010 ANNUAL REPORT

Janus Risk-Managed Funds

INTECH Risk-Managed Core Fund
INTECH Risk-Managed Growth Fund
INTECH Risk-Managed International Fund
INTECH Risk-Managed Value Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Risk-Managed Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ investment personnel as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ investment personnel may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Funds’ investment personnel in the Management Commentaries are just that: opinions. They are a reflection of the investment personnel’s best judgment at the time this report was compiled, which was June 30, 2010. As the investing environment changes, so could the investment personnel’s opinions. These views are unique to the investment personnel and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares only); administrative, networking or omnibus fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2010 to June 30, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares only), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least February 16, 2011. Expenses in the examples reflect application of these waivers. Had the waivers not been in

Janus Risk-Managed Funds | 1

effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the Funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

2 | JUNE 30, 2010

INTECH Risk-Managed Core Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.
Managed by INTECH Investment Management LLC

Performance Overview

For the eight-month period ended June 30, 2010, INTECH Risk-Managed Core Fund’s Class T Shares returned 2.29%. This compares to the 0.86% return posted by the S&P 500 Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

INTECH’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the S&P 500 Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any stock in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 23 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the S&P 500 Index over the long term, while attempting to manage risk relative to the benchmark. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest revisions, we will continue implementing changes that we believe have the potential to improve the long-term results for our clients.

Thank you for your investment in INTECH Risk-Managed Core Fund.

Janus Risk-Managed Funds | 3

INTECH Risk-Managed Core Fund (unaudited)

INTECH Risk-Managed Core Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2010

Exxon Mobil Corp. Oil Companies – Integrated	4.5%
Apple, Inc. Computers	2.9%
Microsoft Corp. Applications Software	2.4%
AT&T, Inc. Telephone – Integrated	2.3%
Merck & Co., Inc. Medical – Drugs	2.0%

14.1%

Asset Allocation – (% of Net Assets)
As of June 30, 2010

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2010

As of October 31, 2009

4 | JUNE 30, 2010

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2010					Expense Ratios – per the February 16, 2010 prospectuses
	Eight-Month
	Fiscal Period
	Ended	One	Five	Since	Total Annual Fund	Net Annual Fund
	6/30/10	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Risk-Managed Core Fund – Class A Shares

NAV	2.11%	13.77%	–1.58%	5.33%	1.13%	1.01%

MOP	–3.72%	7.23%	–2.74%	4.48%

INTECH Risk-Managed Core Fund – Class C Shares

NAV	1.82%	12.97%	–2.26%	4.58%	2.07%	1.76%

CDSC	0.80%	11.84%	–2.26%	4.58%

INTECH Risk-Managed Core Fund – Class D Shares(1)	2.38%	14.17%	–1.28%	5.65%	0.79%	0.75%

INTECH Risk-Managed Core Fund – Class I Shares	2.51%	14.17%	–1.28%	5.65%	0.68%	0.68%

INTECH Risk-Managed Core Fund – Class S Shares	2.16%	13.76%	–1.73%	5.15%	1.17%	1.17%

INTECH Risk-Managed Core Fund – Class T Shares	2.29%	14.17%	–1.28%	5.65%	0.92%	0.88%

S&P 500® Index	0.86%	14.43%	–0.79%	4.88%

Lipper Quartile – Class T Shares	–	3rd	3rd	2nd

Lipper Ranking – based on total returns for Multi-Cap Core Funds	–	450/830	404/572	184/398

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Risk-Managed Funds | 5

INTECH Risk-Managed Core Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The voluntary waiver of the Fund’s management fee terminated June 25, 2004. Without such waivers, total returns from inception to June 25, 2004 would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings, real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, the Fund’s Class J Shares were renamed Class T Shares.

Effective February 16, 2010, the Fund’s Class J Shares accounts held directly with Janus were moved into the newly created Class D Shares.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. The performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010 reflects the performance of the Fund’s former Class J Shares. If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

6 | JUNE 30, 2010

(unaudited)

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 28, 2003
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$939.60	$5.15

Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$938.60	$7.02

Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.30

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(6/30/10)	(2/16/10 - 6/30/10)*

Actual	$1,000.00	$980.80	$2.20

Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$942.20	$2.55

Hypothetical (5% return before expenses)	$1,000.00	$1,022.17	$2.66

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$940.40	$4.81

Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares**	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$941.30	$3.75

Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	$3.91

†	Expenses are equal to the annualized expense ratio of 1.07% for Class A Shares, 1.46% for Class C Shares, 0.53% for Class I Shares, 1.00% for Class S Shares and 0.78% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to June 30, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.60% for Class D Shares multiplied by the average account value over the period, multiplied by 135/365 (to reflect the period); however, hypothetical expenses are multiplied by 181/365 (to reflect a one-half year period). Expenses include effect of contractual waivers by Janus Capital.
**	Formerly named Class J Shares.

Janus Risk-Managed Funds | 7

INTECH Risk-Managed Core Fund

Schedule of Investments

As of June 30, 2010

Shares		Value

Common Stock – 99.5%
Advertising Agencies – 0.1%
4,000	Omnicom Group, Inc.	$137,200
Aerospace and Defense – 0.7%
9,500	Boeing Co.	596,125
5,600	General Dynamics Corp.	327,936
2,900	Northrop Grumman Corp.	157,876
1,200	Raytheon Co.	58,068
15,300	Rockwell Collins, Inc.	812,889
		1,952,894
Aerospace and Defense – Equipment – 0.7%
10,000	B.F. Goodrich Co.	662,500
17,100	United Technologies Corp.	1,109,961
		1,772,461
Agricultural Chemicals – 0%
500	CF Industries Holdings, Inc.	31,725
Airlines – 0.8%
191,100	Southwest Airlines Co.	2,123,121
Apparel Manufacturers – 0.5%
9,600	Coach, Inc.	350,880
14,800	Polo Ralph Lauren Corp.	1,079,808
		1,430,688
Appliances – 0.6%
18,400	Whirlpool Corp.	1,615,888
Applications Software – 3.4%
17,700	Citrix Systems, Inc.*	747,471
278,400	Microsoft Corp.	6,405,984
21,700	Red Hat, Inc.*	627,998
15,300	Salesforce.com, Inc.*	1,313,046
		9,094,499
Audio and Video Products – 0.3%
25,400	Harman International Industries, Inc.*	759,206
Automotive – Cars and Light Trucks – 0.8%
196,900	Ford Motor Co.*	1,984,752
Automotive – Truck Parts and Equipment – Original – 0.1%
9,100	Johnson Controls, Inc.	244,517
Beverages – Non-Alcoholic – 2.8%
62,000	Coca-Cola Co.	3,107,440
17,600	Coca-Cola Enterprises, Inc.	455,136
43,600	Dr. Pepper Snapple Group, Inc.	1,630,204
38,344	PepsiCo, Inc.	2,337,067
		7,529,847
Beverages – Wine and Spirits – 0.3%
1,100	Brown-Forman Corp. – Class B	62,953
48,400	Constellation Brands, Inc. – Class A*	756,008
		818,961
Broadcast Services and Programming – 0.5%
6,300	Discovery Holding Co. – Class A*	224,973
24,300	Scripps Networks Interactive, Inc. – Class A	980,262
		1,205,235
Cable/Satellite TV – 0.6%
14,300	Comcast Corp. – Class A	248,391
10,200	DIRECTV – Class A*	345,984
19,700	Time Warner Cable, Inc. – Class A	1,025,976
		1,620,351
Chemicals – Diversified – 0.8%
41,900	Dow Chemical Co.	993,868
2,600	E.I. du Pont de Nemours & Co.	89,934
18,300	PPG Industries, Inc.	1,105,503
		2,189,305
Chemicals – Specialty – 0.1%
2,800	Eastman Chemical Co.	149,408
1,600	International Flavors & Fragrances, Inc.	67,872
		217,280
Coal – 0.1%
8,800	Massey Energy Co.	240,680
Commercial Banks – 0.8%
17,400	BB&T Corp.	457,794
10,300	M&T Bank Corp.	874,985
105,400	Regions Financial Corp.	693,532
400	Zions Bancorporation	8,628
		2,034,939
Commercial Services – Finance – 0.7%
19,100	H&R Block, Inc.	299,679
1,600	MasterCard, Inc. – Class A	319,248
2,900	Total System Services, Inc.	39,440
16,800	Visa, Inc. – Class A	1,188,600
		1,846,967
Computer Services – 1.5%
68,600	Cognizant Technology Solutions Corp.*	3,434,116
11,500	Computer Sciences Corp.	520,375
		3,954,491
Computers – 6.4%
30,700	Apple, Inc.*	7,721,971
29,500	Dell, Inc.*	355,770
99,000	Hewlett-Packard Co.	4,284,720
38,500	International Business Machines Corp.	4,753,980
		17,116,441
Computers – Integrated Systems – 0.2%
13,700	Terdata Corp.*	417,576
Computers – Memory Devices – 1.9%
30,800	EMC Corp.*	563,640
69,500	NetApp, Inc.*	2,593,045
22,500	SanDisk Corp.*	946,575
29,900	Western Digital Corp.*	901,784
		5,005,044
Computers – Peripheral Equipment – 0.3%
19,800	Lexmark International, Inc. – Class A*	653,994
Consumer Products – Miscellaneous – 0.1%
3,700	Kimberly-Clark Corp.	224,331
Cosmetics and Toiletries – 2.8%
12,900	Avon Products, Inc.	341,850
12,300	Colgate-Palmolive Co.	968,748
26,200	Estee Lauder Cos., Inc. – Class A	1,460,126
76,075	Procter & Gamble Co.	4,562,979
		7,333,703
Data Processing and Management – 0.1%
6,700	Fidelity National Information Services, Inc.	179,694
Dental Supplies and Equipment – 0.2%
18,000	Patterson Companies, Inc.	513,540

See Notes to Schedules of Investments and Financial Statements.

8 | JUNE 30, 2010

Schedule of Investments

As of June 30, 2010

Shares		Value

Dialysis Centers – 0.5%
21,700	DaVita, Inc.*	$1,354,948
Diversified Banking Institutions – 1.3%
72,606	Bank of America Corp.	1,043,348
3,100	Goldman Sachs Group, Inc.	406,937
52,526	JPMorgan Chase & Co.	1,922,977
		3,373,262
Diversified Operations – 3.3%
25,900	3M Co.	2,045,841
7,500	Eaton Corp.	490,800
332,100	General Electric Co.	4,788,882
200	Honeywell International, Inc.	7,806
5,500	Illinois Tool Works, Inc.	227,040
7,900	Leggett & Platt, Inc.	158,474
64,000	Textron, Inc.	1,086,080
		8,804,923
E-Commerce/Products – 1.0%
23,500	Amazon.com, Inc.*	2,567,610
E-Commerce/Services – 1.6%
71,800	eBay, Inc.*	1,407,998
8,200	Expedia, Inc.	153,996
14,600	priceline.com, Inc.*	2,577,484
		4,139,478
Electric – Generation – 0.2%
58,500	AES Corp.*	540,540
Electric – Integrated – 2.5%
19,100	Ameren Corp.	454,007
12,300	American Electric Power Company, Inc.	397,290
7,600	Consolidated Edison, Inc.	327,560
8,800	Constellation Energy Group, Inc.	283,800
1,900	Dominion Resources, Inc.	73,606
36,800	DTE Energy Co.	1,678,448
23,900	Duke Energy Corp.	382,400
21,300	Integrys Energy Group, Inc.	931,662
60,700	Pepco Holdings, Inc.	951,776
2,600	PG&E Corp.	106,860
12,900	Pinnacle West Capital Corp.	469,044
33,800	TECO Energy, Inc.	509,366
2,300	Wisconsin Energy Corp.	116,702
		6,682,521
Electric Products – Miscellaneous – 0%
2,300	Emerson Electric Co.	100,487
Electronic Components – Miscellaneous – 0.2%
47,100	Jabil Circuit, Inc.	626,430
Electronic Components – Semiconductors – 1.8%
112,900	Advanced Micro Devices, Inc.*	826,428
3,900	Altera Corp.	96,759
84,800	Intel Corp.	1,649,360
1,200	Microchip Technology, Inc.	33,288
53,900	Micron Technology, Inc.*	457,611
1,100	Nvidia Corp.*	11,231
18,700	QLogic Corp.*	310,794
58,400	Texas Instruments, Inc.	1,359,552
		4,745,023
Electronic Connectors – 0%
1,200	Amphenol Corp. – Class A	47,136
Electronic Forms – 0.1%
14,100	Adobe Systems, Inc.*	372,663
Electronic Measuring Instruments – 1.1%
93,400	Agilent Technologies, Inc.*	2,655,362
13,200	FLIR Systems, Inc.*	383,988
		3,039,350
Electronics – Military – 0.1%
1,900	L-3 Communications Holdings, Inc.	134,596
Enterprise Software/Services – 0.6%
74,277	Oracle Corp.	1,593,984
Filtration and Separations Products – 0%
1,800	Pall Corp.	61,866
Finance – Consumer Loans – 0.1%
24,200	SLM Corp.*	251,438
Finance – Credit Card – 0.8%
42,600	American Express Co.	1,691,220
30,600	Discover Financial Services	427,788
		2,119,008
Finance – Other Services – 0%
300	CME Group, Inc.	84,465
Food – Confectionery – 0.6%
26,700	J.M. Smucker Co.	1,607,874
Food – Meat Products – 0.1%
19,400	Tyson Foods, Inc. – Class A	317,966
Food – Miscellaneous/Diversified – 2.4%
15,400	Campbell Soup Co.	551,782
14,200	ConAgra Foods, Inc.	331,144
58,400	General Mills, Inc.	2,074,368
10,400	H.J. Heinz Co.	449,488
19,300	Kellogg Co.*	970,790
12,800	Kraft Foods, Inc. – Class A	358,400
3,300	McCormick & Co., Inc.	125,268
111,300	Sara Lee Corp.	1,569,330
		6,430,570
Food – Retail – 0.3%
3,000	Safeway, Inc.	58,980
18,600	Whole Foods Market, Inc.*	669,972
		728,952
Food – Wholesale/Distribution – 0.1%
5,600	Sysco Corp.	159,992
Gas – Distribution – 0.8%
86,700	CenterPoint Energy, Inc.	1,140,972
5,300	Nicor, Inc.	214,650
45,100	NiSource, Inc.	653,950
		2,009,572
Home Decoration Products – 0.1%
23,600	Newell Rubbermaid, Inc.	345,504
Hotels and Motels – 0.4%
3,700	Starwood Hotels & Resorts Worldwide, Inc.	153,291
42,500	Wyndham Worldwide Corp.	855,950
		1,009,241
Industrial Automation and Robotics – 0.5%
29,500	Rockwell Automation, Inc.	1,448,155

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 9

INTECH Risk-Managed Core Fund

Schedule of Investments

As of June 30, 2010

Shares		Value

Industrial Gases – 0.2%
7,300	Air Products & Chemicals, Inc.	$473,113
3,000	Airgas, Inc.	186,600
		659,713
Instruments – Scientific – 0.3%
13,300	PerkinElmer, Inc.	274,911
1,100	Thermo Fisher Scientific, Inc.*	53,955
8,600	Waters Corp.*	556,420
		885,286
Internet Infrastructure Software – 0.1%
7,500	Akamai Technologies, Inc.*	304,275
Investment Management and Advisory Services – 1.1%
22,600	Ameriprise Financial, Inc.	816,538
22,600	Franklin Resources, Inc.	1,947,894
900	T. Rowe Price Group, Inc.	39,951
		2,804,383
Life and Health Insurance – 0.2%
14,300	AFLAC, Inc.	610,181
Machinery – Construction and Mining – 0.6%
26,300	Caterpillar, Inc.	1,579,841
Medical – Biomedical and Genetic – 0.7%
6,900	Amgen, Inc.*	362,940
9,600	Celgene Corp.*	487,872
20,600	Life Technologies Corp.*	973,350
		1,824,162
Medical – Drugs – 4.9%
43,300	Abbott Laboratories	2,025,574
1,700	Allergan, Inc.	99,042
57,700	Bristol-Myers Squibb Co.	1,439,038
3,700	Cephalon, Inc.*	209,975
12,400	Forest Laboratories, Inc.*	340,132
38,300	King Pharmaceuticals, Inc.*	290,697
153,186	Merck & Co., Inc.	5,356,914
226,483	Pfizer, Inc.	3,229,648
		12,991,020
Medical – Generic Drugs – 0.4%
59,500	Mylan, Inc.*	1,013,880
3,300	Watson Pharmaceuticals, Inc.*	133,881
		1,147,761
Medical – HMO – 2.5%
11,400	Aetna, Inc.	300,732
61,800	CIGNA Corp.	1,919,508
27,700	Coventry Health Care, Inc.*	489,736
44,200	Humana, Inc.*	2,018,614
16,400	UnitedHealth Group, Inc.	465,760
27,700	WellPoint, Inc.*	1,355,361
		6,549,711
Medical – Hospitals – 0.2%
124,600	Tenet Healthcare Corp.*	540,764
Medical – Wholesale Drug Distributors – 2.7%
62,900	AmerisourceBergen Corp.	1,997,075
66,000	Cardinal Health, Inc.	2,218,260
43,100	McKesson Corp.	2,894,596
		7,109,931
Medical Information Systems – 0.1%
3,300	Cerner Corp.*	250,437
Medical Instruments – 1.5%
8,700	Intuitive Surgical, Inc.*	2,745,894
31,600	Medtronic, Inc.	1,146,132
		3,892,026
Medical Products – 4.3%
4,800	Baxter International, Inc.	195,072
43,600	Carefusion Corp.*	989,720
40,700	Hospira, Inc.*	2,338,215
75,900	Johnson & Johnson	4,482,654
26,000	Stryker Corp.	1,301,560
24,300	Varian Medical Systems, Inc.*	1,270,404
18,100	Zimmer Holdings, Inc.*	978,305
		11,555,930
Metal – Iron – 0.2%
10,200	Cliffs Natural Resources, Inc.	481,032
Metal Processors and Fabricators – 0.4%
10,200	Precision Castparts Corp.	1,049,784
Multi-Line Insurance – 1.3%
2,200	Allstate Corp.	63,206
200	American International Group, Inc.*	6,888
700	Assurant, Inc.	24,290
124,800	Genworth Financial, Inc. – Class A*	1,631,136
12,700	Hartford Financial Services Group, Inc.	281,051
18,000	Loews Corp.	599,580
56,600	XL Capital, Ltd. – Class A*	906,166
		3,512,317
Multimedia – 0.8%
22,500	News Corp. – Class A	269,100
4,199	Time Warner, Inc.	121,393
38,500	Viacom, Inc. – Class B	1,207,745
19,600	Walt Disney Co.	617,400
		2,215,638
Networking Products – 1.4%
177,000	Cisco Systems, Inc.*	3,771,870
Non-Hazardous Waste Disposal – 0%
2,900	Waste Management, Inc.	90,741
Office Supplies and Forms – 0.1%
11,600	Avery Dennison Corp.	372,708
Oil – Field Services – 0.5%
3,414	Baker Hughes, Inc.	141,920
18,300	Halliburton Co.	449,265
8,500	Schlumberger, Ltd. (U.S. Shares)	470,390
7,000	Smith International, Inc.	263,550
		1,325,125
Oil Companies – Exploration and Production – 0.5%
7,700	Anadarko Petroleum Corp.	277,893
2,900	Occidental Petroleum Corp.	223,735
11,500	Pioneer Natural Resources Co.	683,675
		1,185,303
Oil Companies – Integrated – 5.6%
41,430	Chevron Corp.	2,811,440
5,600	ConocoPhillips	274,904
209,100	Exxon Mobil Corp.	11,933,337
		15,019,681

See Notes to Schedules of Investments and Financial Statements.

10 | JUNE 30, 2010

Schedule of Investments

As of June 30, 2010

Shares		Value

Oil Field Machinery and Equipment – 0%
2,500	Cameron International Corp.*	$81,300
100	FMC Technologies, Inc.*	5,266
		86,566
Paper and Related Products – 0.4%
11,900	International Paper Co.	269,297
37,400	MeadWestvaco Corp.	830,280
		1,099,577
Pharmacy Services – 1.3%
35,100	Express Scripts, Inc. – Class A*	1,650,402
32,560	Medco Health Solutions, Inc.*	1,793,405
		3,443,807
Photo Equipment and Supplies – 0.1%
46,600	Eastman Kodak Co.*	202,244
Pipelines – 0.5%
26,000	Oneok, Inc.	1,124,500
6,400	Spectra Energy Corp.	128,448
		1,252,948
Printing – Commercial – 0.3%
55,400	R.R. Donnelley & Sons Co.	906,898
Property and Casualty Insurance – 0.1%
1,400	Chubb Corp.	70,014
5,700	Travelers Cos., Inc.	280,725
		350,739
Publishing – Newspapers – 0.4%
72,000	Gannett Company, Inc.	969,120
12,400	New York Times Co. – Class A*	107,260
200	Washington Post Co. – Class B	82,096
		1,158,476
Reinsurance – 0.4%
14,596	Berkshire Hathaway, Inc. – Class B*	1,163,155
REIT – Apartments – 0.4%
21,700	Apartment Investment & Management Co. – Class A	420,329
900	Avalonbay Communities, Inc.	84,033
12,500	Equity Residential	520,500
		1,024,862
REIT – Diversified – 0%
1,000	Vornado Realty Trust	72,950
REIT – Health Care – 0.2%
1,400	Heath Care REIT, Inc.	58,968
7,900	Ventas, Inc.	370,905
		429,873
REIT – Regional Malls – 0.1%
3,607	Simon Property Group, Inc.	291,265
REIT – Warehouse/Industrial – 0%
5,700	ProLogis	57,741
Retail – Apparel and Shoe – 1.0%
9,600	Gap, Inc.	186,816
70,800	Limited Brands, Inc.	1,562,556
29,800	Urban Outfitters, Inc.*	1,024,822
		2,774,194
Retail – Automobile – 0.1%
6,200	Carmax, Inc.*	123,380
Retail – Consumer Electronics – 0.1%
13,500	RadioShack Corp.	263,385
Retail – Discount – 0.8%
3,300	Big Lots, Inc.*	105,897
16,500	Costco Wholesale Corp.	904,695
3,400	Family Dollar Stores, Inc.	128,146
6,500	Target Corp.	319,605
16,400	Wal-Mart Stores, Inc.	788,348
		2,246,691
Retail – Drug Store – 0.3%
29,100	Walgreen Co.	776,970
Retail – Jewelry – 0.4%
29,700	Tiffany & Co.	1,125,927
Retail – Major Department Stores – 0.4%
9,200	Nordstrom, Inc.	296,148
700	Sears Holdings Corp.*	45,255
20,100	TJX Cos., Inc.	843,195
		1,184,598
Retail – Regional Department Stores – 0.1%
6,000	Kohl’s Corp.*	285,000
Retail – Restaurants – 0.9%
1,700	Darden Restaurants, Inc.	66,045
5,900	McDonald’s Corp.	388,633
80,500	Starbucks Corp.	1,956,150
		2,410,828
Schools – 0.3%
16,600	Devry, Inc.	871,334
Semiconductor Components/Integrated Circuits – 0.2%
20,200	Analog Devices, Inc.	562,772
Semiconductor Equipment – 0%
3,000	KLA-Tencor Corp.	83,640
Steel – Specialty – 0%
1,600	Allegheny Technologies, Inc.	70,704
Super-Regional Banks – 2.0%
2,600	Capital One Financial Corp.	104,780
22,400	Comerica, Inc.	824,992
120,800	Fifth Third Bancorp	1,484,632
21,500	PNC Financial Services Group, Inc.	1,214,750
6,900	SunTrust Banks, Inc.	160,770
12,600	U.S. Bancorp	281,610
43,780	Wells Fargo & Co.	1,120,768
		5,192,302
Telecommunication Equipment – 0.6%
38,000	Harris Corp.	1,582,700
Telecommunication Equipment – Fiber Optics – 0.1%
28,500	JDS Uniphase Corp.*	280,440
Telephone – Integrated – 2.7%
259,558	AT&T, Inc.	6,278,708
20,762	CenturyTel, Inc.	691,582
31,100	Windstream Corp.	328,416
		7,298,706
Television – 0.1%
10,100	CBS Corp. – Class B	130,593

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 11

INTECH Risk-Managed Core Fund

Schedule of Investments

As of June 30, 2010

Shares		Value

Tobacco – 1.5%
18,200	Altria Group, Inc.	$364,728
5,100	Lorillard, Inc.	367,098
26,400	Philip Morris International, Inc.	1,210,176
39,900	Reynolds American, Inc.	2,079,588
		4,021,590
Tools – Hand Held – 0.3%
18,227	Stanley Works	920,828
Toys – 0.3%
15,700	Hasbro, Inc.	645,270
5,700	Mattel, Inc.	120,612
		765,882
Transportation – Railroad – 0.5%
13,600	CSX Corp.	674,968
10,000	Norfolk Southern Corp.	530,500
		1,205,468
Transportation – Services – 0.6%
21,000	FedEx Corp.	1,472,310
1,400	Ryder System, Inc.	56,322
		1,528,632
Vitamins and Nutrition Products – 1.0%
50,700	Mead Johnson Nutrition Co. – Class A	2,541,084
Web Portals/Internet Service Providers – 1.5%
9,200	Google, Inc. – Class A*	4,093,540
Wireless Equipment – 0.2%
1,500	American Tower Corp. – Class A*	66,750
43,900	Motorola, Inc.*	286,228
5,500	QUALCOMM, Inc.	180,620
		533,598

Total Common Stock (cost $262,804,386)		265,092,391

Money Market – 0.2%
449,000	Janus Cash Liquidity Fund LLC, 0% (cost $449,000)	449,000

Total Investments (total cost $263,253,386) – 99.7%		265,541,391

Cash, Receivables and Other Assets, net of Liabilities – 0.3%		840,424

Net Assets – 100%		$266,381,815

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Cayman Islands	$906,166	0.3%
Netherlands Antilles	470,390	0.2%
United States††	264,164,835	99.5%

Total	$265,541,391	100.0%

††	Includes Cash Equivalents (99.3% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

12 | JUNE 30, 2010

INTECH Risk-Managed Growth Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.
Managed by INTECH Investment Management LLC

Performance Overview

For the eleven-month period ended June 30, 2010, INTECH Risk-Managed Growth Fund’s Class S Shares returned 7.84%. This compares to the 6.08% return posted by the Russell 1000 Growth Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the Russell 1000 Growth Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

INTECH has managed large-cap equity portfolios for more than 23 years with the goal of providing excess returns relative to the benchmark regardless of the market’s direction. While periods of underperformance can and do occur, the key is to keep such periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the Russell 1000 Growth Index over the long term, while attempting to manage risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest revisions, we will continue implementing changes that we believe have the potential to improve the long-term results for our clients.

Thank you for your investment in INTECH Risk-Managed Growth Fund.

Janus Risk-Managed Funds | 13

INTECH Risk-Managed Growth Fund (unaudited)

INTECH Risk-Managed Growth Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2010

Microsoft Corp. Applications Software	4.6%
International Business Machines Corp. Computers	3.9%
Apple, Inc. Computers	3.7%
Cisco Systems, Inc. Networking Products	3.1%
Google, Inc. – Class A Web Portals/Internet Service Providers	2.6%

17.9%

Asset Allocation – (% of Net Assets)
As of June 30, 2010

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2010

As of July 31, 2009

14 | JUNE 30, 2010

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2010					Expense Ratios – per the November 27, 2009 prospectuses
	Eleven-Month
	Fiscal Period
	Ended	One	Five	Since	Total Annual Fund	Net Annual Fund
	6/30/10	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Risk-Managed Growth Fund – Class A Shares

NAV	8.08%	15.38%	–1.62%	3.31%	0.82%	0.82%

MOP	1.84%	8.74%	–2.77%	2.70%

INTECH Risk-Managed Growth Fund – Class C Shares

NAV	7.05%	14.14%	–2.42%	2.74%	1.67%	1.67%

CDSC	5.98%	13.00%	–2.42%	2.74%

INTECH Risk-Managed Growth Fund – Class I Shares	8.39%	15.65%	–1.85%	3.31%	0.55%	0.55%

INTECH Risk-Managed Growth Fund – Class S Shares	7.84%	15.03%	–1.85%	3.31%	1.04%	1.04%

INTECH Risk-Managed Growth Fund – Class T Shares	8.11%	15.03%	–1.85%	3.31%	0.79%	0.79%

Russell 1000® Growth Index	6.08%	13.62%	0.38%	3.94%

Lipper Quartile – Class S Shares	–	3rd	4th	4th

Lipper Ranking – based on total returns for Multi-Cap Growth Funds	–	228/449	253/305	226/272

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Risk-Managed Funds | 15

INTECH Risk-Managed Growth Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The fees and expenses shown for all share classes except Class T Shares were determined based on net assets as of the fiscal year ended July 31, 2009. Expense information shown for Class T Shares reflects estimated annualized expenses that the Fund share class expects to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included in the prospectus under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings, real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares of Janus Adviser INTECH Risk-Managed Growth Fund (the “JAD predecessor fund”) into Class A Shares of the Fund. Performance shown for Class A Shares reflects the performance of the JAD predecessor fund’s Class A Shares from September 30, 2004 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class A Shares, net of any fee and expense limitations or waivers, and the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from January 2, 2003 to September 30, 2004, (prior to the reorganization). Performance shown for certain periods prior to September 30, 2004 for Class A Shares was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class A Shares of the Fund had been available during any period prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class A Shares reflects the fees and expenses of Class A Shares, net of any fee and expense limitations or waivers.

Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class C Shares of the JAD predecessor fund into Class C Shares of the Fund. Performance shown for Class C Shares reflects the performance of the JAD predecessor fund’s Class C Shares from January 2, 2003 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any fee and expense limitations or waivers. If Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class C Shares reflects the fees and expenses of Class C Shares, net of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into Class I Shares of the Fund. Performance shown for Class I Shares reflects the performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any fee and expense limitations or waivers. For the periods January 2, 2003 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). The performance shown for certain periods prior to November 28, 2005 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of the JAD predecessor fund into Class S Shares of the Fund. Performance shown for Class S Shares for periods prior to July 6, 2009 reflects the historical performance of the JAD predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any fee and expense limitations or waivers. If Class S Shares of the Fund had been available during periods prior to July 6, 2009, the

16 | JUNE 30, 2010

(unaudited)

performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class S Shares reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into the Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class S Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – January 2, 2003

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$948.80	$4.06

Hypothetical (5% return before expenses)	$1,000.00	$1,020.63	$4.21

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$947.30	$5.89

Hypothetical (5% return before expenses)	$1,000.00	$1,018.74	$6.11

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$949.20	$3.09

Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.21

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$947.20	$5.55

Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$949.30	$4.11

Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26

†	Expenses are equal to the annualized expense ratio of 0.84% for Class A Shares, 1.22% for Class C Shares, 0.64% for Class I Shares, 1.15% for Class S Shares and 0.85% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Risk-Managed Funds | 17

INTECH Risk-Managed Growth Fund

Schedule of Investments

As of June 30, 2010

Shares		Value

Common Stock – 97.5%
Advertising Agencies – 0.2%
31,900	Interpublic Group of Companies, Inc.*	$227,447
13,500	Omnicom Group, Inc.	463,050
		690,497
Aerospace and Defense – 0.6%
12,500	Boeing Co.	784,375
14,400	Rockwell Collins, Inc.	765,072
2,800	Spirit Aerosystems Holdings, Inc.*	53,368
19,300	TransDigm Group, Inc.*	984,879
		2,587,694
Aerospace and Defense – Equipment – 0.9%
12,900	B.F. Goodrich Co.	854,625
45,100	United Technologies Corp.	2,927,441
		3,782,066
Agricultural Chemicals – 0%
563	CF Industries Holdings, Inc.	35,722
Airlines – 1.1%
33,100	AMR Corp.*	224,418
33,700	Continental Airlines, Inc. – Class B*	741,400
91,700	Delta Air Lines, Inc.*	1,077,475
192,100	Southwest Airlines Co.	2,134,231
14,800	UAL Corp.*	304,288
		4,481,812
Apparel Manufacturers – 0.3%
19,300	Polo Ralph Lauren Corp.	1,408,128
Appliances – 0.1%
2,500	Whirlpool Corp.	219,550
Applications Software – 4.9%
3,400	Citrix Systems, Inc.*	143,582
1,300	Intuit, Inc.*	45,201
827,700	Microsoft Corp.	19,045,377
10,000	Red Hat, Inc.*	289,400
4,700	Salesforce.com, Inc.*	403,354
		19,926,914
Athletic Footwear – 0%
1,400	NIKE, Inc. – Class B	94,570
Audio and Video Products – 0.2%
24,900	Harman International Industries, Inc.*	744,261
Automotive – Cars and Light Trucks – 0.6%
244,500	Ford Motor Co.*	2,464,560
Automotive – Medium and Heavy Duty Trucks – 0%
5,900	Oshkosh Truck Corp.*	183,844
Automotive – Truck Parts and Equipment – Original – 0.3%
1,900	Autoliv, Inc.	90,915
12,700	Johnson Controls, Inc.	341,249
20,700	WABCO Holdings, Inc.*	651,636
		1,083,800
Beverages – Non-Alcoholic – 4.2%
196,000	Coca-Cola Co.	9,823,520
5,700	Coca-Cola Enterprises, Inc.	147,402
4,500	Dr. Pepper Snapple Group, Inc.	168,255
6,600	Hansen Natural Corp.*	258,126
110,475	PepsiCo, Inc.	6,733,451
		17,130,754
Beverages – Wine and Spirits – 0.2%
16,100	Brown-Forman Corp. – Class B	921,403
Broadcast Services and Programming – 0.4%
13,500	Discovery Holding Co. – Class A*	482,085
27,400	Scripps Networks Interactive, Inc. – Class A	1,105,316
		1,587,401
Building – Heavy Construction – 0%
4,400	Chicago Bridge & Iron Co. N.V.*	82,764
Building and Construction Products – Miscellaneous – 0.1%
19,800	Owens Corning*	592,218
Cable/Satellite TV – 0.1%
5,900	DIRECTV – Class A*	200,128
Casino Hotels – 0.2%
17,700	MGM Mirage*	170,628
6,400	Wynn Resorts, Ltd.	488,128
		658,756
Casino Services – 0%
3,600	Bally Technologies, Inc.*	116,604
Cellular Telecommunications – 0%
3,000	N.I.I. Holdings, Inc.*	97,560
Chemicals – Diversified – 0.4%
45,800	E.I. du Pont de Nemours & Co.	1,584,222
1,700	PPG Industries, Inc.	102,697
		1,686,919
Chemicals – Specialty – 0.8%
42,500	Lubrizol Corp.	3,413,175
Coal – 0.1%
7,900	Arch Coal, Inc.	156,499
3,000	Walter Industries, Inc.	182,550
		339,049
Coatings and Paint Products – 0%
7,400	RPM International, Inc.	132,016
Commercial Services – 0.2%
14,800	Alliance Data Systems Corp.*	880,896
Commercial Services – Finance – 1.8%
2,900	Automatic Data Processing, Inc.	116,754
67,000	Global Payments, Inc.	2,448,180
114,700	H&R Block, Inc.	1,799,643
52,600	Lender Processing Services, Inc.	1,646,906
1,000	MasterCard, Inc. – Class A	199,530
11,400	Verisk Analytics, Inc.*	340,860
10,300	Visa, Inc. – Class A	728,725
		7,280,598
Computer Aided Design – 0.4%
37,200	ANSYS, Inc.*	1,509,204
9,500	Autodesk, Inc.*	231,420
		1,740,624
Computer Services – 1.0%
40,900	Accenture, Ltd. – Class A (U.S. Shares)	1,580,785
50,700	Cognizant Technology Solutions Corp.*	2,538,042
5,000	DST Systems, Inc.	180,700
		4,299,527

See Notes to Schedules of Investments and Financial Statements.

18 | JUNE 30, 2010

Schedule of Investments

As of June 30, 2010

Shares		Value

Computers – 10.8%
60,000	Apple, Inc.*	$15,091,800
245,100	Dell, Inc.*	2,955,906
236,900	Hewlett-Packard Co.	10,253,032
131,200	International Business Machines Corp.	16,200,577
		44,501,315
Computers – Integrated Systems – 0.3%
4,900	Diebold, Inc.	133,525
12,100	NCR Corp.*	146,652
31,900	Terdata Corp.*	972,312
		1,252,489
Computers – Memory Devices – 0.8%
6,200	EMC Corp.*	113,460
50,800	NetApp, Inc.*	1,895,348
12,600	SanDisk Corp.*	530,082
58,600	Seagate Technology*	764,144
		3,303,034
Consulting Services – 0%
4,600	Gartner, Inc.*	106,950
Consumer Products – Miscellaneous – 0.5%
3,700	Clorox Co.	229,992
24,300	Kimberly-Clark Corp.	1,473,309
3,900	Tupperware Brands Corporation	155,415
		1,858,716
Cosmetics and Toiletries – 3.2%
60,800	Avon Products, Inc.	1,611,200
23,500	Colgate-Palmolive Co.	1,850,860
76,800	Estee Lauder Cos., Inc. – Class A	4,280,064
87,734	Procter & Gamble Co.	5,262,285
		13,004,409
Cruise Lines – 0.1%
18,100	Royal Caribbean Cruises, Ltd. (U.S. Shares)*	412,137
Decision Support Software – 0.1%
11,000	MSCI, Inc.*	301,400
Dental Supplies and Equipment – 0.3%
4,800	Dentsply International, Inc.	143,568
44,200	Patterson Companies, Inc.	1,261,026
		1,404,594
Diagnostic Kits – 0%
400	Idexx Laboratories, Inc.*	24,360
2,200	Inverness Medical Innovations, Inc.*	58,652
		83,012
Dialysis Centers – 0.9%
60,600	DaVita, Inc.*	3,783,864
Disposable Medical Products – 0.1%
3,900	C.R. Bard, Inc.	302,367
Distribution/Wholesale – 0%
3,400	Fossil, Inc.*	117,980
Diversified Operations – 3.8%
106,700	3M Co.	8,428,233
10,000	Carlisle Cos., Inc.	361,300
12,200	Cooper Industries, Ltd. – Class A (U.S. Shares)	536,800
12,700	Dover Corp.	530,733
2,900	Eaton Corp.	189,776
178,700	General Electric Co.	2,576,854
6,800	Honeywell International, Inc.	265,404
29,900	Illinois Tool Works, Inc.	1,234,272
49,800	Leggett & Platt, Inc.	998,988
2,900	Parker Hannifin Corp.	160,834
11,600	Textron, Inc.	196,852
4,800	Tyco International, Ltd. (U.S. Shares)	169,104
		15,649,150
E-Commerce/Products – 0.6%
22,000	Amazon.com, Inc.*	2,403,720
E-Commerce/Services – 0.9%
84,000	eBay, Inc.*	1,647,240
2,600	Expedia, Inc.	48,828
10,400	priceline.com, Inc.*	1,836,016
		3,532,084
Electric Products – Miscellaneous – 0%
4,400	Emerson Electric Co.	192,236
Electronic Components – Miscellaneous – 0.5%
44,900	Garmin, Ltd.	1,310,182
4,000	Gentex Corp.	71,920
38,200	Jabil Circuit, Inc.	508,060
		1,890,162
Electronic Components – Semiconductors – 2.2%
113,400	Advanced Micro Devices, Inc.*	830,088
1,100	Altera Corp.	27,291
6,700	Avago Technologies, Ltd.*	141,102
25,400	Cree, Inc.*	1,524,762
162,800	Intel Corp.	3,166,460
3,900	Microchip Technology, Inc.	108,186
7,100	National Semiconductor Corp.	95,566
1,100	Nvidia Corp.*	11,231
21,400	Rambus, Inc.*	374,928
3,900	Rovi Corp.*	147,849
11,200	Skyworks Solutions, Inc.*	188,048
106,300	Texas Instruments, Inc.	2,474,664
		9,090,175
Electronic Forms – 0.3%
48,100	Adobe Systems, Inc.*	1,271,283
Electronic Measuring Instruments – 2.8%
265,800	Agilent Technologies, Inc.*	7,556,694
76,700	FLIR Systems, Inc.*	2,231,203
2,800	Itron, Inc.*	173,096
37,200	National Instruments Corp.	1,182,216
7,700	Trimble Navigation, Ltd.*	215,600
		11,358,809
Enterprise Software/Services – 1.7%
5,800	Informatica Corp.*	138,504
311,244	Oracle Corp.	6,679,296
		6,817,800
Filtration and Separations Products – 0.1%
8,300	Pall Corp.	285,271
Finance – Credit Card – 0.1%
13,500	American Express Co.	535,950
Food – Baking – 0%
7,300	Flowers Foods, Inc.	178,339

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 19

INTECH Risk-Managed Growth Fund

Schedule of Investments

As of June 30, 2010

Shares		Value

Food – Miscellaneous/Diversified – 3.6%
82,800	Campbell Soup Co.	$2,966,724
128,100	General Mills, Inc.	4,550,112
30,200	H.J. Heinz Co.	1,305,244
73,600	Kellogg Co.*	3,702,080
8,200	McCormick & Co., Inc.	311,272
128,600	Sara Lee Corp.	1,813,260
		14,648,692
Food – Retail – 0%
2,500	Kroger Co.	49,225
2,400	Whole Foods Market, Inc.*	86,448
		135,673
Food – Wholesale/Distribution – 0.2%
23,700	Sysco Corp.	677,109
Garden Products – 0.2%
15,200	Toro Co.	746,624
Hazardous Waste Disposal – 0.1%
3,200	Stericycle, Inc.*	209,856
Home Furnishings – 0.1%
8,500	Tempur-Pedic International, Inc.*	261,375
Hospital Beds and Equipment – 0.2%
11,500	Hill-Rom Holdings, Inc.	349,945
18,200	Kinetic Concepts, Inc.*	664,482
		1,014,427
Human Resources – 0.1%
2,200	Emergency Medical Services Corp.*	107,866
4,500	Hewitt Associates, Inc. – Class A*	155,070
		262,936
Industrial Audio and Video Products – 0%
1,600	Dolby Laboratories, Inc.*	100,304
Industrial Automation and Robotics – 0.1%
9,000	Rockwell Automation, Inc.	441,810
Industrial Gases – 0.3%
16,100	Air Products & Chemicals, Inc.	1,043,441
5,200	Airgas, Inc.	323,440
		1,366,881
Instruments – Controls – 0.7%
26,600	Mettler-Toledo International, Inc.*	2,969,358
Instruments – Scientific – 0.7%
8,400	PerkinElmer, Inc.	173,628
39,300	Waters Corp.*	2,542,710
		2,716,338
Insurance Brokers – 0%
5,600	Arthur J. Gallagher & Co.	136,528
Internet Content – Information/News – 0.3%
29,788	WebMD Health Corp*	1,383,057
Internet Infrastructure Software – 0.8%
44,900	F5 Networks, Inc.*	3,078,793
Internet Security – 0%
3,600	VeriSign, Inc.*	95,580
Investment Management and Advisory Services – 0.7%
4,500	Ameriprise Financial, Inc.	162,585
32,000	Franklin Resources, Inc.	2,758,080
		2,920,665
Life and Health Insurance – 0.2%
19,300	AFLAC, Inc.	823,531
Machine Tools and Related Products – 0.1%
4,900	Kennametal, Inc.	124,607
2,700	Lincoln Electric Holdings, Inc.	137,673
		262,280
Machinery – Construction and Mining – 0.9%
7,900	Bucyrus International, Inc.	374,855
52,500	Caterpillar, Inc.	3,153,675
		3,528,530
Machinery – Electrical – 0%
2,000	Regal-Beloit Corp.	111,560
Machinery – General Industrial – 0.1%
3,300	Gardner Denver, Inc.	147,147
15,700	Manitowoc Company, Inc.	143,498
		290,645
Machinery – Print Trade – 0%
2,400	Zebra Technologies Corp.*	60,888
Machinery – Pumps – 0%
3,500	Graco, Inc.	98,665
Medical – Biomedical and Genetic – 2.1%
26,600	Alexion Pharmaceuticals, Inc.*	1,361,654
42,700	Amylin Pharmaceuticals, Inc.*	802,760
39,600	Celgene Corp.*	2,012,472
7,100	Charles River Laboratories International, Inc.*	242,891
300	Dendreon Corp.*	9,699
16,500	Human Genome Sciences, Inc.*	373,890
19,300	Life Technologies Corp.*	911,925
4,900	Regeneron Pharmaceuticals, Inc.*	109,368
36,100	United Therapeutics Corp.*	1,762,041
26,600	Vertex Pharmaceuticals, Inc.*	875,140
		8,461,840
Medical – Drugs – 1.9%
122,100	Abbott Laboratories	5,711,838
2,700	Allergan, Inc.	157,302
35,700	Valeant Pharmaceuticals International*	1,866,753
		7,735,893
Medical – Generic Drugs – 1.0%
26,700	Mylan, Inc.*	454,968
59,100	Perrigo Co.	3,491,037
		3,946,005
Medical – Hospitals – 0.1%
70,700	Tenet Healthcare Corp.*	306,838
Medical – Outpatient and Home Medical Care – 0.5%
58,400	Lincare Holdings, Inc.	1,898,584
Medical – Wholesale Drug Distributors – 1.8%
69,900	AmerisourceBergen Corp.	2,219,325
14,300	Cardinal Health, Inc.	480,623
68,300	McKesson Corp.	4,587,028
		7,286,976
Medical Information Systems – 0.1%
4,600	Cerner Corp.*	349,094
Medical Instruments – 1.4%
6,200	Edwards Lifesciences Corp.*	347,324
8,800	Intuitive Surgical, Inc.*	2,777,456

See Notes to Schedules of Investments and Financial Statements.

20 | JUNE 30, 2010

Schedule of Investments

As of June 30, 2010

Shares		Value

Medical Instruments – (continued)
65,000	Medtronic, Inc.	$2,357,550
3,500	Thoratec Corp.*	149,555
		5,631,885
Medical Labs and Testing Services – 0.5%
41,000	Covance, Inc.*	2,104,120
Medical Products – 3.7%
23,800	Baxter International, Inc.	967,232
36,400	Covidien PLC (U.S. Shares)	1,462,552
33,600	Hospira, Inc.*	1,930,320
45,900	Johnson & Johnson	2,710,854
89,100	Stryker Corp.	4,460,346
13,900	Teleflex, Inc.	754,492
52,700	Varian Medical Systems, Inc.*	2,755,156
		15,040,952
Metal – Iron – 0.1%
5,500	Cliffs Natural Resources, Inc.	259,380
Metal Processors and Fabricators – 0.4%
16,300	Precision Castparts Corp.	1,677,596
4,200	Timken Co.	109,158
		1,786,754
Motion Pictures and Services – 0%
4,600	DreamWorks Animation SKG, Inc. – Class A*	131,330
Motorcycle and Motor Scooter Manufacturing – 0.1%
16,200	Harley-Davidson, Inc.	360,126
Multi-Line Insurance – 0.3%
3,200	ACE, Ltd. (U.S. Shares)	164,736
52,400	Genworth Financial, Inc. – Class A*	684,868
12,200	MetLife, Inc.	460,672
		1,310,276
Multimedia – 0.4%
900	FactSet Research Systems, Inc.	60,291
3,200	McGraw-Hill Cos., Inc.	90,048
30,400	News Corp. – Class A	363,584
7,700	Thomson Reuters Corp.	275,891
15,000	Time Warner, Inc.	433,650
7,800	Viacom, Inc. – Class B	244,686
		1,468,150
Networking Products – 3.1%
5,100	Atheros Communications, Inc.*	140,454
589,100	Cisco Systems, Inc.*	12,553,721
5,300	Polycom, Inc.*	157,887
		12,852,062
Non-Ferrous Metals – 0%
6,900	Titanium Metals Corp.*	121,371
Non-Hazardous Waste Disposal – 0.5%
23,100	Republic Services, Inc.	686,763
39,900	Waste Connections, Inc.*	1,392,111
		2,078,874
Office Automation and Equipment – 0.1%
9,300	Pitney Bowes, Inc.	204,228
Office Supplies and Forms – 0.1%
14,100	Avery Dennison Corp.	453,033
Oil – Field Services – 1.0%
7,600	Baker Hughes, Inc.	315,932
1,500	Core Laboratories N.V.	221,415
62,300	Halliburton Co.	1,529,465
28,400	Schlumberger, Ltd. (U.S. Shares)	1,571,656
19,900	Weatherford International, Ltd.*	261,486
		3,899,954
Oil and Gas Drilling – 0%
7,400	Nabors Industries, Ltd.*	130,388
Oil Companies – Exploration and Production – 1.0%
4,300	Atlas Energy, Inc.*	116,401
5,700	Cimarex Energy Co.	408,006
6,200	Concho Resources, Inc.*	343,046
18,600	EOG Resources, Inc.	1,829,682
3,900	Forest Oil Corp.*	106,704
10,500	Occidental Petroleum Corp.	810,075
3,500	SM Energy Company	140,560
9,900	Ultra Petroleum Corp. (U.S. Shares)*	438,075
		4,192,549
Oil Companies – Integrated – 3.2%
6,700	Chevron Corp.	454,662
39,500	ConocoPhillips	1,939,055
180,700	Exxon Mobil Corp.	10,312,549
12,100	Marathon Oil Corp.	376,189
		13,082,455
Oil Field Machinery and Equipment – 0%
1,400	Cameron International Corp.*	45,528
Optical Supplies – 0.2%
4,300	Alcon, Inc. (U.S. Shares)	637,217
Paper and Related Products – 0.1%
23,600	International Paper Co.	534,068
Pharmacy Services – 1.3%
46,200	Express Scripts, Inc. – Class A*	2,172,324
57,866	Medco Health Solutions, Inc.*	3,187,259
2,200	SXC Health Solutions Corp. (U.S. Shares)*	161,150
		5,520,733
Physical Practice Management – 0.1%
9,800	Mednax, Inc.*	544,978
Pipelines – 0.1%
16,500	Williams Companies, Inc.	301,620
Power Converters and Power Supply Equipment – 0.1%
6,000	Hubbell, Inc. – Class A	238,140
Printing – Commercial – 0.1%
26,700	R.R. Donnelley & Sons Co.	437,079
2,700	VistaPrint N.V. (U.S. Shares)*	128,223
		565,302
Private Corrections – 0%
5,200	Corrections Corporation of America*	99,216
Property and Casualty Insurance – 0%
3,600	Travelers Cos., Inc.	177,300
Quarrying – 0%
2,100	Compass Minerals International, Inc.	147,588
Real Estate Management/Services – 0.1%
3,400	Jones Lang LaSalle, Inc.	223,176

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 21

INTECH Risk-Managed Growth Fund

Schedule of Investments

As of June 30, 2010

Shares		Value

Reinsurance – 0.1%
6,900	Axis Capital Holdings, Ltd.	$205,068
8,700	Endurance Specialty Holdings, Ltd.	326,511
		531,579
REIT – Apartments – 0.1%
6,200	Apartment Investment & Management Co. – Class A	120,094
2,000	Equity Residential	83,280
800	Essex Property Trust, Inc.	78,032
		281,406
REIT – Health Care – 0%
2,700	Ventas, Inc.	126,765
REIT – Regional Malls – 0.1%
24,000	General Growth Properties, Inc.	318,240
Rental Auto/Equipment – 0%
10,800	Hertz Global Holdings, Inc.*	102,168
Respiratory Products – 0.2%
13,500	ResMed, Inc.*	820,935
Retail – Apparel and Shoe – 0.6%
2,700	Guess?, Inc.	84,348
3,600	J. Crew Group, Inc.*	132,516
60,700	Limited Brands, Inc.	1,339,649
25,300	Urban Outfitters, Inc.*	870,067
		2,426,580
Retail – Automobile – 0.1%
12,900	Carmax, Inc.*	256,710
Retail – Bedding – 0%
400	Bed Bath & Beyond, Inc.*	14,832
Retail – Catalog Shopping – 0%
200	MSC Industrial Direct Co. – Class A	10,132
Retail – Discount – 1.6%
51,100	Costco Wholesale Corp.	2,801,813
27,500	Dollar Tree, Inc.*	1,144,825
11,600	Target Corp.	570,372
42,300	Wal-Mart Stores, Inc.	2,033,361
		6,550,371
Retail – Drug Store – 0.6%
446	CVS Caremark Corp.	13,077
90,400	Walgreen Co.	2,413,680
		2,426,757
Retail – Gardening Products – 0%
2,300	Tractor Supply Co.	140,231
Retail – Jewelry – 0.5%
52,000	Tiffany & Co.	1,971,320
Retail – Mail Order – 0.1%
10,400	Williams-Sonoma, Inc.	258,128
Retail – Major Department Stores – 0.1%
5,000	JC Penney Co., Inc.	107,400
10,500	TJX Cos., Inc.	440,475
		547,875
Retail – Regional Department Stores – 0.2%
13,900	Kohl’s Corp.*	660,250
Retail – Restaurants – 0.5%
6,600	McDonald’s Corp.	434,742
72,900	Starbucks Corp.	1,771,470
		2,206,212
Schools – 0.7%
48,600	Devry, Inc.	2,551,014
5,000	ITT Educational Services, Inc.*	415,100
200	Strayer Education, Inc.	41,578
		3,007,692
Semiconductor Components/Integrated Circuits – 0.4%
45,600	Analog Devices, Inc.	1,270,416
26,400	Atmel Corp.*	126,720
9,900	Marvell Technology Group, Ltd.*	156,024
		1,553,160
Semiconductor Equipment – 0.3%
87,000	Applied Materials, Inc.	1,045,740
Software Tools – 0.1%
3,300	VMware, Inc. – Class A*	206,547
Steel – Producers – 0.1%
5,300	Carpenter Technology Corp.	173,999
8,900	Nucor Corp.	340,692
		514,691
Steel – Specialty – 0.1%
7,300	Allegheny Technologies, Inc.	322,587
Telecommunication Equipment – 0.8%
83,200	Harris Corp.	3,465,280
Telecommunication Equipment – Fiber Optics – 0%
14,100	JDS Uniphase Corp.*	138,744
Telecommunication Services – 0.1%
13,700	Amdocs, Ltd. (U.S. Shares)*	367,845
Telephone – Integrated – 0.2%
67,700	Frontier Communications Corp.	481,347
14,300	Windstream Corp.	151,008
		632,355
Therapeutics – 0.1%
18,500	BioMarin Pharmaceutical, Inc.*	350,760
10,500	Warner Chilcott, Ltd. – Class A*	239,925
		590,685
Tobacco – 1.6%
43,700	Altria Group, Inc.	875,748
127,600	Philip Morris International, Inc.	5,849,184
		6,724,932
Toys – 0%
2,700	Hasbro, Inc.	110,970
Transactional Software – 0%
4,400	Solera Holdings, Inc.	159,280
Transportation – Marine – 0%
3,400	Frontline, Ltd.	97,036
Transportation – Railroad – 0.2%
23,300	Kansas City Southern*	846,955
900	Union Pacific Corp.	62,559
		909,514
Transportation – Services – 0.3%
15,700	FedEx Corp.	1,100,727

See Notes to Schedules of Investments and Financial Statements.

22 | JUNE 30, 2010

Schedule of Investments

As of June 30, 2010

Shares		Value

Transportation – Truck – 0%
1,000	Con-way, Inc.	$30,020
Vitamins and Nutrition Products – 0.7%
3,300	Herbalife, Ltd.	151,965
57,700	Mead Johnson Nutrition Co. – Class A	2,891,924
		3,043,889
Web Portals/Internet Service Providers – 2.6%
24,400	Google, Inc. – Class A*	10,856,780
Wireless Equipment – 0.3%
16,000	Crown Castle International Corp.*	596,160
16,600	QUALCOMM, Inc.	545,144
		1,141,304

Total Investments (total cost $387,662,327) – 97.5%		400,641,413

Cash, Receivables and Other Assets, net of Liabilities – 2.5%		10,244,656

Net Assets – 100%		$410,886,069

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$915,027	0.2%
Canada	875,116	0.2%
Cayman Islands	916,109	0.2%
Guernsey	367,845	0.1%
Ireland	3,820,062	1.0%
Liberia	412,137	0.1%
Netherlands	432,402	0.1%
Netherlands Antilles	1,571,656	0.4%
Singapore	141,102	0.0%
Switzerland	2,542,725	0.7%
United States	388,647,232	97.0%

Total	$400,641,413	100.0%

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 23

INTECH Risk-Managed International Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.
Managed by INTECH Investment Management LLC

Performance Overview

For the eleven-month period ended June 30, 2010, INTECH Risk-Managed International Fund’s Class I Shares returned -5.48%. This compares to the -2.94% return posted by the MSCI EAFE Index, the Fund’s primary benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the MSCI EAFE Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

INTECH has managed large-cap equity portfolios for more than 23 years with the goal of providing excess returns relative to the benchmark regardless of the market’s direction. While periods of underperformance can and do occur, the key is to keep such periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the MSCI EAFE Index over the long term, while attempting to manage risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest revisions, we will continue implementing changes that we believe have the potential to improve the long-term results for our clients.

Thank you for your investment in INTECH Risk-Managed International Fund.

24 | JUNE 30, 2010

(unaudited)

INTECH Risk-Managed International Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2010

Nestle S.A. Food – Miscellaneous/Diversified	1.8%
Commonwealth Bank of Australia Commercial Banks	1.6%
BP PLC Oil Companies – Integrated	1.3%
SABMiller PLC Brewery	1.2%
Australia and New Zealand Banking Group, Ltd. Commercial Banks	1.1%

7.0%

Asset Allocation – (% of Net Assets)
As of June 30, 2010

* Includes Cash and Cash Equivalents of (0.1)%.

Emerging markets comprised 0.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2010

As of July 31, 2009

Janus Risk-Managed Funds | 25

INTECH Risk-Managed International Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2010				Expense Ratios – per the November 27, 2009 prospectuses
	Eleven-Month
	Fiscal Period
	Ended	One	Since	Total Annual Fund	Net Annual Fund
	6/30/10	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Risk-Managed International Fund – Class A Shares

NAV	–5.32%	3.52%	–12.36%	6.45%	1.25%

MOP	–10.76%	–2.50%	–13.99%

INTECH Risk-Managed International Fund – Class C Shares

NAV	–5.31%	4.03%	–12.65%	7.20%	2.00%

CDSC	–6.25%	3.00%	–12.65%

INTECH Risk-Managed International Fund – Class I Shares	–5.48%	3.01%	–12.34%	6.34%	1.00%

INTECH Risk-Managed International Fund – Class S Shares	–5.32%	3.69%	–12.47%	6.66%	1.50%

INTECH Risk-Managed International Fund – Class T Shares	–5.33%	3.01%	–14.34%	6.45%	1.25%

Morgan Stanley Capital International EAFE® Index	–2.94%	5.92%	–12.24%

Lipper Quartile – Class I Shares	–	4th	3rd

Lipper Ranking – based on total returns for International Funds	–	1,088/1,302	580/1,015

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

26 | JUNE 30, 2010

(unaudited)

For Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The fees and expenses shown for all share classes except Class T Shares were determined based on net assets as of the fiscal year ended July 31, 2009. Expense information shown for Class T Shares reflects estimated annualized expenses that the Fund share class expects to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included in the prospectus under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund’s fee waiver exceeded the investment advisory fee for the period presented so the Fund did not pay Janus Capital any investment advisory fees (net of waivers).

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings, real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser INTECH Risk-Managed International Fund (the “JAD predecessor fund”) into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, net of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into the Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any fee and expense limitations or waivers.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

Janus Risk-Managed Funds | 27

INTECH Risk-Managed International Fund (unaudited)

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – May 2, 2007

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$867.10	$1.81*

Hypothetical (5% return before expenses)	$1,000.00	$1,022.86	$1.96

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$867.30	$1.71*

Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$1.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$865.20	$4.21

Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.58

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$866.40	$1.76*

Hypothetical (5% return before expenses)	$1,000.00	$1,022.91	$1.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$869.10	$0.70*

Hypothetical (5% return before expenses)	$1,000.00	$1,024.05	$0.75

†	Expenses are equal to the annualized expense ratio of 0.39% for Class A Shares, 0.37% for Class C Shares, 0.91% for Class I Shares, 0.38% for Class S Shares and 0.15% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the six-month period for Class A Shares, Class C Shares, Class S Shares and Class T Shares. Without these waivers, the expenses paid during the period would have been $6.34 for Class A Shares, $12.69 for Class C Shares, $8.47 for Class S Shares and $6.77 for Class T Shares.

28 | JUNE 30, 2010

INTECH Risk-Managed International Fund

Schedule of Investments

As of June 30, 2010

Shares		Value

Common Stock – 98.7%
Advertising Services – 0.7%
700	Dentsu, Inc.	$18,478
450	JC Decaux S.A.	10,422
361	Publicis Groupe	14,349
		43,249
Aerospace and Defense – 0.8%
6,156	Rolls-Royce Group PLC	51,257
Aerospace and Defense – Equipment – 0.3%
5,137	Cobham PLC	16,190
Agricultural Chemicals – 0.1%
1,012	Incitec Pivot, Ltd.	2,294
150	Yara International A.S.A.	4,199
		6,493
Agricultural Operations – 0.3%
5,000	Wilmar International, Ltd.	20,465
Airlines – 0.6%
294	British Airways PLC*	853
8,000	Cathay Pacific Airways, Ltd.	15,685
3,186	Qantas Airways, Ltd.	5,847
1,340	Singapore Airlines, Ltd.	13,887
		36,272
Apparel Manufacturers – 0.9%
781	Billabong International, Ltd.	5,686
2,970	Burberry Group PLC	33,486
153	Christian Dior	14,536
		53,708
Appliances – 0.3%
745	Electrolux A.B.	17,012
Athletic Footwear – 0.3%
159	Adidas A.G.	7,674
2	Puma A.G. Rudolf Dassler Sport	528
3,000	Yue Yuen Industrial Holdings, Ltd.	9,320
		17,522
Audio and Video Products – 0.5%
1,100	Sony Corp.	29,285
Automotive – Cars and Light Trucks – 1.2%
55	Daimler A.G.	2,785
2,000	Fuji Heavy Industries, Ltd.	10,679
100	Honda Motor Co., Ltd.	2,905
6,000	Isuzu Motors, Ltd.	17,919
3,500	Nissan Motor Co., Ltd.	24,266
1,092	Volvo A.B. – Class B	12,013
		70,567
Automotive – Medium and Heavy Duty Trucks – 0.2%
912	Scania A.B.	13,908
Automotive – Truck Parts and Equipment – Original – 0.5%
200	Aisin Seiki Co., Ltd.	5,404
1,000	NGK Spark Plug Co., Ltd.	12,396
1,000	NHK Spring Co., Ltd.	9,170
100	NOK Corporation	1,588
		28,558
Beverages – Non-Alcoholic – 0.6%
3,244	Coca-Cola Amatil, Ltd.	32,479
332	Coca-Cola Hellenic Bottling Company S.A.	7,083
		39,562
Beverages – Wine and Spirits – 0.2%
235	Diageo PLC	3,682
87	Pernod-Ricard S.A.	6,729
		10,411
Brewery – 3.3%
744	Anheuser-Busch InBev N.V.	35,733
1,500	Asahi Breweries, Ltd.	25,360
594	Heineken Holding N.V.	21,668
861	Heineken N.V.	36,493
1,000	Kirin Holdings Co., Ltd.	12,595
2,660	SABMiller PLC	73,845
		205,694
Building – Heavy Construction – 0.6%
441	Aker Kvaerner A.S.A.	5,054
2,200	Skanska A.B. – Class B	31,769
		36,823
Building and Construction – Miscellaneous – 0.6%
178	Cintra Concesiones de Infraestructuras de Transporte S.A.	1,150
83	Hochtief A.G.	4,932
435	Koninklijke Boskalis Westminster N.V.	16,935
643	Leighton Holdings, Ltd.	15,491
		38,508
Building and Construction Products – Miscellaneous – 1.9%
2,433	Fletcher Building, Ltd.	13,022
277	Geberit A.G.	42,968
1,800	JS Group Corp.	34,372
2,000	Panasonic Electric Works Co., Ltd.	19,573
5	Sika A.G.	8,840
		118,775
Building Products – Air and Heating – 0.1%
100	Rinnai Corp.	5,127
Building Products – Cement and Aggregate – 0.5%
245	Boral, Ltd.	985
67	HeidelbergCement A.G.	3,191
161	Holcim, Ltd.	10,780
2,396	James Hardie Industries N.V.*	12,475
		27,431
Building Products – Doors and Windows – 0.6%
4,000	Asahi Glass Co., Ltd.	37,328
Cable/Satellite TV – 0.3%
18	Jupiter Telecommunications Co., Ltd.	17,157
Casino Hotels – 0.1%
1,700	Sands China, Ltd.*	2,496
900	Wynn Macau, Ltd.*	1,472
		3,968
Cellular Telecommunications – 0.8%
77	Millicom International Cellular S.A. (SDR)	6,216
19,634	Vodafone Group PLC	40,681
		46,897

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 29

INTECH Risk-Managed International Fund

Schedule of Investments

As of June 30, 2010

Shares		Value

Chemicals – Diversified – 1.3%
604	BASF S.E.	$32,949
2,000	Denki Kagaku Kogyo Kabushiki Kaisha	9,330
268	Israel Chemicals, Ltd.	2,797
293	Koninklijke DSM N.V.	11,639
500	Mitsubishi Chemical Holdings Corp.	2,277
600	Nitto Denko Corp.	19,579
1,000	Showa Denko K.K.	1,809
		80,380
Chemicals – Specialty – 0.3%
25	Givaudan S.A.	21,138
Coal – 0.1%
346	Macarthur Coal, Ltd.	3,478
Commercial Banks – 7.1%
3,907	Australia and New Zealand Banking Group, Ltd.	70,118
2,857	Banco Santander Central Hispano S.A.	30,018
599	Bank Hapoalim BM*	2,153
894	Bank Leumi Le-Israel BM	3,178
2,500	Bank of Ireland*	2,055
1,892	Bendigo and Adelaide Bank, Ltd.	12,929
4,500	BOC Hong Kong Holdings, Ltd.	10,229
2,428	Commonwealth Bank of Australia	98,380
137	Danske Bank A/S	2,632
1,000	DBS Group Holdings, Ltd.	9,698
1,261	Den Norske Bank A.S.A.	12,139
269	KBC Groep N.V.	10,317
797	National Australia Bank, Ltd.	15,391
2,000	Nishin-Nippon City Bank, Ltd.	5,758
3,000	Oversea-Chinese Banking Corp., Ltd.	18,875
1,100	Sapporo Hokuyo Holdings, Inc.	4,855
2,654	Sparbanken Sverige A.B. – Class A	24,445
291	Standard Chartered PLC	7,063
2,784	Suncorp-Metway, Ltd.	18,681
348	Svenska Handelsbanken A.B. – Class A	8,526
1,000	United Overseas Bank, Ltd.	13,895
2,992	Westpac Banking Corp.	52,821
		434,156
Commercial Services – 0.2%
674	Aggreko PLC	14,069
Commercial Services – Finance – 0.3%
2,397	Experian PLC	20,751
Computer Aided Design – 0.1%
137	Dassault Systemes S.A.	8,290
Computer Services – 0.4%
2,860	Computershare, Ltd.	25,295
Computers – Integrated Systems – 0.1%
30	Obic Co., Ltd.	5,761
Computers – Memory Devices – 0.2%
200	TDK Corp.	10,973
Consulting Services – 0.4%
2,557	Serco Group PLC	22,271
Containers – Metal and Glass – 0%
477	Rexam PLC	2,140
Containers – Paper and Plastic – 0.7%
8,330	Amcor, Ltd.	44,366
Cosmetics and Toiletries – 1.5%
111	Beiersdorf A.G.	6,101
310	L’Oreal S.A.	30,288
1,600	Shiseido Company, Ltd.	35,199
200	Unicharm Corp.	22,527
		94,115
Cruise Lines – 0.4%
825	Carnival PLC	26,439
Dialysis Centers – 0.1%
135	Fresenius Medical Care A.G. & Co. KGaA	7,303
Distribution/Wholesale – 0.9%
1,000	Jardine Cycle & Carriage, Ltd.	21,229
8,000	Li & Fung, Ltd.	35,815
		57,044
Diversified Banking Institutions – 1.0%
4,980	HSBC Holdings PLC	45,427
4,371	Natixis	18,801
		64,228
Diversified Financial Services – 0.1%
922	Investec PLC	6,200
Diversified Minerals – 1.6%
773	Angiodynamics, Inc.*	26,869
712	BHP Billiton PLC	18,422
1,518	BHP Billiton, Ltd.	47,195
442	Xstrata PLC	5,790
		98,276
Diversified Operations – 2.0%
210	GEA Group A.G.	4,171
1,250	Invensys PLC	4,464
1,000	Keppel Corp., Ltd.	6,027
236	LVMH Moet Hennessy Louis Vuitton S.A.	25,704
191	Siemens A.G.	17,090
1,987	Smiths Group PLC	31,444
1,933	Tomkins PLC	6,493
436	Wartsila Oyj – Class B	19,859
2,000	Wharf Holdings, Ltd.	9,682
		124,934
Diversified Operations – Commercial Services – 0.4%
1,078	Brambles, Ltd.	4,913
1,750	Bunzl PLC	17,449
		22,362
E-Commerce/Services – 0.5%
500	Dena, Co., Ltd.	13,188
25	Rakuten, Inc.	18,058
		31,246
Electric – Distribution – 0%
113	AGL Energy, Ltd.	1,391
Electric – Integrated – 0.1%
500	HongKong Electric Holdings	2,976
212	International Power PLC	939
		3,915
Electric – Transmission – 0.1%
1,955	Terna Rete Elettrica Nazionale S.P.A.	7,040

See Notes to Schedules of Investments and Financial Statements.

30 | JUNE 30, 2010

Schedule of Investments

As of June 30, 2010

Shares		Value

Electric Products – Miscellaneous – 1.7%
500	Brother Industries, Ltd.	$5,207
3,000	Hitachi, Ltd.	10,881
518	Legrand S.A.	15,259
2,000	Mitsubishi Electric Corp.	15,580
700	Nidec Corp.	58,638
		105,565
Electronic Components – Miscellaneous – 2.9%
1,100	Hoya Corp.	23,361
1,961	Koninklijke Philips Electronics N.V.	58,446
100	Kyocera Corp.	8,077
2,000	Minebea Co., Ltd.	11,028
300	Murata Manufacturing Co., Ltd.	14,291
2,000	Nippon Electric Glass Co, Ltd.	22,764
1,300	Omron Corp.	28,119
1,000	Toshiba Corp.	4,969
1,000	Yaskawa Electric Corp.	7,408
		178,463
Electronic Components – Semiconductors – 1.0%
3,376	ARM Holdings PLC	13,966
1,500	Elpida Memory, Inc.*	23,179
4,426	Infineon Technologies A.G.*	25,575
		62,720
Electronics – Military – 0.6%
1,211	Safran S.A.	33,579
Engineering – Research and Development Services – 0.3%
9,000	Singapore Technologies Engineering, Ltd.	21,051
Enterprise Software/Services – 0.3%
270	Autonomy Corp. PLC*	7,286
200	Oracle Corp. Japan	9,828
		17,114
Filtration and Separations Products – 0.4%
1,826	Afla Laval A.B.	23,595
Finance – Credit Card – 0%
200	Credit Saison Company, Ltd.	2,069
Finance – Investment Bankers/Brokers – 0%
34	Macquarie Bank, Ltd.	1,046
Finance – Leasing Companies – 0.4%
190	Mitsubishi UFJ Lease & Finance Co., Ltd.	6,397
240	Orix Corp.	17,435
		23,832
Food – Baking – 0.1%
108	ARYZTA A.G.	4,146
Food – Catering – 0.9%
7,053	Compass Group PLC	53,504
Food – Dairy Products – 0.2%
400	Yakult Honsha Co., Ltd.	10,860
Food – Miscellaneous/Diversified – 2.8%
266	Kerry Group PLC	7,368
2,285	Nestle S.A.	110,287
1,141	Unilever N.V.	31,106
958	Unilever PLC	25,528
		174,289
Food – Retail – 0.8%
26	Casino Guichard Perrachon S.A.	1,963
122	Delhaize Group	8,833
1,439	Jeronimo Martins SGPS S.A.	13,119
2,931	Tesco PLC	16,500
280	Woolworths, Ltd.	6,346
		46,761
Food – Wholesale/Distribution – 0.2%
457	Kesko, Ltd.	14,797
Gas – Distribution – 0.6%
1,518	Centrica PLC	6,684
3,000	Toho Gas Co., Ltd.	16,005
3,000	Tokyo Gas Co, Ltd.	13,718
		36,407
Gold Mining – 0.2%
154	Randgold Resources, Ltd.	14,640
Hotels and Motels – 0.4%
1,612	Intercontinental Hotels Group PLC	25,104
Human Resources – 0.5%
201	Adecco S.A.	9,487
598	Randstad Holding N.V.	23,535
		33,022
Import/Export – 1.2%
1,700	Itochu Corp.	13,257
3,000	Marubeni Corp.	15,370
1,100	Mitsubishi Corp.	22,925
1,200	Mitsui & Company, Ltd.	14,110
600	Sumitomo Corp.	5,977
		71,639
Industrial Automation and Robotics – 0.4%
200	Fanuc, Ltd.	22,442
Industrial Gases – 0.2%
89	Linde A.G.	9,344
Investment Companies – 1.0%
245	Eurazeo	14,085
200	K-Green Trust*	150
1,586	Kinnevik Investment A.B.	25,421
810	Ratos A.B.	20,331
		59,987
Investment Management and Advisory Services – 0.2%
553	Schroders PLC	9,951
Life and Health Insurance – 1.2%
670	AMP, Ltd.	2,912
8,095	AXA Asia Pacific Holdings, Ltd.	37,062
5	Dai-ichi Life Insurance Co., Ltd.	6,877
3,797	Old Mutual PLC	5,807
3	Sony Financial Holdings, Inc.	10,033
95	Swiss Life Holdings	9,096
		71,787
Machine Tools and Related Products – 0.3%
1,070	Sandvik A.B.	13,030
200	THK Co., Ltd.	4,135
		17,165

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 31

INTECH Risk-Managed International Fund

Schedule of Investments

As of June 30, 2010

Shares		Value

Machinery – Construction and Mining – 0.8%
857	Atlas Copco A.B. – Class A	$12,551
1,424	Atlas Copco A.B. – Class B	18,867
200	Hitachi Construction Machinery Co., Ltd.	3,695
800	Komatsu, Ltd.	14,459
		49,572
Machinery – Electrical – 0.8%
149	Schindler Holding A.G.	12,405
302	Schindler Holding A.G.	25,402
100	SMC Corp.	13,353
		51,160
Machinery – General Industrial – 1.2%
1,000	Amada Co., Ltd.	6,568
2,000	Kawasaki Heavy Industries, Ltd.	4,855
609	Kone Oyj – Class B	24,212
39	MAN A.G.	3,215
872	Metso Corp.	27,842
1,000	Sumitomo Heavy Industries, Ltd.	5,891
		72,583
Medical – Biomedical and Genetic – 0.5%
225	CSL, Ltd.	6,135
210	Novozymes A/S	22,292
		28,427
Medical – Drugs – 5.6%
470	AstraZeneca PLC	22,081
2,570	GlaxoSmithKline PLC	43,548
1,000	Mitsubishi Tanabe Pharma Corp.	15,232
1,314	Novartis A.G.	63,772
705	Novo Nordisk A/S	56,878
297	Orion Oyj – Class B	5,556
243	Roche Holding A.G.	33,380
404	Sanofi-Aventis S.A.	24,359
3,301	Shire PLC	67,089
100	Takeda Pharmaceutical Co., Ltd.	4,280
206	UCB S.A.	6,453
		342,628
Medical – Generic Drugs – 0.7%
771	Teva Pharmaceutical Industries, Ltd.	40,255
Medical – Wholesale Drug Distributors – 0.2%
300	Suzuken Co. Ltd.	10,048
Medical Instruments – 0.6%
1,403	Getinge A.B.	27,160
200	Sysmex, Corp.	11,359
		38,519
Medical Products – 1.9%
414	Cochlear, Ltd.	25,781
151	Coloplast A/S	14,991
181	Fresenius S.E.	12,034
2,426	Smith & Nephew PLC	22,838
294	Sonova Holding A.G.	36,066
6	Straumann Holding A.G.	1,299
100	Terumo Corp.	4,786
		117,795
Metal – Aluminum – 0%
200	Norsk Hydro A.S.A.	900
Metal – Copper – 0.4%
507	Antofagasta PLC	5,884
1,457	Kazakhmys PLC	21,375
		27,259
Metal – Diversified – 1.1%
350	Boliden A.B.	3,878
93	Eurasian Natural Resources Corporation	1,183
449	Rio Tinto PLC	19,646
377	Rio Tinto, Ltd.	20,874
743	Vedanta Resources PLC	23,376
		68,957
Metal – Iron – 0.1%
876	Fortescue Metals Group, Ltd.*	2,986
Metal Processors and Fabricators – 1.0%
1,738	Assa Abloy A.B. – Class B	34,677
3,000	NSK, Ltd.	20,871
432	SKF A.B.	7,741
		63,289
Mining Services – 0.5%
1,346	Orica, Ltd.	28,329
MRI and Medical Diagnostic Imaging Center – 0.3%
2,222	Sonic Healthcare, Ltd.	19,350
Multi-Line Insurance – 0.1%
103	Sampo Oyj – Class A	2,155
17	Zurich Financial Services A.G.	3,733
		5,888
Multimedia – 1.5%
102	Nikon Corp.	1,760
4,085	Pearson PLC	53,449
4,024	WPP PLC	37,836
		93,045
Office Automation and Equipment – 0.4%
700	Canon, Inc.	26,103
Office Supplies and Forms – 0.1%
92	Societe BIC S.A.	6,525
Oil – Field Services – 1.1%
279	Fugro N.V.	12,755
1,292	Petrofac, Ltd.	22,716
471	Saipem S.P.A.	14,312
333	Technip S.A.	18,958
		68,741
Oil and Gas Drilling – 0.5%
1,650	Seadrill, Ltd.	29,672
Oil Companies – Exploration and Production – 0.8%
1,325	Arrow Energy, Ltd.*	5,389
6,524	Cairn Energy PLC*	39,910
348	Origin Energy, Ltd.	4,346
		49,645
Oil Companies – Integrated – 2.0%
17,206	BP PLC*	82,624
1,202	Royal Dutch Shell PLC – Class A	30,351
154	Royal Dutch Shell PLC – Class B	3,728
136	Total S.A.	6,052
		122,755

See Notes to Schedules of Investments and Financial Statements.

32 | JUNE 30, 2010

Schedule of Investments

As of June 30, 2010

Shares		Value

Oil Refining and Marketing – 0.1%
800	JX Holdings, Inc.*	$3,911
Optical Supplies – 0.1%
56	Cie Generale d’Optique Essilor International S.A.	3,334
Paper and Related Products – 0.3%
100	Nippon Paper Group, Inc.	2,769
1,000	OJI Paper Co., Ltd.	4,893
382	Stora Enso Oyj – Class R	2,732
355	UPM-Kymmene Oyj	4,703
		15,097
Photo Equipment and Supplies – 0.3%
500	Konica Minolta Holdings, Inc.	4,812
200	Nikon Corp.	3,448
500	Olympus Corp.	11,837
		20,097
Power Converters and Power Supply Equipment – 0.6%
367	Schneider Electric S.A.	37,141
Precious Metals – 0.1%
221	Umicore	6,394
Property and Casualty Insurance – 0.3%
987	Admiral Group PLC	20,634
Public Thoroughfares – 0.4%
7,244	Transurban Group	25,689
Publishing – Books – 0%
128	Reed Elsevier N.V.	1,412
Publishing – Newspapers – 0.3%
10,407	John Fairfax Holdings, Ltd.	11,418
3,000	Singapore Press Holdings, Ltd.	8,084
		19,502
Real Estate Management/Services – 0.3%
168	Beni Stabili S.P.A.*	127
3,490	Immofinanz Immobilien Anlagen A.G.*	8,984
1,784	Lend Lease Corp., Ltd.	10,887
		19,998
Real Estate Operating/Development – 0.3%
1,200	CapitaMalls Asia, Ltd.	1,787
3,000	Fraser and Neave, Ltd.	10,966
1,400	Keppel Land, Ltd.	3,853
		16,606
Recreational Vehicles – 0.1%
300	Yamaha Motor Co., Ltd.	3,960
REIT – Diversified – 0.7%
6,252	Dexus Property Group	4,024
39,268	Goodman Group	20,698
247	Klepierre	6,780
3,840	Stockland	11,928
		43,430
REIT – Shopping Centers – 0.2%
4,147	CFS Retail Property Trust	6,569
1	Japan Retail Fund Investment Corp.	1,216
359	Westfield Group	3,653
		11,438
Retail – Apparel and Shoe – 1.3%
200	Fast Retailing Co., Ltd.	30,191
228	Hennes & Mauritz A.B. – Class B	6,272
411	Inditex S.A.	23,307
615	Next PLC	18,197
		77,967
Retail – Automobile – 0.2%
140	USS Co., Ltd.	9,995
Retail – Consumer Electronics – 0.1%
70	Yamada Denki Co., Ltd.	4,570
Retail – Jewelry – 2.3%
1,200	Citizen Holding Co., Ltd.	7,300
1,704	Compagnie Financiere Richemont S.A.	59,302
216	Swatch Group A.G.	60,471
327	Swatch Group A.G.	16,727
		143,800
Retail – Major Department Stores – 0.2%
1,000	J. Front Retailing Co., Ltd.	4,827
69	PPR	8,514
		13,341
Retail – Miscellaneous/Diversified – 1.3%
600	Aeon Co., Ltd.	6,369
200	UNY Co., Ltd.	1,519
1,907	Wesfarmers, Ltd.	45,645
981	Wesfarmers, Ltd.	23,602
		77,135
Retail – Restaurants – 0.5%
100	McDonald’s Holdings Co. Japan, Ltd.	2,240
1,281	Whitbread PLC	26,779
		29,019
Rubber – Tires – 0%
35	Continental A.G.	1,815
Rubber and Vinyl – 0.1%
300	JSR Corp.	5,031
Satellite Telecommunications – 0.8%
677	Eutelsat Communications	22,615
2,322	Inmarsat PLC.	24,598
179	SES S.A. (FDR)	3,718
		50,931
Seismic Data Collection – 0.1%
443	Compagnie Generale de Geophysique-Veritas*	7,780
Semiconductor Equipment – 1.1%
1,400	ASM Pacific Technology, Ltd.	10,887
1,969	ASML Holding N.V.	54,065
100	Tokyo Electron, Ltd.	5,401
		70,353
Shipbuilding – 0.1%
6,000	Yangzijiang Shipbuilding Holdings, Ltd.	5,729
Silver Mining – 0%
162	Fresnillo PLC	2,340
Soap and Cleaning Preparations – 0.9%
977	Henkel KGaA	39,896
331	Reckitt Benckiser Group PLC	15,309
		55,205

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 33

INTECH Risk-Managed International Fund

Schedule of Investments

As of June 30, 2010

Shares		Value

Steel – Producers – 0.3%
4,000	Kobe Steel, Ltd.	$7,639
3,338	OneSteel, Ltd.	8,263
102	Ssab Svenskt Stal A.B.	1,368
129	Voestapine A.G.	3,530
		20,800
Steel Pipe and Tube – 0.7%
1,466	TENARIS S.A.	25,439
118	Vallourec S.A.	20,145
		45,584
Telecommunication Equipment – 0%
37	NICE Systems, Ltd.*	919
Telecommunication Services – 1.6%
2,019	Tele2 A.B. – Class B	30,197
5,400	Telenor A.S.A.	67,846
486	TeliaSonera A.B.	3,125
		101,168
Telephone – Integrated – 0.7%
1,045	Bezeq Israeli Telecommunication Corp., Ltd.	2,288
568	BT Group PLC	1,085
396	Elisa Oyj	6,854
181	Koninklijke KPN N.V.	2,311
107	Portugal Telecom SGPS S.A.	1,061
100	Softbank Corp.	2,644
34	Swisscom A.G.	11,522
771	Telefonica S.A.	14,235
		42,000
Television – 0.7%
413	Gestevision Telecinco S.A.	3,664
2,200	ITV PLC*	1,638
31	M6-Metropole Television	628
4,498	Mediaset S.P.A.	25,607
130	Modern Times Group MTG A.B.	7,093
115	Societe Television Francaise 1	1,503
1,000	Television Broadcasts, Ltd.	4,635
		44,768
Textile – Products – 0.2%
1,000	Kuraray Co., Ltd.	11,679
Tobacco – 1.3%
1,439	British American Tobacco PLC	45,559
109	Imperial Tobacco Group PLC	3,039
5	Japan Tobacco, Inc.	15,547
803	Swedish Match A.B.	17,500
		81,645
Tools – Hand Held – 0%
100	Makita Corp.	2,668
Toys – 0.5%
100	Nintendo Co., Ltd.	29,135
Transportation – Marine – 0.5%
1	A.P. Moller – Maersk Group – Class A	7,615
1	A.P. Moller – Maersk Group – Class B	7,842
1,000	Mitsui O.S.K. Lines, Ltd.	6,601
1,500	Orient Overseas International, Ltd.	10,716
		32,774
Transportation – Railroad – 0.6%
2	Central Japan Railway Co.	16,473
100	East Japan Railway Co.	6,667
2,303	Groupe Eurotunnel S.A.	15,563
		38,703
Transportation – Services – 0.8%
11,299	Asciano Group*	15,244
506	Koninklijke Vopak N.V.	18,567
52	Kuehne + Nagel International A.G.	5,328
337	TNT N.V.	8,493
812	Toll Holdings, Ltd.	3,707
		51,339
Travel Services – 0.1%
638	TUI A.G.	5,608
Water – 0.2%
353	Severn Trent PLC	6,439
568	United Utilities Group PLC	4,426
		10,865
Web Portals/Internet Service Providers – 0.2%
28	Yahoo! Japan Corp.	11,130
Wireless Equipment – 0%
166	Telefonaktiebolaget L.M. Ericsson – Class B	1,849

Total Common Stock (cost $6,221,803)		6,075,326

Preferred Stock – 1.4%
Medical Products – 0.3%
323	Fresenius A.G.	21,355
Soap and Cleaning Preparations – 1.1%
1,358	Henkel A.G. & Co., KGaA	66,056

Total Preferred Stock (cost $92,873)		87,411

Money Market – 0.9%
58,000	Janus Cash Liquidity Fund LLC, 0% (cost $58,000)	58,000

Total Investments (total cost $6,372,676) – 101.0%		6,220,737

Liabilities, net of Cash, Receivables and Other Assets – (1.0)%		(62,929)

Net Assets – 100%		$6,157,808

See Notes to Schedules of Investments and Financial Statements.

34 | JUNE 30, 2010

Schedule of Investments

As of June 30, 2010

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$809,621	13.0%
Austria	12,514	0.2%
Belgium	67,729	1.1%
Bermuda	85,523	1.4%
Cayman Islands	14,855	0.2%
Denmark	112,250	1.8%
Finland	110,472	1.8%
France	373,902	6.0%
Germany	271,620	4.4%
Greece	7,083	0.1%
Hong Kong	43,208	0.7%
Ireland	21,898	0.4%
Israel	51,590	0.8%
Italy	47,087	0.8%
Japan	1,223,832	19.7%
Jersey	163,030	2.6%
Luxembourg	35,373	0.6%
Netherlands	297,426	4.8%
New Zealand	13,022	0.2%
Norway	90,138	1.4%
Portugal	14,179	0.2%
Singapore	155,695	2.5%
Spain	72,375	1.2%
Sweden	362,328	5.8%
Switzerland	546,148	8.8%
United Kingdom	1,159,839	18.6%
United States††	58,000	0.9%

Total	$6,220,737	100.0%

††	Includes all Cash Equivalents.

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 35

INTECH Risk-Managed Value Fund (unaudited)

Fund Snapshot
This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.
Managed by INTECH Investment Management LLC

Performance Overview

For the eleven-month period ended June 30, 2010, INTECH Risk-Managed Value Fund’s Class I Shares returned 7.62%. This compares to the 8.07% return posted by the Russell 1000 Value Index, the Fund’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the Russell 1000 Value Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

INTECH has managed large-cap equity portfolios for more than 23 years with the goal of providing excess returns relative to the benchmark regardless of the market’s direction. While periods of underperformance can and do occur, the key is to keep such periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the Russell 1000 Value Index over the long term, while attempting to manage risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest revisions, we will continue implementing changes that we believe have the potential to improve the long-term results for our clients.

Thank you for your investment in INTECH Risk-Managed Value Fund.

36 | JUNE 30, 2010

(unaudited)

INTECH Risk-Managed Value Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2010

Exxon Mobil Corp. Oil Companies – Integrated	5.5%
AT&T, Inc. Telephone – Integrated	3.7%
General Electric Co. Diversified Operations	3.2%
Pfizer, Inc. Medical – Drugs	2.6%
Berkshire Hathaway, Inc. – Class B Reinsurance	2.5%

17.5%

Asset Allocation – (% of Net Assets)
As of June 30, 2010

Emerging markets comprised 0.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2010

As of July 31, 2009

Janus Risk-Managed Funds | 37

INTECH Risk-Managed Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2010				Expense Ratios – per the November 27, 2009 prospectuses
	Eleven-Month
	Fiscal Period
	Ended	One	Since	Total Annual Fund	Net Annual Fund
	6/30/10	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Risk-Managed Value Fund – Class A Shares

NAV	7.34%	16.36%	–3.17%	1.33%	1.00%

MOP	1.16%	9.73%	–4.43%

INTECH Risk-Managed Value Fund – Class C Shares

NAV	6.66%	15.64%	–3.89%	1.99%	1.75%

CDSC	5.59%	14.48%	–3.89%

INTECH Risk-Managed Value Fund – Class I Shares	7.62%	16.64%	–2.96%	0.96%	0.75%

INTECH Risk-Managed Value Fund – Class S Shares	7.00%	16.14%	–3.41%	1.44%	1.25%

INTECH Risk-Managed Value Fund – Class T Shares	7.31%	16.24%	–3.43%	1.21%	1.00%

Russell 1000® Value Index	8.07%	16.92%	–2.92%

Lipper Quartile – Class I Shares	–	2nd	2nd

Lipper Ranking – based on total returns for Multi-Cap Value Funds	–	130/323	103/218

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

38 | JUNE 30, 2010

(unaudited)

For Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The fees and expenses shown for all share classes except Class T Shares were determined based on net assets as of the fiscal year ended July 31, 2009. Expense information shown for Class T Shares reflects estimated annualized expenses that the Fund share class expects to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included in the prospectus under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings, real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser INTECH Risk-Managed Value Fund (the “JAD predecessor fund”) into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund, respectively, net of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009, after the reorganization of the JAD predecessor fund into the Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

December 31, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – December 30, 2005

Janus Risk-Managed Funds | 39

INTECH Risk-Managed Value Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$948.00	$5.17

Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$945.40	$8.78

Hypothetical (5% return before expenses)	$1,000.00	$1,015.77	$9.10

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$950.60	$3.58

Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$3.71

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$947.70	$6.37

Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.61

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$948.80	$4.93

Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	$5.11

†	Expenses are equal to the annualized expense ratio of 1.07% for Class A Shares, 1.82% for Class C Shares, 0.74% for Class I Shares, 1.32% for Class S Shares and 1.02% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

40 | JUNE 30, 2010

INTECH Risk-Managed Value Fund

Schedule of Investments

As of June 30, 2010

Shares		Value

Common Stock – 99.6%
Advertising Agencies – 0%
800	Omnicom Group, Inc.	$27,440
Advertising Sales – 0.1%
1,500	Lamar Advertising Co. – Class A*	36,780
Aerospace and Defense – 1.2%
7,600	Boeing Co.	476,900
2,200	General Dynamics Corp.	128,832
800	Lockheed Martin Corp.	59,600
400	Northrop Grumman Corp.	21,776
900	Raytheon Co.	43,551
900	Rockwell Collins, Inc.	47,817
3,000	Spirit Aerosystems Holdings, Inc.*	57,180
		835,656
Aerospace and Defense – Equipment – 0.3%
1,200	B.F. Goodrich Co.	79,500
1,000	BE Aerospace, Inc.*	25,430
1,100	United Technologies Corp.	71,401
		176,331
Agricultural Chemicals – 0%
323	CF Industries Holdings, Inc.	20,494
Agricultural Operations – 0%
300	Bunge, Ltd.	14,757
Airlines – 0.5%
2,800	AMR Corp.*	18,984
27,900	Southwest Airlines Co.	309,969
		328,953
Apparel Manufacturers – 0%
200	VF Corp.	14,236
Appliances – 0.3%
2,400	Whirlpool Corp.	210,768
Applications Software – 1.0%
32,100	Microsoft Corp.	738,621
Audio and Video Products – 0.1%
3,200	Harman International Industries, Inc.*	95,648
Automotive – Truck Parts and Equipment – Original – 0.8%
7,200	Autoliv, Inc.	344,520
7,200	Johnson Controls, Inc.	193,464
400	Lear Corp.*	26,480
600	TRW Automotive Holdings Corp.*	16,542
		581,006
Beverages – Non-Alcoholic – 1.1%
2,000	Coca-Cola Co.	100,240
4,900	Dr. Pepper Snapple Group, Inc.	183,211
8,600	PepsiCo, Inc.	524,170
		807,621
Beverages – Wine and Spirits – 0.3%
700	Brown-Forman Corp. – Class B	40,061
400	Central Euro Distribution*	8,552
12,300	Constellation Brands, Inc. – Class A*	192,126
		240,739
Brewery – 0%
500	Molson Coors Brewing Co. – Class B	21,180
Broadcast Services and Programming – 0.5%
1,000	Discovery Holding Co. – Class A*	35,710
5,800	Liberty Global, Inc. – Class A*	150,742
1,700	Liberty Media Corp – Starz*	88,128
1,100	Liberty Media Corp. – Capital – Class A*	46,101
		320,681
Building – Heavy Construction – 0%
800	Chicago Bridge & Iron Co. N.V.*	15,048
Building – Residential and Commercial – 0%
1,600	Lennar Corp. – Class A	22,256
Building and Construction Products – Miscellaneous – 0.1%
3,500	Owens Corning*	104,685
Building Products – Wood – 0.1%
4,800	Masco Corp.	51,648
Cable/Satellite TV – 1.8%
12,200	Cablevision Systems New York Group – Class A	292,922
32,250	Comcast Corp. – Class A	560,183
11,000	DISH Network Corp. – Class A	199,650
3,751	Time Warner Cable, Inc. – Class A	195,352
		1,248,107
Casino Hotels – 0%
2,800	MGM Mirage*	26,992
Cellular Telecommunications – 0.2%
4,400	N.I.I. Holdings, Inc.*	143,088
4,700	Sprint Nextel Corp.*	19,928
		163,016
Chemicals – Diversified – 1.1%
5,700	Dow Chemical Co.	135,204
4,400	E.I. du Pont de Nemours & Co.	152,196
19,000	Huntsman Corp.	164,730
5,200	PPG Industries, Inc.	314,132
		766,262
Chemicals – Specialty – 0.9%
300	Ashland, Inc.	13,926
6,900	Cabot Corp.	166,359
4,500	Cytec Industries, Inc.	179,955
4,500	Eastman Chemical Co.	240,120
		600,360
Coal – 0.4%
1,400	Alpha Natural Resources, Inc.*	47,418
1,600	Consol Energy, Inc.	54,016
1,000	Massey Energy Co.	27,350
3,500	Peabody Energy Corp.	136,955
		265,739
Coatings and Paint Products – 0.2%
6,400	RPM International, Inc.	114,176
Commercial Banks – 2.4%
300	Associated Banc-Corp.	3,678
1,600	Bank of Hawaii Corp.	77,360
9,000	BB&T Corp.	236,790
2,500	CIT Group, Inc.*	84,650
1,800	City National Corp.	92,214
3,100	Commerce Bancshares, Inc.	111,569
1,800	East West Bancorp, Inc.	27,450
1,130	First Horizon National Corp.*	12,939
14,400	Fulton Financial Corp.	138,960

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 41

INTECH Risk-Managed Value Fund

Schedule of Investments

As of June 30, 2010

Shares		Value

Commercial Banks – (continued)
3,200	M&T Bank Corp.	$271,840
22,300	Marshall & Ilsley Corp.	160,114
32,097	Regions Financial Corp.	211,198
3,300	Valley National Bancorp	44,946
9,200	Zions Bancorporation	198,444
		1,672,152
Commercial Services – Finance – 0.1%
2,300	H&R Block, Inc.	36,087
Computer Services – 0.2%
2,700	Computer Sciences Corp.	122,175
Computers – Integrated Systems – 0%
1,700	Brocade Communications Systems, Inc.*	8,772
600	Diebold, Inc.	16,350
		25,122
Computers – Memory Devices – 0.1%
4,400	Seagate Technology*	57,376
900	Western Digital Corp.*	27,144
		84,520
Computers – Peripheral Equipment – 0.3%
7,100	Lexmark International, Inc. – Class A*	234,513
Consulting Services – 0.1%
3,300	Corelogic, Inc.*	58,278
400	Towers Watson & Co. – Class A	15,540
		73,818
Consumer Products – Miscellaneous – 0.2%
4,400	Jarden Corp.	118,228
400	Kimberly-Clark Corp.	24,252
		142,480
Containers – Metal and Glass – 0%
200	Greif, Inc.	11,108
500	Owens-Illinois, Inc.*	13,225
		24,333
Containers – Paper and Plastic – 0.2%
3,300	Packaging Corp. of America	72,666
1,000	Sonoco Products Co.	30,480
800	Temple-Inland, Inc.	16,536
		119,682
Cosmetics and Toiletries – 1.4%
1,000	Colgate-Palmolive Co.	78,760
15,200	Procter & Gamble Co.	911,696
		990,456
Cruise Lines – 0.1%
900	Carnival Corp. (U.S. Shares)	27,216
1,900	Royal Caribbean Cruises, Ltd. (U.S. Shares)*	43,263
		70,479
Data Processing and Management – 0.1%
1,300	Fidelity National Information Services, Inc.	34,866
600	Fiserv, Inc.*	27,396
		62,262
Diagnostic Kits – 0.1%
2,800	Inverness Medical Innovations, Inc.*	74,648
Diversified Banking Institutions – 4.6%
47,305	Bank of America Corp.	679,773
89,700	Citigroup, Inc.*	337,272
5,900	Goldman Sachs Group, Inc.	774,493
35,800	JPMorgan Chase & Co.	1,310,638
4,800	Morgan Stanley	111,408
		3,213,584
Diversified Operations – 4.6%
2,600	Carlisle Cos., Inc.	93,938
900	Crane Co.	27,189
2,100	Eaton Corp.	137,424
158,900	General Electric Co.	2,291,338
4,100	Ingersoll-Rand Co. – Class A	141,409
900	ITT Corp.	40,428
2,800	Leggett & Platt, Inc.	56,168
2,800	Leucadia National Corp.*	54,628
1,000	Parker Hannifin Corp.	55,460
300	SPX Corp.	15,843
8,100	Textron, Inc.	137,457
800	Trinity Industries, Inc.	14,176
5,600	Tyco International, Ltd. (U.S. Shares)	197,288
		3,262,746
E-Commerce/Services – 0.8%
21,600	eBay, Inc.*	423,576
1,200	Expedia, Inc.	22,536
500	IAC/InterActiveCorp*	10,985
7,700	Liberty Media Corp. – Interactive – Class A*	80,850
		537,947
Electric – Generation – 0.1%
10,000	AES Corp.*	92,400
Electric – Integrated – 3.5%
2,000	Alliant Energy Corp.	63,480
6,100	Ameren Corp.	144,997
2,000	American Electric Power Company, Inc.	64,600
1,700	CMS Energy Corp.	24,905
1,900	Consolidated Edison, Inc.	81,890
2,800	Constellation Energy Group, Inc.	90,300
900	Dominion Resources, Inc.	34,866
800	DPL, Inc.	19,120
5,200	DTE Energy Co.	237,172
2,400	Duke Energy Corp.	38,400
500	Edison International	15,860
100	Entergy Corp.	7,162
1,200	FirstEnergy Corp.	42,276
6,800	Great Plains Energy, Inc.	115,736
4,700	Hawaiian Electric Industries, Inc.	107,066
6,400	Integrys Energy Group, Inc.	279,936
5,600	MDU Resources Group, Inc.	100,968
1,600	Northeast Utilities	40,768
800	NSTAR	28,000
2,500	OGE Energy Corp.	91,400
16,700	Pepco Holdings, Inc.	261,856
2,000	PG&E Corp.	82,200
2,700	Pinnacle West Capital Corp.	98,172
4,700	PPL Corp.	117,265
600	Public Service Enterprise Group, Inc.	18,798
400	SCANA Corp.	14,304
800	Southern Co.	26,624
10,200	TECO Energy, Inc.	153,714
700	Westar Energy, Inc.	15,127

See Notes to Schedules of Investments and Financial Statements.

42 | JUNE 30, 2010

Schedule of Investments

As of June 30, 2010

Shares		Value

Electric – Integrated – (continued)
300	Wisconsin Energy Corp.	$15,222
		2,432,184
Electric Products – Miscellaneous – 0.1%
2,400	Molex, Inc.	43,776
Electronic Components – Miscellaneous – 0.3%
2,000	Garmin, Ltd.	58,360
6,600	Jabil Circuit, Inc.	87,780
4,200	Vishay Intertechnology, Inc.*	32,508
		178,648
Electronic Components – Semiconductors – 0.9%
9,500	Advanced Micro Devices, Inc.*	69,540
1,600	Fairchild Semiconductor International, Inc.*	13,456
11,600	Intel Corp.	225,620
1,000	International Rectifier Corp.*	18,610
1,600	Intersil Corp. – Class A	19,376
10,700	LSI Corp.*	49,220
1,700	MEMC Electronic Materials, Inc.*	16,796
3,200	Micron Technology, Inc.*	27,168
500	PMC-Sierra, Inc.*	3,760
8,300	Texas Instruments, Inc.	193,224
		636,770
Electronic Connectors – 0.1%
2,300	Thomas & Betts Corp.*	79,810
Electronic Measuring Instruments – 0%
200	Itron, Inc.*	12,364
Electronic Parts Distributors – 0.5%
2,700	Arrow Electronics, Inc.*	60,345
5,300	Avnet, Inc.*	127,783
4,200	Tech Data Corp.*	149,604
		337,732
Electronics – Military – 0%
300	L-3 Communications Holdings, Inc.	21,252
Engineering – Research and Development Services – 0.3%
900	Aecom Technology Corp.*	20,754
2,100	Fluor Corp.	89,250
600	Jacobs Engineering Group, Inc.*	21,864
3,700	KBR, Inc.	75,258
600	McDermott International, Inc. (U.S. Shares)*	12,996
		220,122
Enterprise Software/Services – 0%
2,600	Novell, Inc.*	14,768
Fiduciary Banks – 0.9%
13,824	Bank of New York Mellon Corp.	341,315
1,800	Northern Trust Corp.	84,060
6,300	State Street Corp.	213,066
		638,441
Finance – Auto Loans – 0.1%
2,700	AmeriCredit Corp.*	49,194
Finance – Consumer Loans – 0.3%
17,800	SLM Corp.*	184,942
Finance – Credit Card – 0.5%
23,200	Discover Financial Services	324,336
Finance – Investment Bankers/Brokers – 0.4%
2,700	E TRADE Financial Corp.*	31,914
1,500	Jefferies Group, Inc.	31,620
9,500	Raymond James Financial, Inc.	234,555
		298,089
Finance – Other Services – 0.5%
800	CME Group, Inc.	225,240
3,600	NYSE Euronext	99,468
		324,708
Financial Guarantee Insurance – 0%
2,300	Assured Guaranty, Ltd.	30,521
Food – Canned – 0.2%
12,000	Del Monte Foods Co.	172,680
Food – Confectionery – 0.3%
3,600	J.M. Smucker Co.	216,792
Food – Dairy Products – 0%
2,200	Dean Foods Co.*	22,154
Food – Meat Products – 0.4%
8,700	Smithfield Foods, Inc.*	129,630
7,900	Tyson Foods, Inc. – Class A	129,481
		259,111
Food – Miscellaneous/Diversified – 1.3%
2,900	Campbell Soup Co.	103,907
100	ConAgra Foods, Inc.	2,332
2,600	Corn Products International, Inc.	78,780
6,000	General Mills, Inc.	213,120
900	H.J. Heinz Co.	38,898
300	Kellogg Co.*	15,090
9,952	Kraft Foods, Inc. – Class A	278,656
800	McCormick & Co., Inc.	30,368
12,600	Sara Lee Corp.	177,660
		938,811
Food – Retail – 0%
100	Kroger Co.	1,969
700	Safeway, Inc.	13,762
		15,731
Forestry – 0%
200	Weyerhaeuser Co.	7,040
Funeral Services and Related Items – 0.3%
26,900	Service Corporation International	199,060
Gas – Distribution – 1.2%
5,400	CenterPoint Energy, Inc.	71,064
4,200	Energen Corp.	186,186
4,700	National Fuel Gas Co.	215,636
9,900	NiSource, Inc.	143,550
200	Sempra Energy	9,358
9,200	Southern Union Co.	201,112
		826,906
Home Decoration Products – 0.4%
17,500	Newell Rubbermaid, Inc.	256,200
Hospital Beds and Equipment – 0.3%
3,600	Hill-Rom Holdings, Inc.	109,548
3,600	Kinetic Concepts, Inc.*	131,436
		240,984

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 43

INTECH Risk-Managed Value Fund

Schedule of Investments

As of June 30, 2010

Shares		Value

Hotels and Motels – 0.1%
1,900	Wyndham Worldwide Corp.	$38,266
Human Resources – 0.2%
3,000	Manpower, Inc.	129,540
1,600	Monster Worldwide, Inc.*	18,640
		148,180
Independent Power Producer – 0.1%
2,900	Mirant Corp.*	30,624
2,600	NRG Energy, Inc.*	55,146
		85,770
Instruments – Scientific – 0.4%
8,400	PerkinElmer, Inc.	173,628
2,300	Thermo Fisher Scientific, Inc.*	112,815
		286,443
Insurance Brokers – 0.1%
600	Arthur J. Gallagher & Co.	14,628
3,500	Marsh & McLennan Cos., Inc.	78,925
		93,553
Internet Security – 0.2%
9,100	Symantec Corp.*	126,308
Investment Companies – 0%
2,300	Ares Capital Corp.	28,819
Investment Management and Advisory Services – 0.7%
5,300	Ameriprise Financial, Inc.	191,489
1,200	BlackRock, Inc.	172,080
5,900	INVESCO, Ltd.	99,297
1,200	Legg Mason, Inc.	33,636
		496,502
Life and Health Insurance – 1.1%
300	AFLAC, Inc.	12,801
3,679	Lincoln National Corp.	89,363
4,000	Principal Financial Group, Inc.	93,760
3,600	Protective Life Corp.	77,004
3,300	Prudential Financial, Inc.	177,078
3,600	StanCorp Financial Group, Inc.	145,944
1,800	Torchmark Corp.	89,118
3,800	Unum Group*	82,460
		767,528
Machinery – Construction and Mining – 0%
200	Terex Corp.*	3,748
Machinery – Farm – 0.3%
3,400	Deere & Co.	189,312
Machinery – General Industrial – 0.2%
2,500	Gardner Denver, Inc.	111,475
500	Wabtec Corp.	19,945
		131,420
Medical – Biomedical and Genetic – 1.4%
12,200	Amgen, Inc.*	641,720
3,400	Biogen Idec, Inc.*	161,330
200	Bio-Rad Laboratories, Inc.*	17,298
1,900	Charles River Laboratories International, Inc.*	64,999
800	Genzyme Corp.*	40,616
800	Life Technologies Corp.*	37,800
		963,763
Medical – Drugs – 4.7%
1,900	Abbott Laboratories	88,882
5,100	Bristol-Myers Squibb Co.	127,194
1,000	Cephalon, Inc.*	56,750
1,500	Eli Lilly & Co.	50,250
3,400	Endo Pharmaceuticals Holdings, Inc.*	74,188
2,500	Forest Laboratories, Inc.*	68,575
27,300	King Pharmaceuticals, Inc.*	207,207
21,775	Merck & Co., Inc.	761,472
129,271	Pfizer, Inc.	1,843,404
		3,277,922
Medical – Generic Drugs – 0.1%
3,400	Mylan, Inc.*	57,936
100	Watson Pharmaceuticals, Inc.*	4,057
		61,993
Medical – HMO – 2.4%
5,900	Aetna, Inc.	155,642
10,400	CIGNA Corp.	323,024
12,900	Coventry Health Care, Inc.*	228,072
9,100	Health Net, Inc.*	221,767
4,600	Humana, Inc.*	210,082
8,600	UnitedHealth Group, Inc.	244,240
6,900	WellPoint, Inc.*	337,617
		1,720,444
Medical – Hospitals – 0.1%
1,000	Community Health Systems, Inc.*	33,810
3,300	Tenet Healthcare Corp.*	14,322
1,500	Universal Health Services, Inc. – Class B	57,225
		105,357
Medical – Wholesale Drug Distributors – 0.6%
5,400	Cardinal Health, Inc.	181,494
3,600	McKesson Corp.	241,776
		423,270
Medical Instruments – 0.3%
900	Beckman Coulter, Inc.	54,261
3,100	Boston Scientific Corp.*	17,980
3,200	Medtronic, Inc.	116,064
		188,305
Medical Products – 2.0%
1,300	Baxter International, Inc.	52,832
6,200	Carefusion Corp.*	140,740
300	Cooper Companies, Inc.	11,937
15,500	Johnson & Johnson	915,430
2,200	Teleflex, Inc.	119,416
2,900	Zimmer Holdings, Inc.*	156,745
		1,397,100
Metal – Aluminum – 0.1%
5,300	Alcoa, Inc.	53,318
Metal Processors and Fabricators – 0.1%
1,400	Timken Co.	36,386
Multi-Line Insurance – 2.4%
3,700	ACE, Ltd. (U.S. Shares)	190,476
5,400	Allstate Corp.	155,142
1,700	American Financial Group, Inc.	46,444
2,000	American International Group, Inc.*	68,880
5,400	Assurant, Inc.	187,380
600	Cincinnati Financial Corp.	15,522

See Notes to Schedules of Investments and Financial Statements.

44 | JUNE 30, 2010

Schedule of Investments

As of June 30, 2010

Shares		Value

Multi-Line Insurance – (continued)
5,100	Genworth Financial, Inc. – Class A*	$66,657
2,000	Hartford Financial Services Group, Inc.	44,260
16,400	Loews Corp.	546,284
6,000	MetLife, Inc.	226,560
7,100	XL Capital, Ltd. – Class A*	113,671
		1,661,276
Multimedia – 2.6%
1,200	McGraw-Hill Cos., Inc.	33,768
28,400	News Corp. – Class A	339,664
3,300	Thomson Reuters Corp.	118,239
10,400	Time Warner, Inc.	300,664
13,000	Viacom, Inc. – Class B	407,810
20,100	Walt Disney Co.	633,150
		1,833,295
Non-Hazardous Waste Disposal – 0.2%
1,900	Republic Services, Inc.	56,487
1,800	Waste Connections, Inc.*	62,802
500	Waste Management, Inc.	15,645
		134,934
Office Automation and Equipment – 0.1%
12,483	Xerox Corp.	100,363
Office Supplies and Forms – 0.1%
3,200	Avery Dennison Corp.	102,816
Oil – Field Services – 0.8%
8,443	Baker Hughes, Inc.	350,976
700	Oceaneering International, Inc.*	31,430
1,200	Oil States International, Inc.*	47,496
1,600	Smith International, Inc.	60,240
5,700	Weatherford International, Ltd.*	74,898
		565,040
Oil and Gas Drilling – 0.3%
400	Atwood Oceanics, Inc.*	10,208
600	Diamond Offshore Drilling, Inc.	37,314
1,100	Nabors Industries, Ltd.*	19,382
1,900	Patterson-UTI Energy, Inc.	24,453
200	Pride International, Inc.*	4,468
1,300	Rowan Cos., Inc.*	28,522
2,100	Unit Corp.*	85,239
		209,586
Oil Companies – Exploration and Production – 2.6%
7,800	Anadarko Petroleum Corp.	281,502
1,600	Apache Corp.	134,704
1,100	Cabot Oil & Gas Corp.	34,452
2,600	Chesapeake Energy Corp.	54,470
3,300	Devon Energy Corp.	201,036
1,200	Forest Oil Corp.*	32,832
200	Noble Energy, Inc.	12,066
9,300	Occidental Petroleum Corp.	717,495
1,200	PetroHawk Energy Corp.*	20,364
1,300	Pioneer Natural Resources Co.	77,285
700	Plains Exploration & Production Co.*	14,427
2,500	Questar Corp.	113,725
1,400	Quicksilver Resources, Inc.*	15,400
1,800	SM Energy Company	72,288
600	Whitting Petroleum Corp.*	47,052
		1,829,098
Oil Companies – Integrated – 9.6%
25,500	Chevron Corp.	1,730,430
18,493	ConocoPhillips	907,821
68,229	Exxon Mobil Corp.	3,893,829
600	Hess Corp.	30,204
3,800	Marathon Oil Corp.	118,142
900	Murphy Oil Corp.	44,595
		6,725,021
Oil Field Machinery and Equipment – 0.4%
1,700	Cameron International Corp.*	55,284
5,800	National Oilwell Varco, Inc.	191,806
		247,090
Oil Refining and Marketing – 0.1%
1,500	Sunoco, Inc.	52,155
Paper and Related Products – 0.7%
500	Domtar Corp. (U.S. Shares)	24,575
4,500	International Paper Co.	101,835
17,500	MeadWestvaco Corp.	388,500
		514,910
Physical Practice Management – 0.2%
3,000	Mednax, Inc.*	166,830
Pipelines – 0.7%
1,600	El Paso Corp.	17,776
3,300	Oneok, Inc.	142,725
6,200	Spectra Energy Corp.	124,434
11,700	Williams Companies, Inc.	213,876
		498,811
Power Converters and Power Supply Equipment – 0%
700	Hubbell, Inc. – Class A	27,783
Printing – Commercial – 0.3%
12,800	R.R. Donnelley & Sons Co.	209,536
Private Corrections – 0.3%
9,400	Corrections Corporation of America*	179,352
Professional Sports – 0.2%
5,600	Madison Square Garden, Inc.*	110,152
Property and Casualty Insurance – 1.0%
1,000	Arch Capital Group, Ltd.*	74,500
1,000	Chubb Corp.	50,010
900	Hanover Insurance Group, Inc.	39,150
100	Markel Corp.*	34,000
1,000	Progressive Corp.	18,720
5,000	Travelers Cos., Inc.	246,250
600	W. R. Berkley Corp.	15,876
800	White Mountains Insurance Group, Ltd.	259,360
		737,866
Publishing – Newspapers – 0.3%
8,300	Gannett Company, Inc.	111,718
4,300	New York Times Co. – Class A*	37,195
100	Washington Post Co. – Class B	41,048
		189,961
Real Estate Operating/Development – 0%
2,700	Forest City Enterprises, Inc. – Class A*	30,564
Reinsurance – 3.0%
1,000	Allied World Assurance Co. Holdings, Ltd.	45,380
22,200	Berkshire Hathaway, Inc. – Class B*	1,769,118
2,200	Endurance Specialty Holdings, Ltd.	82,566

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 45

INTECH Risk-Managed Value Fund

Schedule of Investments

As of June 30, 2010

Shares		Value

Reinsurance – (continued)
100	Everest Re Group, Ltd.	$7,072
200	PartnerRe, Ltd.	14,028
1,000	Reinsurance Group of America, Inc.	45,710
2,600	Transatlantic Holdings, Inc.	124,696
900	Validus Holdings, Ltd.	21,978
		2,110,548
REIT – Apartments – 0.8%
3,800	Apartment Investment & Management Co. – Class A	73,606
112	Avalonbay Communities, Inc.	10,457
1,500	BRE Properties, Inc. – Class A	55,395
2,400	Camden Property Trust	98,040
2,000	Equity Residential	83,280
400	Essex Property Trust, Inc.	39,016
10,400	UDR, Inc.	198,952
		558,746
REIT – Diversified – 0.3%
200	Duke Realty Corp.	2,270
3,800	Liberty Property Trust	109,630
1,100	Vornado Realty Trust	80,245
		192,145
REIT – Health Care – 0.3%
1,500	HCP, Inc.	48,375
400	Heath Care REIT, Inc.	16,848
500	Nationwide Health Properties, Inc.	17,885
2,800	Senior Housing Property Trust	56,308
1,900	Ventas, Inc.	89,205
		228,621
REIT – Hotels – 0.1%
2,000	Hospitality Properties Trust	42,200
3,257	Host Hotels & Resorts, Inc.	43,904
		86,104
REIT – Mortgage – 0.2%
4,200	Annaly Mortgage Management, Inc.	72,030
13,000	Chimera Investment Corp.	46,930
		118,960
REIT – Office Property – 0.9%
3,100	Alexandria Real Estate Equities, Inc.	196,447
1,400	Boston Properties, Inc.	99,876
7,500	Brandywine Realty Trust, Inc.	80,625
10,100	Douglas Emmett, Inc.	143,622
9,000	HRPT Properties Trust*	55,890
500	Mack-Cali Realty Corp.	14,865
1,200	SL Green Realty Corp.	66,048
		657,373
REIT – Regional Malls – 0.4%
749	Macerich Co.	27,953
2,423	Simon Property Group, Inc.	195,657
2,200	Taubman Centers, Inc.	82,786
		306,396
REIT – Shopping Centers – 0.1%
2,500	Developers Diversified Realty Corp.	24,750
1,000	Kimco Realty Corp.	13,440
		38,190
REIT – Storage – 0%
100	Public Storage	8,791
REIT – Warehouse/Industrial – 0.1%
1,500	AMB Property Corp.	35,565
Retail – Apparel and Shoe – 0.1%
900	Abercrombie & Fitch Co. – Class A	27,621
2,000	American Eagle Outfitters, Inc.	23,500
100	Foot Locker, Inc.	1,262
2,700	Gap, Inc.	52,542
		104,925
Retail – Building Products – 0%
1,600	Lowe’s Cos., Inc.	32,672
Retail – Consumer Electronics – 0.1%
2,600	RadioShack Corp.	50,726
Retail – Discount – 0.7%
10,100	Wal-Mart Stores, Inc.	485,507
Retail – Drug Store – 0.1%
2,600	CVS Caremark Corp.	76,232
1,100	Walgreen Co.	29,370
		105,602
Retail – Major Department Stores – 0.1%
2,800	JC Penney Co., Inc.	60,144
500	Sears Holdings Corp.*	32,325
		92,469
Retail – Regional Department Stores – 0.1%
2,500	Macy’s, Inc.	44,750
Savings/Loan/Thrifts – 0.3%
5,700	New York Community Bancorp, Inc.	87,039
9,700	Washington Federal, Inc.	156,946
		243,985
Semiconductor Components/Integrated Circuits – 0%
3,300	Atmel Corp.*	15,840
Semiconductor Equipment – 0.3%
5,900	KLA-Tencor Corp.	164,492
500	Novellus Systems, Inc.*	12,680
		177,172
Steel – Producers – 0.1%
1,600	Gerdau Ameristeel Corp. (U.S. Shares)*	17,440
300	Nucor Corp.	11,484
400	United States Steel Corp.	15,420
		44,344
Super-Regional Banks – 4.3%
5,100	Capital One Financial Corp.	205,530
7,600	Comerica, Inc.	279,908
13,800	Fifth Third Bancorp	169,602
27,700	Huntington Bancshares, Inc.	153,458
26,200	Keycorp	201,478
8,283	PNC Financial Services Group, Inc.	467,989
7,500	SunTrust Banks, Inc.	174,750
22,700	U.S. Bancorp	507,345
34,861	Wells Fargo & Co.	892,441
		3,052,501
Telecommunication Equipment – 0%
300	CommScope, Inc.*	7,131

See Notes to Schedules of Investments and Financial Statements.

46 | JUNE 30, 2010

Schedule of Investments

As of June 30, 2010

Shares		Value

Telecommunication Equipment – Fiber Optics – 0%
1,100	Corning, Inc.	$17,765
Telecommunication Services – 0.4%
2,600	Amdocs, Ltd. (U.S. Shares)*	69,810
12,700	Virgin Media, Inc.	211,963
		281,773
Telephone – Integrated – 5.5%
107,710	AT&T, Inc.	2,605,505
10,332	CenturyTel, Inc.	344,159
5,800	Frontier Communications Corp.	41,238
500	Telephone & Data Systems, Inc.	15,195
29,144	Verizon Communications, Inc.	816,615
1,500	Windstream Corp.	15,840
		3,838,552
Television – 0.1%
4,200	CBS Corp. – Class B	54,306
Tobacco – 0.7%
10,600	Altria Group, Inc.	212,424
200	Lorillard, Inc.	14,396
3,700	Philip Morris International, Inc.	169,608
2,500	Reynolds American, Inc.	130,300
		526,728
Tools – Hand Held – 0.2%
2,455	Stanley Works	124,027
Toys – 0%
1,000	Mattel, Inc.	21,160
Transportation – Marine – 0.3%
3,400	Alexander & Baldwin, Inc.	101,252
2,500	Frontline, Ltd.	71,350
400	Tidewater, Inc.	15,488
		188,090
Transportation – Railroad – 1.0%
5,200	CSX Corp.	258,076
5,400	Kansas City Southern*	196,290
3,700	Norfolk Southern Corp.	196,285
1,000	Union Pacific Corp.	69,510
		720,161
Transportation – Services – 0.4%
3,300	FedEx Corp.	231,363
1,400	Ryder System, Inc.	56,322
		287,685
Transportation – Truck – 0%
900	Con-way, Inc.	27,018
Vitamins and Nutrition Products – 0.5%
5,400	Mead Johnson Nutrition Co. – Class A	270,648
1,600	NBTY, Inc.*	54,416
		325,064
Water – 0.2%
6,000	American Water Works Co., Inc.	123,600
Web Portals/Internet Service Providers – 0.2%
5,772	AOL, Inc.*	120,000
Wireless Equipment – 0.3%
30,100	Motorola, Inc.*	196,252
X-Ray Equipment – 0.1%
3,800	Hologic, Inc.*	52,934

Total Common Stock (cost $68,940,262)		70,126,054

Money Market – 0.7%
482,219	Janus Cash Liquidity Fund LLC, 0% (cost $482,219)	482,219

Total Investments (total cost $69,422,481) – 100.3%		70,608,273

Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(199,987)

Net Assets – 100%		$70,408,286

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$740,191	1.1%
Canada	135,679	0.2%
Cayman Islands	171,047	0.2%
Guernsey	69,810	0.1%
Ireland	141,409	0.2%
Liberia	43,263	0.1%
Netherlands	15,048	0.0%
Panama	40,212	0.1%
Switzerland	521,022	0.7%
United States††	68,730,592	97.3%

Total	$70,608,273	100.0%

††	Includes Cash Equivalents (96.7% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Risk-Managed Funds | 47

Statements of Assets and Liabilities

	INTECH	INTECH	INTECH	INTECH
As of June 30, 2010	Risk-Managed	Risk-Managed	Risk-Managed	Risk-Managed
(all numbers in thousands except net asset value per share)	Core Fund	Growth Fund	International Fund	Value Fund

Assets:
Investments at cost	$263,253	$387,662	$6,373	$69,422
Unaffiliated investments at value	$265,092	$400,641	$6,163	$70,126
Affiliated money market investments	449	-	58	482
Cash	14	-	1	-
Cash denominated in foreign currency(1)	-	-	3	-
Receivables:
Investments sold	10,053	67,336	18	8,662
Fund shares sold	92	54	2	2
Dividends	385	593	23	88
Non-interested Trustees’ deferred compensation	7	11	-	2
Other assets	-	1	-	1
Total Assets	276,092	468,636	6,268	79,363
Liabilities:
Payables:
Due to Custodian	-	5,207	-	20
Investments purchased	9,247	47,927	17	8,792
Fund shares repurchased	177	4,118	-	42
Dividends and distributions	2	1	-	-
Advisory fees	114	181	17	48
Custodian Fees	10	15	24	12
Registration Fees	14	9	17	8
Audit Fees	30	30	28	28
Administrative fees - Class D Shares	14	N/A	N/A	N/A
Administrative fees - Class S Shares	1	3	-	-
Administrative fees - Class T Shares(2)	13	-	-	-
Distribution fees and shareholder servicing fees - Class A Shares	2	3	-	1
Distribution fees and shareholder servicing fees - Class C Shares	6	3	2	-
Distribution fees and shareholder servicing fees - Class S Shares	1	3	-	-
Networking fees - Class A Shares	7	-	-	-
Networking fees - Class C Shares	1	9	-	-
Networking fees - Class I Shares	2	199	-	-
Non-interested Trustees’ fees and expenses	3	7	-	-
Non-interested Trustees’ deferred compensation fees	7	11	-	2
Accrued expenses and other payables	59	24	5	2
Total Liabilities	9,710	57,750	110	8,955
Net Assets	$266,382	$410,886	$6,158	$70,408

48 | June 30, 2010

See footnotes at the end of the Statements.

See Notes to Financial Statements.

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

49

Statements of Assets and Liabilities (continued)

	INTECH	INTECH	INTECH	INTECH
As of June 30, 2010	Risk-Managed	Risk-Managed	Risk-Managed	Risk-Managed
(all numbers in thousands except net asset value per share)	Core Fund	Growth Fund	International Fund	Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$354,275	$698,219	$9,974	$88,399
Undistributed net investment income/(loss)*	1,591	2,305	106	781
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(91,771)	(302,615)	(3,770)	(19,958)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,287	12,977	(152)	1,186
Total Net Assets	$266,382	$410,886	$6,158	$70,408
Net Assets - Class A Shares	$11,026	$11,914	$1,684	$3,694
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,028	1,132	273	470
Net Asset Value Per Share(3)	$10.72	$10.52	$6.16	$7.85
Maximum Offering Price Per Share(4)	$11.37	$11.16	$6.54	$8.33
Net Assets - Class C Shares	$6,452	$3,928	$1,642	$330
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	603	387	266	42
Net Asset Value Per Share(3)	$10.71	$10.15	$6.17	$7.81
Net Assets - Class D Shares	$135,712	N/A	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,631	N/A	N/A	N/A
Net Asset Value Per Share	$10.74	N/A	N/A	N/A
Net Assets - Class I Shares	$50,382	$379,401	$1,180	$66,137
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,687	36,291	192	8,387
Net Asset Value Per Share	$10.75	$10.45	$6.14	$7.89
Net Assets - Class S Shares	$3,888	$15,629	$1,642	$214
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	363	1,491	266	27
Net Asset Value Per Share	$10.73	$10.48	$6.16	$7.85
Net Assets - Class T Shares(2)	$58,922	$14	$10	$33
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,485	1	2	4
Net Asset Value Per Share	$10.74	$10.48	$6.16	$7.87

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $2,596 for INTECH Risk-Managed International Fund.
(2)	Formerly named Class J Shares for INTECH Risk-Managed Core Fund.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.

Janus Risk-Managed Funds | 50

See Notes to Financial Statements.

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51

Statements of Operations

	INTECH		INTECH		INTECH		INTECH
For the eight- or eleven-month fiscal period ended June 30, 2010	Risk-Managed		Risk-Managed		Risk-Managed		Risk-Managed
and the fiscal year ended October 31 or July 31	Core Fund		Growth Fund		International Fund		Value Fund
(all numbers in thousands)	2010(1)	2009(2)	2010(3)	2009(4)	2010(3)	2009(4)	2010(3)	2009(4)

Investment Income:
Interest	$-	$2	$-	$2	$-	$-	$-	$-
Securities lending income	-	1	-	36	-	-	-	8
Dividends	3,812	6,360	11,882	16,717	198	242	1,539	1,881
Dividends from affiliates	1	1	3	30	-	1	1	4
Other Income	1	-	-	260	-	-	-	-
Foreign tax withheld	-	-	-	-	(17)	(24)	-	-
Total Investment Income	3,814	6,364	11,885	17,045	181	219	1,540	1,893
Expenses:
Advisory fees	830	894	3,699	4,612	39	37	338	279
Transfer agent fees and expenses	44	202	135	122	4	7	5	8
Registration fees	44	97	91	77	64	61	82	58
Custodian fees	10	24	24	44	135	158	14	48
Audit fees	37	9	46	48	53	52	43	47
Postage and mailing expenses	34	256	77	6	2	5	2	5
Printing expenses	58	140	121	34	-	49	12	33
System fees	-	38	9	41	8	45	5	42
Non-interested Trustees’ fees and expenses	5	6	20	24	2	-	3	-
Administrative fees - Class D Shares	66	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Administrative fees - Class S Shares	8	4	42	100	4	4	1	-
Administrative fees - Class T Shares(5)	205	467	-	-	-	-	-	-
Distribution fees and shareholder servicing fees - Class A Shares	21	12	39	50	4	4	9	4
Distribution fees and shareholder servicing fees - Class C Shares	51	28	42	55	17	16	3	3
Distribution fees and shareholder servicing fees - Class S Shares	8	4	42	100	4	4	-	-
Administrative, networking and omnibus fees - Class A Shares	32	10	5	5	-	-	1	1
Administrative, networking and omnibus fees - Class C Shares	2	11	50	7	-	1	-	-
Administrative, networking and omnibus fees - Class I Shares	7	2	331	60	-	-	1	1
Other expenses	9	35	46	39	9	-	14	15
Non-recurring costs (Note 4)	-	-	-	-	N/A	N/A	N/A	N/A
Cost assumed by Janus Capital Management LLC (Note 4)	-	-	-	-	N/A	N/A	N/A	N/A
Total Expenses	1,471	2,239	4,819	5,424	345	443	533	544
Expense and Fee Offset	(3)	(21)	-	(7)	-	-	(1)	-
Net Expenses	1,468	2,218	4,819	5,417	345	443	532	544
Less: Excess Expense Reimbursement	(8)	(16)	(130)	(3)	(288)	(398)	(11)	(197)
Net Expenses after Expense Reimbursement	1,460	2,202	4,689	5,414	57	45	521	347
Net Investment Income/(Loss)	2,354	4,162	7,196	11,631	124	174	1,019	1,546
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	30,854	(65,969)	154,479	(387,878)	350	(3,164)	6,273	(22,217)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(24,138)	81,333	(64,786)	59,718	(692)	817	(2,440)	7,995
Net Gain/(Loss) on Investments	6,716	15,364	89,693	(328,160)	(342)	(2,347)	3,833	(14,222)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$9,070	$19,526	$96,889	$(316,529)	$(218)	$(2,173)	$4,852	$(12,676)

(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from November 1, 2008 through October 31, 2009.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Period from August 1, 2008 through July 31, 2009.
(5)	Formerly named Class J Shares for INTECH Risk-Managed Core Fund.

52 | June 30, 2010

See Notes to Financial Statements.

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53

Statements of Changes in Net Assets

For the eight- or eleven-month fiscal period	INTECH			INTECH			INTECH			INTECH
ended June 30, 2010 and each fiscal year	Risk-Managed			Risk-Managed			Risk-Managed			Risk-Managed
ended October 31 or July 31	Core Fund			Growth Fund			International Fund			Value Fund
(all numbers in thousands)	2010(1)	2009(2)	2008(3)	2010(4)	2009(5)	2008(6)	2010(4)	2009(5)	2008(6)	2010(4)	2009(5)	2008(6)

Operations:
Net investment income/(loss)	$2,354	$4,162	$6,001	$7,196	$11,631	$10,893	$124	$174	$177	$1,019	$1,546	$1,382
Net realized gain/(loss) from investment and foreign currency transactions	30,854	(65,969)	(30,199)	154,479	(387,878)	(44,039)	350	(3,164)	(904)	6,273	(22,217)	(3,911)
Net realized gain/(loss) from futures contracts	-	-	-	-	-	(371)	-	-	-	-	-	-
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(24,138)	81,333	(125,528)	(64,786)	59,718	(56,328)	(692)	817	(135)	(2,440)	7,995	(5,288)
Net Increase/(Decrease) in Net Assets Resulting from Operations	9,070	19,526	(149,726)	96,889	(316,529)	(89,845)	(218)	(2,173)	(862)	4,852	(12,676)	(7,817)
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(77)	-	N/A	(105)	(227)	(278)	(16)	(71)	(37)	(19)	(77)	(7)
Class C Shares	(16)	-	N/A	(9)	(10)	-	(15)	(57)	(24)	(1)	(8)	(9)
Class D Shares	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	(382)	-	N/A	(5,810)	(15,766)	(8,969)	(21)	(89)	(44)	(373)	(2,447)	(639)
Class R Shares	N/A	N/A	N/A	N/A	N/A	(1)	N/A	N/A	N/A	N/A	N/A	(3)
Class S Shares	(28)	-	N/A	(78)	(293)	(395)	(16)	(63)	(32)	(1)	(8)	(3)
Class T Shares(7)	(1,549)	(6,726)	(6,952)	-	-	N/A	-	-	N/A	-	-	N/A
Net realized gain/(loss) from investment transactions*
Class A Shares	-	-	N/A	-	-	(2,295)	-	-	-	-	-	(12)
Class C Shares	-	-	N/A	-	-	(636)	-	-	-	-	-	(25)
Class D Shares	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	-	-	N/A	-	-	(55,400)	-	-	-	-	-	(1,012)
Class R Shares	N/A	N/A	N/A	N/A	N/A	(9)	N/A	N/A	N/A	N/A	N/A	(9)
Class S Shares	-	-	N/A	-	-	(6,545)	-	-	-	-	-	(5)
Class T Shares(7)	-	-	(40,538)	-	-	N/A	-	-	N/A	-	-	N/A
Net (Decrease) from Dividends and Distributions	(2,052)	(6,726)	(47,490)	(6,002)	(16,296)	(74,528)	(68)	(280)	(137)	(394)	(2,540)	(1,724)
Capital Share Transactions:
Shares sold
Class A Shares	1,241	578	N/A	2,226	4,008	15,878	6	81	57	838	2,561	891
Class C Shares	237	264	N/A	302	626	1,267	9	2	23	49	45	29
Class D Shares	4,360	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	16,077	4,786	N/A	72,041	182,131	386,946	384	463	479	10,476	19,227	28,428
Class R Shares	N/A	N/A	N/A	N/A	17	37	N/A	N/A	N/A	N/A	20	26
Class S Shares	882	217	N/A	1,941	7,801	36,680	-	-	-	-	-	-
Class T Shares(7)	7,483	22,565	31,080	13	1	N/A	10	1	N/A	32	1	N/A
Shares issued in connection with restructuring (Note 9)
Class D Shares	143,369	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares issued in connection with acquisition (Note 10)
Class A Shares	N/A	16,855	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class C Shares	N/A	8,098	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	N/A	47,224	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	N/A	4,376	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Redemption fees
Class C Shares	-	-	N/A	-	-	-	-	-	-	-	-	-
Class D Shares	2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	-	-	N/A	4	5	14	-	-	-	-	-	-
Class S Shares	-	-	N/A	2	4	14	-	-	-	-	-	-
Class T Shares(7)	5	11	25	-	-	N/A	-	-	N/A	-	-	N/A

54 | June 30, 2010

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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55

Statements of Changes in Net Assets (continued)

For the eight- or eleven-month fiscal period	INTECH			INTECH			INTECH			INTECH
ended June 30, 2010 and each fiscal year	Risk-Managed			Risk-Managed			Risk-Managed			Risk-Managed
ended October 31 or July 31	Core Fund			Growth Fund			International Fund			Value Fund
(all numbers in thousands)	2010(1)	2009(2)	2008(3)	2010(4)	2009(5)	2008(6)	2010(4)	2009(5)	2008(6)	2010(4)	2009(5)	2008(6)

Reinvested dividends and distributions
Class A Shares	73	-	N/A	98	200	2,122	16	70	37	19	72	13
Class C Shares	7	-	N/A	5	5	236	15	56	24	1	8	33
Class D Shares	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	268	-	N/A	5,514	14,966	62,540	21	89	44	373	2,356	1,563
Class R Shares	N/A	N/A	N/A	N/A	-	2	N/A	N/A	N/A	N/A	6	12
Class S Shares	27	-	N/A	78	292	6,892	16	63	32	1	7	8
Class T Shares(7)	1,531	6,625	46,886	-	-	N/A	-	-	N/A	-	-	N/A
Shares repurchased
Class A Shares	(3,629)	(3,738)	N/A	(10,113)	(12,484)	(28,729)	(70)	(29)	-	(827)	(605)	(310)
Class C Shares	(1,959)	(1,465)	N/A	(1,652)	(2,295)	(6,527)	(11)	(1)	-	(18)	(29)	(1,123)
Class D Shares	(9,744)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	(12,651)	(11,908)	N/A	(592,968)	(309,349)	(300,225)	(1,586)	(147)	(180)	(8,563)	(9,925)	(4,892)
Class R Shares	N/A	N/A	N/A	N/A	(208)(8)	(25)	N/A	N/A	N/A	N/A	(433)(9)	(56)
Class S Shares	(1,717)	(1,920)	N/A	(8,027)	(40,543)	(117,902)	-	-	-	-	-	-
Class T Shares(7)	(37,360)	(58,072)	(146,677)	-	-	N/A	-	-	N/A	-	-	N/A
Shares reorganized in connection with restructuring (Note 9)
Class T Shares(7)	(143,369)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Net Increase/(Decrease) from Capital Share Transactions	(34,867)	34,496	(68,686)	(530,536)	(154,823)	59,220	(1,190)	648	516	2,381	13,311	24,622
Net Increase/(Decrease) in Net Assets	(27,849)	47,296	(265,902)	(439,649)	(487,648)	(105,153)	(1,476)	(1,805)	(483)	6,839	(1,905)	15,081
Net Assets:
Beginning of period	294,231	246,935	512,837	850,535	1,338,183	1,443,336	7,634	9,439	9,922	63,569	65,474	50,393
End of period	$266,382	$294,231	$246,935	$410,886	$850,535	$1,338,183	$6,158	$7,634	$9,439	$70,408	$63,569	$65,474

Undistributed net investment income/(loss)*	$1,591	$1,290	$3,842	$2,305	$1,111	$5,776	$106	$36	$134	$781	$156	$1,150

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from November 1, 2008 through October 31, 2009.
(3)	Period from November 1, 2007 through October 31, 2008.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(5)	Period from August 1, 2008 through July 31, 2009.
(6)	Period from August 1, 2007 through July 31, 2008.
(7)	Formerly named Class J Shares for INTECH Risk-Managed Core Fund.
(8)	A liquidation of Class R Shares occurred at the close of business on March 31, 2009.
(9)	A liquidation of Class R Shares occurred at the close of business on March 25, 2009.

Janus Risk-Managed Funds | 56

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57

Financial Highlights

Class A Shares

For a share outstanding during the	INTECH
eight-month fiscal period ended June 30, 2010	Risk-Managed Core Fund
and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.56	$9.26
Income from Investment Operations:
Net investment income/(loss)	.07	.05
Net gain/(loss) on investments (both realized and unrealized)	.16	1.25
Total from Investment Operations	.23	1.30
Less Distributions:
Dividends (from net investment income)*	(.07)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.07)	–
Net Asset Value, End of Period	$10.72	$10.56
Total Return**	2.11%	14.04%
Net Assets, End of Period (in thousands)	$11,026	$13,008
Average Net Assets for the Period (in thousands)	$12,844	$14,686
Ratio of Gross Expenses to Average Net Assets***(3)	1.06%	1.10%
Ratio of Net Expenses to Average Net Assets***(3)	1.06%	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.85%	1.20%
Portfolio Turnover Rate***	120%	111%

Class A Shares

For a share outstanding during the
eleven-month fiscal period ended June 30, 2010	INTECH Risk-Managed Growth Fund
and each fiscal year or period ended July 31	2010(4)	2009	2008	2007	2006	2005(5)(6)

Net Asset Value, Beginning of Period	$9.80	$12.88	$14.45	$12.81	$13.32	$12.56
Income from Investment Operations:
Net investment income/(loss)	.14	.14	.09	.06	.06	–
Net gain/(loss) on investments (both realized and unrealized)	.64	(3.11)	(.94)	1.62	.08	1.64
Total from Investment Operations	.78	(2.97)	(.85)	1.68	.14	1.64
Less Distributions:
Dividends (from net investment income)*	(.06)	(.11)	(.08)	(.04)	(.02)	–
Distributions (from capital gains)*	–	–	(.64)	–	(.63)	(.88)
Total Distributions	(.06)	(.11)	(.72)	(.04)	(.65)	(.88)
Net Asset Value, End of Period	$10.52	$9.80	$12.88	$14.45	$12.81	$13.32
Total Return**	7.97%	(22.92)%	(6.54)%	13.10%	0.84%	13.36%
Net Assets, End of Period (in thousands)	$11,914	$18,215	$34,231	$50,000	$30,875	$12,887
Average Net Assets for the Period (in thousands)	$17,116	$20,041	$47,093	$39,807	$22,793	$2,766
Ratio of Gross Expenses to Average Net Assets***(3)	0.90%	0.82%	0.78%	0.81%	0.85%	0.86%
Ratio of Net Expenses to Average Net Assets***(3)	0.90%	0.82%	0.78%	0.81%	0.85%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.71%	1.01%	0.57%	0.54%	0.61%	0.17%
Portfolio Turnover Rate***	128%	119%	125%	113%	100%	106%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(5)	Period from September 30, 2004 (inception date) through July 31, 2005.
(6)	Certain prior year amounts have been reclassified to conform with current year presentation.

See footnotes at the end of the Statements.

See Notes to Financial Statements.

58 | June 30, 2010

Class A Shares

For a share outstanding during the
eleven-month fiscal period ended June 30, 2010	INTECH Risk-Managed International Fund
and each fiscal year or period ended July 31	2010(1)	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$6.56	$8.97	$9.93	$10.00
Income from Investment Operations:
Net investment income/(loss)	.13	.16	.20	.08
Net gain/(loss) on investments (both realized and unrealized)	(.47)	(2.31)	(1.01)	(.15)
Total from Investment Operations	(.34)	(2.15)	(.81)	(.07)
Less Distributions:
Dividends (from net investment income)*	(.06)	(.26)	(.15)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.06)	(.26)	(.15)	–
Net Asset Value, End of Period	$6.16	$6.56	$8.97	$9.93
Total Return**	(5.32)%	(23.53)%	(8.35)%	(0.70)%
Net Assets, End of Period (in thousands)	$1,684	$1,836	$2,326	$2,481
Average Net Assets for the Period (in thousands)	$1,900	$1,632	$2,507	$2,490
Ratio of Gross Expenses to Average Net Assets***(3)	0.74%(4)	0.64%(4)	0.91%	0.91%
Ratio of Net Expenses to Average Net Assets***(3)	0.73%(4)	0.64%(4)	0.90%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.87%	2.62%	1.92%	3.20%
Portfolio Turnover Rate***	130%	115%	105%	140%

Class A Shares

For a share outstanding during the
eleven-month fiscal period ended June 30, 2010	INTECH Risk-Managed Value Fund
and each fiscal year or period ended July 31	2010(1)	2009	2008	2007	2006(5)

Net Asset Value, Beginning of Period	$7.36	$9.88	$11.68	$10.64	$10.00
Income from Investment Operations:
Net investment income/(loss)	.10	.15	.14	.16	.09
Net gain/(loss) on investments (both realized and unrealized)	.43	(2.35)	(1.58)	1.05	.55
Total from Investment Operations	.53	(2.20)	(1.44)	1.21	.64
Less Distributions:
Dividends (from net investment income)*	(.04)	(.32)	(.13)	(.15)	–
Distributions (from capital gains)*	–	–	(.23)	(.02)	–
Total Distributions	(.04)	(.32)	(.36)	(.17)	–
Net Asset Value, End of Period	$7.85	$7.36	$9.88	$11.68	$10.64
Total Return**	7.21%	(22.01)%	(12.78)%	11.38%	6.40%
Net Assets, End of Period (in thousands)	$3,694	$3,440	$1,032	$538	$266
Average Net Assets for the Period (in thousands)	$3,815	$1,762	$680	$414	$256
Ratio of Gross Expenses to Average Net Assets***(3)	1.01%	0.74%	0.85%	0.85%	0.85%
Ratio of Net Expenses to Average Net Assets***(3)	1.01%	0.74%	0.85%	0.85%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.26%	2.28%	2.08%	1.64%	1.48%
Portfolio Turnover Rate***	101%	100%	78%	71%	98%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from May 2, 2007 (inception date) through July 31, 2007.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.26% and 1.25%, respectively, in 2010 and 0.93% and 0.93%, respectively, in 2009 without the waiver of these fees and expenses.
(5)	Period from December 30, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

Janus Risk-Managed Funds | 59

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the	INTECH
eight-month fiscal period ended June 30, 2010	Risk-Managed Core Fund
and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.54	$9.26
Income from Investment Operations:
Net investment income/(loss)	.03	.02
Net gain/(loss) on investments (both realized and unrealized)	.16	1.26
Total from Investment Operations	.19	1.28
Less Distributions:
Dividends (from net investment income)*	(.02)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.02)	–
Net Asset Value, End of Period	$10.71	$10.54
Total Return**	1.82%	13.82%
Net Assets, End of Period (in thousands)	$6,452	$7,938
Average Net Assets for the Period (in thousands)	$7,678	$8,527
Ratio of Gross Expenses to Average Net Assets***(3)	1.56%	1.85%
Ratio of Net Expenses to Average Net Assets***(3)	1.56%	1.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.35%	0.44%
Portfolio Turnover Rate***	120%	111%

Class C Shares

For a share outstanding during the
eleven-month fiscal period ended June 30, 2010	INTECH Risk-Managed Growth Fund
and each fiscal year ended July 31	2010(4)	2009	2008	2007(5)	2006	2005

Net Asset Value, Beginning of Period	$9.50	$12.45	$14.03	$12.51	$13.10	$12.14
Income from Investment Operations:
Net investment income/(loss)	(.14)	(.05)	(.11)	(.01)	–	.02
Net gain/(loss) on investments (both realized and unrealized)	.81	(2.88)	(.83)	1.53	.04	1.82
Total from Investment Operations	.67	(2.93)	(.94)	1.52	.04	1.84
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	(.02)	–	–	–	–
Distributions (from capital gains)*	–	–	(.64)	–	(.63)	(.88)
Redemption fees	–(6)	–	–	–	–	–
Total Distributions and Other	(.02)	(.02)	(.64)	–	(.63)	(.88)
Net Asset Value, End of Period	$10.15	$9.50	$12.45	$14.03	$12.51	$13.10
Total Return**	7.05%	(23.53)%	(7.31)%	12.15%	0.11%	15.44%
Net Assets, End of Period (in thousands)	$3,928	$4,921	$8,767	$15,250	$12,131	$10,170
Average Net Assets for the Period (in thousands)	$4,571	$5,469	$12,982	$14,549	$10,135	$6,173
Ratio of Gross Expenses to Average Net Assets***(3)	1.93%	1.62%	1.60%	1.59%	1.60%	1.60%
Ratio of Net Expenses to Average Net Assets***(3)	1.93%	1.62%	1.60%	1.59%	1.60%	1.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.32)%	0.21%	(0.25)%	(0.22)%	(0.16)%	(0.39)%
Portfolio Turnover Rate***	128%	119%	125%	113%	100%	106%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(5)	Certain prior year amounts have been reclassified to conform with current year presentation.
(6)	Redemption fees aggregated less than $.01 on a per share basis.

See Notes to Financial Statements.

60 | June 30, 2010

Class C Shares

For a share outstanding during the
eleven-month fiscal period ended June 30, 2010	INTECH Risk-Managed International Fund
and each fiscal year or period ended July 31	2010(1)	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$6.57	$8.93	$9.91	$10.00
Income from Investment Operations:
Net investment income/(loss)	.13	.16	.13	.06
Net gain/(loss) on investments (both realized and unrealized)	(.47)	(2.30)	(1.01)	(.15)
Total from Investment Operations	(.34)	(2.14)	(.88)	(.09)
Less Distributions:
Dividends (from net investment income)*	(.06)	(.22)	(.10)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.06)	(.22)	(.10)	–
Net Asset Value, End of Period	$6.17	$6.57	$8.93	$9.91
Total Return**	(5.31)%	(23.61)%	(9.03)%	(0.90)%
Net Assets, End of Period (in thousands)	$1,642	$1,737	$2,274	$2,477
Average Net Assets for the Period (in thousands)	$1,827	$1,552	$2,485	$2,487
Ratio of Gross Expenses to Average Net Assets***(3)	0.73%(4)	0.70%(4)	1.66%	1.66%
Ratio of Net Expenses to Average Net Assets***(3)	0.73%(4)	0.69%(4)	1.65%	1.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.88%	2.56%	1.17%	2.45%
Portfolio Turnover Rate***	130%	115%	105%	140%

Class C Shares

For a share outstanding during the
eleven-month fiscal period ended June 30, 2010	INTECH Risk-Managed Value Fund
and each fiscal year or period ended July 31	2010(1)	2009	2008	2007	2006(5)

Net Asset Value, Beginning of Period	$7.35	$9.78	$11.61	$10.60	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	.12	.23	.07	.04
Net gain/(loss) on investments (both realized and unrealized)	.45	(2.34)	(1.75)	1.05	.56
Total from Investment Operations	.48	(2.22)	(1.52)	1.12	.60
Less Distributions:
Dividends (from net investment income)*	(.02)	(.21)	(.08)	(.09)	–
Distributions (from capital gains)*	–	–	(.23)	(.02)	–
Total Distributions	(.02)	(.21)	(.31)	(.11)	–
Net Asset Value, End of Period	$7.81	$7.35	$9.78	$11.61	$10.60
Total Return**	6.51%	(22.52)%	(13.49)%	10.52%	6.00%
Net Assets, End of Period (in thousands)	$330	$281	$342	$1,510	$267
Average Net Assets for the Period (in thousands)	$324	$266	$860	$577	$256
Ratio of Gross Expenses to Average Net Assets***(3)	1.76%	1.47%	1.60%	1.61%	1.60%
Ratio of Net Expenses to Average Net Assets***(3)	1.76%	1.47%	1.60%	1.60%	1.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.51%	1.94%	1.36%	0.80%	0.73%
Portfolio Turnover Rate***	101%	100%	78%	71%	98%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from May 2, 2007 (inception date) through July 31, 2007.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 2.00% and 2.00%, respectively, in 2010 and 1.68% and 1.68%, respectively, in 2009 without the waiver of these fees and expenses.
(5)	Period from December 30, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

Janus Risk-Managed Funds | 61

Financial Highlights  (continued)

Class D Shares

INTECH
Risk-Managed
For a share outstanding during the	Core Fund
fiscal period ended June 30, 2010	2010(1)

Net Asset Value, Beginning of Period	$10.95
Income from Investment Operations:
Net investment income/(loss)	.05
Net gain/(loss) on investments (both realized and unrealized)	(.26)
Total from Investment Operations	(.21)
Less Distributions and Other:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Redemption fees	–(2)
Total Distributions and Other	–
Net Asset Value, End of Period	$10.74
Total Return**	(1.92)%
Net Assets, End of Period (in thousands)	$135,712
Average Net Assets for the Period (in thousands)	$150,392
Ratio of Gross Expenses to Average Net Assets***(3)	0.61%
Ratio of Net Expenses to Average Net Assets***(3)	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.22%
Portfolio Turnover Rate***	120%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

62 | June 30, 2010

Class I Shares

For a share outstanding during the	INTECH
eight-month fiscal period ended June 30, 2010	Risk-Managed Core Fund
and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.57	$9.26
Income from Investment Operations:
Net investment income/(loss)	.11	.05
Net gain/(loss) on investments (both realized and unrealized)	.16	1.26
Total from Investment Operations	.27	1.31
Less Distributions and Other:
Dividends (from net investment income)*	(.09)	–
Distributions (from capital gains)*	–	–
Redemption fees	–(3)	–
Total Distributions and Other	(.09)	–
Net Asset Value, End of Period	$10.75	$10.57
Total Return**	2.51%	14.15%
Net Assets, End of Period (in thousands)	$50,382	$45,795
Average Net Assets for the Period (in thousands)	$51,959	$49,319
Ratio of Gross Expenses to Average Net Assets***(4)	0.53%	0.80%
Ratio of Net Expenses to Average Net Assets***(4)	0.53%	0.78%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.37%	1.49%
Portfolio Turnover Rate***	120%	111%

Class I Shares

For a share outstanding during the
eleven-month fiscal period ended June 30, 2010	INTECH Risk-Managed Growth Fund
and each fiscal year or period ended July 31	2010(5)	2009	2008	2007	2006(6)

Net Asset Value, Beginning of Period	$9.72	$12.84	$14.40	$12.76	$13.52
Income from Investment Operations:
Net investment income/(loss)	.12	.12	.11	.08	.05
Net gain/(loss) on investments (both realized and unrealized)	.69	(3.07)	(.93)	1.63	(.16)
Total from Investment Operations	.81	(2.95)	(.82)	1.71	(.11)
Less Distributions and Other:
Dividends (from net investment income)*	(.08)	(.17)	(.10)	(.07)	(.02)
Distributions (from capital gains)*	–	–	(.64)	–	(.63)
Redemption fees	–(3)	–(3)	–	–(3)	–
Total Distributions and Other	(.08)	(.17)	(.74)	(.07)	(.65)
Net Asset Value, End of Period	$10.45	$9.72	$12.84	$14.40	$12.76
Total Return**	8.29%	(22.76)%	(6.33)%	13.39%	(0.99)%
Net Assets, End of Period (in thousands)	$379,401	$807,347	$1,224,054	$1,223,851	$245,807
Average Net Assets for the Period (in thousands)	$768,204	$857,115	$1,288,020	$981,873	$99,407
Ratio of Gross Expenses to Average Net Assets***(4)	0.61%	0.55%	0.53%	0.56%	0.60%
Ratio of Net Expenses to Average Net Assets***(4)	0.61%	0.55%	0.53%	0.56%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.00%	1.30%	0.79%	0.77%	0.83%
Portfolio Turnover Rate***	128%	119%	125%	113%	100%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(5)	Period from November 28, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

Janus Risk-Managed Funds | 63

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the
eleven-month fiscal period ended June 30, 2010	INTECH Risk-Managed International Fund
and each fiscal year or period ended July 31	2010(1)	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$6.55	$8.98	$9.93	$10.00
Income from Investment Operations:
Net investment income/(loss)	.13	.15	.22	.09
Net gain/(loss) on investments (both realized and unrealized)	(.48)	(2.30)	(1.01)	(.16)
Total from Investment Operations	(.35)	(2.15)	(.79)	(.07)
Less Distributions and Other:
Dividends (from net investment income)*	(.06)	(.28)	(.16)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(3)	–	–	–
Total Distributions and Other	(.06)	(.28)	(.16)	–
Net Asset Value, End of Period	$6.14	$6.55	$8.98	$9.93
Total Return**	(5.48)%	(23.56)%	(8.09)%	(0.70)%
Net Assets, End of Period (in thousands)	$1,180	$2,327	$2,571	$2,484
Average Net Assets for the Period (in thousands)	$2,223	$1,935	$2,694	$2,491
Ratio of Gross Expenses to Average Net Assets***(4)	1.00%	0.68%	0.66%	0.66%
Ratio of Net Expenses to Average Net Assets***(4)	1.00%	0.68%	0.65%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.38%	2.65%	2.18%	3.45%
Portfolio Turnover Rate***	130%	115%	105%	140%

Class I Shares

For a share outstanding during the
eleven-month fiscal period ended June 30, 2010	INTECH Risk-Managed Value Fund
and each fiscal year or period ended July 31	2010(1)	2009	2008	2007	2006(5)

Net Asset Value, Beginning of Period	$7.37	$9.91	$11.70	$10.66	$10.00
Income from Investment Operations:
Net investment income/(loss)	.11	.18	.22	.20	.08
Net gain/(loss) on investments (both realized and unrealized)	.45	(2.38)	(1.64)	1.04	.58
Total from Investment Operations	.56	(2.20)	(1.42)	1.24	.66
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	(.34)	(.14)	(.18)	–
Distributions (from capital gains)*	–	–	(.23)	(.02)	–
Redemption fees	–(3)	–(3)	–(3)	–	–
Total Distributions and Other	(.04)	(.34)	(.37)	(.20)	–
Net Asset Value, End of Period	$7.89	$7.37	$9.91	$11.70	$10.66
Total Return**	7.62%	(21.96)%	(12.54)%	11.58%	6.60%
Net Assets, End of Period (in thousands)	$66,137	$59,647	$63,472	$47,593	$18,723
Average Net Assets for the Period (in thousands)	$69,502	$53,614	$57,513	$31,496	$14,266
Ratio of Gross Expenses to Average Net Assets***(4)	0.75%	0.61%	0.60%	0.60%	0.61%
Ratio of Net Expenses to Average Net Assets***(4)	0.75%	0.61%	0.60%	0.60%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.53%	2.79%	2.34%	1.87%	1.70%
Portfolio Turnover Rate***	101%	100%	78%	71%	98%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from May 2, 2007 (inception date) through July 31, 2007.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Period from December 30, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

64 | June 30, 2010

Class S Shares

For a share outstanding during the	INTECH
eight-month fiscal period ended June 30, 2010	Risk-Managed Core Fund
and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.55	$9.26
Income from Investment Operations:
Net investment income/(loss)	.07	.04
Net gain/(loss) on investments (both realized and unrealized)	.17	1.25
Total from Investment Operations	.24	1.29
Less Distributions and Other:
Dividends (from net investment income)*	(.06)	–
Distributions (from capital gains)*	–	–
Redemption fees	–(3)	–
Total Distributions and Other	(.06)	–
Net Asset Value, End of Period	$10.73	$10.55
Total Return**	2.26%	13.93%
Net Assets, End of Period (in thousands)	$3,888	$4,558
Average Net Assets for the Period (in thousands)	$4,677	$5,179
Ratio of Gross Expenses to Average Net Assets***(4)	1.03%	1.27%
Ratio of Net Expenses to Average Net Assets***(4)	1.02%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.89%	1.02%
Portfolio Turnover Rate***	120%	111%

Class S Shares

For a share outstanding during the
eleven-month fiscal period ended June 30, 2010	INTECH Risk-Managed Growth Fund
and each fiscal year ended July 31	2010(5)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$9.77	$12.81	$14.36	$12.75	$13.28	$12.24
Income from Investment Operations:
Net investment income/(loss)	.20	.33	.11	.04	.03	.01
Net gain/(loss) on investments (both realized and unrealized)	.56	(3.30)	(.98)	1.58	.07	1.91
Total from Investment Operations	.76	(2.97)	(.87)	1.62	.10	1.92
Less Distributions and Other:
Dividends (from net investment income)*	(.05)	(.07)	(.04)	(.01)	–	–
Distributions (from capital gains)*	–	–	(.64)	–	(.63)	(.88)
Redemption fees	–(3)	–(3)	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(.05)	(.07)	(.68)	(.01)	(.63)	(.88)
Net Asset Value, End of Period	$10.48	$9.77	$12.81	$14.36	$12.75	$13.28
Total Return**	7.73%	(23.09)%	(6.68)%	12.72%	0.59%	15.98%
Net Assets, End of Period (in thousands)	$15,629	$20,051	$70,963	$154,057	$121,473	$74,744
Average Net Assets for the Period (in thousands)	$18,507	$40,058	$117,236	$151,536	$97,158	$56,612
Ratio of Gross Expenses to Average Net Assets***(4)	1.12%	1.04%	1.02%	1.05%	1.10%	1.10%
Ratio of Net Expenses to Average Net Assets***(4)	1.12%	1.04%	1.02%	1.05%	1.10%	1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.49%	0.77%	0.36%	0.31%	0.35%	0.12%
Portfolio Turnover Rate***	128%	119%	125%	113%	100%	106%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Risk-Managed Funds | 65

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the
eleven-month fiscal period ended June 30, 2010	INTECH Risk-Managed International Fund
and each fiscal year or period ended July 31	2010(1)	2009	2008	2007(2)

Net Asset Value, Beginning of Period	$6.56	$8.95	$9.92	$10.00
Income from Investment Operations:
Net investment income/(loss)	.13	.16	.18	.07
Net gain/(loss) on investments (both realized and unrealized)	(.47)	(2.30)	(1.02)	(.15)
Total from Investment Operations	(.34)	(2.14)	(.84)	(.08)
Less Distributions:
Dividends (from net investment income)*	(.06)	(.25)	(.13)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.06)	(.25)	(.13)	–
Net Asset Value, End of Period	$6.16	$6.56	$8.95	$9.92
Total Return**	(5.32)%	(23.54)%	(8.61)%	(0.80)%
Net Assets, End of Period (in thousands)	$1,642	$1,733	$2,268	$2,480
Average Net Assets for the Period (in thousands)	$1,831	$1,551	$2,477	$2,489
Ratio of Gross Expenses to Average Net Assets***(3)	0.73%(4)	0.65%(4)	1.16%	1.16%
Ratio of Net Expenses to Average Net Assets***(3)	0.72%(4)	0.65%(4)	1.15%	1.15%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.89%	2.60%	1.67%	2.95%
Portfolio Turnover Rate***	130%	115%	105%	140%

Class S Shares

For a share outstanding during the
eleven-month fiscal period ended June 30, 2010	INTECH Risk-Managed Value Fund
and each fiscal year or period ended July 31	2010(1)	2009	2008	2007	2006(5)

Net Asset Value, Beginning of Period	$7.37	$9.86	$11.66	$10.63	$10.00
Income from Investment Operations:
Net investment income/(loss)	.08	.17	.20	.17	.07
Net gain/(loss) on investments (both realized and unrealized)	.44	(2.38)	(1.67)	1.00	.56
Total from Investment Operations	.52	(2.21)	(1.47)	1.17	.63
Less Distributions:
Dividends (from net investment income)*	(.04)	(.28)	(.10)	(.12)	–
Distributions (from capital gains)*	–	–	(.23)	(.02)	–
Total Distributions	(.04)	(.28)	(.33)	(.14)	–
Net Asset Value, End of Period	$7.85	$7.37	$9.86	$11.66	$10.63
Total Return**	7.00%	(22.15)%	(12.98)%	11.00%	6.30%
Net Assets, End of Period (in thousands)	$214	$200	$257	$295	$266
Average Net Assets for the Period (in thousands)	$225	$192	$284	$294	$256
Ratio of Gross Expenses to Average Net Assets***(3)	1.26%	0.97%	1.10%	1.10%	1.10%
Ratio of Net Expenses to Average Net Assets***(3)	1.26%	0.97%	1.10%	1.10%	1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.02%	2.43%	1.84%	1.43%	1.23%
Portfolio Turnover Rate***	101%	100%	78%	71%	98%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from May 2, 2007 (inception date) through July 31, 2007.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.51% and 1.50%, respectively, in 2010 and 1.18% and 1.18%, respectively, in 2009 without the waiver of these fees and expenses.
(5)	Period from December 30, 2005 (inception date) through July 31, 2006.

See Notes to Financial Statements.

66 | June 30, 2010

Class T Shares(1)

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	INTECH Risk-Managed Core Fund
and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$10.56	$10.21	$17.38	$16.46	$15.28	$13.98
Income from Investment Operations:
Net investment income/(loss)	.12	.18	.24	.20	.12	.12
Net gain/(loss) on investments (both realized and unrealized)	.14	.46	(5.75)	1.71	1.96	1.89
Total from Investment Operations	.26	.64	(5.51)	1.91	2.08	2.01
Less Distributions and Other:
Dividends (from net investment income)*	(.08)	(.29)	(.24)	(.12)	(.13)	(.08)
Distributions (from capital gains)*	–	–	(1.42)	(.87)	(.77)	(.63)
Redemption fees	–(3)	–(3)	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(.08)	(.29)	(1.66)	(.99)	(.90)	(.71)
Net Asset Value, End of Period	$10.74	$10.56	$10.21	$17.38	$16.46	$15.28
Total Return**	2.39%	6.70%	(34.82)%	12.11%	14.10%	14.79%
Net Assets, End of Period (in thousands)	$58,922	$222,932	$246,935	$512,837	$498,582	$379,214
Average Net Assets for the Period (in thousands)	$140,726	$215,954	$386,247	$543,933	$433,127	$308,431
Ratio of Gross Expenses to Average Net Assets***(4)	0.79%	0.91%	0.75%	0.77%	0.91%	0.89%
Ratio of Net Expenses to Average Net Assets***(4)	0.79%	0.91%	0.75%	0.77%	0.90%	0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.16%	1.78%	1.55%	1.08%	0.81%	0.92%
Portfolio Turnover Rate***	120%	111%	74%	109%	108%	81%

Class T Shares

For a share outstanding during the	INTECH
eleven-month fiscal period ended June 30, 2010	Risk-Managed Growth Fund
and the fiscal period ended July 31, 2009	2010(5)	2009(6)

Net Asset Value, Beginning of Period	$9.76	$8.98
Income from Investment Operations:
Net investment income/(loss)	.06	.01
Net gain/(loss) on investments (both realized and unrealized)	.73	.77
Total from Investment Operations	.79	.78
Less Distributions:
Dividends (from net investment income)*	(.07)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.07)	–
Net Asset Value, End of Period	$10.48	$9.76
Total Return**	8.11%	8.69%
Net Assets, End of Period (in thousands)	$14	$1
Average Net Assets for the Period (in thousands)	$10	$1
Ratio of Gross Expenses to Average Net Assets***(4)	0.85%	0.86%
Ratio of Net Expenses to Average Net Assets***(4)	0.85%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.67%	0.72%
Portfolio Turnover Rate***	128%	119%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Class J Shares.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(6)	Period from July 6, 2009 (inception date) through July 31, 2009.

See Notes to Financial Statements.

Janus Risk-Managed Funds | 67

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the	INTECH
eleven-month fiscal period ended June 30, 2010	Risk-Managed International Fund
and the fiscal period ended July 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$6.55	$5.93
Income from Investment Operations:
Net investment income/(loss)	.12	–
Net gain/(loss) on investments (both realized and unrealized)	(.45)	.62
Total from Investment Operations	(.33)	.62
Less Distributions:
Dividends (from net investment income)*	(.06)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.06)	–
Net Asset Value, End of Period	$6.16	$6.55
Total Return**	(5.17)%	10.46%
Net Assets, End of Period (in thousands)	$10	$1
Average Net Assets for the Period (in thousands)	$8	$1
Ratio of Gross Expenses to Average Net Assets***(3)	0.32%(4)	1.25%
Ratio of Net Expenses to Average Net Assets***(3)	0.31%(4)	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.47%	(0.35)%
Portfolio Turnover Rate***	130%	115%

Class T Shares

For a share outstanding during the	INTECH
eleven-month fiscal period ended June 30, 2010	Risk-Managed Value Fund
and the fiscal period ended July 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$7.37	$6.63
Income from Investment Operations:
Net investment income/(loss)	.05	.01
Net gain/(loss) on investments (both realized and unrealized)	.49	.73
Total from Investment Operations	.54	.74
Less Distributions:
Dividends (from net investment income)*	(.04)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.04)	–
Net Asset Value, End of Period	$7.87	$7.37
Total Return**	7.31%	11.16%
Net Assets, End of Period (in thousands)	$33	$1
Average Net Assets for the Period (in thousands)	$20	$1
Ratio of Gross Expenses to Average Net Assets***(3)	1.00%	1.00%
Ratio of Net Expenses to Average Net Assets***(3)	1.00%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.20%	2.08%
Portfolio Turnover Rate***	101%	100%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.26% and 1.25%, respectively, without the waiver of these fees and expenses.

See Notes to Financial Statements.

68 | June 30, 2010

Notes to Schedules of Investments

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Value Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

FDR	Fixed Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.

Janus Risk-Managed Funds | 69

Notes to Schedules of Investments (continued)

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of June 30, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
INTECH Risk-Managed Core Fund
Common Stock	$265,092,391	$–	$–

Money Market	–	449,000	–

Total Investments in Securities	$265,092,391	$449,000	$–

Investments in Securities:
INTECH Risk-Managed Growth Fund
Common Stock	$400,641,413	$–	$–

Total Investments in Securities	$400,641,413	$–	$–

Investments in Securities:
INTECH Risk-Managed International Fund
Common Stock	$–	$6,075,326	$–

Preferred Stock	–	87,411	–

Money Market	–	58,000	–

Total Investments in Securities	$–	$6,220,737	$–

Investments in Securities:
INTECH Risk-Managed Value Fund
Common Stock	$70,126,054	$–	$–

Money Market	–	482,219	–

Total Investments in Securities	$70,126,054	$482,219	$–

70 | June 30, 2010

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund and INTECH Risk-Managed Value Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On August 1, 2009, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund changed their fiscal year end from July 31 to June 30. On November 1, 2009, INTECH Risk-Managed Core Fund changed its fiscal year end from October 31 to June 30. Accordingly, these financial statements include information for the eight-month or eleven-month fiscal period ended June 30, 2010. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares for INTECH Risk-Managed Core Fund are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who held accounts directly with the Janus funds as of July 6, 2009 and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of

Janus Risk-Managed Funds | 71

Notes to Financial Statements (continued)

portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

72 | June 30, 2010

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the eight-month or eleven-month fiscal period ended June 30, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with

Janus Risk-Managed Funds | 73

Notes to Financial Statements (continued)

investing in those securities. The summary of inputs used as of June 30, 2010 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”), effective June 30, 2010. This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Fund	Level 2	Level 1

INTECH Risk-Managed International Fund	$4,145,737	$–

Financial assets were transferred from Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the fiscal year and no factor was applied at the beginning of the period.

The Funds recognize transfers between the levels as of the beginning of the year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, and other equity-linked derivatives.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including counterparty risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash

74 | June 30, 2010

balances or to meet liquidity needs. The Funds are subject to interest rate risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Janus Risk-Managed Funds | 75

Notes to Financial Statements (continued)

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. There were no derivatives held by the Funds during the eight-month or eleven-month fiscal period ended June 30, 2010 or the fiscal years ended July 31, 2009 or October 31, 2009.

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Funds, such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

76 | June 30, 2010

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended prior to the current period and the Funds no longer have any securities on loan. Management continues to review the program and may resume securities lending.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects INTECH Risk-Managed Core Fund’s “base” fee rate prior to any performance adjustment and certain Funds’ contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
		Investment
		Advisory Fee/
	Average Daily Net	Base Fee (%)
Fund	Assets of the Fund	(annual rate)

INTECH Risk-Managed Core Fund	N/A	0.50
INTECH Risk-Managed Growth Fund	All Asset Levels	0.50
INTECH Risk-Managed International Fund	All Asset Levels	0.55
INTECH Risk-Managed Value Fund	All Asset Levels	0.50

For INTECH Risk-Managed Core Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

INTECH Risk-Managed Core Fund	S&P 500® Index

Only the base fee rate applied until January 2007 for INTECH Risk-Managed Core Fund, at which time the calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by INTECH Risk-Managed Core Fund consists of two

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Notes to Financial Statements (continued)

components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Fund’s Base Fee Rate applies for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustments began January 2007 for the Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward performance adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The application of an expense limit, if any, will have a positive effect upon the Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. For performance measurement periods prior to July 6, 2009, INTECH Risk-Managed Core Fund calculated its Performance Adjustment by comparing the performance of Class T Shares (formerly named Class J Shares) against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of the Fund’s load-waived Class A Shares for the performance measurement period is used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a rolling 36-month performance measurement period, calculations based solely on the performance of Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. During this transition period, the Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class T Shares (formerly named Class J Shares) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Fund’s Class T Shares will be eliminated from the Performance Adjustment calculation, and the calculation will be based solely upon the Fund’s load-waived Class A Shares. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares, or Class T Shares (formerly named Class J Shares) as the case may be, against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of INTECH Risk-Managed Core Fund relative to the record of the Fund’s benchmark index and future changes to the size of INTECH Risk-Managed Core Fund.

78 | June 30, 2010

INTECH Risk-Managed Core Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the eight-month fiscal period ended June 30, 2010 , INTECH Risk-Managed Core Fund recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Fee

INTECH Risk-Managed Core Fund	$(168,132)

During the fiscal year ended October 31, 2009, INTECH Risk-Managed Core Fund recorded a Performance Adjustment of $(311,387).

INTECH Investment Management LLC (“INTECH”) serves as subadviser to each Fund. Janus Capital owns approximately 92% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Funds to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to INTECH on behalf of INTECH Risk-Managed Core Fund adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period.

Prior to February 1, 2010, Janus Capital received an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of Class J Shares, the initial share class, of INTECH Risk-Managed Core Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Prior to February 16, 2010, INTECH Risk-Managed Core Fund paid Janus Services an asset-weighted average annual fee based on the proportion of INTECH Risk-Managed Core Fund’s total net assets sold directly and the proportion of INTECH Risk-Managed Core Fund’s net assets sold through intermediaries for Class J Shares, the initial share class. The applicable fee rates were 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries for Class J Shares, the initial share class.

Class D Shares of INTECH Risk-Managed Core Fund pays an annual administrative fee of 0.12% of net assets. These administrative fees are paid by the Shares of the Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Funds for providing or arranging for the provision of, administrative services including, but not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors in Class S Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, and other financial intermediaries for providing these services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class T Shares of the Funds for providing or procuring administrative services to investors in Class T Shares of the Funds. These administrative services fees are paid by Class T Shares of the Funds to Janus Services, which uses some or all of such fees to compensate intermediaries for providing these services to their customers who invest in the Funds. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of these Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to these Funds.

Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to

Janus Risk-Managed Funds | 79

Notes to Financial Statements (continued)

0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded for the difference. Refunds, if any, are included in the “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed until at least February 16, 2011 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

INTECH Risk-Managed Core Fund	0.89
INTECH Risk-Managed Growth Fund	0.90
INTECH Risk-Managed International Fund	1.00
INTECH Risk-Managed Value Fund	0.75

Janus Capital was entitled to recoup such reimbursement or fee reduction from INTECH Risk-Managed International Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentage stated. This recoupment of such reimbursements expired May 2, 2010.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of June 30, 2010 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the eight-month or eleven-month fiscal period ended June 30, 2010 and the years ended July 31, 2009 and October 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the eight-month or eleven-month fiscal period ended June 30, 2010 and the years ended July 31, 2009 and October 31, 2009.

For the eleven-month fiscal period ended June 30, 2010 and the fiscal years ended July 31, 2009 and October 31, 2009, Janus Capital assumed $16,325, $3,357 and $8,636, respectively, of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 11. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief

80 | June 30, 2010

Compliance Officer and certain compliance staff of the Trust. Total compensation of $365,579, $276,484 and $357,283 was paid by the Trust during the eleven-month fiscal period ended June 30, 2010 and the fiscal years ended July 31, 2009 and October 31, 2009, respectively. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the eight-month or eleven-month fiscal period ended June 30, 2010, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

INTECH Risk-Managed Core Fund	$103
INTECH Risk-Managed Growth Fund	523
INTECH Risk-Managed International Fund	21
INTECH Risk-Managed Value Fund	144

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares during the eight-month or eleven-month fiscal period ended June 30, 2010.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the eleven-month fiscal period ended June 30, 2010, redeeming shareholders of Class C Shares paid the following contingent deferred sales charge.

Contingent Deferred
Fund (Class C Shares)	Sales Charge

INTECH Risk-Managed Growth Fund	$264

A 2.00% redemption fee may be imposed on Class D Shares, Class I Shares, Class S Shares, and Class T Shares of the Funds, as applicable, held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital.

Total redemption fees received by the Funds for the eight-month or eleven-month fiscal period ended June 30, 2010 are indicated in the table below:

Fund	Redemption Fee

INTECH Risk-Managed Core Fund	$6,600
INTECH Risk-Managed Growth Fund	6,262
INTECH Risk-Managed International Fund	4
INTECH Risk-Managed Value Fund	354

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the eight-month or eleven-month fiscal period ended June 30, 2010 and the fiscal year ended July 31, 2009 or October 31, 2009, respectively, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

Janus Risk-Managed Funds | 81

Notes to Financial Statements (continued)

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/10

Janus Cash Liquidity Fund LLC
INTECH Risk-Managed Core Fund	$21,727,069	$(21,278,069)	$741	$449,000
INTECH Risk-Managed Growth Fund	101,803,864	(101,803,864)	3,041	–
INTECH Risk-Managed International Fund	1,885,096	(1,829,125)	–	58,000
INTECH Risk-Managed Value Fund	10,363,997	(10,465,910)	605	482,219

	$135,780,026	$(135,376,968)	$4,387	$989,219

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 10/31/09

Janus Cash Liquidity Fund LLC
INTECH Risk-Managed Core Fund	$27,084,006	$(27,084,006)	$1,170	$–
Janus Institutional Money Market Fund – Institutional Shares
INTECH Risk-Managed Core Fund	$946,000	$(946,000)	$172	$–

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 7/31/09

Janus Cash Liquidity Fund LLC
INTECH Risk-Managed Growth Fund	$54,706,720	$(54,706,720)	$2,924	$–
INTECH Risk-Managed International Fund	1,059,055	(1,057,026)	82	2,029
INTECH Risk-Managed Value Fund	17,958,683	(17,374,551)	833	584,132

	$73,724,458	$(73,138,297)	$3,839	$586,161

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 7/31/09

Janus Institutional Cash Management Fund – Institutional Shares
INTECH Risk-Managed Growth Fund	$1,559,806	$(2,309,156)	$4,428	$–
INTECH Risk-Managed International Fund	65,597	(101,094)	133	–
INTECH Risk-Managed Value Fund	304,682	(595,902)	394	–

	$1,930,085	$(3,006,152)	$4,955	$–

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 7/31/09

Janus Institutional Money Market Fund – Institutional Shares
INTECH Risk-Managed Growth Fund	$42,957,548	$(47,590,198)	$23,002	$–
INTECH Risk-Managed International Fund	799,945	(804,256)	323	–
INTECH Risk-Managed Value Fund	6,786,767	(6,786,767)	2,710	–

	$50,544,260	$(55,181,221)	$26,035	$–

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the eleven-month fiscal period ended June 30, 2010, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 7/31/09	Purchases	Purchases	Redemptions	Redemption	at 6/30/10

INTECH Risk-Managed Growth Fund - Class T Shares	$1,000	$10,000	10/29/09	$–	–	$11,000
INTECH Risk-Managed International Fund - Class A Shares	2,500,000	–	–	–	–	2,500,000
INTECH Risk-Managed International Fund - Class C Shares	2,500,000	–	–	–	–	2,500,000
INTECH Risk-Managed International Fund - Class I Shares	2,500,000	–	–	1,813,110	4/14/10	686,890
INTECH Risk-Managed International Fund - Class S Shares	2,500,000	–	–	–	–	2,500,000
INTECH Risk-Managed International Fund - Class T Shares	1,000	10,000	10/29/09	–	–	11,000
INTECH Risk-Managed Value Fund - Class C Shares	250,000	–	–	–	–	250,000
INTECH Risk-Managed Value Fund - Class S Shares	250,000	–	–	–	–	250,000
INTECH Risk-Managed Value Fund - Class T Shares	1,000	10,000	10/29/09	–	–	11,000

82 | June 30, 2010

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code. The Funds noted below have incurred “Post-October” losses during the period August 1, 2009 through June 30, 2010. These losses will be deferred for tax purposes and recognized during the fiscal year ended June 30, 2011.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

INTECH Risk-Managed Core Fund(1)	$1,598,430	$–	$(90,118,422)	$–	$(7,986)	$635,288
INTECH Risk-Managed Growth Fund(2)	2,316,174	–	(299,563,590)	(18)	(12,444)	9,927,292
INTECH Risk-Managed International Fund(2)	107,856	–	(3,724,252)	(1,476)	(195)	(198,425)
INTECH Risk-Managed Value Fund(2)	783,109	–	(17,738,421)	–	(2,111)	(1,033,617)

(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2010, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the eight- or eleven-month fiscal period
ended June 30, 2010

				Accumulated
Fund	June 30, 2016	June 30, 2017	June 30, 2018	Capital Losses

INTECH Risk-Managed Core Fund(1)(2)	$(20,383,632)	$(69,734,790)	$–	$(90,118,422)
INTECH Risk-Managed Growth Fund(3)	–	(118,461,846)	(181,101,744)	(299,563,590)
INTECH Risk-Managed International Fund(3)	(175,182)	(1,513,408)	(2,035,662)	(3,724,252)
INTECH Risk-Managed Value Fund(3)	(301,746)	(2,445,926)	(14,990,749)	(17,738,421)

(1)	Capital loss carryovers subject to annual limitations.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

The capital loss carryforward of INTECH Risk-Managed Core Fund is subject to annual limitations under applicable tax laws and may expire unused as a result of the acquisition of Janus Adviser INTECH Risk-Managed Core Fund on July 6, 2009. As a result of this acquisition and the year end change described in Note 1, the carryforward amount in the table below will not be available for use. As a result, the amount has been reclassified to paid-in capital.

Capital Loss
Carryover
Fund	Unavailable

INTECH Risk-Managed Core Fund	$1,144,834

During the eight-month fiscal period ended June 30, 2010, the following capital loss carryover was utilized by the Fund as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

INTECH Risk-Managed Core Fund	$28,926,261

Janus Risk-Managed Funds | 83

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

INTECH Risk-Managed Core Fund	$264,906,103	$17,080,081	$(16,444,793)
INTECH Risk-Managed Growth Fund	390,714,121	28,568,944	(18,641,652)
INTECH Risk-Managed International Fund	6,419,162	285,109	(483,534)
INTECH Risk-Managed Value Fund	71,641,890	4,546,682	(5,580,299)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the eight- or eleven-month fiscal period ended June 30, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

INTECH Risk-Managed Core Fund(1)	$2,051,869	$–	$–	$–
INTECH Risk-Managed Growth Fund(2)	6,002,237	–	–	–
INTECH Risk-Managed International Fund(2)	67,343	–	–	–
INTECH Risk-Managed Value Fund(2)	394,059	–	–	–

(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

For the fiscal periods ended July 31, 2009 or October 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

INTECH Risk-Managed Core Fund(1)	$6,725,209	$–	$–	$–
INTECH Risk-Managed Growth Fund(2)	16,295,639	–	–	–
INTECH Risk-Managed International Fund(2)	279,874	–	–	–
INTECH Risk-Managed Value Fund(2)	2,539,840	–	–	–

(1)	For the period ended October 31, 2009.
(2)	For the period ended July 31, 2009.

84 | June 30, 2010

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the eight- or eleven-month fiscal period ended
June 30, 2010 and each fiscal
year or period ended October 31 or July 31

			INTECH Risk-
	INTECH Risk-	INTECH Risk-	Managed	INTECH Risk-
	Managed Core	Managed Growth	International	Managed Value
	Fund	Fund	Fund	Fund

Class A Shares
2010(1)	N/A	0.90%	4.61%	1.05%
2010(2)	1.15%	N/A	N/A	N/A
2009(3)	N/A	0.82%	6.45%	1.33%
2009(4)	1.25%	N/A	N/A	N/A
2008	N/A	0.78%	4.18%	1.17%
2007	N/A	0.81%	6.11%(5)	1.35%
2006	N/A	0.91%	N/A	3.67%(6)
2005	N/A	0.93%(7)	N/A	N/A

Class C Shares
2010(1)	N/A	2.82%	5.33%	1.80%
2010(2)	1.56%	N/A	N/A	N/A
2009(3)	N/A	1.67%	7.20%	1.99%
2009(4)	2.17%	N/A	N/A	N/A
2008	N/A	1.60%	4.93%	1.96%
2007	N/A	1.59%	6.86%(5)	2.05%
2006	N/A	1.64%	N/A	4.42%(6)
2005	N/A	1.84%	N/A	N/A

Class D Shares
2010(8)	0.61%	N/A	N/A	N/A

Class I Shares
2010(1)	N/A	0.62%	4.68%	0.77%
2010(2)	0.53%	N/A	N/A	N/A
2009(3)	N/A	0.55%	6.34%	0.96%
2009(4)	0.80%	N/A	N/A	N/A
2008	N/A	0.53%	3.92%	0.90%
2007	N/A	0.56%	5.86%(5)	1.09%
2006	N/A	0.61%(9)	N/A	2.91%(6)

Class S Shares
2010(1)	N/A	1.12%	4.83%	1.27%
2010(2)	1.03%	N/A	N/A	N/A
2009(3)	N/A	1.04%	6.66%	1.44%
2009(4)	1.27%	N/A	N/A	N/A
2008	N/A	1.02%	4.43%	1.41%
2007	N/A	1.05%	6.36%(5)	1.62%
2006	N/A	1.15%	N/A	3.92%(6)
2005	N/A	1.27%	N/A	N/A

Class T Shares(10)
2010(1)	N/A	0.85%	4.81%	0.99%
2010(2)	0.79%	N/A	N/A	N/A
2009(11)	N/A	0.75%	14.17%	1.66%
2009(12)	0.91%	N/A	N/A	N/A
2008	0.75%	N/A	N/A	N/A
2007	0.77%	N/A	N/A	N/A
2006	0.91%	N/A	N/A	N/A
2005	0.89%	N/A	N/A	N/A

(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from August 1, 2008 through July 31, 2009.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Period from May 2, 2007 (inception date) through July 31, 2007.
(6)	Period from December 30, 2005 (inception date) through July 31, 2006.
(7)	Period from September 30, 2004 (inception date) through July 31, 2005.
(8)	Period from February 16, 2010 (inception date) through June 30, 2010.
(9)	Period from November 28, 2005 (inception date) through July 31, 2006.
(10)	Formerly named Class J Shares for INTECH Risk-Managed Core Fund.
(11)	Period from July 6, 2009 (inception date) through July 31, 2009.
(12)	Period from November 1, 2008 through October 31, 2009.

Janus Risk-Managed Funds | 85

Notes to Financial Statements (continued)

7.	Capital Share Transactions

For the eight- or eleven-month	INTECH			INTECH			INTECH			INTECH
fiscal period ended June 30,	Risk-Managed			Risk-Managed			Risk-Managed			Risk-Managed
2010 and each fiscal year	Core			Growth			International			Value
ended October 31 or July 31	Fund			Fund			Fund			Fund
(all numbers in thousands)	2010(1)	2009(2)	2008(3)	2010(4)	2009(5)	2008(6)	2010(4)	2009(5)	2008(6)	2010(4)	2009(5)	2008(6)

Transactions in Fund Shares – Class A Shares:
Shares sold	107	53	N/A	205	449	1,109	1	14	6	100	443	86
Shares issued in connection with acquisition (Note 10)	N/A	1,534	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	7	–	N/A	9	23	144	2	12	3	2	11	1
Shares repurchased	(318)	(355)	N/A	(942)	(1,270)	(2,056)	(10)	(5)	–	(99)	(91)	(29)
Net Increase/(Decrease) in Fund Shares	(204)	1,232	N/A	(728)	(798)	(803)	(7)	21	9	3	363	58
Shares Outstanding, Beginning of Period	1,232	–	N/A	1,860	2,658	3,461	280	259	250	467	104	46
Shares Outstanding, End of Period	1,028	1,232	N/A	1,132	1,860	2,658	273	280	259	470	467	104
Transactions in Fund Shares – Class C Shares:
Shares sold	21	23	N/A	29	74	91	1	–	2	6	6	2
Shares issued in connection with acquisition (Note 10)	N/A	869	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	1	–	N/A	–	1	17	2	9	3	–	1	3
Shares repurchased	(172)	(139)	N/A	(160)	(261)	(491)	(1)	–	–	(2)	(4)	(100)
Net Increase/(Decrease) in Fund Shares	(150)	753	N/A	(131)	(186)	(383)	2	9	5	4	3	(95)
Shares Outstanding, Beginning of Period	753	–	N/A	518	704	1,087	264	255	250	38	35	130
Shares Outstanding, End of Period	603	753	N/A	387	518	704	266	264	255	42	38	35
Transactions in Fund Shares – Class D Shares:(7)
Shares sold	367	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares issued in connection with restructuring (Note 9)	13,092	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	–	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares repurchased	(828)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Net Increase/(Decrease) in Fund Shares	12,631	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares Outstanding, Beginning of Period	–	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Shares Outstanding, End of Period	12,631	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

86 | June 30, 2010

For the eight- or eleven-month	INTECH			INTECH			INTECH			INTECH
fiscal period ended June 30,	Risk-Managed			Risk-Managed			Risk-Managed			Risk-Managed
2010 and each fiscal year	Core			Growth			International			Value
ended October 31 or July 31	Fund			Fund			Fund			Fund
(all numbers in thousands)	2010(1)	2009(2)	2008(3)	2010(4)	2009(5)	2008(6)	2010(4)	2009(5)	2008(6)	2010(4)	2009(5)	2008(6)

Transactions in Fund Shares – Class I Shares:
Shares sold	1,426	445	N/A	6,778	20,377	27,490	56	80	51	1,257	2,775	2,651
Shares issued in connection with acquisition (Note 10)	N/A	5,008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	24	–	N/A	509	1,759	4,266	3	15	4	45	340	138
Shares repurchased	(1,095)	(1,121)	N/A	(54,022)	(34,409)	(21,465)	(222)	(26)	(19)	(1,005)	(1,430)	(450)
Net Increase/(Decrease) in Fund Shares	355	4,332	N/A	(46,735)	(12,273)	10,291	(163)	69	36	297	1,685	2,339
Shares Outstanding, Beginning of Period	4,332	–	N/A	83,026	95,299	85,008	355	286	250	8,090	6,405	4,066
Shares Outstanding, End of Period	4,687	4,332	N/A	36,291	83,026	95,299	192	355	286	8,387	8,090	6,405
Transactions in Fund Shares – Class S Shares:
Shares sold	79	20	N/A	178	881	2,561	–	–	–	–	–	–
Shares issued in connection with acquisition (Note 10)	N/A	597	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	2	–	N/A	7	34	470	2	11	3	–	1	1
Shares repurchased	(150)	(185)	N/A	(747)	(4,402)	(8,216)	–	–	–	–	–	–
Net Increase/(Decrease) in Fund Shares	(69)	432	N/A	(562)	(3,487)	(5,185)	2	11	3	–	1	1
Shares Outstanding, Beginning of Period	432	–	N/A	2,053	5,540	10,725	264	253	250	27	26	25
Shares Outstanding, End of Period	363	432	N/A	1,491	2,053	5,540	266	264	253	27	27	26
Transactions in Fund Shares – Class T Shares:(8)
Shares sold	657	2,437	2,290	1	111*	N/A	2	169*	N/A	4	150*	N/A
Shares reorganized in connection with restructuring (Note 9)	(13,092)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	136	718	3,083	–	–	N/A	–	–	N/A	–	–	N/A
Shares repurchased	(3,318)	(6,233)	(10,703)	–	–	N/A	–	–	N/A	–	–	N/A
Net Increase/(Decrease) in Fund Shares	(15,617)	(3,078)	(5,330)	1	111*	N/A	2	169*	N/A	4	150*	N/A
Shares Outstanding, Beginning of Period	21,102	24,180	29,510	–	–	N/A	–	–	N/A	–	–	N/A
Shares Outstanding, End of Period	5,485	21,102	24,180	1	111*	N/A	2	169*	N/A	4	150*	N/A

*	Shares are not in thousands.
(1)	Period from November 1 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(3)	Period from November 1, 2007 through October 31, 2008.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(5)	Period from August 1, 2008 through July 31, 2009 for Class A Shares, Class C Shares, Class I Shares, and Class S Shares and July 6, 2009 through July 31, 2009 for Class T Shares.
(6)	Period from August 1, 2007 through July 31, 2008.
(7)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) to June 30, 2010.
(8)	Formerly named Class J Shares for INTECH Risk-Managed Core Fund.

Janus Risk-Managed Funds | 87

Notes to Financial Statements (continued)

8.	Purchases and Sales of Investment Securities

For the eight-month or eleven-month fiscal period ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

INTECH Risk-Managed Core Fund	$234,839,222	$269,370,259	$–	$–
INTECH Risk-Managed Growth Fund	914,955,825	1,450,607,922	–	–
INTECH Risk-Managed International Fund	9,122,988	10,207,099	–	–
INTECH Risk-Managed Value Fund	69,667,984	66,355,690	–	–

9.	Shares Issued in Connection with Restructuring

Effective February 16, 2010, Class J Shares of INTECH Risk-Managed Core Fund were renamed Class T Shares and are available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus were moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares commenced operations on February 16, 2010. The shares issued in connection with the restructuring from Class J Shares to Class D Shares are reflected on the Statements of Changes in Net Assets.

10.	Fund Acquisition

On July 6, 2009, INTECH Risk-Managed Core Fund acquired all of the net assets of Janus Adviser INTECH Risk-Managed Core Fund pursuant to a plan of reorganization approved by the Trustees of the Trust. The reorganization was accomplished by a tax-free exchange of shares of Janus Adviser INTECH Risk-Managed Core Fund in the amount of 8,208,584 shares (valued at $74,176,255) for the 8,007,695 shares of INTECH Risk-Managed Core Fund, including $2,376,861 of unrealized appreciation. The aggregate net assets of INTECH Risk-Managed Core Fund and Janus Adviser INTECH Risk-Managed Core Fund immediately before the reorganization were $209,095,390 and $74,176,255, respectively. The aggregate net assets immediately after the reorganization were $283,271,645.

11.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter

88 | June 30, 2010

was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit Court of Appeals.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

12.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” This Accounting Standards Update will enhance and clarify existing fair value measurement disclosures. The required disclosures are effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Funds’ financial statement disclosures.

13.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2010 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Risk-Managed Funds | 89

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (four of the funds constituting the Janus Investment Fund Trust, hereinafter referred to as the “Funds”) at June 30, 2010 and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

August 18, 2010

90 | June 30, 2010

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Risk-Managed Funds | 91

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

92 | June 30, 2010

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total

Janus Risk-Managed Funds | 93

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments and the investment style of the investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

94 | June 30, 2010

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the fiscal period ended June 30, 2010:

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

INTECH Risk-Managed International Fund	$16,074	$198,114

Dividends Received Deduction Percentage

Fund

INTECH Risk-Managed Core Fund	100%
INTECH Risk-Managed Growth Fund	100%
INTECH Risk-Managed International Fund	0%
INTECH Risk-Managed Value Fund	100%

Qualified Dividend Income

Fund

INTECH Risk-Managed Core Fund	100%
INTECH Risk-Managed Growth Fund	100%
INTECH Risk-Managed International Fund	100%
INTECH Risk-Managed Value Fund	100%

Janus Risk-Managed Funds | 95

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

					Other Directorships
				Number of Funds in	Held by Trustee
	Positions Held	Length of	Principal Occupations	Fund Complex	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	48	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	48	Formerly, Director of Envysion, Inc. (internet technology); Lijit Networks, Inc. (internet technology); LogRhythm Inc. (software solutions); IZZE Beverages; Ancestry.com, Inc. (genealogical research website); and Trustee and Chairman of RS Investment Trust.

96 | June 30, 2010

TRUSTEES (continued)

					Other Directorships
				Number of Funds in	Held by Trustee
	Positions Held	Length of	Principal Occupations	Fund Complex	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	48	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Member of the Board of Governors for Argonne National Laboratory.

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	48	Trustee of PayPal Funds (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	48*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc. (RRGB); and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	48	Director of Red Robin Gourmet Burgers, Inc. (RRGB).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	48	None

*  Mr. Mullen also serves as director of Janus Capital Funds Plc (‘‘JCF”), an offshore product, consisting of 17 funds. Including JCF and the 48 funds comprising the Janus funds, Mr. Mullen oversees 65 funds.

Janus Risk-Managed Funds | 97

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
				Number of Funds in	Held by Trustee
	Positions Held	Length of	Principal Occupations	Fund Complex	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	48	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	48	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions to corporate clients).

98 | June 30, 2010

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Risk-Managed Funds | 99

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Funds was held on June 10, 2010. At the meeting, the following matter was voted on and approved by the Shareholders. Each vote reported represents one dollar of net asset value held on the record date of the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal 1
To elect nine Trustees, each of whom is considered “independent.”

		Number of Votes			Percentage of Total Outstanding Votes			Percentage of Voted
Trustees	Record Date Votes	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total

Jerome S. Contro	93,164,070,144	55,991,400,493	2,811,668,991	58,803,069,484	60.100%	3.018%	63.118%	95.218%	4.782%	100.000%
William F. McCalpin	93,164,070,144	55,992,793,728	2,810,275,756	58,803,069,484	60.102%	3.016%	63.118%	95.221%	4.779%	100.000%
John W. McCarter, Jr.	93,164,070,144	55,954,311,420	2,848,758,064	58,803,069,484	60.060%	3.058%	63.118%	95.155%	4.845%	100.000%
Dennis B. Mullen	93,164,070,144	55,978,512,378	2,824,557,106	58,803,069,484	60.086%	3.032%	63.118%	95.197%	4.803%	100.000%
James T. Rothe	93,164,070,144	55,983,957,794	2,819,111,690	58,803,069,484	60.092%	3.026%	63.118%	95.206%	4.794%	100.000%
William D. Stewart	93,164,070,144	55,987,683,815	2,815,385,669	58,803,069,484	60.096%	3.022%	63.118%	95.212%	4.788%	100.000%
Martin H. Waldinger	93,164,070,144	55,947,439,881	2,855,629,603	58,803,069,484	60.053%	3.065%	63.118%	95.144%	4.856%	100.000%
Linda S. Wolf	93,164,070,144	55,983,340,411	2,819,729,073	58,803,069,484	60.091%	3.027%	63.118%	95.205%	4.795%	100.000%
John P. McGonigle	93,164,070,144	55,989,461,018	2,813,608,466	58,803,069,484	60.098%	3.020%	63.118%	95.215%	4.785%	100.000%

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101

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (8/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0710-266	8-31-10 125-02-93006 09-10

2010 ANNUAL REPORT

Janus Smart Portfolios

Janus Smart Portfolio – Growth
Janus Smart Portfolio – Moderate
Janus Smart Portfolio – Conservative

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Smart Portfolios

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

We would like to take this opportunity to thank you for your investment with Janus. As we write this letter at the close of the period ended June 30, investors are faced with renewed market volatility despite the positive tone with which we ended the first quarter of 2010. Concerns over sovereign creditworthiness in Europe, moderating economic data out of the U.S. and slowing growth in China resulted in a difficult backdrop for global equity markets during the period. Fixed income markets did not fare much better, as investors flocked to the relative safety of U.S. Treasuries and demand for credit remained relatively weak. As a result, all roads point to slowing global economic growth and continued market turmoil in the short term. In this environment, there may continue to be a higher demand for fixed income. All that being said, our research team believes certain segments of both the equity and credit markets are offering attractive valuations for investors with longer time horizons.

Equity Markets

What remains to be an uncertain environment helped fuel a broad decline in worldwide equity prices toward the end of the period ended June 30, 2010. Problems in Greece, the U.K., Spain and elsewhere in Europe had been building as 2010 began to unfold, but stocks managed to hit 18-month highs in April before sentiment turned negative. While earnings continued to surprise positively, economic data suggested that the effects of government stimulus and the inventory rebuilding cycle were waning, causing uncertainty over the pace of U.S. economic growth heading into the second half of 2010. Despite the challenges, overall equity valuations were still reasonable in our view with large cap growth stocks particularly attractive. Many quality companies were trading at sharp discounts to their fair value through the end of the period. Furthermore, healthy corporate balance sheets have fueled some dividend increases and initiations. Firms remain generally cautious, however, in both hiring and capital allocation decisions. While continued momentum from the aggressive cost cutting of last year may drive positive earnings surprises over the near term, muted and uneven economic growth are likely to limit revenue gains for many companies. Ultimately, we view revenue increases as necessary to fuel sustainable earnings growth and stock price appreciation over the long term.

Fixed Income and Credit Markets

In fixed income markets, investors demonstrated a general aversion to risk as they sought the relative safety of U.S. Treasuries. The “flight to quality” drove interest rates lower during the period with long-term rates coming off their highest levels since June 2009 and breaking through the lower end of the relatively narrow range they had been earlier in the period.

Within the fixed income markets, corporate credit is an area that remained attractive to us from a relative valuation as well as a fundamental perspective. We have seen significant deleveraging and increased liquidity profiles within financials as well as corporate America over the last 18 months and have strong indications that this will continue. The underlying fundamental deleveraging trend that we have entered is in its early stages and should be supportive of corporate credit over the long term. We believe that active security selection will be critical in generating outperformance given the structural changes impacting the fixed income market.

Outlook

In light of the overall uncertainty and market volatility, consumer confidence has held up quite well, in our opinion, and we have seen a significant improvement in retail activity. However, we believe continued uncertainty over financial and regulatory reforms, future tax rates and other policy actions coming out of Washington D.C. have made it difficult for individuals to plan for the long term.

Looking ahead, we believe the challenge for investors will be to stay the course. The market environment is likely to remain difficult and volatile, making a balanced long-term investment approach that much more important. As Europe works through its fiscal problems, and the U.S. works through its own challenges, we will continue to closely monitor the impact various policy measures may have on our investments and the overall economy. We are encouraged by the overall strength in corporate America, but believe there is a greater likelihood of uneven

Janus Smart Portfolios | 1

Continued

economic growth. This, coupled with the structural changes occurring in global financial markets and the difficulties this may cause for passive investors, leads us to strongly believe that an active investment approach encompassing individual security selection will provide investors with the best opportunity to outperform on a risk-adjusted basis.

As fundamental researchers throughout our 40-year history, our goal has always been to identify those companies going through positive fundamental transition. We take a long-term view of investment opportunities and believe a well-balanced and diversified approach is important to achieving long-term investment success. Part of our process is to understand the capital structure, balance sheets, cash flows and management intentions holistically and from a number of perspectives. Not only does this remain a vital component to successful security selection in both the fixed income and equity markets in our view, but it forms the foundation of our commitment to deliver strong long-term relative performance on your behalf.

Once again, we thank you for your business and your continued confidence in Janus.

(-s- JONATHAN COLEMAN)

Jonathan Coleman
Co-Chief Investment Officer

(-s- GIBSON SMITH)

Gibson Smith
Co-Chief Investment Officer

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or download the file from janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital). Read it carefully before investing or sending money.

U.S. Treasury securities are direct debt obligations issued by the U.S. Government. With government bonds, the investor is a creditor of the government. Treasury Bills and U.S. Government Bonds are guaranteed by the full faith and credit of the United States government, are generally considered to be free of credit risk and typically carry lower yields than other securities. Bonds in a portfolio are typically intended to provide income and/or diversification. In general, the bond market is volatile. Bond prices rise when interest rates fall and vice versa. This effect is usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

2 | JUNE 30, 2010

Co-Chief Investment Officers’ Market Perspective

The opinions are those of the authors as of June 30, 2010 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

Past performance is no guarantee of future results.

All current and potential holdings in Janus products are subject to risks that individuals need to address.

There is no assurance that the investment process will consistently lead to successful investing.

A Fund’s portfolio may differ significantly from the securities held in an index. Indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

In preparing this document, Janus has relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources. Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a Fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Funds distributed by Janus Distributors LLC (8/10)

Janus Smart Portfolios | 3

Useful Information About Your Portfolio Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Portfolios’ manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolios’ manager in the Management Commentaries are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2010. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding each Portfolio’s Expense Example, which appears in each Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares only); administrative, networking or omnibus fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2010 to June 30, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Portfolio’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares only), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, to certain limits until at least February 16, 2011. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolios’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as underlying funds’ redemption fees (where applicable) and any related exchange fees. These fees are fully described in certain underlying funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | JUNE 30, 2010

Janus Smart Portfolio - Growth (unaudited)

Portfolio Snapshot
We believe that a smartly diversified portfolio tailored to a specific risk target can provide an attractive core solution for investors. The Janus Smart Portfolios are three distinct funds, each designed to meet a specific risk target – conservative, moderate and growth. The portfolios are diversified among investment managers, asset classes and investment styles. Investments are selected and portfolio allocations are optimized quarterly and rebalanced regularly using input from a third-party consultant as well as the quantitative and qualitative oversight of Janus’ investment leadership.
Dan Scherman portfolio manager

Performance Overview

Janus Smart Portfolio – Growth’s Class T Shares returned 2.96% for the eight-month period ended June 30, 2010. This compares to a return of 0.86% for the S&P 500 Index, the Portfolio’s primary benchmark, and a return of 0.02% for its secondary benchmark, the Growth Allocation Index, an internally-calculated index that combines returns from the Dow Jones Wilshire 5000 Index (50%), MSCI EAFE Index (25%), Barclays Capital U.S. Aggregate Bond Index (20%) and the MSCI Emerging Markets Index (5%).

Economic Overview

Global equity indices posted slight gains for the eight-month period ended June 30, 2010. Economic data pointing to improvement from depressed levels and higher-than-expected earnings helped indices move higher during much of the period. Markets reached their peaks for the period in mid-April before declining on doubts European countries could contain sovereign debt contagion. Worries over how spending cuts in government austerity programs would impact global growth and disappointing economic data from the U.S. led most indices to finish significantly off their highs for the period. Emerging markets, led by India, significantly outperformed developed markets during the period. North America was the best performing developed market region, while the Pacific region was the weakest. Commodities were mixed; palladium and gold led the gainers, while sugar and natural gas were among those posting losses. The dollar was stronger relative to the euro, pound and yen.

In fixed income, interest rates were relatively stable and credit spreads narrowed further. Both investment grade aggregate and high-yield corporate indices posted strong gains during the period. A general aversion to risk dominated sentiment in the latter half of the period, as investors sought the relative safety of U.S. Treasuries. The “flight to quality” drove interest rates across the yield curve lower during the period with long-term rates coming off of their highest levels since June of 2009 and breaking through the lower end of the relatively narrow range they had been in during the first quarter. This move propelled long-term U.S. Treasuries among the top of the list of outperformers, as the 10-year Treasury yield finished below 3.00% and the 30-year yield closed under 4.00%. Both represented the lowest levels respectively in over a year. While there was a small flattening of the yield curve, the 233 basis points (bps) difference between yields on the 10-year and 2-year U.S. Treasuries was still near the high end of its historical range. Elsewhere, spreads, or the difference in yields on corporate credits relative to U.S. Treasuries, narrowed. Both high yield and investment grade corporate credits outperformed the general market. Investment grade and high-yield spreads were 35 bps and 13 bps narrower, respectively, but off their narrowest levels as the period ended.

Strategy Overview

Janus Flexible Bond Fund was the largest contributor in the Portfolio, as it significantly outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, and represented an average weighting of 16.13% for the period. The Barclays Capital U.S. Aggregate Bond Index significantly outperformed the Growth Allocation Index during the period, demonstrating the general outperformance of fixed income over equities. Other top contributors included Janus Overseas Fund, INTECH Risk-Managed Value Fund, INTECH Risk-Managed Growth Fund and Janus Research Fund.

Detractors included Perkins Large Cap Value Fund, Janus Twenty Fund, Janus Triton Fund, Janus Growth and Income Fund and Perkins Mid Cap Value Fund.

Janus Smart Portfolios | 5

Janus Smart Portfolio - Growth (unaudited)

Investment Process

Janus Smart Portfolio – Growth is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on attempting to manage risk. The Portfolio, which will normally allocate 80% of its investments to underlying equity funds and 20% to bonds and money market funds, is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these different approaches in a single investment can produce a Portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Smart Portfolio – Growth. Finally, we select the appropriate Janus funds that replicate our desired exposure. The allocations assigned to each selected underlying fund were consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time.

Outlook

There are number of reasons for investors to be concerned with the potential for continued weakness and volatility in financial markets. Economic data in the U.S. has moderated, with some leading areas, such as manufacturing, beginning to show signs of softening. Both the housing and labor markets remain weak and the momentum from U.S. Government stimulus has faded. On a positive note, we still see plenty of liquidity in the system and corporate America is in great health in our view, with large cash balances and strong balance sheets. In addition, earnings growth has been strong and market sentiment has been weak, generally a contrarian signal. We think the challenging environment bodes well for individual security selection and active management.

Thank you for investing in Janus Smart Portfolio – Growth.

6 | JUNE 30, 2010

(unaudited)

Janus Smart Portfolio – Growth (% of Net Assets)

Janus Flexible Bond Fund – Class I Shares	18.3%
Janus International Equity Fund – Class I Shares	17.3%
INTECH Risk-Managed Value Fund – Class I Shares	10.3%
Janus Overseas Fund – Class I Shares	9.0%
Perkins Large Cap Value Fund – Class I Shares	7.0%
INTECH Risk-Managed Growth Fund – Class I Shares	6.0%
Janus Research Fund – Class I Shares	5.2%
Janus Twenty Fund – Class D Shares	5.0%
Janus Growth and Income Fund – Class I Shares	4.9%
Janus Contrarian Fund – Class I Shares	2.9%
Janus Fund – Class I Shares	2.9%
Janus Global Real Estate Fund – Class I Shares	2.5%
Janus High-Yield Fund – Class I Shares	2.3%
Perkins Mid Cap Value Fund – Class I Shares	2.0%
Perkins Small Cap Value Fund – Class I Shares	2.0%
Janus Orion Fund – Class I Shares	1.4%
Janus Triton Fund – Class I Shares	1.0%

Janus Smart Portfolio - Growth At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2010

Janus Smart Portfolios | 7

Janus Smart Portfolio - Growth (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2010				Expense Ratios – per the February 16, 2010 prospectuses
	Eight-Month
	Fiscal Period
	Ended	One	Since	Total Annual Fund	Net Annual Fund
	6/30/10	Year	Inception*	Operating Expenses	Operating Expenses

Janus Smart Portfolio – Growth – Class A Shares

NAV	2.86%	14.82%	3.29%	1.27%	1.27%

MOP	–3.04%	8.22%	1.94%

Janus Smart Portfolio – Growth – Class C Shares

NAV	2.41%	13.96%	2.53%	2.02%	2.02%

CDSC	1.40%	12.84%	2.53%

Janus Smart Portfolio – Growth – Class D Shares(1)	2.96%	14.94%	3.46%	1.14%	1.14%

Janus Smart Portfolio – Growth – Class I Shares	3.03%	14.94%	3.46%	1.02%	1.02%

Janus Smart Portfolio – Growth – Class S Shares	2.73%	14.56%	3.04%	1.52%	1.52%

Janus Smart Portfolio – Growth – Class T Shares	2.96%	14.94%	3.46%	1.27%	1.27%

S&P 500® Index	0.86%	14.43%	–2.11%

Growth Allocation Index	0.02%	13.06%	0.80%

Lipper Quartile – Class T Shares	–	1st	1st

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Growth Funds	–	104/577	5/438

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Portfolio’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

8 | JUNE 30, 2010

(unaudited)

A Portfolio which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses allocated to any class (excluding any expenses of an underlying fund (acquired fund fees and expenses), distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least February 16, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes for the Portfolio expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

An underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds. Performance of Janus Smart Portfolios depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, the Portfolio’s Class J Shares were renamed Class T Shares.

Effective February 16, 2010, the Portfolio’s Class J Shares accounts held directly with Janus were moved into the newly created Class D Shares.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Portfolio’s Class J Shares, the initial share class, calculated using the fees and expenses of each class, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Portfolio had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Portfolio’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares of the Portfolio commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Portfolio’s former Class J Shares. If Class D Shares of the Portfolio had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Portfolio’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Portfolio’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Portfolio had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Portfolio’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective August 2, 2010, Janus Smart Portfolio — Growth changed its name to Janus Growth Allocation Fund.

*	The Portfolio’s inception date – December 30, 2005
(1)	Closed to new investors.

Janus Smart Portfolios | 9

Janus Smart Portfolio - Growth (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$961.40	$1.75

Hypothetical (5% return before expenses)	$1,000.00	$1,023.01	$1.81

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$957.60	$5.44

Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.61

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(6/30/10)	(2/16/10 - 6/30/10)*

Actual	$1,000.00	$984.10	$0.99

Hypothetical (5% return before expenses)	$1,000.00	$1,023.46	$1.35

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$962.40	$0.63

Hypothetical (5% return before expenses)	$1,000.00	$1,024.15	$0.65

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$960.50	$3.06

Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.16

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares**	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$960.60	$1.60

Hypothetical (5% return before expenses)	$1,000.00	$1,023.16	$1.66

†	Expenses are equal to the annualized expense ratio of 0.36% for Class A Shares, 1.12% for Class C Shares, 0.13% for Class I Shares, 0.63% for Class S Shares and 0.33% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to June 30, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.27% for Class D Shares multiplied by the average account value over the period, multiplied by 135/365 (to reflect the period); however, hypothetical expenses are multiplied by 181/365 (to reflect a one-half year period). Expenses include effect of contractual waivers by Janus Capital.
**	Formerly named Class J Shares.

10 | JUNE 30, 2010

Janus Smart Portfolio - Growth

Schedule of Investments

As of June 30, 2010

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 79.4%
1,161,082	INTECH Risk-Managed Growth Fund – Class I Shares	$12,144,922
2,609,518	INTECH Risk-Managed Value Fund – Class I Shares	20,589,101
467,352	Janus Contrarian Fund – Class I Shares	5,851,249
242,376	Janus Fund – Class I Shares	5,848,535
629,180	Janus Global Real Estate Fund – Class I Shares	4,995,690
382,144	Janus Growth and Income Fund – Class I Shares	9,828,753
3,683,279	Janus International Equity Fund – Class I Shares	34,733,319
303,309	Janus Orion Fund – Class I Shares	2,820,771
439,188	Janus Overseas Fund – Class I Shares	18,046,248
453,876	Janus Research Fund – Class I Shares	10,502,682
155,518	Janus Triton Fund – Class I Shares	1,998,403
184,133	Janus Twenty Fund – Class D Shares	10,014,972
1,221,731	Perkins Large Cap Value Fund – Class I Shares	14,147,643
210,427	Perkins Mid Cap Value Fund – Class I Shares	4,012,843
187,957	Perkins Small Cap Value Fund – Class I Shares	3,941,468
		159,476,599
Fixed-Income Funds – 20.6%
3,443,661	Janus Flexible Bond Fund – Class I Shares	36,847,172
541,590	Janus High-Yield Fund – Class I Shares	4,576,436
		41,423,608

Total Investments (total cost $201,437,172) – 100.0%		200,900,207

Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(11,537)

Net Assets – 100%		$200,888,670

(1)	The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

Janus Smart Portfolios | 11

Janus Smart Portfolio - Moderate (unaudited)

Portfolio Snapshot
We believe that a smartly diversified portfolio tailored to a specific risk target can provide an attractive core solution for investors. The Janus Smart Portfolios are three distinct funds, each designed to meet a specific risk target – conservative, moderate and growth. The portfolios are diversified among investment managers, asset classes and investment styles. Investments are selected and portfolio allocations are optimized quarterly and rebalanced regularly using input from a third-party consultant as well as the quantitative and qualitative oversight of Janus’ investment leadership.
Dan Scherman portfolio manager

Performance Overview

Janus Smart Portfolio – Moderate’s Class T Shares returned 3.89% for the eight-month period ended June 30, 2010. This compares to a return of 0.86% for the S&P 500 Index, the Portfolio’s primary benchmark, and a return of 1.51% for its secondary benchmark, the Moderate Allocation Index, an internally-calculated index that combines returns from the Dow Jones Wilshire 5000 Index (40%), Barclays Capital U.S. Aggregate Bond Index (40%), MSCI EAFE Index (18%) and the MSCI Emerging Markets Index (2%).

Market Review

Global equity indices posted slight gains for the eight-month period ended June 30, 2010. Economic data pointing to improvement from depressed levels and higher-than-expected earnings helped indices move higher during much of the period. Markets reached their peaks for the period in mid-April before declining on doubts European countries could contain sovereign debt contagion. Worries over how spending cuts in government austerity programs would impact global growth and disappointing economic data from the U.S. led most indices to finish significantly off their highs for the period. Emerging markets significantly outperformed developed markets during the period led by India. North America was the best performing developed market region, while the Pacific region was the weakest. Commodities were mixed; palladium and gold led the gainers, while sugar and natural gas were among those posting losses. The dollar was stronger relative to the euro, pound and yen.

In fixed income, interest rates were relatively stable and credit spreads narrowed further. Both investment grade aggregate and high-yield corporate indices posted strong gains during the period. A general aversion to risk dominated sentiment in the latter half of the period, as investors sought the relative safety of U.S. Treasuries. The “flight to quality” drove interest rates across the yield curve lower during the period with long-term rates coming off of their highest levels since June of 2009 and breaking through the lower end of the relatively narrow range they had been in during the first quarter of 2010. This move propelled long-term U.S. Treasuries among the top of the list of outperformers, as the 10-year Treasury yield finished below 3.00% and the 30-year yield closed under 4.00%. Both represented the lowest levels respectively in over a year. While there was a small flattening of the yield curve, the 233 basis points (bps) difference between yields on the 10-year and 2-year U.S. Treasuries was still near the high end of its historical range. Elsewhere, spreads, or the difference in yields on corporate credits relative to U.S. Treasuries, narrowed. Both high yield and investment grade corporate credits outperformed the general market. Investment grade and high-yield spreads were 35 bps and 13 bps narrower, respectively, but off their narrowest levels as the period ended.

Strategy Overview

Janus Flexible Bond Fund was easily the largest contributor in the Portfolio, as it significantly outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, and represented an average weighting of 31.88% for the period. The Barclays Capital U.S. Aggregate Bond Index significantly outperformed the Moderate Allocation Index during the period, demonstrating the general outperformance of fixed income over equities. Other top contributors included Janus Overseas Fund, INTECH Risk-Managed Value Fund, INTECH Risk-Managed Growth Fund and Perkins Small Cap Value Fund.

Detractors included Perkins Large Cap Value Fund, Janus Twenty Fund, Janus Triton Fund, Janus Growth and Income Fund and Janus Fund. Janus Triton Fund was added to the Portfolio during the market decline in June, which negatively impacted its contribution to performance.

12 | JUNE 30, 2010

(unaudited)

Investment Process

Janus Smart Portfolio – Moderate is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on attempting to manage risk. The Portfolio, which will normally allocate 60% of its investments to underlying equity funds and 40% to bonds and money market funds, is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these different approaches in a single investment can produce a Portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Smart Portfolio – Moderate. Finally, we select the appropriate Janus funds that replicate our desired exposure. The allocations assigned to each selected underlying fund were consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time.

Outlook

There are number of reasons for investors to be concerned with the potential for continued weakness and volatility in financial markets. Economic data in the U.S. has moderated, with some leading areas, such as manufacturing, beginning to show signs of softening. Both the housing and labor markets remain weak and the momentum from U.S. Government stimulus has faded. On a positive note, we still see plenty of liquidity in the system and corporate America is in great health in our view, with large cash balances and strong balance sheets. In addition, earnings growth has been strong and market sentiment has been weak, generally a contrarian signal. We think the challenging environment bodes well for individual security selection and active management.

Thank you for investing in Janus Smart Portfolio – Moderate.

Janus Smart Portfolios | 13

Janus Smart Portfolio - Moderate (unaudited)

Janus Smart Portfolio – Moderate (% of Net Assets)

Janus Flexible Bond Fund – Class I Shares	35.1%
Janus International Equity Fund – Class I Shares	9.7%
INTECH Risk-Managed Value Fund – Class I Shares	9.0%
Janus Overseas Fund – Class I Shares	8.2%
Perkins Large Cap Value Fund – Class I Shares	5.9%
INTECH Risk-Managed Growth Fund – Class I Shares	4.7%
Janus Research Fund – Class I Shares	4.6%
Janus Growth and Income Fund – Class I Shares	4.5%
Janus Short-Term Bond Fund – Class I Shares	4.1%
Perkins Small Cap Value Fund – Class I Shares	2.9%
Janus Fund – Class I Shares	2.9%
Janus Twenty Fund – Class D Shares	2.0%
Janus High-Yield Fund – Class I Shares	1.8%
Janus Orion Fund – Class I Shares	1.7%
Janus Global Real Estate Fund – Class I Shares	1.7%
Janus Triton Fund – Class I Shares	1.2%

Janus Smart Portfolio - Moderate At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2010

14 | JUNE 30, 2010

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2010				Expense Ratios – per the February 16, 2010 prospectuses
	Eight-Month
	Fiscal Period
	Ended	One	Since	Total Annual Fund	Net Annual Fund
	6/30/10	Year	Inception*	Operating Expenses	Operating Expenses

Janus Smart Portfolio – Moderate – Class A Shares

NAV	3.81%	14.74%	4.59%	1.19%	1.19%

MOP	–2.17%	8.14%	3.22%

Janus Smart Portfolio – Moderate – Class C Shares

NAV	3.33%	13.86%	3.81%	1.94%	1.94%

CDSC	2.31%	12.75%	3.81%

Janus Smart Portfolio – Moderate – Class D Shares(1)	3.89%	14.74%	4.77%	1.06%	1.06%

Janus Smart Portfolio – Moderate – Class I Shares	3.96%	14.74%	4.77%	0.94%	0.94%

Janus Smart Portfolio – Moderate – Class S Shares	3.57%	14.26%	4.29%	1.44%	1.44%

Janus Smart Portfolio – Moderate – Class T Shares	3.89%	14.74%	4.77%	1.19%	1.19%

S&P 500® Index	0.86%	14.43%	–2.11%

Moderate Allocation Index	1.51%	12.32%	2.15%

Lipper Quartile – Class T Shares	–	2nd	1st

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Moderate Funds	–	129/492	7/399

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Portfolio’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Smart Portfolios | 15

Janus Smart Portfolio - Moderate (unaudited)

A Portfolio which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses allocated to any class (excluding any expenses of an underlying fund (acquired fund fees and expenses), distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least February 16, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes for the Portfolio expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

An underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds. Performance of Janus Smart Portfolios depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, the Portfolio’s Class J Shares were renamed Class T Shares.

Effective February 16, 2010, the Portfolio’s Class J Shares accounts held directly with Janus were moved into the newly created Class D Shares.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Portfolio’s Class J Shares, the initial share class, calculated using the fees and expenses of each class, respectively, without the effect of any fee and expense limitations or waivers. If each class of the Portfolio had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Portfolio’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares of the Portfolio commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Portfolio’s former Class J Shares. If Class D Shares of the Portfolio had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Portfolio’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Portfolio’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Portfolio had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Portfolio’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective August 2, 2010, Janus Smart Portfolio — Moderate changed its name to Janus Moderate Allocation Fund.

*	The Portfolio’s inception date – December 30, 2005
(1)	Closed to new investors.

16 | JUNE 30, 2010

(unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$982.90	$1.97

Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$979.30	$5.69

Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(6/30/10)	(2/16/10 - 6/30/10)*

Actual	$1,000.00	$998.20	$1.00

Hypothetical (5% return before expenses)	$1,000.00	$1,023.46	$1.35

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$983.80	$0.79

Hypothetical (5% return before expenses)	$1,000.00	$1,024.00	$0.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$981.10	$3.19

Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares**	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$982.10	$1.52

Hypothetical (5% return before expenses)	$1,000.00	$1,023.26	$1.56

†	Expenses are equal to the annualized expense ratio of 0.40% for Class A Shares, 1.16% for Class C Shares, 0.16% for Class I Shares, 0.65% for Class S Shares and 0.31% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to June 30, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.27% for Class D Shares multiplied by the average account value over the period, multiplied by 135/365 (to reflect the period); however, hypothetical expenses are multiplied by 181/365 (to reflect a one-half year period). Expenses include effect of contractual waivers by Janus Capital.
**	Formerly named Class J Shares.

Janus Smart Portfolios | 17

Janus Smart Portfolio - Moderate

Schedule of Investments

As of June 30, 2010

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 59.0%
880,341	INTECH Risk-Managed Growth Fund – Class I Shares	$9,208,362
2,250,359	INTECH Risk-Managed Value Fund – Class I Shares	17,755,329
233,099	Janus Fund – Class I Shares	5,624,687
422,225	Janus Global Real Estate Fund – Class I Shares	3,352,467
346,795	Janus Growth and Income Fund – Class I Shares	8,919,578
2,016,502	Janus International Equity Fund – Class I Shares	19,015,615
362,478	Janus Orion Fund – Class I Shares	3,371,044
389,995	Janus Overseas Fund – Class I Shares	16,024,913
389,614	Janus Research Fund – Class I Shares	9,015,675
189,820	Janus Triton Fund – Class I Shares	2,439,185
70,547	Janus Twenty Fund – Class D Shares	3,837,073
1,003,621	Perkins Large Cap Value Fund – Class I Shares	11,621,930
276,237	Perkins Small Cap Value Fund – Class I Shares	5,792,699
		115,978,557
Fixed-Income Funds – 41.0%
6,449,703	Janus Flexible Bond Fund – Class I Shares	69,011,818
424,151	Janus High-Yield Fund – Class I Shares	3,584,079
2,595,088	Janus Short-Term Bond Fund – Class I Shares	8,018,821
		80,614,718

Total Investments (total cost $189,643,319) – 100.0%		196,593,275

Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(28,544)

Net Assets – 100%		$196,564,731

(1)	The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

18 | JUNE 30, 2010

Janus Smart Portfolio - Conservative (unaudited)

Portfolio Snapshot
We believe that a smartly diversified portfolio tailored to a specific risk target can provide an attractive core solution for investors. The Janus Smart Portfolios are three distinct funds, each designed to meet a specific risk target – conservative, moderate and growth. The portfolios are diversified among investment managers, asset classes and investment styles. Investments are selected and portfolio allocations are optimized quarterly and rebalanced regularly using input from a third-party consultant as well as the quantitative and qualitative oversight of Janus’ investment leadership.
Dan Scherman portfolio manager

Performance Overview

Janus Smart Portfolio – Conservative’s Class T Shares returned 4.70% for the eight-month period ended June 30, 2010. This compares to a return of 0.86% for the S&P 500 Index, the Portfolio’s primary benchmark, and a return of 2.78% for its secondary benchmark, the Conservative Allocation Index, an internally-calculated index that combines returns from the Barclays Capital U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%) and the MSCI EAFE Index (12%).

Economic Overview

Global equity indices posted slight gains for the eight-month period ended June 30, 2010. Economic data pointing to improvement from depressed levels and higher-than-expected earnings helped indices move higher during much of the period. Markets reached their peaks for the period in mid-April before declining on doubts European countries could contain sovereign debt contagion. Worries over how spending cuts in government austerity programs would impact global growth and disappointing economic data from the U.S. led most indices to finish significantly off their highs for the period. Emerging markets significantly outperformed developed markets during the period led by India. North America was the best performing developed market region, while the Pacific region was the weakest. Commodities were mixed; palladium and gold led the gainers, while sugar and natural gas were among those posting losses. The dollar was stronger relative to the euro, pound and yen.

In fixed income, interest rates were relatively stable and credit spreads narrowed further. Both investment grade aggregate and high-yield corporate indices posted strong gains during the period. A general aversion to risk dominated sentiment in the latter half of the period, as investors sought the relative safety of U.S. Treasuries. The “flight to quality” drove interest rates across the yield curve lower during the period with long-term rates coming off of their highest levels since June of 2009 and breaking through the lower end of the relatively narrow range they had been in during the first quarter of 2010. This move propelled long-term U.S. Treasuries among the top of the list of outperformers, as the 10-year Treasury yield finished below 3.00% and the 30-year yield closed under 4.00%. Both represented the lowest levels respectively in over a year. While there was a small flattening of the yield curve, the 233 basis points (bps) difference between yields on the 10-year and 2-year U.S. Treasuries was still near the high end of its historical range. Elsewhere, spreads, or the difference in yields on corporate credits relative to U.S. Treasuries, narrowed. Both high yield and investment grade corporate credits outperformed the general market. Investment grade and high-yield spreads were 35 bps and 13 bps narrower, respectively, but off their narrowest levels as the period ended.

Strategy Overview

Janus Flexible Bond Fund was easily the largest contributor in the Portfolio, as it significantly outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, and represented an average weighting of 49.03% for the eight-month period. The Barclays Capital U.S. Aggregate Bond Index significantly outperformed the Conservative Allocation Index during the period, demonstrating the general outperformance of fixed income over equities. Janus Contrarian Fund was the next largest contributor followed by Janus High-Yield Fund, INTECH Risk-Managed Value Fund and INTECH Risk-Managed Growth Fund.

Detractors included Janus Fund, Perkins Large Cap Value Fund, Janus Triton Fund, Perkins Small Cap Value Fund and Janus Growth and Income Fund. Janus Fund was

Janus Smart Portfolios | 19

Janus Smart Portfolio - Conservative (unaudited)

added to the Portfolio in January, when the market traded lower.

Investment Process

Janus Smart Portfolio – Conservative is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on attempting to manage risk. The Portfolio, which will normally allocate 60% of its investments to underlying bond and money market funds and 40% to equity funds, is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these different approaches in a single investment can produce a Portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Smart Portfolio – Conservative. Finally, we select the appropriate Janus funds that replicate our desired exposure. The allocations assigned to each selected underlying fund were consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represents. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time.

Outlook

There are number of reasons for investors to be concerned with the potential for continued weakness and volatility in financial markets. Economic data in the U.S. has moderated, with some leading areas, such as manufacturing, beginning to show signs of softening. Both the housing and labor markets remain weak and the momentum from U.S. Government stimulus has faded. On a positive note, we still see plenty of liquidity in the system and corporate America is in great health in our view, with large cash balances and strong balance sheets. In addition, earnings growth has been strong and market sentiment has been weak, generally a contrarian signal. We think the challenging environment bodes well for individual security selection and active management.

Thank you for investing in Janus Smart Portfolio – Conservative.

20 | JUNE 30, 2010

(unaudited)

Janus Smart Portfolio – Conservative (% of Net Assets)

Janus Flexible Bond Fund – Class I Shares	53.2%
INTECH Risk-Managed Value Fund – Class I Shares	6.9%
Janus Short-Term Bond Fund – Class I Shares	6.0%
Janus International Equity Fund – Class I Shares	5.7%
Perkins Large Cap Value Fund – Class I Shares	5.0%
INTECH Risk-Managed Growth Fund – Class I Shares	4.9%
Janus Growth and Income Fund – Class I Shares	3.6%
Janus Research Fund – Class I Shares	3.4%
Janus High-Yield Fund – Class I Shares	3.0%
Janus Overseas Fund – Class I Shares	2.2%
Janus Orion Fund – Class I Shares	1.7%
Janus Fund – Class I Shares	1.5%
Janus Triton Fund – Class I Shares	1.2%
Janus Global Real Estate Fund – Class I Shares	0.8%
Perkins Small Cap Value Fund – Class I Shares	0.6%
Janus Contrarian Fund – Class I Shares	0.3%

Janus Smart Portfolio - Conservative At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2010

Janus Smart Portfolios | 21

Janus Smart Portfolio - Conservative (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2010				Expense Ratios – per the February 16, 2010 prospectuses
	Eight-Month
	Fiscal Period
	Ended	One	Since	Total Annual Fund	Net Annual Fund
	6/30/10	Year	Inception*	Operating Expenses	Operating Expenses

Janus Smart Portfolio – Conservative – Class A Shares

NAV	4.75%	13.88%	5.31%	1.14%	1.14%

MOP	–1.31%	7.33%	3.93%

Janus Smart Portfolio – Conservative – Class C Shares

NAV	4.26%	13.12%	4.55%	1.89%	1.89%

CDSC	3.25%	12.02%	4.55%

Janus Smart Portfolio – Conservative – Class D Shares(1)	4.79%	13.95%	5.53%	1.00%	1.00%

Janus Smart Portfolio – Conservative – Class I Shares	4.87%	13.95%	5.53%	0.89%	0.89%

Janus Smart Portfolio – Conservative – Class S Shares	4.48%	13.48%	5.02%	1.36%	1.36%

Janus Smart Portfolio – Conservative – Class T Shares	4.70%	13.95%	5.53%	1.13%	1.13%

S&P 500® Index	0.86%	14.43%	–2.11%

Conservative Allocation Index	2.78%	11.42%	3.47%

Lipper Quartile – Class T Shares	–	2nd	1st

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Conservative Funds	–	136/448	7/310

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Portfolio’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

22 | JUNE 30, 2010

(unaudited)

A Portfolio which redeems or exchanges certain underlying funds’ shares held for 90 days or less may be subject to an underlying fund’s 2.00% redemption fee, if any.

Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses allocated to any class (excluding any expenses of an underlying fund (acquired fund fees and expenses), distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares, and Class T Shares) brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to certain limits until at least February 16, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Portfolio expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

An underlying fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings, derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Janus Smart Portfolios and to the underlying funds held within the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolios among underlying Janus funds. Performance of Janus Smart Portfolios depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Effective February 16, 2010, the Portfolio’s Class J Shares were renamed Class T Shares.

Effective February 16, 2010, the Portfolio’s Class J Shares accounts held directly with Janus were moved into the newly created Class D Shares.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Portfolio’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Portfolio had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Portfolio’s commencement of each class reflects the fees and expenses of each respective class, net of any fee and expense limitations or waivers.

Class D Shares of the Portfolio commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Portfolio’s former Class J Shares. If Class D Shares of the Portfolio had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Portfolio’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective August 2, 2010, Janus Smart Portfolio — Conservative changed its name to Janus Conservative Allocation Fund.

*	The Portfolio’s inception date – December 30, 2005
(1)	Closed to new investors.

Janus Smart Portfolios | 23

Janus Smart Portfolio - Conservative (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,004.50	$1.89

Hypothetical (5% return before expenses)	$1,000.00	$1,022.91	$1.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,000.00	$5.65

Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.71

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(6/30/10)	(2/16/10 - 6/30/10)*

Actual	$1,000.00	$1,011.70	$0.89

Hypothetical (5% return before expenses)	$1,000.00	$1,023.60	$1.20

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,005.40	$0.70

Hypothetical (5% return before expenses)	$1,000.00	$1,024.10	$0.70

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,003.60	$3.13

Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.16

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares**	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,004.50	$1.49

Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.51

†	Expenses are equal to the annualized expense ratio of 0.38% for Class A Shares, 1.14% for Class C Shares, 0.14% for Class I Shares, 0.63% for Class S Shares and 0.30% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to June 30, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.24% for Class D Shares multiplied by the average account value over the period, multiplied by 135/365 (to reflect the period); however, hypothetical expenses are multiplied by 181/365 (to reflect a one-half year period). Expenses include effect of contractual waivers by Janus Capital.
**	Formerly named Class J Shares.

24 | JUNE 30, 2010

Janus Smart Portfolio - Conservative

Schedule of Investments

As of June 30, 2010

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 37.8%
687,934	INTECH Risk-Managed Growth Fund – Class I Shares	$7,195,788
1,286,149	INTECH Risk-Managed Value Fund – Class I Shares	10,147,719
39,971	Janus Contrarian Fund – Class I Shares	500,443
88,488	Janus Fund – Class I Shares	2,135,214
156,707	Janus Global Real Estate Fund – Class I Shares	1,244,256
202,307	Janus Growth and Income Fund – Class I Shares	5,203,333
888,066	Janus International Equity Fund – Class I Shares	8,374,461
270,708	Janus Orion Fund – Class I Shares	2,517,586
79,499	Janus Overseas Fund – Class I Shares	3,266,622
213,048	Janus Research Fund – Class I Shares	4,929,920
138,252	Janus Triton Fund – Class I Shares	1,776,534
627,704	Perkins Large Cap Value Fund – Class I Shares	7,268,812
38,785	Perkins Small Cap Value Fund – Class I Shares	813,321
		55,374,009
Fixed-Income Funds – 62.2%
7,290,396	Janus Flexible Bond Fund – Class I Shares	78,007,234
515,110	Janus High-Yield Fund – Class I Shares	4,352,678
2,852,684	Janus Short-Term Bond Fund – Class I Shares	8,814,795
		91,174,707

Total Investments (total cost $139,319,016) – 100.0%		146,548,716

Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(2,604)

Net Assets – 100%		$146,546,112

(1)	The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Financial Statements.

Janus Smart Portfolios | 25

Statements of Assets and Liabilities

As of June 30, 2010	Janus Smart	Janus Smart	Janus Smart
(all numbers in thousands except net asset value per share)	Portfolio - Growth	Portfolio - Moderate	Portfolio - Conservative

Assets:
Investments at cost	$201,437	$189,643	$139,319
Affiliated Investments at value	$200,900	$196,593	$146,549
Receivables:
Investments sold	12	193	157
Portfolio shares sold	76	46	120
Dividends from affiliates	195	294	321
Non-interested Trustees’ deferred compensation	5	5	4
Other assets	-	-	-
Total Assets	201,188	197,131	147,151
Liabilities:
Payables:
Investments purchased	188	283	302
Portfolio shares repurchased	37	214	244
Dividends	-	-	-
Advisory fees	7	8	7
Audit fees	23	23	23
Administrative fees - Class D Shares	19	18	13
Administrative fees - Class S Shares	-	-	-
Administrative fees - Class T Shares(1)	2	2	2
Distribution fees and shareholder servicing fees - Class A Shares	-	-	-
Distribution fees and shareholder servicing fees - Class C Shares	1	2	2
Distribution fees and shareholder servicing fees - Class S Shares	-	-	-
Networking fees - Class A Shares	-	-	-
Networking fees - Class C Shares	-	-	-
Networking fees - Class I Shares	-	-	-
Non-interested Trustees’ fees and expenses	-	1	1
Non-interested Trustees’ deferred compensation fees	5	5	4
Accrued expenses and other payables	17	10	7
Total Liabilities	299	566	605
Net Assets	$200,889	$196,565	$146,546

26 | June 30, 2010

See footnotes at the end of the Statements.

See Notes to Financial Statements.

Statements of Assets and Liabilities (continued)

As of June 30, 2010	Janus Smart	Janus Smart	Janus Smart
(all numbers in thousands except net asset value per share)	Portfolio - Growth	Portfolio - Moderate	Portfolio - Conservative

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$221,780	$201,046	$145,250
Undistributed net investment income/(loss)*	765	1,437	1,733
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(21,118)	(12,867)	(7,666)
Unrealized appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	(538)	6,949	7,229
Total Net Assets	$200,889	$196,565	$146,546
Net Assets - Class A Shares	$628	$1,844	$1,173
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	60	168	104
Net Asset Value Per Share(2)	$10.47	$10.95	$11.24
Maximum Offering Price Per Share(3)	$11.11	$11.62	$11.93
Net Assets - Class C Shares	$706	$2,509	$1,648
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	68	231	148
Net Asset Value Per Share(2)	$10.40	$10.88	$11.17
Net Assets - Class D Shares	$187,128	$180,261	$133,056
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,840	16,446	11,812
Net Asset Value Per Share	$10.49	$10.96	$11.26
Net Assets - Class I Shares	$1,938	$1,625	$545
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	185	148	48
Net Asset Value Per Share	$10.49	$10.96	$11.26
Net Assets - Class S Shares	$30	$58	$125
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3	5	11
Net Asset Value Per Share	$10.45	$10.91	$11.24
Net Assets - Class T Shares(1)	$10,459	$10,268	$9,999
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	998	938	888
Net Asset Value Per Share	$10.48	$10.95	$11.26

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Class J Shares.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.

Janus Smart Portfolios | 27

See Notes to Financial Statements.

Statements of Operations

For the eight-month fiscal period ended June 30, 2010	Janus Smart		Janus Smart		Janus Smart
and the fiscal year ended October 31	Portfolio - Growth		Portfolio - Moderate		Portfolio - Conservative
(all numbers in thousands)	2010(1)	2009	2010(1)	2009	2010(1)	2009

Investment Income:
Dividends from affiliates	$2,129	$5,056	$2,849	$4,757	$2,898	$4,017
Total Investment Income	2,129	5,056	2,849	4,757	2,898	4,017
Expenses:
Advisory fees	69	77	63	63	45	45
Transfer agent fees and expenses	50	140	35	80	20	46
Printing expenses	55	50	38	41	19	32
Postage and mailing expenses	22	50	16	27	9	11
Audit fees	24	27	24	27	24	27
Non-interested Trustees’ fees and expenses	3	6	3	5	2	3
Administrative fees - Class D Shares	88	N/A	81	N/A	57	N/A
Administrative fees - Class S Shares	-	-	-	-	-	-
Administrative fees - Class T Shares(2)	88	197	75	156	56	113
Distribution fees and shareholder servicing fees - Class A Shares	1	-	3	-	1	-
Distribution fees and shareholder servicing fees - Class C Shares	3	-	10	-	6	-
Distribution fees and shareholder servicing fees - Class S Shares	-	-	-	-	-	-
Administrative, networking and omnibus fees - Class A Shares	-	-	-	-	-	-
Administrative, networking and omnibus fees - Class C Shares	-	-	-	-	-	-
Administrative, networking and omnibus fees - Class I Shares	-	-	-	-	-	-
Other expenses	12	27	24	14	12	23
Total Expenses	415	574	372	413	251	300
Expense and Fee Offset	(2)	(12)	(1)	(8)	(1)	(5)
Net Expenses	413	562	371	405	250	295
Less: Excess Expense Reimbursement	-	-	-	-	-	(19)
Net Expenses after Expense Reimbursement	413	562	371	405	250	276
Net Investment Income/(Loss)	1,716	4,494	2,478	4,352	2,648	3,741
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions(3)	(3,346)	(12,193)	(2,072)	(6,872)	(428)	(4,304)
Capital gain distributions from Underlying Funds	37	1,694	65	1,069	73	428
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	6,573	39,565	4,681	28,219	3,016	17,136
Net Gain/(Loss) on Investments	3,264	29,066	2,674	22,416	2,661	13,260
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,980	$33,560	$5,152	$26,768	$5,309	$17,001

(1)	Period from November 1, 2009 through June 30, 2010. The Portfolio changed its fiscal year end from October 31 to June 30.
(2)	Formerly named Class J Shares.
(3)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.

28 | June 30, 2010

See Notes to Financial Statements.

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Janus Smart Portfolios | 29

Statements of Changes in Net Assets

For the eight-month fiscal period ended June 30, 2010	Janus Smart			Janus Smart			Janus Smart
and each fiscal year ended October 31	Portfolio - Growth			Portfolio - Moderate			Portfolio - Conservative
(all numbers in thousands)	2010(1)	2009	2008	2010(1)	2009	2008	2010(1)	2009	2008

Operations:
Net investment income/(loss)	$1,716	$4,494	$3,566	$2,478	$4,352	$3,491	$2,648	$3,741	$2,795
Net realized gain/(loss) from investment transactions(3)	(3,346)	(12,193)	(10,967)	(2,072)	(6,872)	(7,402)	(428)	(4,304)	(4,379)
Capital gain distributions from Underlying Funds	37	1,694	3,848	65	1,069	2,444	73	428	994
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	6,573	39,565	(72,123)	4,681	28,219	(39,208)	3,016	17,136	(17,170)
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,980	33,560	(75,676)	5,152	26,768	(40,675)	5,309	17,001	(17,760)
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(3)	-	N/A	(34)	-	N/A	(14)	-	N/A
Class C Shares	(5)	-	N/A	(18)	-	N/A	(15)	-	N/A
Class D Shares	-	N/A	N/A	-	N/A	N/A	-	N/A	N/A
Class I Shares	-	-	N/A	(4)	-	N/A	-	-	N/A
Class S Shares	-	-	N/A	-	-	N/A	(3)	-	N/A
Class T Shares(2)	(3,421)	(3,455)	(3,164)	(3,954)	(3,453)	(2,927)	(3,805)	(2,871)	(1,824)
Net realized gain/(loss) from investment transactions*
Class A Shares	-	-	N/A	-	-	N/A	-	-	N/A
Class C Shares	-	-	N/A	-	-	N/A	-	-	N/A
Class D Shares	-	N/A	N/A	-	N/A	N/A	-	N/A	N/A
Class I Shares	-	-	N/A	-	-	N/A	-	-	N/A
Class S Shares	-	-	N/A	-	-	N/A	-	-	N/A
Class T Shares(2)	-	-	(5,239)	-	-	(2,811)	-	-	(926)
Net Decrease from Dividends and Distributions	(3,429)	(3,455)	(8,403)	(4,010)	(3,453)	(5,738)	(3,837)	(2,871)	(2,750)
Capital Share Transactions:
Shares sold
Class A Shares	561	145	N/A	946	1,173	N/A	960	239	N/A
Class C Shares	733	114	N/A	2,279	412	N/A	1,575	254	N/A
Class D Shares	19,647	N/A	N/A	25,812	N/A	N/A	22,444	N/A	N/A
Class I Shares	2,011	11	N/A	1,862	33	N/A	539	11	N/A
Class S Shares	20	11	N/A	50	11	N/A	36	157	N/A
Class T Shares(2)	15,869	46,476	98,569	25,798	52,969	78,191	23,760	46,251	81,751
Shares issued in connection with restructuring (Note 9)
Class D Shares	187,290	N/A	N/A	170,506	N/A	N/A	121,746	N/A	N/A

30 | June 30, 2010

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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31

Statements of Changes in Net Assets

For the eight-month fiscal period ended June 30, 2010	Janus Smart			Janus Smart			Janus Smart
and each fiscal year ended October 31	Portfolio - Growth			Portfolio - Moderate			Portfolio - Conservative
(all numbers in thousands)	2010(1)	2009	2008	2010(1)	2009	2008	2010(1)	2009	2008

Reinvested dividends and distributions
Class A Shares	3	-	N/A	32	-	N/A	12	-	N/A
Class C Shares	5	-	N/A	17	-	N/A	14	-	N/A
Class D Shares	-	N/A	N/A	-	N/A	N/A	-	N/A	N/A
Class I Shares	-	-	N/A	4	-	N/A	-	-	N/A
Class S Shares	-	-	N/A	-	-	N/A	3	-	N/A
Class T Shares(2)	3,390	3,405	8,341	3,928	3,428	5,704	3,747	2,848	2,739
Shares repurchased
Class A Shares	(65)	-	N/A	(276)	(25)	N/A	(19)	-	N/A
Class C Shares	(108)	-	N/A	(117)	-	N/A	(176)	-	N/A
Class D Shares	(16,409)	N/A	N/A	(15,002)	N/A	N/A	(12,430)	N/A	N/A
Class I Shares	(35)	-	N/A	(257)	-	N/A	(7)	-	N/A
Class S Shares	-	-	N/A	-	-	N/A	(80)	-	N/A
Class T Shares(2)	(17,302)	(32,674)	(55,867)	(11,993)	(29,732)	(49,733)	(10,511)	(31,902)	(49,465)
Shares reorganized in connection with restructuring (Note 9)
Class T Shares(2)	(187,290)	N/A	N/A	(170,506)	N/A	N/A	(121,746)	N/A	N/A
Net Increase/(Decrease) from Capital Share Transactions	8,320	17,488	51,043	33,083	28,269	34,162	29,867	17,858	35,025
Net Increase/(Decrease) in Net Assets	9,871	47,593	(33,036)	34,225	51,584	(12,251)	31,339	31,988	14,515
Net Assets:
Beginning of period	191,018	143,425	176,461	162,340	110,756	123,007	115,207	83,219	68,704
End of period	$200,889	$191,018	$143,425	$196,565	$162,340	$110,756	$146,546	$115,207	$83,219

Undistributed net investment income/(loss)*	$765	$2,478	$1,439	$1,437	$2,969	$2,070	$1,733	$2,922	$2,052

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through June 30, 2010. The Portfolio changed its fiscal year end from October 31 to June 30.
(2)	Formerly named Class J Shares.
(3)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.

Janus Smart Portfolios | 32

See Notes to Financial Statements.

For the eight-month fiscal period ended June 30, 2010	Janus Smart			Janus Smart			Janus Smart
and each fiscal year ended October 31	Portfolio - Growth			Portfolio - Moderate			Portfolio - Conservative
(all numbers in thousands)	2010(1)	2009	2008	2010(1)	2009	2008	2010(1)	2009	2008

Reinvested dividends and distributions
Class A Shares	3	-	N/A	32	-	N/A	12	-	N/A
Class C Shares	5	-	N/A	17	-	N/A	14	-	N/A
Class D Shares	-	N/A	N/A	-	N/A	N/A	-	N/A	N/A
Class I Shares	-	-	N/A	4	-	N/A	-	-	N/A
Class S Shares	-	-	N/A	-	-	N/A	3	-	N/A
Class T Shares(2)	3,390	3,405	8,341	3,928	3,428	5,704	3,747	2,848	2,739
Shares repurchased
Class A Shares	(65)	-	N/A	(276)	(25)	N/A	(19)	-	N/A
Class C Shares	(108)	-	N/A	(117)	-	N/A	(176)	-	N/A
Class D Shares	(16,409)	N/A	N/A	(15,002)	N/A	N/A	(12,430)	N/A	N/A
Class I Shares	(35)	-	N/A	(257)	-	N/A	(7)	-	N/A
Class S Shares	-	-	N/A	-	-	N/A	(80)	-	N/A
Class T Shares(2)	(17,302)	(32,674)	(55,867)	(11,993)	(29,732)	(49,733)	(10,511)	(31,902)	(49,465)
Shares reorganized in connection with restructuring (Note 9)
Class T Shares(2)	(187,290)	N/A	N/A	(170,506)	N/A	N/A	(121,746)	N/A	N/A
Net Increase/(Decrease) from Capital Share Transactions	8,320	17,488	51,043	33,083	28,269	34,162	29,867	17,858	35,025
Net Increase/(Decrease) in Net Assets	9,871	47,593	(33,036)	34,225	51,584	(12,251)	31,339	31,988	14,515
Net Assets:
Beginning of period	191,018	143,425	176,461	162,340	110,756	123,007	115,207	83,219	68,704
End of period	$200,889	$191,018	$143,425	$196,565	$162,340	$110,756	$146,546	$115,207	$83,219

Undistributed net investment income/(loss)*	$765	$2,478	$1,439	$1,437	$2,969	$2,070	$1,733	$2,922	$2,052

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through June 30, 2010. The Portfolio changed its fiscal year end from October 31 to June 30.
(2)	Formerly named Class J Shares.
(3)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.

33 | June 30, 2010

Financial Highlights

Class A Shares

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	Janus Smart Portfolio – Growth		Janus Smart Portfolio – Moderate		Janus Smart Portfolio – Conservative
and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.35	$9.16	$10.80	$9.68	$11.08	$10.13
Income from Investment Operations:
Net investment income/(loss)	.17	.01	.18	.02	.33	.02
Net gains/(losses) on investments (both realized and unrealized)	.14	1.18	.24	1.10	.20	.93
Total from Investment Operations	.31	1.19	.42	1.12	.53	.95
Less Distributions:
Dividends (from net investment income)*	(.19)	–	(.27)	–	(.37)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.19)	–	(.27)	–	(.37)	–
Net Asset Value, End of Period	$10.47	$10.35	$10.95	$10.80	$11.24	$11.08
Total Return**	2.96%	12.99%	3.81%	11.57%	4.75%	9.38%
Net Assets, End of Period (in thousands)	$628	$149	$1,844	$1,145	$1,173	$235
Average Net Assets for the Period (in thousands)	$343	$99	$1,676	$424	$710	$41
Ratio of Gross Expenses to Average Net Assets***(3)	0.37%	0.50%	0.40%	0.48%	0.39%	0.45%
Ratio of Net Expenses to Average Net Assets***(3)	0.37%	0.47%	0.40%	0.44%	0.39%	0.37%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.92%	0.56%	1.82%	1.43%	2.67%	2.70%
Portfolio Turnover Rate***	20%	23%	17%	19%	18%	21%

Class C Shares

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	Janus Smart Portfolio – Growth		Janus Smart Portfolio – Moderate		Janus Smart Portfolio – Conservative
and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.33	$9.16	$10.77	$9.68	$11.06	$10.13
Income from Investment Operations:
Net investment income/(loss)	.13	–	.21	.01	.32	.01
Net gains/(losses) on investments (both realized and unrealized)	.13	1.17	.15	1.08	.14	.92
Total from Investment Operations	.26	1.17	.36	1.09	.46	.93
Less Distributions:
Dividends (from net investment income)*	(.19)	–	(.25)	–	(.35)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.19)	–	(.25)	–	(.35)	–
Net Asset Value, End of Period	$10.40	$10.33	$10.88	$10.77	$11.17	$11.06
Total Return**	2.41%	12.77%	3.33%	11.26%	4.17%	9.18%
Net Assets, End of Period (in thousands)	$706	$110	$2,509	$406	$1,648	$253
Average Net Assets for the Period (in thousands)	$398	$20	$1,469	$113	$953	$54
Ratio of Gross Expenses to Average Net Assets***(3)	1.13%	1.37%	1.16%	1.26%	1.14%	1.20%
Ratio of Net Expenses to Average Net Assets***(3)	1.13%	1.26%	1.16%	1.20%	1.14%	1.13%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.27%	(0.18)%	0.87%	0.71%	1.81%	1.87%
Portfolio Turnover Rate***	20%	23%	17%	19%	18%	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Portfolio changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

34 | June 30, 2010

Class D Shares

	Janus Smart	Janus Smart	Janus Smart
For a share outstanding during the	Portfolio – Growth	Portfolio – Moderate	Portfolio – Conservative
fiscal period ended June 30, 2010	2010(1)	2010(1)	2010(1)

Net Asset Value, Beginning of Period	$10.66	$10.98	$11.13
Income from Investment Operations:
Net investment income/(loss)	.03	.06	.10
Net gains/(losses) on investments (both realized and unrealized)	(.20)	(.08)	.03
Total from Investment Operations	(.17)	(.02)	.13
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$10.49	$10.96	$11.26
Total Return**	(1.59)%	(0.18)%	1.17%
Net Assets, End of Period (in thousands)	$187,128	$180,261	$133,056
Average Net Assets for the Period (in thousands)	$199,596	$184,405	$130,396
Ratio of Gross Expenses to Average Net Assets***(2)	0.27%	0.27%	0.24%
Ratio of Net Expenses to Average Net Assets***(2)	0.27%	0.27%	0.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.71%	1.43%	2.40%
Portfolio Turnover Rate***	20%	17%	18%

Class I Shares

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	Janus Smart Portfolio – Growth		Janus Smart Portfolio – Moderate		Janus Smart Portfolio – Conservative
and the fiscal period ended October 31, 2009	2010(3)	2009(4)	2010(3)	2009(4)	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$10.37	$9.16	$10.80	$9.68	$11.10	$10.13
Income from Investment Operations:
Net investment income/(loss)	.23	–	.26	.05	.43	.02
Net gains/(losses) on investments (both realized and unrealized)	.09	1.21	.17	1.07	.10	.95
Total from Investment Operations	.32	1.21	.43	1.12	.53	.97
Less Distributions:
Dividends (from net investment income)*	(.20)	–	(.27)	–	(.37)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.20)	–	(.27)	–	(.37)	–
Net Asset Value, End of Period	$10.49	$10.37	$10.96	$10.80	$11.26	$11.10
Total Return**	3.03%	13.21%	3.96%	11.57%	4.78%	9.58%
Net Assets, End of Period (in thousands)	$1,938	$11	$1,625	$36	$545	$11
Average Net Assets for the Period (in thousands)	$1,065	$1	$757	$29	$265	$2
Ratio of Gross Expenses to Average Net Assets***(2)	0.14%	0.49%	0.16%	0.19%	0.15%	0.20%
Ratio of Net Expenses to Average Net Assets***(2)	0.13%	0.29%	0.16%	0.18%	0.14%	0.13%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.86%	1.04%	1.70%	1.72%	2.53%	2.98%
Portfolio Turnover Rate***	20%	23%	17%	19%	18%	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Period from November 1, 2009 through June 30, 2010. The Portfolio changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Smart Portfolios | 35

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	Janus Smart Portfolio – Growth		Janus Smart Portfolio – Moderate		Janus Smart Portfolio – Conservative
and the fiscal period ended October 31, 2009	2010(1)	2009(2)	2010(1)	2009(2)	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.35	$9.16	$10.78	$9.68	$11.07	$10.13
Income from Investment Operations:
Net investment income/(loss)	.15	–	.25	.01	.30	.06
Net gains/(losses) on investments (both realized and unrealized)	.14	1.19	.14	1.09	.20	.88
Total from Investment Operations	.29	1.19	.39	1.10	.50	.94
Less Distributions:
Dividends (from net investment income)*	(.19)	–	(.26)	–	(.33)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.19)	–	(.26)	–	(.33)	–
Net Asset Value, End of Period	$10.45	$10.35	$10.91	$10.78	$11.24	$11.07
Total Return**	2.73%	12.99%	3.57%	11.36%	4.48%	9.28%
Net Assets, End of Period (in thousands)	$30	$11	$58	$11	$125	$164
Average Net Assets for the Period (in thousands)	$19	$1	$26	$1	$126	$127
Ratio of Gross Expenses to Average Net Assets***(3)	0.65%	0.87%	0.66%	0.92%	0.64%	0.67%
Ratio of Net Expenses to Average Net Assets***(3)	0.65%	0.67%	0.66%	0.77%	0.64%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.68%	0.66%	1.35%	1.59%	2.47%	2.22%
Portfolio Turnover Rate***	20%	23%	17%	19%	18%	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Portfolio changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

36 | June 30, 2010

Class T Shares(1)

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	Janus Smart Portfolio – Growth
and each fiscal year or period ended October 31	2010(2)	2009	2008	2007	2006(3)

Net Asset Value, Beginning of Period	$10.36	$8.62	$13.95	$11.34	$10.00
Income from Investment Operations:
Net investment income/(loss)	.29	.26	.24	.16	.05
Net gains/(losses) on investments (both realized and unrealized)	.01	1.69	(4.93)	2.62	1.29
Total from Investment Operations	.30	1.95	(4.69)	2.78	1.34
Less Distributions:
Dividends (from net investment income)*	(.18)	(.21)	(.24)	(.13)	–
Distributions (from capital gains)*	–	–	(.40)	(.04)	–
Total Distributions	(.18)	(.21)	(.64)	(.17)	–
Net Asset Value, End of Period	$10.48	$10.36	$8.62	$13.95	$11.34
Total Return**	2.86%	23.32%	(35.15)%	24.81%	13.40%
Net Assets, End of Period (in thousands)	$10,459	$190,737	$143,425	$176,461	$66,794
Average Net Assets for the Period (in thousands)	$96,998	$154,899	$183,091	$124,708	$34,131
Ratio of Gross Expenses to Average Net Assets***(4)	0.33%	0.37%	0.25%	0.25%	0.25%
Ratio of Net Expenses to Average Net Assets***(4)	0.33%	0.36%	0.24%	0.24%	0.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.84%	2.90%	1.95%	1.32%	0.98%
Portfolio Turnover Rate***	20%	23%	55%	19%	28%

Class T Shares(1)

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	Janus Smart Portfolio – Moderate
and each fiscal year or period ended October 31	2010(2)	2009	2008	2007	2006(3)

Net Asset Value, Beginning of Period	$10.79	$9.05	$12.95	$11.04	$10.00
Income from Investment Operations:
Net investment income/(loss)	.56	.32	.31	.23	.09
Net gains/(losses) on investments (both realized and unrealized)	(.14)	1.71	(3.64)	1.86	.95
Total from Investment Operations	.42	2.03	(3.33)	2.09	1.04
Less Distributions:
Dividends (from net investment income)*	(.26)	(.29)	(.29)	(.16)	–
Distributions (from capital gains)*	–	–	(.28)	(.02)	–
Total Distributions	(.26)	(.29)	(.57)	(.18)	–
Net Asset Value, End of Period	$10.95	$10.79	$9.05	$12.95	$11.04
Total Return**	3.80%	23.19%	(26.77)%	19.16%	10.40%
Net Assets, End of Period (in thousands)	$10,268	$160,742	$110,756	$123,007	$51,266
Average Net Assets for the Period (in thousands)	$83,813	$124,910	$132,650	$87,462	$25,078
Ratio of Gross Expenses to Average Net Assets***(4)	0.30%	0.33%	0.21%	0.21%	0.21%
Ratio of Net Expenses to Average Net Assets***(4)	0.30%	0.32%	0.20%	0.20%	0.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.63%	3.48%	2.63%	2.24%	1.97%
Portfolio Turnover Rate***	17%	19%	71%	15%	16%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Class J Shares.
(2)	Period from November 1, 2009 through June 30, 2010. The Portfolio changed its fiscal year end from October 31 to June 30.
(3)	Period from December 30, 2005 (inception date) through October 31, 2006.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Smart Portfolios | 37

Financial Highlights  (continued)

Class T Shares(1)

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	Janus Smart Portfolio – Conservative
and each fiscal year or period ended October 31	2010(2)	2009	2008	2007	2006(3)

Net Asset Value, Beginning of Period	$11.09	$9.52	$12.09	$10.82	$10.00
Income from Investment Operations:
Net investment income/(loss)	.72	.38	.33	.26	.13
Net gains/(losses) on investments (both realized and unrealized)	(.20)	1.52	(2.46)	1.23	.69
Total from Investment Operations	.52	1.90	(2.13)	1.49	.82
Less Distributions:
Dividends (from net investment income)*	(.35)	(.33)	(.29)	(.20)	–
Distributions (from capital gains)*	–	–	(.15)	(.02)	–
Total Distributions	(.35)	(.33)	(.44)	(.22)	–
Net Asset Value, End of Period	$11.26	$11.09	$9.52	$12.09	$10.82
Total Return**	4.70%	20.71%	(18.26)%	13.98%	8.20%
Net Assets, End of Period (in thousands)	$9,999	$114,544	$83,219	$68,704	$19,489
Average Net Assets for the Period (in thousands)	$60,927	$90,262	$88,345	$41,512	$9,992
Ratio of Gross Expenses to Average Net Assets***(4)	0.31%	0.31%	0.17%	0.18%	0.18%
Ratio of Net Expenses to Average Net Assets***(4)	0.31%	0.30%	0.17%	0.17%	0.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.62%	4.14%	3.16%	3.04%	2.78%
Portfolio Turnover Rate***	18%	21%	90%	16%	20%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Class J Shares.
(2)	Period from November 1, 2009 through June 30, 2010. The Portfolio changed its fiscal year end from October 31 to June 30.
(3)	Period from December 30, 2005 (inception date) through October 31, 2006.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

38 | June 30, 2010

Notes to Schedules of Investments

Barclays Capital 1-3 Year U.S. Government/Credit Index	Composed of all bonds of investment grade with a maturity between one and three years.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Conservative Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Barclays Capital U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%) and the MSCI EAFE® Index (12%).

Dow Jones Wilshire 5000 Index	An index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization-weighted security returns are used and the Dow Jones Wilshire 5000 Index is considered one of the premier measures of the entire U.S. stock market.

Growth Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE® Index (25%), the Barclays Capital U.S. Aggregate Bond Index (20%) and the MSCI Emerging Markets IndexSM (5%).

Lipper Mixed-Asset Target Allocation Conservative Funds	The Lipper Mixed-Asset Target Allocation Conservative Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Conservative Funds for the respective time periods.

Lipper Mixed-Asset Target Allocation Growth Funds	The Lipper Mixed-Asset Target Allocation Growth Funds Average represents the average annual returns for all Mixed-Asset Target Allocation Growth Funds for the respective time periods.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Moderate Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays Capital U.S. Aggregate Bond Index (40%), the MSCI EAFE® Index (18%) and the MSCI Emerging Markets IndexSM(2%).

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

The following is a summary of the inputs that were used to value the Portfolios’ investments in securities and other financial instruments as of June 30, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Smart Portfolio – Growth
Mutual Funds
Equity Funds	$–	$159,476,599	$–
Fixed-Income Funds	–	41,423,608	–
Total Investments in Securities	$–	$200,900,207	$–

Janus Smart Portfolios | 39

Notes to Schedules of Investments (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Smart Portfolio – Moderate
Mutual Funds
Equity Funds	$–	$115,978,557	$–
Fixed-Income Funds	–	80,614,718	–
Total Investments in Securities	$–	$196,593,275	$–

Investments in Securities:
Janus Smart Portfolio – Conservative
Mutual Funds
Equity Funds	$–	$55,374,009	$–
Fixed-Income Funds	–	91,174,707	–
Total Investments in Securities	$–	$146,548,716	$–

40 | June 30, 2010

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate and Janus Smart Portfolio – Conservative (collectively, the “Portfolios” and individually, a “Portfolio”) are series portfolios. The Portfolios each operate as a “fund of funds,” meaning substantially all of the Portfolios’ assets will be invested in other Janus funds (the “underlying funds”). The Portfolios are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On November 1, 2009, the Portfolios changed their fiscal year end from October 31 to June 30. Accordingly, these financial statements include information for the eight-month period from November 1, 2009 to June 30, 2010. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. Each Portfolio in this report is classified as diversified, as defined in the 1940 Act.

Each Portfolio in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who held accounts directly with the Janus funds as of July 6, 2009 and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds
Each Portfolio invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. Each Portfolio has a target allocation, which is how each Portfolio’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which each Portfolio’s asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: (1) 75%-85% stocks and 15%-25% bonds and money market instruments for Janus Smart Portfolio – Growth; (2) 55%-65% stocks and 35%-45% bonds and money market instruments for Janus Smart Portfolio – Moderate; and (3) 35%-45% stocks and 55%-65% bonds and money market instruments for Janus Smart Portfolio – Conservative. A brief description of each of the underlying funds that the Portfolios may invest in are as follows.

POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN EQUITY SECURITIES
INTECH RISK-MANAGED CORE FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the S&P 500® Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED GROWTH FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Growth

Janus Smart Portfolios | 41

Notes to Financial Statements (continued)

Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED INTERNATIONAL FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Morgan Stanley Capital International (“MSCI”) EAFE® (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

INTECH RISK-MANAGED VALUE FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund’s benchmark index, which is the Russell 1000® Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH’s mathematical investment process.

JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The fund pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining investments in fixed-income securities and cash equivalents. The fund normally invests at least 25% of its assets in fixed-income senior securities. Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term investments.

JANUS CONTRARIAN FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company’s available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index.

JANUS FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies.

JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the “life sciences” relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the “life sciences” sector, which may include companies in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets. Effective July 1, 2010, the Fund changed its name to Perkins Global Value Fund.

JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The fund may have significant exposure to emerging markets.

42 | June 30, 2010

JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income. The fund pursues its investment objective by normally emphasizing investments in common stocks. The fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

JANUS INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase.

JANUS INTERNATIONAL FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Effective on or about September 15, 2010, the Fund will be liquidated. Effective June 30, 2010, the Fund no longer accepted investments by new or existing shareholders.

JANUS ORION FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Effective September 15, 2010, the Fund will change its name to Janus Global Select Fund and will implement certain strategy changes.

JANUS OVERSEAS FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The fund normally invests in securities of issuers from several different countries, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets.

JANUS RESEARCH CORE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in equity securities selected for their growth potential. Eligible equity securities in which the fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). The fund may invest in companies of any size.

JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

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Notes to Financial Statements (continued)

JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund’s initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The fund normally invests in issuers from several different countries, including the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index.

PERKINS MID CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap® Value Index.

PERKINS SMALL CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in the common stocks of small companies whose stock prices are believed to be undervalued by the fund’s portfolio managers. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000® Value Index.

POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN FIXED-INCOME SECURITIES
JANUS FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital. The fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The fund will invest at least 65% of its assets in investment-grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective. The fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The fund may at times invest all of its assets in such securities.

JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high-risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

POTENTIAL UNDERLYING FUNDS PRIMARILY UTILIZING ALTERNATIVE STRATEGIES
JANUS GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or

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real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts (“REITs”) and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund’s investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets, but will normally limit such investments to 15% of its net assets, measured at the time of purchase.

JANUS LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The fund’s portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle, and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the fund’s portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the fund’s investment policies.

The following accounting policies have been followed by the Portfolios and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
A Portfolio’s net asset value (“NAV”) is partially calculated based upon the NAV of each of the underlying funds in which the Portfolio invests on the day of valuation. The NAV for each class of an underlying fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the underlying funds traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the underlying funds’ Trustees. Short-term securities held by the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities held by the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the underlying funds are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The underlying funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the underlying funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions.

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Notes to Financial Statements (continued)

Interest income of the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the funds in the Trust. Additionally, each Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolios generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from a Portfolio may be automatically reinvested into additional shares of that Portfolio, based on the discretion of the shareholder.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolios adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Portfolios to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the eight-month fiscal period ended June 30,

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2010, the Portfolios did not have a liability for any unrecognized tax benefits. The Portfolios have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolios utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolios’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolios’ Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolios may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2010 to value the Portfolios’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolios adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”), effective June 30, 2010. This Update applies to a Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the

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Notes to Financial Statements (continued)

reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

The Portfolios recognize transfers between the levels as of the beginning of the year.

2.	Derivative Instruments

The underlying funds may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the underlying funds invest in a derivative for speculative purposes, the underlying funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The underlying funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. An underlying fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including counterparty risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, certain underlying funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, certain underlying funds may require the counterparty to post collateral if an underlying fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The underlying funds, except INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund (together, the “Risk-Managed funds”), may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The underlying funds, except the Risk-Managed funds, may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings of the underlying funds and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The underlying funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The underlying funds are

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subject to foreign currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the underlying funds’ Statements of Operations in their most recent annual or semiannual reports (if applicable).

Forward currency contracts held by the underlying funds are fully collateralized by other securities, which are denoted on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the underlying funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The underlying funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The underlying funds are subject to interest rate risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The underlying funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the underlying funds’ Statements of Assets and Liabilities in their most recent annual or semiannual reports (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the underlying funds’ Statements of Operations in their most recent annual or semiannual reports (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities of the underlying funds that are designated as collateral for market value on futures contracts are noted on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). Such collateral is in the possession of the underlying funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the underlying funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The underlying funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The underlying funds are subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The underlying funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The underlying funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The underlying funds, except the Risk-Managed funds, may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The underlying funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The underlying funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the underlying funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the underlying funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the underlying funds could result in the underlying funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid by the underlying funds.

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Notes to Financial Statements (continued)

The underlying funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the underlying funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the underlying funds and the counterparty and by having the counterparty post collateral to cover the underlying funds’ exposure to the counterparty.

Holdings of the underlying funds designated to cover outstanding written options are noted on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). Options written are reported as a liability on the underlying funds’ Statements of Assets and Liabilities as “Options written at value” in their most recent annual or semiannual reports (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the underlying funds’ Statements of Operations in their most recent annual or semiannual reports (if applicable).

The risk in writing call options is that the underlying funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the underlying funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the underlying funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the underlying funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the underlying funds may recognize due to written call options.

Other Options
In addition to the option strategies described above, certain underlying funds may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. Certain underlying funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of the underlying fund’s net assets, when combined with all other illiquid investments of the underlying fund. Certain underlying funds may use exotic options to the extent that they are consistent with the underlying fund’s investment objective and investment policies, and applicable regulations.

Certain underlying funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The underlying funds, except the Risk-Managed funds, may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The underlying funds are subject to market risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to an underlying fund. If the other party to a swap defaults, an underlying fund would risk the loss of the net amount of the payments that it contractually is

50 | June 30, 2010

entitled to receive. If an underlying fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the underlying fund and reduce the underlying fund’s total return. Swap contracts of the underlying funds are reported as an asset or liability on the underlying funds’ Statements of Assets and Liabilities in their most recent annual or semiannual reports (if applicable). Realized gains and losses of the underlying funds are reported in “Net realized gain/(loss) from swap contracts” on the underlying funds’ Statements of Operations in their most recent annual or semiannual reports (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The underlying funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The underlying funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The underlying funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the underlying funds and the counterparty and by posting of collateral by the counterparty to the underlying funds to cover the underlying funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. Certain underlying funds investing in CDXs are normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The underlying funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the underlying funds and the counterparty and by the posting of collateral to the underlying funds to cover the underlying funds’ exposure to the counterparty.

In accordance with FASB guidance, the Portfolios adopted the provisions for “Derivative and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. There were no derivatives held by the Portfolios during the eight-month period ended June 30, 2010.

3.	Other Investments and Strategies

Additional Investment Risk
The underlying funds, particularly Janus Flexible Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. The Risk-Managed funds do not intend to invest in high-yield/high-risk bonds.

Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These

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Notes to Financial Statements (continued)

events and the resulting market upheavals may have an adverse effect on the underlying funds, such as a decline in the value and liquidity of many securities held by the underlying funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in underlying fund expenses and therefore an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the underlying funds’ ability to achieve their investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Bank Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the underlying funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

Borrowing
The underlying Janus Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, Janus Long/Short Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Janus Long/Short Fund may also borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows Janus Long/Short Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by Janus Long/Short Fund involves special risk considerations that may not be associated with other funds that may only borrow for temporary or emergency purposes. Because substantially all of Janus Long/Short Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of Janus Long/Short Fund’s agreement with its lender, the NAV per share of Janus Long/Short Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if Janus Long/Short Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, Janus Long/Short Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that Janus Long/Short Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of Janus Long/Short Fund compared with what it would have been without leverage.

Counterparties
The Portfolios’ or underlying funds’ transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolios

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or underlying funds (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Portfolio or underlying fund. A Portfolio or underlying fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s or underlying fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on each respective Statement of Assets and Liabilities, if applicable.

A Portfolio or underlying fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Portfolio’s or underlying fund’s cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Portfolio or underlying fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio or underlying fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The underlying funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the underlying funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying funds bear directly in connection with their own operations.

Exchange-Traded Notes
The underlying funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the underlying funds’ total returns. The underlying funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the underlying funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the underlying funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The underlying funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The underlying funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on an underlying fund

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Notes to Financial Statements (continued)

with a small asset base. An underlying fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the underlying funds may be party to interfund lending agreements between the underlying funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing underlying fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The underlying funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. The underlying funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the underlying funds’ yield and the underlying funds’ return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in an underlying fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing an underlying fund’s sensitivity to interest changes and causing its price to decline.

Mortgage Dollar Rolls
Certain underlying funds, particularly Janus Flexible Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the underlying funds sell a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agree to repurchase a similar security (but not the same security) in the future at a predetermined price. The underlying funds will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income of the underlying funds.

The underlying funds’ obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the underlying funds maintained in a segregated account. To the extent that the underlying funds collateralize their obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the underlying funds are required to purchase may decline below the agreed upon repurchase price.

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in

54 | June 30, 2010

the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the underlying funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The underlying funds do not have the right to vote on securities while they are being lent; however, the underlying funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the underlying funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral of the underlying funds are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the underlying funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The lending fees and the underlying funds’ portion of the interest income earned on cash collateral are included on the underlying funds’ Statements of Operations in their most recent annual or semiannual reports (if applicable).

The Securities Lending Program was suspended prior to the current period and the underlying funds no longer have any securities on loan. Management continues to review the program and may resume securities lending.

Securities Traded on a To-Be-Announced Basis
Certain underlying funds, particularly Janus Flexible Bond Fund, Janus Global Real Estate Fund, Janus High-Yield Fund, Janus Long/Short Fund and Janus Short-Term Bond Fund, may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the underlying funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the underlying funds, normally 15 to 45 days later. Beginning on the date the underlying funds enter into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The underlying funds, except the Risk-Managed funds, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except the Risk-Managed funds, may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its

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Notes to Financial Statements (continued)

borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the underlying funds’ net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls (limitation not applicable to Janus Long/Short Fund). The underlying funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which an underlying fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the underlying funds are fully collateralized by other securities. The underlying funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The underlying funds pay stock loan fees on assets borrowed from the security broker.

The underlying funds may also enter into short positions through derivative instruments, such as option contracts, futures contracts, and swap agreements, which may expose the underlying funds to similar risks. To the extent that the underlying funds enter into short derivative positions, the underlying funds may be exposed to risks similar to those associated with short sales, including the risk that the underlying funds’ losses are theoretically unlimited.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Smart Portfolio-Growth	All Asset Levels	0.05
Janus Smart Portfolio-Moderate	All Asset Levels	0.05
Janus Smart Portfolio-Conservative	All Asset Levels	0.05

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolios’ and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Portfolios.

Prior to February 16, 2010, each Portfolio paid Janus Services an asset-weighted average annual fee based on the proportion of each Portfolio’s total net assets sold directly and the proportion of each Portfolio’s net assets sold through financial intermediaries for Class J Shares, the initial share class. The applicable fee rates were 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries for Class J Shares, the initial share class.

Class D Shares of the Portfolios pay an annual administrative fee of 0.12% of net assets. These administrative fees are paid by the Shares of each Portfolio for shareholder services provided by Janus Services LLC.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Portfolios for providing or procuring administrative services to investors in Class S Shares of the Portfolios. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

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Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class T Shares of each Portfolio for providing or procuring administrative services to investors in Class T Shares of the Portfolios. These administrative services fees are paid by Class T Shares of the Portfolios to Janus Services, which uses some or all of such fees to compensate intermediaries for providing these services to their customers who invest in the Portfolios. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Portfolios. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Portfolios.

Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Portfolios. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Portfolios to Janus Services, which uses such fees to reimburse intermediaries.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Portfolios. The Portfolios have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolios at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolios. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded for the difference. Refunds, if any, are included in the “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed until at least February 16, 2011 to reimburse the Portfolios by the amount, if any, that such Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing (12b-1) fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Portfolios by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Portfolio	Limit (%)

Janus Smart Portfolio-Growth	0.45
Janus Smart Portfolio-Moderate	0.39
Janus Smart Portfolio-Conservative	0.40

Janus Capital has entered into an agreement with Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital uses when determining asset class allocations for the Portfolios. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolios. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolios as unrealized appreciation/(depreciation) and is shown as of June 30, 2010 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred

Janus Smart Portfolios | 57

Notes to Financial Statements (continued)

compensation expenses for the eight-month fiscal period ended June 30, 2010 and the fiscal year ended October 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the eight-month fiscal period ended June 30, 2010 or the fiscal year ended October 31, 2009.

Certain officers of the Portfolios may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolios, except for the Portfolios’ Chief Compliance Officer. The Portfolios reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $281,992 and $357,283 was paid by the Trust during the eight-month fiscal period ended June 30, 2010 and the fiscal year ended October 31, 2009, respectively. Each Portfolio’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Portfolios. The sales charge is allocated between Janus Distributors and financial intermediaries. During the eight-month fiscal period ended June 30, 2010, Janus Distributors retained the following upfront sales charges:

Upfront
Portfolio (Class A Shares)	Sales Charge

Janus Smart Portfolio-Growth	$3,325
Janus Smart Portfolio-Moderate	4,300
Janus Smart Portfolio-Conservative	5,378

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares during the eight-month fiscal period ended June 30, 2010.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the eight-month fiscal period ended June 30, 2010, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Portfolio (Class C Shares)	Sales Charge

Janus Smart Portfolio - Growth	$291
Janus Smart Portfolio - Moderate	490
Janus Smart Portfolio - Conservative	1,160

The Portfolios’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Portfolios could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolios and the underlying funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolios and underlying funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolios and underlying funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolios’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolios to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the eight-month fiscal period ended June 30, 2010 and the fiscal year ended October 31, 2009, respectively, the Portfolios recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

58 | June 30, 2010

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/10

Janus Smart Portfolio – Growth
INTECH Risk-Managed Growth Fund – Class I Shares	91,971	$1,031,519	(251,171)	$(3,338,221)	$(523,845)	$103,607	$12,144,922
INTECH Risk-Managed Value Fund – Class I Shares	177,714	1,531,466	(484,006)	(5,482,071)	(1,327,333)	127,472	20,589,101
Janus Contrarian Fund – Class I Shares	32,063	437,029	(22,216)	(309,124)	(21,492)	7,561	5,851,249
Janus Flexible Bond Fund – Class I Shares	729,754	7,669,401	(153,937)	(1,579,926)	44,658	1,085,285	36,847,172
Janus Fund – Class I Shares	16,137	428,775	(12,515)	(332,384)	(11,716)	7,579	5,848,535
Janus Global Real Estate Fund – Class I Shares	221,993	1,813,937	(36,152)	(301,539)	(13,907)	64,766	4,995,690
Janus Growth and Income Fund – Class I Shares	20,808	603,184	(88,951)	(3,140,582)	(709,452)	75,954	9,828,753
Janus Growth and Income Fund – Class T Shares	11,391	320,031	(21,932)	(774,029)	(149,726)	21,935	–
Janus High-Yield Fund – Class I Shares	43,394	371,679	(135,751)	(1,293,027)	(138,157)	169,962	4,576,436
Janus High-Yield Fund – Class T Shares	31,046	261,485	(150,342)	(1,478,885)	(185,268)	150,827	–
Janus International Equity Fund – Class I Shares	812,867	8,346,633	(172,295)	(1,824,455)	(155,131)	130,488	34,733,319
Janus Orion Fund – Class I Shares	8,524	90,715	(6,036)	(63,987)	(3,288)	–	2,820,771
Janus Orion Fund – Class T Shares	5,174	50,875	(100,792)	(932,958)	106,739	1,192	–
Janus Overseas Fund – Class I Shares	30,601	1,348,963	(79,745)	(3,389,866)	147,806	85,359	18,046,248
Janus Research Fund – Class I Shares	17,613	453,580	(54,305)	(1,461,139)	(77,167)	–	10,502,682
Janus Research Fund – Class T Shares	12,913	311,779	(76,430)	(2,166,993)	(267,326)	32,846	–
Janus Triton Fund – Class I Shares	156,305	2,077,297	(788)	(10,466)	(128)	–	1,998,403
Janus Twenty Fund – Class D Shares	7,168	453,587	(5,130)	(327,810)	(24,333)	–	10,014,972
Janus Twenty Fund – Class T Shares	4,106	248,414	(15,675)	(958,725)	7,068	–	–
Perkins Large Cap Value Fund – Class I Shares	385,983	4,918,241	(62,359)	(806,132)	(39,113)	57,278	14,147,643
Perkins Mid Cap Value Fund – Class I Shares	8,647	181,435	(6,010)	(123,028)	(1,637)	–	4,012,843
Perkins Mid Cap Value Fund – Class T Shares	6,068	119,914	(3,629)	(72,878)	(2,514)	7,347	–
Perkins Small Cap Value Fund – Class I Shares	25,665	554,098	(8,929)	(193,504)	(1,749)	–	3,941,468

		$33,624,037		$(30,361,729)	$(3,347,011)	$2,129,458	$200,900,207

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/10

Janus Smart Portfolio – Moderate
INTECH Risk-Managed Growth Fund – Class I Shares	181,109	$2,024,867	(258,194)	$(3,336,290)	$(422,428)	$77,058	$9,208,362
INTECH Risk-Managed Value Fund – Class I Shares	373,818	3,209,754	(182,747)	(2,040,191)	(488,864)	92,174	17,755,329
Janus Flexible Bond Fund – Class I Shares	1,788,350	18,785,202	(184,875)	(1,931,121)	22,846	1,943,724	69,011,818
Janus Fund – Class I Shares	39,551	1,045,834	(10,073)	(270,401)	(10,556)	6,646	5,624,687
Janus Global Real Estate Fund – Class I Shares	169,955	1,380,982	(14,843)	(125,955)	(7,622)	40,588	3,352,467
Janus Growth and Income Fund – Class I Shares	39,642	1,148,377	(101,920)	(3,167,448)	(384,930)	69,339	8,919,578
Janus Growth and Income Fund – Class T Shares	35,899	1,012,104	(18,987)	(702,090)	(155,647)	19,144	–
Janus High-Yield Fund – Class I Shares	60,449	518,647	(207,782)	(1,944,627)	(167,425)	141,640	3,584,079
Janus High-Yield Fund – Class T Shares	64,991	548,615	(130,391)	(1,282,869)	(159,707)	131,532	–
Janus International Equity Fund – Class I Shares	521,483	5,305,294	(92,352)	(1,046,192)	(134,619)	69,952	19,015,615
Janus Orion Fund – Class I Shares	50,503	536,333	(267,253)	(2,674,612)	(25,131)	–	3,371,044
Janus Orion Fund – Class T Shares	50,331	498,217	(31,663)	(372,781)	(48,288)	1,737	–
Janus Overseas Fund – Class I Shares	64,690	2,836,449	(38,610)	(1,657,268)	41,094	65,271	16,024,913
Janus Research Fund – Class I Shares	69,408	1,738,114	(7,543)	(202,543)	(19,244)	–	9,015,675
Janus Research Fund – Class T Shares	28,093	681,725	(25,360)	(727,297)	(96,492)	19,752	–
Janus Short-Term Bond Fund – Class I Shares	260,886	803,622	(57,563)	(176,828)	556	72,031	8,018,821
Janus Short-Term Bond Fund – Class T Shares	324,659	998,129	(19,223)	(58,604)	677	55,511	–
Janus Triton Fund – Class I Shares	190,723	2,534,648	(904)	(12,008)	(179)	–	2,439,185
Janus Twenty Fund – Class D Shares	5,755	361,835	(1,514)	(97,419)	(8,727)	–	3,837,073
Janus Twenty Fund – Class T Shares	5,452	330,987	(5,607)	(341,921)	5,525	–	–
Perkins Large Cap Value Fund – Class I Shares	377,208	4,714,244	(29,487)	(386,401)	(25,489)	43,157	11,621,930
Perkins Small Cap Value Fund – Class I Shares	57,954	1,254,028	(8,218)	(179,273)	(1,774)	–	5,792,699

		$52,268,007		$(22,734,139)	$(2,086,424)	$2,849,256	$196,593,275

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/10

Janus Smart Portfolio – Conservative
INTECH Risk-Managed Growth Fund – Class I Shares	134,274	$1,488,974	(33,285)	$(428,696)	$(57,265)	$47,807	$7,195,788
INTECH Risk-Managed Value Fund – Class I Shares	244,037	2,069,250	(96,911)	(1,131,069)	(299,544)	51,611	10,147,719
Janus Contrarian Fund – Class I Shares	21,002	270,081	(303,746)	(3,553,231)	617,474	5,519	500,443
Janus Flexible Bond Fund – Class I Shares	2,045,941	21,530,716	(122,761)	(1,275,053)	21,477	2,142,412	78,007,234
Janus Fund – Class I Shares	90,164	2,399,629	(1,676)	(46,266)	(2,345)	–	2,135,214
Janus Global Real Estate Fund – Class I Shares	64,088	517,649	(3,157)	(27,035)	(1,086)	40,737	1,244,256
Janus Growth and Income Fund- Class I Shares	28,435	804,909	(71,007)	(2,257,663)	(315,568)	14,862	5,203,333

Janus Smart Portfolios | 59

Notes to Financial Statements (continued)

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/10

Janus Growth and Income Fund- Class T Shares	24,401	683,347	(12,394)	(501,921)	(142,557)	11,512	–
Janus High-Yield Fund – Class I Shares	101,621	868,262	(393,015)	(3,438,236)	(83,472)	205,436	4,352,678
Janus High-Yield Fund – Class T Shares	96,106	810,011	(19,161)	(187,438)	(22,839)	161,268	–
Janus International Equity Fund – Class I Shares	176,653	1,762,662	(35,929)	(419,551)	(54,142)	33,252	8,374,461
Janus Orion Fund – Class I Shares	43,966	456,445	(191,290)	(1,950,471)	(52,296)	–	2,517,586
Janus Orion Fund – Class T Shares	41,175	404,362	(26,458)	(313,716)	(40,924)	1,260	–
Janus Overseas Fund – Class I Shares	13,747	590,864	(14,307)	(600,308)	40,866	14,374	3,266,622
Janus Research Core Fund – Class I Shares	1,400	26,431	(1,400)	(26,431)	168	–	–
Janus Research Fund – Class I Shares	47,275	1,174,197	(2,814)	(77,113)	(6,827)	–	4,929,920
Janus Research Fund – Class T Shares	17,135	412,813	(6,429)	(188,705)	(28,583)	9,712	–
Janus Short-Term Bond Fund – Class I Shares	327,581	1,009,209	(42,759)	(132,124)	(361)	77,484	8,814,795
Janus Short-Term Bond Fund – Class T Shares	360,379	1,108,207	(7,792)	(23,866)	66	58,796	–
Janus Triton Fund – Class I Shares	138,923	1,846,264	(671)	(8,926)	(117)	–	1,776,534
Perkins Large Cap Value Fund – Class I Shares	317,799	3,946,427	(10,743)	(140,977)	(6,814)	21,704	7,268,812
Perkins Large Cap Value Fund – Class T Shares	–	–	–	–	–	–	–
Perkins Small Cap Value Fund – Class I Shares	39,768	853,592	(983)	(22,982)	(1,022)	–	813,321

		$45,034,301		$(16,751,778)	$(435,711)	$2,897,746	$146,548,716

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/09

Janus Smart Portfolio – Growth
INTECH Risk-Managed Growth Fund – Class I Shares	240,638	$1,441,434	(770,610)	$(5,988,185)	$(3,536,389)	$193,996	$13,374,464
INTECH Risk-Managed Value Fund – Class I Shares	1,007,138	5,848,785	(638,784)	(5,663,956)	(1,532,929)	570,974	22,568,379
Janus Contrarian Fund – Class I Shares	90,420	2,057,492	(3,850)	(4,945,470)	(1,593,510)	–	5,352,804
Janus Flexible Bond Fund – Class I Shares	183,096	1,362,547	(167,350)	(1,491,838)	(296,136)	1,417,349	29,852,817
Janus Global Real Estate Fund- Class I Shares	57,534	405,650	(310,855)	(3,497,788)	(1,295,678)	7,768	3,267,493
Janus Growth and Income Fund – Class J Shares	215,559	3,125,827	(134,656)	(156,633)	(9,022)	117,605	12,181,913
Janus High-Yield Fund – Class J Shares	110,220	2,032,920	(74,193)	(2,065,910)	(711,551)	664,011	6,238,910
Janus International Equity Fund – Class I Shares	26,187	1,301,584	(58,427)	(3,954,303)	(1,202,638)	420,943	28,814,429
Janus Fund – Class I Shares	26,320	851,045	(3,851)	(369,749)	(143,813)	41,621	5,720,553
Janus Orion Fund – Class J Shares	209,215	3,387,329	(23,481)	(7,286,226)	232,562	28,556	3,582,610
Janus Overseas Fund – Class I Shares	452,161	2,552,262	(8,208)	(17,579)	(2,724)	1,493,941	18,888,707
Janus Research Fund – Class J Shares	13,397	598,149	(1,923)	(316,982)	(90,496)	52,779	12,461,380
Janus Twenty Fund – Class J Shares	24,359	959,618	(58,426)	(150,571)	(722,208)	1,251	11,038,793
Perkins Large Cap Value Fund – Class I Shares	910,511	6,200,988	(12,404)	(35,310)	(4,041)	11,912	10,543,775
Perkins Mid Cap Value Fund – Class J Shares	1,170,384	6,200,761	(179,244)	(2,025,798)	(1,051,019)	8,547	3,833,899
Perkins Small Cap Value Fund – Class I Shares	11,102	1,773,851	(1,586)	(180,484)	(28,383)	25,172	3,337,106

		$40,100,242		$(38,146,782)	$(11,987,975)	$5,056,425	$191,058,032

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/09

Janus Smart Portfolio – Moderate
INTECH Risk-Managed Growth Fund – Class I Shares	267,505	$1,527,211	(373,013)	$(3,076,897)	$(1,672,077)	$120,045	$9,698,714
INTECH Risk-Managed Value Fund – Class I Shares	906,750	4,862,025	(293,759)	(2,826,359)	(960,424)	358,197	15,938,886
Janus Flexible Bond Fund – Class I Shares	131,687	3,003,757	(113,549)	(4,159,565)	(1,371,480)	2,159,247	50,441,980
Janus Global Real Estate Fund – Class I Shares	207,334	1,550,471	(122,344)	(1,050,686)	(222,205)	4,439	1,965,952
Janus Growth and Income Fund – Class J Shares	196,295	1,405,676	(40,331)	(482,060)	(243,255)	82,040	10,380,474
Janus High-Yield Fund – Class J Shares	656	15,424	(12,156)	(449,718)	(127,826)	514,388	5,277,911
Janus International Equity Fund – Class I Shares	104,069	1,932,165	(54,781)	(1,536,375)	(540,642)	239,048	15,032,408
Janus Fund – Class I Shares	503,711	1,508,381	(929)	(1,481,975)	23,144	32,170	4,878,770
Janus Orion Fund – Class J Shares	13,722	694,179	(31,594)	(1,892,088)	(475,637)	20,804	5,067,177
Janus Overseas Fund – Class I Shares	584,412	5,972,261	(36,891)	(232,521)	202,607	–	14,076,252
Janus Overseas Fund – Class J Shares	269,668	1,414,770	(2,555)	(5,137)	(664)	978,169	–
Janus Research Fund – Class J Shares	564,197	2,983,382	(54,780)	(1,715,293)	(822,643)	30,220	7,309,623
Janus Short-Term Bond Fund – Class J Shares	20,940	820,210	(928)	(307,229)	(90,518)	197,215	6,383,792
Janus Twenty Fund – Class J Shares	34,118	3,597,832	(1,516)	(2,043,487)	(555,306)	479	3,788,298
Perkins Large Cap Value Fund – Class I Shares	660,168	3,751,204	(4,269)	(11,127)	(888)	7,290	7,700,258
Perkins Small Cap Value Fund – Class I Shares	26,095	3,032,110	(1,153)	(83,009)	(9,075)	12,809	4,414,513

		$38,071,058		$(21,353,526)	$(6,866,889)	$4,756,560	$162,355,008

60 | June 30, 2010

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 10/31/09

Janus Smart Portfolio – Conservative
INTECH Risk-Managed Growth Fund – Class I Shares	182,838	$866,665	(187,389)	$(1,170,230)	$(907,647)	$74,373	$5,945,757
INTECH Risk-Managed Value Fund – Class I Shares	549,871	2,773,835	(220,766)	(2,083,753)	(693,012)	212,746	8,816,047
Janus Contrarian Fund – Class I Shares	99,754	637,551	(3,978)	(24,722)	(435)	–	3,775,770
Janus Flexible Bond Fund – Class I Shares	90,052	2,032,464	(44,977)	(1,522,073)	(532,674)	2,410,812	55,864,727
Janus Global Real Estate Fund – Class I Shares	329,781	2,043,625	(9,133)	(48,692)	(506)	1,642	704,913
Janus Growth and Income Fund – Class J Shares	90,051	1,637,798	(98,844)	(1,079,056)	(482,774)	37,220	6,164,122
Janus High-Yield Fund – Class J Shares	155,755	1,124,044	(51,099)	(607,088)	(276,394)	557,904	6,047,433
Janus International Equity Fund – Class I Shares	55,894	1,059,169	(98,843)	(546,863)	(218,518)	115,664	7,077,328
Janus Orion Fund – Class J Shares	273,263	2,051,293	(96,086)	(832,576)	(181,404)	16,281	3,645,782
Janus Overseas Fund – Class I Shares	583,458	1,752,965	(498,741)	(1,434,724)	19,785	366,515	3,096,702
Janus Research Fund – Class J Shares	40,378	795,888	(3,700)	(995,229)	(273,791)	14,989	3,550,752
Janus Short-Term Bond Fund – Class J Shares	854,770	7,254,154	(70,609)	(7,613,518)	78,718	204,210	6,778,350
Perkins Large Cap Value Fund – Class I Shares	8,291	993,351	(767)	(2,112,560)	(4,907)	4,315	3,764,413

		$25,022,802		$(20,071,084)	$(3,473,559)	$4,016,671	$115,232,096

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the eight-month fiscal period ended June 30, 2010, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Portfolio	10/31/09	Purchases	Purchases	Redemptions	Redemption	6/30/10

Janus Smart Portfolio-Growth - Class A Shares	$1,000	$–	–	$–	–	$1,000
Janus Smart Portfolio-Growth - Class C Shares	1,000	–	–	–	–	1,000
Janus Smart Portfolio-Growth - Class I Shares	11,000	–	–	–	–	11,000
Janus Smart Portfolio-Growth - Class S Shares	11,000	–	–	–	–	11,000
Janus Smart Portfolio-Moderate - Class A Shares	1,000	–	–	–	–	1,000
Janus Smart Portfolio-Moderate - Class C Shares	1,000	–	–	–	–	1,000
Janus Smart Portfolio-Moderate - Class I Shares	1,000	–	–	–	–	1,000
Janus Smart Portfolio-Moderate - Class S Shares	11,000	–	–	–	–	11,000
Janus Smart Portfolio-Conservative - Class A Shares	1,000	–	–	–	–	1,000
Janus Smart Portfolio-Conservative - Class C Shares	1,000	–	–	–	–	1,000
Janus Smart Portfolio-Conservative - Class I Shares	6,000	–	–	–	–	6,000
Janus Smart Portfolio-Conservative - Class S Shares	1,000	–	–	–	–	1,000

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolios must satisfy under the income tax regulations; (2) losses or deductions the Portfolios may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Post-October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Smart Portfolio-Growth	$770,479	$–	$(14,984,537)	$–	$(6,022)	$(6,670,890)
Janus Smart Portfolio-Moderate	1,441,835	–	(7,276,384)	–	(5,898)	1,359,187
Janus Smart Portfolio-Conservative	1,737,562	–	(4,297,764)	–	(4,396)	3,861,001

Janus Smart Portfolios | 61

Notes to Financial Statements (continued)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2010, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the eight-month fiscal period ended June 30, 2010

				Accumulated
Portfolio	June 30, 2016	June 30, 2017	June 30, 2018	Capital Losses

Janus Smart Portfolio-Growth	$(3,343,688)	$(5,645,021)	$(5,995,828)	$(14,984,537)
Janus Smart Portfolio-Moderate	(2,048,121)	(1,066,411)	(4,161,852)	(7,276,384)
Janus Smart Portfolio-Conservative	(2,173,333)	(601,361)	(1,523,070)	(4,297,764)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Smart Portfolio-Growth	$207,571,097	$8,827,777	$(15,498,667)
Janus Smart Portfolio-Moderate	195,234,088	10,451,580	(9,092,393)
Janus Smart Portfolio-Conservative	142,687,715	8,078,331	(4,217,330)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the eight-month fiscal period ended June 30, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Smart Portfolio-Growth	$3,429,327	$–	$–	$–
Janus Smart Portfolio-Moderate	4,009,936	–	–	–
Janus Smart Portfolio-Conservative	3,836,527	–	–	–

For the fiscal year ended October 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Smart Portfolio-Growth	$3,455,179	$–	$–	$–
Janus Smart Portfolio-Moderate	3,453,309	–	–	–
Janus Smart Portfolio-Conservative	2,871,473	–	–	–

62 | June 30, 2010

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolios that would have been in effect, absent the waiver of certain fees and offsets.

For the eight-month fiscal period ended June 30, 2010
and each fiscal year or period ended October 31

	Janus Smart	Janus Smart	Janus Smart
	Portfolio -	Portfolio -	Portfolio -
	Growth	Moderate	Conservative

Class A Shares
2010(1)	0.39%	0.40%	0.39%
2009(2)	0.50%	0.48%	0.45%

Class C Shares
2010(1)	1.14%	1.16%	1.14%
2009(2)	1.37%	1.26%	1.20%

Class D Shares
2010(3)	0.27%	0.27%	0.24%

Class I Shares
2010(1)	0.14%	0.16%	0.15%
2009(2)	0.49%	0.19%	0.20%

Class S Shares
2010(1)	0.65%	0.66%	0.64%
2009(2)	0.91%	0.92%	0.67%

Class T Shares(4)
2010(1)	0.33%	0.30%	0.31%
2009	0.37%	0.33%	0.33%
2008	0.26%	0.24%	0.25%
2007	0.28%	0.27%	0.36%
2006(5)	0.39%	0.42%	0.69%

(1)	Period from November 1, 2009 through June 30, 2010. The Portfolio changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from February 16, 2010 (inception date) through June 30, 2010.
(4)	Formerly named Class J Shares.
(5)	Period from December 30, 2005 (inception date) through October 31, 2006.

7.	Capital Share Transactions

	Janus Smart			Janus Smart			Janus Smart
For the eight-month fiscal period ended June 30, 2010 and	Portfolio-			Portfolio-			Portfolio-
each fiscal year ended October 31	Growth			Moderate			Conservative
(all numbers are in thousands)	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)

Transactions in Portfolio Shares – Class A Shares:
Shares sold	52	14	N/A	83	108	N/A	84	21	N/A
Reinvested dividends and distributions	–	–	N/A	3	–	N/A	1	–	N/A
Shares repurchased	(6)	–	N/A	(24)	(2)	N/A	(2)	–	N/A
Net Increase/(Decrease) in Portfolio Shares	46	14	N/A	62	106	N/A	83	21	N/A
Shares Outstanding, Beginning of Period	14	–	N/A	106	–	N/A	21	–	N/A
Shares Outstanding, End of Period	60	14	N/A	168	106	N/A	104	21	N/A
Transactions in Portfolio Shares – Class C Shares:
Shares sold	67	11	N/A	202	38	N/A	139	23	N/A
Reinvested dividends and distributions	–	–	N/A	1	–	N/A	1	–	N/A
Shares repurchased	(10)	–	N/A	(10)	–	N/A	(15)	–	N/A
Net Increase/(Decrease) in Portfolio Shares	57	11	N/A	193	38	N/A	125	23	N/A
Shares Outstanding, Beginning of Period	11	–	N/A	38	–	N/A	23	–	N/A
Shares Outstanding, End of Period	68	11	N/A	231	38	N/A	148	23	N/A

Janus Smart Portfolios | 63

Notes to Financial Statements (continued)

	Janus Smart			Janus Smart			Janus Smart
For the eight-month fiscal period ended June 30, 2010 and	Portfolio-			Portfolio-			Portfolio-
each fiscal year ended October 31	Growth			Moderate			Conservative
(all numbers are in thousands)	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)	2010(1)	2009(2)	2008(3)

Transactions in Portfolio Shares – Class D Shares:(4)
Shares sold	1,743	N/A	N/A	2,235	N/A	N/A	1,950	N/A	N/A
Shares issued in connection with restructuring (Note 9)	17,576	N/A	N/A	15,531	N/A	N/A	10,943	N/A	N/A
Reinvested dividends and distributions	–	N/A	N/A	–	N/A	N/A	–	N/A	N/A
Shares repurchased	(1,479)	N/A	N/A	(1,320)	N/A	N/A	(1,081)	N/A	N/A
Net Increase/(Decrease) in Portfolio Shares	17,840	N/A	N/A	16,446	N/A	N/A	11,812	N/A	N/A
Shares Outstanding, Beginning of Period	–	N/A	N/A	–	N/A	N/A	–	N/A	N/A
Shares Outstanding, End of Period	17,840	N/A	N/A	16,446	N/A	N/A	11,812	N/A	N/A
Transactions in Portfolio Shares – Class I Shares:
Shares sold	187	1	N/A	167	3	N/A	48	1	N/A
Reinvested dividends and distributions	–	–	N/A	–	–	N/A	–	–	N/A
Shares repurchased	(3)	–	N/A	(22)	–	N/A	(1)	–	N/A
Net Increase/(Decrease) in Portfolio Shares	184	1	N/A	145	3	N/A	47	1	N/A
Shares Outstanding, Beginning of Period	1	–	N/A	3	–	N/A	1	–	N/A
Shares Outstanding, End of Period	185	1	N/A	148	3	N/A	48	1	N/A
Transactions in Portfolio Shares – Class S Shares:
Shares sold	2	1	N/A	4	1	N/A	3	15	N/A
Reinvested dividends and distributions	–	–	N/A	–	–	N/A	–	–	N/A
Shares repurchased	–	–	N/A	–	–	N/A	(7)	–	N/A
Net Increase/(Decrease) in Portfolio Shares	2	1	N/A	4	1	N/A	(4)	15	N/A
Shares Outstanding, Beginning of Period	1	–	N/A	1	–	N/A	15	–	N/A
Shares Outstanding, End of Period	3	1	N/A	5	1	N/A	11	15	N/A
Transactions in Portfolio Shares – Class T Shares:(5)
Shares sold	1,451	5,156	8,245	2,294	5,504	6,813	2,094	4,547	7,335
Shares reorganized in connection with restructuring (Note 9)	(17,576)	N/A	N/A	(15,531)	N/A	N/A	(10,943)	N/A	N/A
Reinvested dividends and distributions	309	428	648	351	399	473	333	308	239
Shares repurchased	(1,594)	(3,807)	(4,912)	(1,071)	(3,242)	(4,554)	(928)	(3,265)	(4,514)
Net Increase/(Decrease) in Portfolio Shares	(17,410)	1,777	3,981	(13,957)	2,661	2,732	(9,444)	1,590	3,060
Shares Outstanding, Beginning of Period	18,408	16,631	12,650	14,895	12,234	9,502	10,332	8,742	5,682
Shares Outstanding, End of Period	998	18,408	16,631	938	14,895	12,234	888	10,332	8,742

(1)	Period from November 1, 2009 through June 30, 2010. The Portfolio changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(3)	Period from November 1, 2007 through October 31, 2008.
(4)	Transactions in Portfolio Shares for Class D Shares are for the period from February 16, 2010 (inception date) to June 30, 2010.
(5)	Formerly named Class J Shares.

8.	Purchases and Sales of Investment Securities

For the eight-month fiscal period ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

				Proceeds from
			Purchases of	Sales of
			Long-Term	Long-Term
	Purchases of	Proceeds from Sales	U.S. Government	U.S. Government
Portfolio	Securities	of Securities	Obligations	Obligations

Janus Smart Portfolio-Growth	$33,624,037	$27,014,718	$–	$–
Janus Smart Portfolio-Moderate	52,268,007	20,647,715	–	–
Janus Smart Portfolio-Conservative	45,034,301	16,316,067	–	–

64 | June 30, 2010

9.	Shares Issued in Connection with Restructuring

Effective February 16, 2010, Class J Shares were renamed Class T Shares and are available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus were moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares commenced operations on February 16, 2010. The shares issued in connection with the restructuring from Class J Shares to Class D Shares are reflected on the Statements of Changes in Net Assets.

10.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit Court of Appeals.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

11.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” This Accounting Standards Update will enhance and clarify existing fair value measurement disclosures. The required disclosures are effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of these Accounting Standards Updates will have on the Portfolios’ financial statement disclosures.

12.	Subsequent Events

The following name changes for the Portfolios are effective August 2, 2010:

•	Janus Smart Portfolio – Growth will change its name to Janus Growth Allocation Fund.

•	Janus Smart Portfolio – Moderate will change its name to Janus Moderate Allocation Fund.

•	Janus Smart Portfolio – Conservative will change its name to Janus Conservative Allocation Fund.

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2010 and through the date of issuance of the Portfolios’ financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Portfolios’ financial statements.

Janus Smart Portfolios | 65

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Smart Portfolio – Growth, Janus Smart Portfolio – Moderate and Janus Smart Portfolio – Conservative (three of the funds constituting the Janus Investment Fund Trust, hereafter referred to as the “Funds”) at June 30, 2010 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
August 18, 2010

66 | June 30, 2010

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolios’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolios file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolios’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Smart Portfolios | 67

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are also quoted for each Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Portfolio’s Schedule of Investments. This schedule reports the types of securities held in each Portfolio on the last day of the reporting period. Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

The Portfolios’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on underlying fund shares owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios’ liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolios’ net assets. Because the Portfolios must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolios’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Portfolios’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from underlying fund shares and interest earned from interest-bearing securities in the Portfolios.

The next section reports the expenses incurred by the Portfolios, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolios. The Portfolios will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both

68 | June 30, 2010

by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolios’ net assets during the reporting period. Changes in the Portfolios’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Portfolios’ investment performance. The Portfolios’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolios to pay the distribution. If investors reinvest their dividends, the Portfolios’ net assets will not be affected. If you compare each Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolios through purchases or withdrawals via redemptions. The Portfolios’ net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolios.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolios’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Portfolio during the reporting period. Don’t confuse this ratio with a Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio’s investments, changes in the target allocation and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Smart Portfolios | 69

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolios designated the following for the fiscal period ended June 30, 2010:

Dividends Received Deduction Percentage

Portfolio

Janus Smart Portfolio - Growth	42%
Janus Smart Portfolio - Moderate	20%
Janus Smart Portfolio - Conservative	10%

Qualified Dividend Income

Portfolio

Janus Smart Portfolio - Growth	42%
Janus Smart Portfolio - Moderate	20%
Janus Smart Portfolio - Conservative	10%

70 | June 30, 2010

Trustees and Officers (unaudited)

The Portfolios’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolios’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolios’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolios, except for the Portfolios’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

					Other Directorships
				Number of Funds in	Held by Trustee
	Positions Held	Length of	Principal Occupations	Fund Complex	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	48	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	48	Formerly, Director of Envysion, Inc. (internet technology); Lijit Networks, Inc. (internet technology); LogRhythm Inc. (software solutions); IZZE Beverages; Ancestry.com, Inc. (genealogical research website); and Trustee and Chairman of RS Investment Trust.

Janus Smart Portfolios | 71

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
				Number of Funds in	Held by Trustee
	Positions Held	Length of	Principal Occupations	Fund Complex	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	48	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Member of the Board of Governors for Argonne National Laboratory.

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	48	Trustee of PayPal Funds (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	48*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc. (RRGB); and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	48	Director of Red Robin Gourmet Burgers, Inc. (RRGB).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	48	None

*  Mr. Mullen also serves as director of Janus Capital Funds Plc (‘‘JCF”), an offshore product, consisting of 17 funds. Including JCF and the 48 funds comprising the Janus funds, Mr. Mullen oversees 65 funds.

72 | June 30, 2010

TRUSTEES (continued)

					Other Directorships
				Number of Funds in	Held by Trustee
	Positions Held	Length of	Principal Occupations	Fund Complex	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	48	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	48	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions to corporate clients).

Janus Smart Portfolios | 73

Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Daniel Scherman 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Smart Portfolio-Conservative, Janus Smart Portfolio-Growth, Janus Smart Portfolio-Moderate	12/05-Present	Senior Vice President and Chief Risk Officer of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Vice President and Director of Risk and Trading for Janus Capital (2006), and Senior Quantitative Analyst and Portfolio Manager (2001-2005) for MFS Investment Management.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

74 | June 30, 2010

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Janus Smart Portfolios | 75

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolios was held on June 10, 2010. At the meeting, the following matter was voted on and approved by the Shareholders. Each vote reported represents one dollar of net asset value held on the record date of the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal 1
To elect nine Trustees, each of whom is considered “independent.”

		Number of Votes			Percentage of Total Outstanding Votes			Percentage of Voted
Trustees	Record Date Votes	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total

Jerome S. Contro	93,164,070,144	55,991,400,493	2,811,668,991	58,803,069,484	60.100%	3.018%	63.118%	95.218%	4.782%	100.000%
William F. McCalpin	93,164,070,144	55,992,793,728	2,810,275,756	58,803,069,484	60.102%	3.016%	63.118%	95.221%	4.779%	100.000%
John W. McCarter, Jr.	93,164,070,144	55,954,311,420	2,848,758,064	58,803,069,484	60.060%	3.058%	63.118%	95.155%	4.845%	100.000%
Dennis B. Mullen	93,164,070,144	55,978,512,378	2,824,557,106	58,803,069,484	60.086%	3.032%	63.118%	95.197%	4.803%	100.000%
James T. Rothe	93,164,070,144	55,983,957,794	2,819,111,690	58,803,069,484	60.092%	3.026%	63.118%	95.206%	4.794%	100.000%
William D. Stewart	93,164,070,144	55,987,683,815	2,815,385,669	58,803,069,484	60.096%	3.022%	63.118%	95.212%	4.788%	100.000%
Martin H. Waldinger	93,164,070,144	55,947,439,881	2,855,629,603	58,803,069,484	60.053%	3.065%	63.118%	95.144%	4.856%	100.000%
Linda S. Wolf	93,164,070,144	55,983,340,411	2,819,729,073	58,803,069,484	60.091%	3.027%	63.118%	95.205%	4.795%	100.000%
John P. McGonigle	93,164,070,144	55,989,461,018	2,813,608,466	58,803,069,484	60.098%	3.020%	63.118%	95.215%	4.785%	100.000%

76 | June 30, 2010

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77

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (8/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0710-266	8-31-10 125-02-93005 09-10

2010 ANNUAL REPORT

Janus Value Funds

Perkins Large Cap Value Fund
Perkins Mid Cap Value Fund
Perkins Small Cap Value Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Value Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus Capital). You can also visit janus.com/info (or janus.com/reports if you hold Shares directly with Janus Capital). Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2010. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only); administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class L Shares, Class R Shares, Class S Shares, and Class T Shares only); administrative, networking or omnibus fees (applicable to Class A Shares, Class C Shares, and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2010 to June 30, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class L Shares, Class R Shares, Class S Shares, and Class T Shares only), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least February 16, 2011. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More

Janus Value Funds | 1

information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the Funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

2 | JUNE 30, 2010

Perkins Large Cap Value Fund (unaudited)

Fund Snapshot
We seek to outperform our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high quality, undervalued stocks with favorable reward to risk characteristics. We believe that rigorous downside analysis conducted prior to determination of upside potential helps us to mitigate losses during difficult markets and perform well in up markets.
Managed by Perkins Investment Management LLC

Performance Overview

During the eleven months ended June 30, 2010, Perkins Large Cap Value Fund’s Class I Shares returned 4.49%, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 8.07%. The overall market as measured by the S&P 500 Index rose 6.38% during the period.

Market Environment

We have been pleased to participate in the bulk of the historically strong market rebound over the last 15 months. Toward the end of the period, the macroeconomic outlook showed signs of deterioration and many of the concerns we voiced in prior communications appeared to be coming to pass. Real Gross Domestic Product (GDP) growth for the first quarter of 2010 came in at 2.7%, at the low end of expectations. Similarly, estimates for second quarter and full-year GDP have been revised down to the area of 3%. Leading economic indicators have also decelerated. Thus we are still cautious in our long-term outlook and expect the equity market to remain volatile. We were not totally surprised to see a pullback in equity markets and a pickup in volatility during the May to June period amid concerns over the European sovereign debt crisis, signs of a slowdown in China, the oil disaster in the Gulf of Mexico, and uncertainty regarding regulatory reform and government policy.

We believe consumers remain in a multiyear deleveraging cycle, which we see representing a headwind for consumer spending. Additionally, governments at all levels are running unsustainable deficits that could result in more restrained government spending and higher taxes. Thus, we believe revenue and economic growth over the next several years will likely remain below past rebound levels, which could lead to increased volatility in corporate earnings and, by extension, equity prices. U.S. Federal debt levels continue to rise, albeit at a slower pace, and fiscal deficits and government funding needs will likely lead to greater supply of U.S. Treasuries, raising the question of who will be the marginal buyer of this excess supply.

Derivatives

We often utilized equity index futures, specifically the S&P 500 E-mini contracts, in order to have market exposure as we put cash to work. As attractive risk/reward opportunities present themselves, we reduce the futures position to fund the purchase of individual stocks. The futures positions were at nominal levels at period end, as we felt comfortable with our current market exposure. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Holdings That Detracted from Performance

Energy stocks were among the worst performers amid the situation surrounding the oil disaster in the Gulf of Mexico late in the period. Two of our worst detractors were diversified integrateds Exxon Mobil Corp. and British Petroleum (BP PLC ADR). We purchased a position in BP in late April as news of the oil spill caused the shares to decline sharply. As we learned more information about the severity of the situation, the uncertainty around litigation and overall potential future cost of the cleanup efforts, we ultimately decided to exit the small position as we couldn’t quantify the downside risk in the stock. We added to our position in Exxon Mobil given its relatively limited exposure to the Gulf, strong balance sheet and recent acquisition of onshore natural gas producer XTO Energy, and believe this stock has relatively limited risk.

Within financials, INVESCO, Ltd. sold off in line with other asset managers on market weakness and outflows from equity funds. We continue to like its global platform, cost savings from the recent VanKampen transaction, which we believe should surprise to the upside, and its significant price appreciation potential compared to our view of its risk.

Holdings that Contributed to Performance

After significantly underperforming in the 2009 rally, diversified holding company Berkshire Hathaway, Inc. – Class B gained during the period, benefiting from a 50 for

Janus Value Funds | 3

Perkins Large Cap Value Fund (unaudited)

1 stock split and its inclusion in the S&P 500 Index. We continue to view Berkshire as a best-in-class insurance and reinsurance operator, which has successfully used excess cash flow to construct a portfolio of high quality diversified investments. Commercial bank PNC Financial Services Group, Inc. performed well during the period. The company remains a core holding given what we view to be its solid capital base, strong franchise and reasonable valuation.

In industrials, railroad operator Kansas City Southern rallied from depressed levels as volumes recovered quicker than expected while rail freight pricing held up. The stock has attractive assets including its East-West rail corridor, which provides the shortest route for Asian imports to the Southeast, and its Mexican subsidiary, which supports growing North-South NAFTA trade flows.

Market Outlook

We might be at a critical juncture in the economy and equity market. While we have had longer term concerns about each, they came to the fore perhaps a bit sooner than we might have expected. The historically strong S&P 500 rally of over 75% from the March 2009 closing low of 683 to the April 23, 2010 closing high of 1217 could be justified by the unexpectedly strong rebound in earnings. With the 15% price decline from the April high of 1217 to the end of June’s close of 1031, the S&P 500 was valued at just under 13x estimated 2010 consensus earnings of roughly $80 per share. This is below long-term average price-to-earnings multiples of mid teens. This is especially reasonable given extremely low interest rates which often justify higher stock valuations. Thus, we are finding many attractive individual stock opportunities.

However, as indicated above, our long-term concerns remain and, in fact, are becoming more apparent. While our base case is that GDP grows 2-3% this year and next, there is a chance that the economy is weaker and may experience a double dip decline. Government and monetary stimulus is receding and it is debatable as to whether new initiatives might be undertaken and what their effect might be. Consumer and corporate spending is restrained by high unemployment, weak real estate markets, consumer deleveraging, and restricted credit availability. Uncertainty about government policy and regulation provides another constraint. If, in fact, the economy slows and taxes rise, corporate earnings could decline. In the background, the financial system remains fragile and over $500 trillion of derivatives are outstanding.

We learned long ago that while you cannot control the markets, you can control how you approach them. Throughout the financial crisis, we followed our same time-tested investment process that traces its roots back over 40 years. We are risk sensitive, focusing first on a stock’s downside potential before we consider normalized, not maximum upside. We take a bottom-up, fundamental value approach to identify what we believe are quality companies trading at attractive valuations. By focusing on firms with solid, sustainable cash flows, strong balance sheets and attractive risk/reward characteristics, we seek to minimize capital losses in difficult markets while attempting to deliver strong absolute returns across market cycles, thereby potentially maximizing the positive effects of compounding.

Unfortunately, we feel that too often investment professionals ignore the risk side of the equation. Most portfolio managers who started in this business after 1975 have enjoyed the benefits of one of the longest running bull markets in history. Until 2007-2008, there was little need to focus on downside protection, especially in non-technology stocks. Thus, it was natural that concerns about risk had been low. What a difference a year can make.

We believe that our risk-sensitive discipline has historically helped us benefit from market rallies and achieve our goal of compounding at a greater rate than our peers and respective benchmarks over full market cycles in other strategies we manage. Given our significant concerns about long-term prospects, we think this risk sensitivity is especially appropriate now. Our consistent focus on long-term value might lead to short-term underperformance in momentum-driven markets. Thus, we prefer to err on the side of caution in an attempt to protect against downside risk. We believe firmly in this approach and demonstrate our conviction as we have significant investments along with our clients in our portfolios.

Thank you for your investment with us in Perkins Large Cap Value Fund.

4 | JUNE 30, 2010

(unaudited)

Perkins Large Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Berkshire Hathaway, Inc. – Class B	0.67%
PNC Financial Services Group, Inc.	0.48%
Kansas City Southern	0.47%
Forest Oil Corp.	0.45%
Akamai Technologies, Inc.	0.40%

5 Bottom Performers – Holdings

Contribution

Exxon Mobil Corp.	–0.64%
BP PLC (ADR)	–0.51%
INVESCO, Ltd.	–0.27%
JPMorgan Chase & Co.	–0.22%
State Street Corp.	–0.21%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Industrials	2.00%	9.83%	10.66%
Consumer Discretionary	1.23%	6.94%	10.02%
Financials	1.01%	21.72%	25.34%
Consumer Staples	0.83%	10.25%	5.58%
Materials	0.61%	3.05%	4.01%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	–0.41%	13.99%	18.27%
Telecommunication Services	–0.05%	6.17%	5.31%
Utilities	0.12%	2.21%	6.79%
Information Technology	0.28%	12.08%	5.03%
Health Care	0.60%	13.76%	8.99%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Value Funds | 5

Perkins Large Cap Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2010

Exxon Mobil Corp. Oil Companies – Integrated	2.5%
JPMorgan Chase & Co. Diversified Banking Institutions	1.9%
General Electric Co. Diversified Operations	1.7%
AT&T, Inc. Telephone – Integrated	1.7%
Berkshire Hathaway, Inc. – Class B Reinsurance	1.6%

9.4%

Asset Allocation – (% of Net Assets)
As of June 30, 2010

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2010

As of July 31, 2009

6 | JUNE 30, 2010

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2010				Expense Ratios – per the February 16, 2010 and November 27, 2009 prospectuses
	Eleven-Month
	Fiscal Period
	Ended	One	Since	Total Annual Fund	Net Annual Fund
	6/30/10	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Large Cap Value Fund – Class A Shares

NAV	4.29%	11.61%	10.65%	2.19%	1.25%

MOP	–1.71%	5.24%	6.36%

Perkins Large Cap Value Fund – Class C Shares

NAV	3.54%	10.71%	9.81%	2.90%	2.00%

CDSC	2.51%	9.61%	9.81%

Perkins Large Cap Value Fund – Class D Shares(1)	3.74%	10.95%	9.89%	2.26%	1.12%

Perkins Large Cap Value Fund – Class I Shares	4.49%	11.81%	10.93%	2.15%	1.00%

Perkins Large Cap Value Fund – Class S Shares	4.07%	11.38%	10.39%	2.32%	1.50%

Perkins Large Cap Value Fund – Class T Shares	4.32%	11.52%	10.33%	2.19%	1.25%

Russell 1000® Value Index	8.07%	16.92%	8.87%

Lipper Quartile – Class I Shares	–	3rd	2nd

Lipper Ranking – based on total returns for Large-Cap Value Funds	–	312/521	149/513

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Value Funds | 7

Perkins Large Cap Value Fund (unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The fees and expenses shown for all share classes except Class D Shares and Class T Shares were determined based on net assets as of the fiscal year ended July 31, 2009. Expense information shown for Class D Shares and Class T Shares reflects estimated annualized expenses that the Fund share classes expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009 after the reorganization of each class of Janus Adviser Perkins Large Cap Value Fund (“JAD predecessor fund”) into corresponding shares of Perkins Large Cap Value Fund. Performance shown for each class for periods prior to July 6, 2009 reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. The performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s Class I Shares. The performance shown reflects the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009 after the reorganization of the JAD predecessor fund into Perkins Large Cap Value Fund. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

8 | JUNE 30, 2010

(unaudited)

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – December 31, 2008
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$931.50	$6.23

Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$928.10	$9.75

Hypothetical (5% return before expenses)	$1,000.00	$1,014.68	$10.19

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(6/30/10)	(2/16/10 - 6/30/10)*

Actual	$1,000.00	$953.10	$4.19

Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$933.10	$4.98

Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	$5.21

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$930.80	$7.37

Hypothetical (5% return before expenses)	$1,000.00	$1,017.16	$7.70

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$932.30	$6.18

Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.46

†	Expenses are equal to the annualized expense ratio of 1.30% for Class A Shares, 2.04% for Class C Shares, 1.04% for Class I Shares, 1.54% for Class S Shares and 1.29% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to June 30, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 1.16% for Class D Shares multiplied by the average account value over the period, multiplied by 135/365 (to reflect the period); however, hypothetical expenses are multiplied by 181/365 (to reflect a one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Value Funds | 9

Perkins Large Cap Value Fund

Schedule of Investments

As of June 30, 2010

Shares or Principal Amount		Value

Common Stock – 87.5%
Aerospace and Defense – 0.4%
6,000	Rockwell Collins, Inc.	$318,780
Aerospace and Defense – Equipment – 1.2%
14,500	United Technologies Corp.	941,195
Applications Software – 1.1%
37,000	Microsoft Corp.	851,370
Automotive – Truck Parts and Equipment – Original – 0.4%
11,000	Johnson Controls, Inc.	295,570
Beverages – Non-Alcoholic – 1.7%
16,000	Coca-Cola Co.	801,920
7,700	PepsiCo, Inc.	469,315
		1,271,235
Brewery – 0.7%
12,000	Molson Coors Brewing Co. – Class B	508,320
Cable/Satellite TV – 0.7%
30,000	Comcast Corp. – Class A	521,100
Cellular Telecommunications – 1.3%
46,500	Vodafone Group PLC	961,155
Chemicals – Specialty – 0.2%
1,500	Lubrizol Corp.	120,465
Commercial Services – Finance – 0.5%
26,000	Western Union Co.	387,660
Computer Services – 0.4%
8,600	Accenture, Ltd. – Class A (U.S. Shares)	332,390
Computers – 2.4%
20,000	Hewlett-Packard Co.	865,600
7,800	International Business Machines Corp.	963,144
		1,828,744
Computers – Memory Devices – 0.8%
34,100	EMC Corp.*	624,030
Consumer Products – Miscellaneous – 0.4%
5,000	Kimberly-Clark Corp.	303,150
Cosmetics and Toiletries – 0.8%
10,000	Procter & Gamble Co.	599,800
Diversified Banking Institutions – 4.6%
64,000	Bank of America Corp.**	919,680
4,500	Goldman Sachs Group, Inc.	590,715
10,500	HSBC Holdings PLC	478,695
40,000	JPMorgan Chase & Co.**	1,464,400
		3,453,490
Diversified Operations – 4.6%
7,500	3M Co.	592,425
89,000	General Electric Co.**	1,283,380
16,000	Illinois Tool Works, Inc.	660,480
27,000	Tyco International, Ltd. (U.S. Shares)**	951,210
		3,487,495
Electric – Integrated – 1.2%
8,100	Entergy Corp.	580,122
11,500	Public Service Enterprise Group, Inc.	360,295
		940,417
Electronic Components – Semiconductors – 1.1%
41,500	Intel Corp.	807,175
Engineering – Research and Development Services – 1.1%
14,000	KBR, Inc.	284,760
14,600	URS Corp.*	574,510
		859,270
Entertainment Software – 0.6%
28,500	Activision Blizzard, Inc.	298,965
9,000	Electronic Arts, Inc.*	129,600
		428,565
Fiduciary Banks – 0.7%
15,000	State Street Corp.	507,300
Finance – Credit Card – 1.1%
59,000	Discover Financial Services	824,820
Food – Miscellaneous/Diversified – 0.9%
5,000	Kellogg Co.*	251,500
17,000	Unilever PLC (ADR)	454,410
		705,910
Food – Retail – 1.4%
37,000	Kroger Co.	728,530
17,000	Safeway, Inc.	334,220
		1,062,750
Forestry – 0.4%
8,200	Weyerhaeuser Co.	288,640
Gold Mining – 1.5%
26,200	Goldcorp, Inc. (U.S. Shares)**	1,148,870
Instruments – Scientific – 1.0%
16,000	Thermo Fisher Scientific, Inc.*	784,800
Insurance Brokers – 1.0%
19,400	AON Corp.	720,128
Internet Security – 0.9%
49,000	Symantec Corp.*	680,120
Investment Management and Advisory Services – 3.2%
25,000	Ameriprise Financial, Inc.	903,250
8,000	Franklin Resources, Inc.	689,520
49,000	Invesco, Ltd.	824,670
		2,417,440
Machinery – Farm – 0.4%
6,000	Deere & Co.	334,080
Medical – Biomedical and Genetic – 1.1%
11,000	Amgen, Inc.*	578,600
5,100	Genzyme Corp.*	258,927
		837,527
Medical – Drugs – 3.5%
18,400	Abbott Laboratories	860,752
21,700	Eli Lilly & Co.	726,950
75,000	Pfizer, Inc.	1,069,500
		2,657,202
Medical – HMO – 0.5%
8,000	WellPoint, Inc.*	391,440
Medical – Wholesale Drug Distributors – 0.5%
5,500	McKesson Corp.	369,380

See Notes to Schedules of Investments and Financial Statements.

10 | JUNE 30, 2010

Schedule of Investments

As of June 30, 2010

Shares or Principal Amount		Value

Medical Instruments – 1.8%
6,000	Beckman Coulter, Inc.	$361,740
11,000	Medtronic, Inc.	398,970
15,700	St. Jude Medical, Inc.*	566,613
		1,327,323
Medical Labs and Testing Services – 0.8%
8,000	Laboratory Corp. of America Holdings*	602,800
Medical Products – 2.8%
9,600	Becton, Dickinson and Co.	649,152
12,500	Covidien PLC (U.S. Shares)	502,250
12,000	Johnson & Johnson	708,720
5,500	Zimmer Holdings, Inc.*	297,275
		2,157,397
Metal – Copper – 0.7%
9,000	Freeport-McMoRan Copper & Gold, Inc. – Class B	532,170
Multi-Line Insurance – 1.2%
32,000	Allstate Corp.**	919,360
Multimedia – 1.5%
33,800	News Corp. – Class A	404,248
12,000	Time Warner, Inc.	346,920
13,000	Viacom, Inc. – Class B	407,810
		1,158,978
Networking Products – 1.1%
39,000	Cisco Systems, Inc.*	831,090
Oil – Field Services – 0.5%
7,000	Schlumberger, Ltd. (U.S. Shares)	387,380
Oil Companies – Exploration and Production – 5.9%
10,000	Anadarko Petroleum Corp.**	360,900
4,100	Apache Corp.	345,179
8,800	Comstock Resources, Inc.*	243,936
9,000	Devon Energy Corp.	548,280
7,700	EQT Corp.	278,278
7,000	Forest Oil Corp.*	191,520
11,000	Noble Energy, Inc.**	663,630
9,700	Occidental Petroleum Corp.	748,355
10,000	Questar Corp.	454,900
8,000	Southwestern Energy Co.*	309,120
8,200	Ultra Petroleum Corp. (U.S. Shares)*	362,850
		4,506,948
Oil Companies – Integrated – 3.7%
32,700	Exxon Mobil Corp.**	1,866,189
18,500	Hess Corp.**	931,290
		2,797,479
Oil Field Machinery and Equipment – 0.7%
15,500	National Oilwell Varco, Inc.	512,585
Pipelines – 0.3%
3,600	Plains All American Pipeline L.P.	211,320
Property and Casualty Insurance – 1.2%
18,200	Chubb Corp.**	910,182
Reinsurance – 2.8%
15,000	Berkshire Hathaway, Inc. – Class B*	1,195,350
7,000	Everest Re Group, Ltd.	495,040
5,700	PartnerRe, Ltd.	399,798
		2,090,188
REIT – Apartments – 0.2%
4,000	Equity Residential	166,560
REIT – Regional Malls – 0.3%
2,712	Simon Property Group, Inc.	218,994
REIT – Storage – 0.3%
3,000	Public Storage	263,730
Retail – Apparel and Shoe – 0.9%
33,500	Gap, Inc.	651,910
Retail – Building Products – 0.6%
22,000	Lowe’s Cos., Inc.	449,240
Retail – Discount – 1.8%
6,200	Target Corp.	304,854
22,600	Wal-Mart Stores, Inc.**	1,086,382
		1,391,236
Retail – Drug Store – 0.8%
19,500	CVS Caremark Corp.	571,740
Retail – Major Department Stores – 0.3%
5,500	TJX Cos., Inc.	230,725
Retail – Regional Department Stores – 0.5%
7,500	Kohl’s Corp.*	356,250
Retail – Restaurants – 0.8%
9,500	McDonald’s Corp.	625,765
Savings/Loan/Thrifts – 0.5%
28,000	People’s United Financial, Inc.	378,000
Semiconductor Equipment – 0.9%
55,400	Applied Materials, Inc.	665,908
Super-Regional Banks – 4.4%
18,400	PNC Financial Services Group, Inc.	1,039,600
52,800	U.S. Bancorp**	1,180,080
44,000	Wells Fargo & Co.	1,126,400
		3,346,080
Telephone – Integrated – 3.3%
53,000	AT&T, Inc.**	1,282,070
18,000	CenturyTel, Inc.	599,580
21,500	Verizon Communications, Inc.**	602,430
		2,484,080
Tobacco – 0.3%
4,500	Philip Morris International, Inc.	206,280
Tools – Hand Held – 0.3%
5,500	Snap-On, Inc.	225,005
Transportation – Railroad – 0.7%
11,700	Kansas City Southern*	425,295
1,900	Union Pacific Corp.	132,069
		557,364
Wireless Equipment – 0.8%
19,500	QUALCOMM, Inc.	640,380
X-Ray Equipment – 0.5%
28,500	Hologic, Inc.*	397,005

Total Common Stock (cost $67,111,839)		66,343,235

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 11

Perkins Large Cap Value Fund

Schedule of Investments

As of June 30, 2010

Shares or Principal Amount		Value

Repurchase Agreement – 13.7%
$10,400,000	RBC Capital Markets Corp. 0.1000% dated 6/30/10, maturing 7/1/10 to be repurchased at $10,400,029 collateralized by $14,519,019 in U.S. Government Agencies 0.0000%-10.0000%, 10/15/19-6/1/40 with a value of $10,608,000 (cost $10,400,000)	$10,400,000

Total Investments (total cost $77,511,839) – 101.2%		76,743,235

Liabilities, net of Cash, Receivables and Other Assets – (1.2)%		(917,725)

Net Assets – 100%		$75,825,510

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$1,719,508	2.2%
Canada	1,511,720	2.0%
Ireland	834,640	1.1%
Netherlands Antilles	387,380	0.5%
Switzerland	951,210	1.2%
United Kingdom	1,894,260	2.5%
United States††	69,444,517	90.5%

Total	$76,743,235	100.0%

††	Includes Cash Equivalents (76.9% excluding Cash Equivalents).

Financial Futures – Long
33 Contracts	S&P 500® (E-mini) expires September 2010 principal amount $1,866,327 value $1,693,890 cumulative depreciation	$(172,437)

See Notes to Schedules of Investments and Financial Statements.

12 | JUNE 30, 2010

Perkins Mid Cap Value Fund (unaudited)

Fund Snapshot
We seek to outperform our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high quality, undervalued stocks with favorable reward to risk characteristics. We believe that rigorous downside analysis conducted prior to determination of upside potential helps us to mitigate losses during difficult markets and perform well in up markets.
Managed by Perkins Investment Management LLC

Performance Overview

During the eight months ended June 30, 2010, Perkins Mid Cap Value Fund’s Class T Shares returned 2.27%, underperforming the Fund’s benchmark, the Russell Midcap Value Index, which returned 9.50%. The market was strong until late April and then declined in May and June.

Economic Environment

We have been pleased to participate in the bulk of the historically strong market rebound over the last 15 months. During the eight-month period, the macroeconomic outlook showed signs of deterioration and many of the concerns we voiced in prior communications appeared to be coming to pass. First quarter real Gross Domestic Product (GDP) growth came in at 2.7%, at the low end of expectations. Similarly, estimates for second quarter and full-year GDP have been revised down to the area of 3%. Leading economic indicators have also decelerated. Thus we are still cautious in our long-term outlook and expect the equity market to remain volatile. We were not totally surprised to see a pullback in equity markets and a pickup in volatility during the May to June period amid concerns over the European sovereign debt crisis, signs of a slowdown in China, the oil disaster in the Gulf of Mexico, and uncertainty regarding regulatory reform and government policy.

We believe consumers remain in a multi-year deleveraging cycle, which we see representing a headwind for consumer spending. Additionally, governments at all levels are running unsustainable deficits that could result in more restrained government spending and higher taxes. Thus, we believe revenue and economic growth over the next several years will likely remain below past rebound levels, which could lead to increased volatility in corporate earnings and, by extension, equity prices. U.S. Federal debt levels continue to rise, albeit at a slower pace, and fiscal deficits and government funding needs will likely lead to greater supply of U.S. Treasuries, raising the question of who will be the marginal buyer of this excess supply.

Investment Approach, Performance and Positioning

Our holdings within financials, consumer staples and energy weighed on relative results while stock selection in industrials and materials were additive to comparable returns. Cash and our small investment in puts inhibited our results through April, but mitigated the May and June decline.

In terms of sector positioning, the relative exposures remained as they have for some time. We continue to find attractive risk/reward opportunities in the health care sector. We like the strong long-term demographic trends, consistent earnings growth (despite the uncertainty of health-care reform) and below-average valuations this group provides. We also continue to see value in the technology sector. In particular, we are finding value in high quality, lower beta companies that are not typically as dependent on the consumer, but have exposure to the ongoing capital spending cycle at the enterprise level. These companies generally have little or no debt, significant free cash flow and sell at mid-teens price-to–earnings (P/E) multiples. Based on our risk/reward targets, the larger end of the capitalization spectrum continues to be most attractive to us as many of these stocks have less price risk in our view. Said another way larger cap stocks trade at lower P/E multiples than smaller cap stocks whereas normally they trade at a premium.

Derivatives

Small investments in index put options were maintained during the period for hedging purposes. We believe including this type of investment is consistent with our sensitivity to the need to preserve capital and our objective of continuing to provide steady, above average long-term investment returns on both an absolute and relative basis. (Please see “Notes to Financial Statements” for a discussion of derivatives used by the Fund.)

Janus Value Funds | 13

Perkins Mid Cap Value Fund (unaudited)

Holdings That Detracted from Performance

Energy stocks were among the worst performers as the situation surrounding the oil disaster in the Gulf of Mexico intensified mid-period. Two of our biggest detractors were oil and gas exploration and production company Anadarko Petroleum Corp. and offshore driller Transocean, Ltd., both of which have involvement with the BP property. While both stocks have declined significantly and we don’t think they were the main culprits of the disaster, we decided to reduce our positions, trimming Anadarko and eliminating Transocean, as we were unable to quantify the downside risk given the uncertainty around potential litigation and overall future cost of the cleanup efforts. This is an example of our primary focus on absolute downside price risk if long-term (not short-term) fundamentals appear to deteriorate.

Within financials, INVESCO, Ltd. sold off in line with other asset managers on market weakness and outflows from equity funds. We continue to like its global platform, cost savings from the recent VanKampen transaction, which we believe should surprise to the upside, and its significant price appreciation potential compared to our view of its risk.

Holdings That Contributed to Performance

In industrials, railroad operator Kansas City Southern rallied from depressed levels as volumes recovered quicker than expected while rail freight pricing held up. The stock has been a core holding given its attractive assets including its East-West rail corridor, which provides the shortest route for Asian imports to the Southeast, and its Mexican subsidiary, which supports growing North-South NAFTA trade flows.

While energy was a challenging sector for the period, there were some bright spots. Specifically, exploration and production operator Forest Oil Corp. outperformed as it has no Gulf of Mexico exposure and continued to improve its balance sheet while delivering consistent production growth. Within materials, gold producer Goldcorp, Inc. gained as gold prices rallied on European sovereign debt concerns. The stock has been a long-term holding given what we view are its low cost production profile, low geopolitical risk, and strong production growth potential over the next few years.

Market Outlook

We might be at a critical juncture in the economy and equity market. While we have had longer term concerns about each, they came to the fore perhaps a bit sooner than we might have expected. The historically strong S&P 500 rally of over 75% from the March 2009 closing low of 683 to the April 23, 2010 closing high of 1217 could be justified by the unexpectedly strong rebound in earnings. With the 15% price decline from the April high of 1217 to the end of June’s close of 1031, the S&P 500 was valued at just under 13x estimated 2010 consensus earnings of roughly $80 per share. This is below long-term average price-to-earnings multiples of mid teens. Thus, we are finding more attractive individual stock opportunities.

However, as indicated above, our long-term concerns remain and, in fact, are becoming more apparent. While our base case is that GDP grows 2-3% this year and next, there is a chance that the economy is weaker and may experience a double dip decline. Government and monetary stimulus is receding and it is debatable as to whether new initiatives might be undertaken and what their effect might be. Consumer and corporate spending is restrained by high unemployment, weak real estate markets, consumer deleveraging, and restricted credit availability. Uncertainty about government policy and regulation provides another constraint. If, in fact, the economy slows and taxes rise, corporate earnings could decline. In the background, the financial system remains fragile and over $500 trillion of derivatives are outstanding. It is because of this potentially volatile environment that we retain our small investment in put options that we believe provide some cushion in the case of severe market decline.

We learned long ago that while you cannot control the markets, you can control how you approach them. Throughout the financial crisis, we followed our same time-tested investment process that traces its roots back over 40 years. We are risk sensitive, focusing first on a stock’s downside potential before we consider normalized, not maximum, upside. We take a bottom-up, fundamental value approach to identify what we believe are quality companies trading at attractive valuations. By focusing on firms with solid, sustainable cash flows, strong balance sheets and attractive risk/reward characteristics, we seek to minimize capital losses in difficult markets while attempting to deliver strong absolute returns across market cycles, thereby potentially maximizing the positive effects of compounding.

Unfortunately, we feel that too often investment professionals ignore the risk side of the equation. Most portfolio managers who started in this business after 1975 have enjoyed the benefits of one of the longest running bull markets in history. Until 2007-2008, there was little need to focus on downside protection, especially

14 | JUNE 30, 2010

(unaudited)

in non-technology stocks. Thus, it is natural that concerns about risk had been low. What a difference a year can make.

Our risk-sensitive discipline has historically helped us benefit from market rallies and achieve our goal of compounding at a greater rate than our peers and respective benchmarks over full market cycles. Given our significant concerns about long-term prospects, we think this risk sensitivity is especially appropriate now. Our consistent focus on long-term value might lead to short-term underperformance in momentum-driven markets. We have experienced this recently and at other times in the past, but it has not kept us from long-term outperformance. As an illustration of the power of compounding, despite trailing this past year’s market rebound, we have outperformed over the last three years and longer periods because of our lesser losses in 2008 and early 2009. Thus, we prefer to err on the side of caution in an attempt to protect against downside risk. We believe firmly in this approach and demonstrate our conviction as we have significant investments along with our clients in our portfolios.

Thank you for your investment in Perkins Mid Cap Value Fund.

Perkins Mid Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Kansas City Southern	0.56%
Forest Oil Corp.	0.46%
Goldcorp, Inc. (U.S. Shares)	0.30%
Berkshire Hathaway, Inc. – Class B	0.30%
Akamai Technologies, Inc.	0.29%

5 Bottom Performers – Holdings

Contribution

Anadarko Petroleum Corp.	–0.37%
Transocean, Ltd. (U.S. Shares)	–0.28%
INVESCO, Ltd.	–0.27%
Everest Re Group, Ltd.	–0.27%
American Eagle Outfitters, Inc.	–0.24%

5 Top Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Industrials	1.52%	11.98%	10.66%
Financials	1.25%	22.46%	28.52%
Materials	0.83%	5.70%	7.76%
Health Care	0.75%	12.11%	4.20%
Consumer Discretionary	0.57%	11.26%	13.13%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	–0.51%	11.28%	9.02%
Consumer Staples	–0.31%	7.98%	6.37%
Information Technology	–0.15%	11.89%	6.74%
Utilities	0.06%	3.54%	11.13%
Telecommunication Services	0.12%	1.80%	2.47%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Value Funds | 15

Perkins Mid Cap Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2010

Goldcorp, Inc. (U.S. Shares) Gold Mining	1.5%
Ameriprise Financial, Inc. Investment Management and Advisory Services	1.3%
Laboratory Corp. of America Holdings Medical Labs and Testing Services	1.2%
Discover Financial Services Finance – Credit Card	1.2%
Wal-Mart Stores, Inc. Retail – Discount	1.2%

6.4%

Asset Allocation – (% of Net Assets)
As of June 30, 2010

Emerging markets comprised 0.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2010

As of October 31, 2009

16 | JUNE 30, 2010

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2010						Expense Ratios – per the February 16, 2010 prospectuses
	Eight-Month
	Fiscal Period
	Ended	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	6/30/10	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Mid Cap Value Fund – Class A Shares

NAV	2.17%	16.03%	3.68%	9.80%	11.77%	1.32%	1.25%

MOP	–3.72%	9.36%	2.46%	9.15%	11.22%

Perkins Mid Cap Value Fund – Class C Shares

NAV	1.66%	14.85%	2.92%	9.04%	11.08%	2.05%	2.00%

CDSC	0.65%	13.70%	2.92%	9.04%	11.08%

Perkins Mid Cap Value Fund – Class D Shares(1)	2.27%	16.29%	3.90%	9.97%	11.92%	0.95%	0.95%

Perkins Mid Cap Value Fund – Class I Shares	2.40%	16.29%	3.90%	9.97%	11.92%	0.86%	0.86%

Perkins Mid Cap Value Fund – Class L Shares(1)	2.41%	16.48%	4.09%	10.15%	12.07%	1.08%	1.08%

Perkins Mid Cap Value Fund – Class R Shares	1.93%	15.49%	3.29%	9.42%	11.45%	1.58%	1.58%

Perkins Mid Cap Value Fund – Class S Shares	2.09%	15.90%	3.56%	9.68%	11.67%	1.33%	1.33%

Perkins Mid Cap Value Fund – Class T Shares	2.27%	16.29%	3.90%	9.97%	11.92%	1.08%	1.08%

Russell Midcap® Value Index	9.50%	28.91%	0.71%	7.55%	6.76%

Lipper Quartile – Class T Shares	–	4th	1st	1st	1st

Lipper Ranking – based on total returns for Mid-Cap Value Funds	–	168/190	9/134	2/55	1/42

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

See important disclosures on the next page.

Janus Value Funds | 17

Perkins Mid Cap Value Fund (unaudited)

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class L Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Janus Services LLC has agreed to waive all or a portion of the administrative fee applicable to the Fund’s Class L Shares. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services LLC or Janus Capital without prior notification to shareholders. Total returns shown include fee waivers, if any, and without such waivers, the total returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trust (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Due to certain investment strategies, the Fund may have increased position in cash.

Effective February 16, 2010, the Fund’s Class J Shares were renamed Class T Shares.

Effective February 16, 2010, the Fund’s Class J Shares accounts held directly with Janus were moved into the newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for each class reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s Class J Shares), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers. If each share class of the Fund had been

18 | JUNE 30, 2010

(unaudited)

available during periods prior to July 6, 2009, the performance shown for each respective share class may have been different. The performance shown for periods following the Fund’s commencement of each class reflects the fees and expenses of each respective class, net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares). For the periods prior to April 21, 2003, the performance shown for Class D Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s Class J Shares). If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s Class J Shares), calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

The performance shown for Class L Shares for periods following April 21, 2003, reflects the fees and expenses of Class L Shares (formerly named Institutional Shares), net of any fee and expense limitations or waivers. The performance shown for Class L Shares for the periods from May 17, 2002 to April 17, 2003, reflects the historical performance of Berger Mid Cap Value Fund — Institutional Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Institutional Shares into the Fund’s Class L Shares). For the periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares.

The performance shown for Class T Shares for periods following April 21, 2003, reflects the fees and expenses of Class T Shares (formerly named Class J Shares), net of any fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class T Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s Class J Shares).

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

August 13, 1998 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – August 12, 1998
(1)	Closed to new investors.

Janus Value Funds | 19

Perkins Mid Cap Value Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$961.60	$5.74

Hypothetical (5% return before expenses)	$1,000.00	$1,018.94	$5.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$958.50	$9.37

Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$9.64

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(6/30/10)	(2/16/10 - 6/30/10)*

Actual	$1,000.00	$976.40	$3.40

Hypothetical (5% return before expenses)	$1,000.00	$1,020.18	$4.66

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$963.10	$4.14

Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class L Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$962.90	$3.65

Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$960.10	$7.39

Hypothetical (5% return before expenses)	$1,000.00	$1,017.26	$7.60

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$961.10	$6.18

Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares**	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$962.60	$5.01

Hypothetical (5% return before expenses)	$1,000.00	$1,019.69	$5.16

†	Expenses are equal to the annualized expense ratio of 1.18% for Class A Shares, 1.93% for Class C Shares, 0.85% for Class I Shares, 0.75% for Class L Shares, 1.52% for Class R Shares, 1.27% for Class S Shares and 1.03% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to June 30, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.93% for Class D Shares multiplied by the average account value over the period, multiplied by 135/365 (to reflect the period); however, hypothetical expenses are multiplied by 181/365 (to reflect a one-half year period). Expenses include effect of contractual waivers by Janus Capital.
**	Formerly named Class J Shares.

20 | JUNE 30, 2010

Perkins Mid Cap Value Fund

Schedule of Investments

As of June 30, 2010

Shares/Principal/Contract Amounts		Value

Common Stock – 89.5%
Aerospace and Defense – 0.6%
1,250,000	Rockwell Collins, Inc.	$66,412,500
Apparel Manufacturers – 0.3%
500,000	VF Corp.	35,590,000
Automotive – Truck Parts and Equipment – Original – 0.3%
1,253,600	Johnson Controls, Inc.	33,684,232
Brewery – 1.0%
2,900,000	Molson Coors Brewing Co. – Class B	122,844,000
Building – Residential and Commercial – 1.3%
3,200,000	KB Home	35,200,000
1,500,000	Lennar Corp. – Class A	20,865,000
874,671	M.D.C. Holdings, Inc.	23,572,383
5,300,000	Pulte Homes, Inc.*	43,884,000
2,100,000	Ryland Group, Inc.	33,222,000
		156,743,383
Cable/Satellite TV – 0.2%
1,533,000	Comcast Corp. – Class A	26,628,210
Chemicals – Diversified – 0.8%
1,600,571	FMC Corp.	91,920,793
Chemicals – Specialty – 0.3%
500,000	Lubrizol Corp.	40,155,000
Commercial Banks – 0.9%
1,406,133	Bank of Hawaii Corp.	67,986,531
1,400,000	BB&T Corp.	36,834,000
		104,820,531
Commercial Services – Finance – 1.8%
2,137,111	Global Payments, Inc.	78,090,036
4,100,000	H&R Block, Inc.	64,329,000
4,800,000	Western Union Co.	71,568,000
		213,987,036
Computer Services – 0.8%
1,250,000	Accenture, Ltd. – Class A (U.S. Shares)	48,312,500
2,600,000	SRA International, Inc.*,£	51,142,000
		99,454,500
Computers – 0.6%
1,750,500	Hewlett-Packard Co.	75,761,640
Computers – Integrated Systems – 1.4%
3,150,000	Diebold, Inc.	85,837,500
1,700,000	Jack Henry & Associates, Inc.	40,596,000
2,900,000	NCR Corp.*	35,148,000
		161,581,500
Computers – Memory Devices – 0.7%
4,800,100	EMC Corp.*	87,841,830
Consumer Products – Miscellaneous – 0.8%
981,000	Fortune Brands, Inc.	38,435,580
829,500	Kimberly-Clark Corp.	50,292,585
		88,728,165
Containers – Metal and Glass – 0.9%
2,100,000	Ball Corp.	110,943,000
Containers – Paper and Plastic – 1.2%
3,400,000	Pactiv Corp.*	94,690,000
2,000,242	Temple-Inland, Inc.	41,345,002
		136,035,002
Distribution/Wholesale – 0.3%
397,365	W.W. Grainger, Inc.	39,517,949
Diversified Banking Institutions – 0.6%
1,650,000	HSBC Holdings PLC	75,223,500
Diversified Operations – 1.1%
3,800,567	Tyco International, Ltd. (U.S. Shares)	133,893,975
Electric – Integrated – 1.3%
1,241,900	Entergy Corp.	88,944,878
900,000	PPL Corp.	22,455,000
1,272,700	Public Service Enterprise Group, Inc.	39,873,691
		151,273,569
Electronic Components – Miscellaneous – 0.4%
1,600,000	Garmin, Ltd.	46,688,000
Electronic Components – Semiconductors – 1.6%
7,100,000	Intersil Corp. – Class A£	85,981,000
3,050,200	QLogic Corp.*	50,694,324
3,300,000	Semtech Corp.*,£	54,021,000
		190,696,324
Electronic Connectors – 0.6%
1,900,000	Thomas & Betts Corp.*	65,930,000
Electronic Parts Distributors – 0.7%
2,300,000	Tech Data Corp.*	81,926,000
Engineering – Research and Development Services – 2.9%
2,200,000	Jacobs Engineering Group, Inc.*	80,168,000
3,900,000	KBR, Inc.	79,326,000
2,400,000	McDermott International, Inc. (U.S. Shares)*	51,984,000
3,400,000	URS Corp.*	133,790,000
		345,268,000
Entertainment Software – 0.3%
2,100,000	Electronic Arts, Inc.*	30,240,000
Fiduciary Banks – 0.5%
1,900,000	State Street Corp.	64,258,000
Finance – Credit Card – 1.2%
10,000,000	Discover Financial Services	139,800,000
Finance – Investment Bankers/Brokers – 0.5%
2,400,212	Raymond James Financial, Inc.	59,261,234
Food – Baking – 0.5%
2,550,000	Flowers Foods, Inc.	62,296,500
Food – Miscellaneous/Diversified – 1.3%
1,200,000	General Mills, Inc.	42,624,000
1,173,100	Kellogg Co.*	59,006,930
1,700,000	Unilever PLC (ADR)	45,441,000
		147,071,930
Food – Retail – 1.1%
6,650,000	Kroger Co.	130,938,500
Footwear and Related Apparel – 0.1%
400,878	Wolverine World Wide, Inc.	10,110,143

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 21

Perkins Mid Cap Value Fund

Schedule of Investments

As of June 30, 2010

Shares/Principal/Contract Amounts		Value

Forestry – 1.1%
2,267,100	Potlatch Corp.£	$81,003,483
1,400,000	Weyerhaeuser Co.	49,280,000
		130,283,483
Gold Mining – 1.5%
4,000,000	Goldcorp, Inc. (U.S. Shares)	175,400,000
Instruments – Scientific – 1.5%
2,950,000	PerkinElmer, Inc.	60,976,500
2,300,000	Thermo Fisher Scientific, Inc.*	112,815,000
		173,791,500
Insurance Brokers – 1.1%
2,950,110	AON Corp.	109,508,083
777,423	Brown & Brown, Inc.	14,879,876
		124,387,959
Internet Security – 1.0%
1,100,000	McAfee, Inc.*	33,792,000
6,000,000	Symantec Corp.*	83,280,000
		117,072,000
Intimate Apparel – 0.3%
1,085,240	The Warnaco Group, Inc.*	39,220,574
Investment Management and Advisory Services – 2.7%
1,300,000	AllianceBernstein Holding L.P.	33,592,000
4,200,000	Ameriprise Financial, Inc.	151,746,000
7,700,030	INVESCO, Ltd.	129,591,505
		314,929,505
Life and Health Insurance – 0.5%
2,200,000	Lincoln National Corp.	53,438,000
Machinery – Farm – 0.8%
1,600,000	Deere & Co.	89,088,000
Machinery – General Industrial – 0.1%
300,000	IDEX Corp.	8,571,000
Medical – Biomedical and Genetic – 1.7%
2,100,000	Charles River Laboratories International, Inc.*	71,841,000
900,000	Genzyme Corp.*	45,693,000
1,150,000	Life Technologies Corp.*	54,337,500
1,500,000	Myriad Genetics, Inc.*	22,425,000
		194,296,500
Medical – Drugs – 0.9%
800,000	Endo Pharmaceuticals Holdings, Inc.*	17,456,000
3,000,000	Forest Laboratories, Inc.*	82,290,000
		99,746,000
Medical – HMO – 0.3%
1,600,000	Health Net, Inc.*	38,992,000
Medical – Wholesale Drug Distributors – 0.4%
650,000	McKesson Corp.	43,654,000
Medical Instruments – 1.4%
1,500,000	Beckman Coulter, Inc.	90,435,000
2,200,000	St. Jude Medical, Inc.*	79,398,000
		169,833,000
Medical Labs and Testing Services – 1.2%
1,900,000	Laboratory Corp. of America Holdings*	143,165,000
Medical Products – 2.1%
1,400,400	Becton, Dickinson and Co.	94,695,048
1,800,000	Covidien PLC (U.S. Shares)	72,324,000
1,400,000	Zimmer Holdings, Inc.*	75,670,000
		242,689,048
Medical Sterilization Products – 0.3%
1,000,000	STERIS Corp.	31,080,000
Metal – Copper – 0.9%
1,700,000	Freeport-McMoRan Copper & Gold, Inc. – Class B	100,521,000
Metal Processors and Fabricators – 0.4%
1,500,000	Kaydon Corp.	49,290,000
Multi-Line Insurance – 1.5%
4,650,600	Allstate Corp.	133,611,738
3,200,000	Old Republic International Corp.	38,816,000
		172,427,738
Multimedia – 0.8%
929,100	McGraw-Hill Cos., Inc.	26,144,874
2,200,000	Viacom, Inc. – Class B	69,014,000
		95,158,874
Networking Products – 1.1%
3,750,800	Cisco Systems, Inc.*	79,929,548
1,800,000	Polycom, Inc.*	53,622,000
		133,551,548
Non-Hazardous Waste Disposal – 0.5%
1,907,600	Republic Services, Inc.	56,712,948
Oil – Field Services – 0.2%
600,000	Oceaneering International, Inc.*	26,940,000
Oil Companies – Exploration and Production – 7.5%
1,100,000	Anadarko Petroleum Corp.	39,699,000
2,150,000	Bill Barrett Corp.*,£	66,155,500
2,650,000	Cabot Oil & Gas Corp.	82,998,000
2,300,000	Comstock Resources, Inc.*	63,756,000
1,200,000	Devon Energy Corp.	73,104,000
2,650,000	EQT Corp.	95,771,000
3,300,000	Forest Oil Corp.*	90,288,000
2,100,000	Noble Energy, Inc.	126,693,000
2,900,000	Questar Corp.	131,921,001
900,000	Southwestern Energy Co.*	34,776,000
1,750,000	Ultra Petroleum Corp. (U.S. Shares)*	77,437,500
		882,599,001
Oil Companies – Integrated – 1.1%
2,600,000	Hess Corp.	130,884,000
Oil Field Machinery and Equipment – 0.6%
2,100,000	National Oilwell Varco, Inc.	69,447,000
Paper and Related Products – 0.3%
700,000	Rayonier, Inc.	30,814,000
Pharmacy Services – 0.3%
1,550,000	Omnicare, Inc.	36,735,000
Pipelines – 1.1%
1,300,000	Enterprise Products Partners L.P.	45,981,000
1,500,000	Plains All American Pipeline L.P.	88,050,000
		134,031,000

See Notes to Schedules of Investments and Financial Statements.

22 | JUNE 30, 2010

Schedule of Investments

As of June 30, 2010

Shares/Principal/Contract Amounts		Value

Property and Casualty Insurance – 1.4%
1,500,000	Chubb Corp.	$75,015,000
2,500,000	HCC Insurance Holdings, Inc.	61,900,000
1,500,000	Progressive Corp.	28,080,000
		164,995,000
Reinsurance – 2.5%
1,400,000	Berkshire Hathaway, Inc. – Class B*	111,566,000
1,750,000	Everest Re Group, Ltd.	123,760,000
900,000	PartnerRe, Ltd.	63,126,000
		298,452,000
REIT – Apartments – 0.5%
300,000	Avalonbay Communities, Inc.	28,011,000
900,000	BRE Properties, Inc. – Class A	33,237,000
		61,248,000
REIT – Diversified – 0.3%
1,048,120	Liberty Property Trust	30,238,262
REIT – Health Care – 0.3%
872,310	Nationwide Health Properties, Inc.	31,202,529
REIT – Mortgage – 0.4%
3,200,000	Redwood Trust, Inc.	46,848,000
REIT – Office Property – 1.0%
850,244	Alexandria Real Estate Equities, Inc.	53,879,962
2,200,000	Mack-Cali Realty Corp.	65,406,000
		119,285,962
REIT – Regional Malls – 0.3%
800,000	Taubman Centers, Inc.	30,104,000
REIT – Storage – 0.4%
550,000	Public Storage	48,350,500
REIT – Warehouse/Industrial – 0.5%
2,700,000	AMB Property Corp.	64,017,000
Rental Auto/Equipment – 0.5%
3,100,000	Aaron Rents, Inc.	52,917,000
Retail – Apparel and Shoe – 1.6%
6,200,000	American Eagle Outfitters, Inc.	72,850,000
4,700,000	Gap, Inc.	91,462,000
1,450,000	Men’s Wearhouse, Inc.	26,622,000
		190,934,000
Retail – Auto Parts – 0.5%
1,250,000	Advance Auto Parts, Inc.	62,725,000
Retail – Automobile – 0.3%
821,893	Copart, Inc.*	29,431,988
Retail – Computer Equipment – 0.4%
2,300,000	GameStop Corp. – Class A*	43,217,000
Retail – Discount – 1.8%
1,200,000	Big Lots, Inc.*	38,508,000
800,000	BJ’s Wholesale Club, Inc.*	29,608,000
2,900,000	Wal-Mart Stores, Inc.	139,403,000
		207,519,000
Retail – Drug Store – 0.6%
1,500,000	CVS Caremark Corp.	43,980,000
1,203,000	Walgreen Co.	32,120,100
		76,100,100
Retail – Major Department Stores – 0.5%
2,700,000	JC Penney Co., Inc.	57,996,000
Retail – Pet Food and Supplies – 0.3%
1,200,000	PetSmart, Inc.	36,204,000
Savings/Loan/Thrifts – 2.4%
5,000,000	First Niagara Financial Group, Inc.	62,650,000
9,300,000	People’s United Financial, Inc.	125,550,000
5,800,000	Washington Federal, Inc.£	93,844,000
		282,044,000
Schools – 0.2%
500,000	Apollo Group, Inc. – Class A*	21,235,000
Semiconductor Equipment – 0.7%
6,900,000	Applied Materials, Inc.	82,938,000
Super-Regional Banks – 1.2%
1,400,000	Comerica, Inc.	51,562,000
4,000,000	Huntington Bancshares, Inc.	22,160,000
1,250,000	PNC Financial Services Group, Inc.	70,625,000
		144,347,000
Telephone – Integrated – 1.5%
2,700,000	AT&T, Inc.	65,313,000
3,500,000	CenturyTel, Inc.	116,585,000
		181,898,000
Textile – Home Furnishings – 0.4%
900,000	Mohawk Industries, Inc.*	41,184,000
Tools – Hand Held – 0.6%
1,750,000	Snap-On, Inc.	71,592,500
Toys – 0.3%
1,900,000	Mattel, Inc.	40,204,000
Transportation – Marine – 0.7%
2,000,000	Kirby Corp.*	76,500,000
Transportation – Railroad – 1.7%
3,400,000	Kansas City Southern*	123,590,000
400,000	Norfolk Southern Corp.	21,220,000
802,500	Union Pacific Corp.	55,781,775
		200,591,775
Transportation – Truck – 0.3%
1,250,000	J.B. Hunt Transport Services, Inc.	40,837,500
Wireless Equipment – 0.6%
2,250,000	QUALCOMM, Inc.	73,890,000
X-Ray Equipment – 0.7%
6,100,000	Hologic, Inc.*	84,973,000

Total Common Stock (cost $9,982,298,871)		10,530,294,740

Purchased Options – Puts – 1.3%
13,098	iShares Russell 2000® Index expires December 2010 exercise price $69.07**	14,898,814
11,713	iShares Russell 2000® Index expires December 2010 exercise price $69.50**	13,679,268
37,232	iShares Russell Midcap® Value Index Fund expires August 2010 exercise price $37.20**	8,286,294
24,162	iShares Russell Midcap® Value Index Fund expires September 2010 exercise price $37.97**	7,358,020

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 23

Perkins Mid Cap Value Fund

Schedule of Investments

As of June 30, 2010

Shares/Principal/Contract Amounts		Value

Purchased Options – Puts – (continued)
34,661	iShares Russell Midcap® Value Index Fund expires October 2010 exercise price $39.82**	$15,649,407
22,022	iShares Russell Midcap® Value Index Fund expires October 2010 exercise price $41.00**	11,784,173
22,580	iShares Russell Midcap® Value Index Fund expires November 2010 exercise price $40.93**	12,474,727
22,828	iShares Russell Midcap® Value Index Fund expires December 2010 exercise price $40.34**	12,587,352
22,650	iShares Russell Midcap® Value Index Fund expires December 2010 exercise price $40.67**	12,982,772
1,982	S&P MidCap 400 Index expires July 2010 exercise price $684.98**	1,853,106
1,142	S&P MidCap 400 Index expires July 2010 exercise price $722.08**	2,260,377
1,276	S&P MidCap 400 Index expires July 2010 exercise price $723.25**	3,503,856
1,254	S&P MidCap 400 Index expires August 2010 exercise price $721.95**	4,709,826
1,262	S&P MidCap 400 Index expires September 2010 exercise price $719.47**	5,223,044
1,196	S&P MidCap 400 Index expires September 2010 exercise price $770.00**	8,010,999
1,136	S&P MidCap 400 Index expires October 2010 exercise price $799.09**	10,468,271

Total Purchased Options – Puts (premiums paid $119,544,312)		145,730,306

Repurchase Agreements – 9.9%
$643,393,000	Calyon New York Branch, 0.0100% dated 6/30/10, maturing 7/1/10 to be repurchased at $643,393,179 collateralized by $558,788,054 in U.S. Treasuries 1.1250% – 8.8750%, 6/30/11 – 8/15/26 with a value of $656,260,940	643,393,000
125,000,000	Deutsche Bank Securities, Inc., 0.0100% dated 6/30/10, maturing 7/1/10 to be repurchased at $125,000,035 collateralized by $4,434,000 in U.S. Government Agencies 0.0000%, 8/8/10 – 1/15/11 $114,110,254 in U.S. Treasuries 0.0000% – 2.0000%, 2/15/12 – 2/15/16 with respective value of $4,426,823 and $123,073,280	125,000,000
$400,000,000	ING Financial Markets, LLC, 0.0100% dated 6/30/10, maturing 7/1/10 to be repurchased at $400,000,111 collateralized by $431,742,100 in U.S. Treasuries 0.0000% – 2.7500%, 7/1/10 – 5/15/27 with a value of $408,003,517	400,000,000

Total Repurchase Agreements (cost $1,168,393,000)		1,168,393,000

Total Investments (total cost $11,270,236,183) – 100.7%		11,844,418,046

Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(79,671,841)

Net Assets – 100%		$11,764,746,205

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$316,477,505	2.7%
Canada	252,837,500	2.1%
Ireland	120,636,500	1.0%
Panama	51,984,000	0.5%
Switzerland	180,581,975	1.5%
United Kingdom	120,664,500	1.0%
United States††	10,801,236,066	91.2%

Total	$11,844,418,046	100.0%

††	Includes Cash Equivalents (81.3% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

24 | JUNE 30, 2010

Schedule of Investments

As of June 30, 2010

Schedule of Written Options – Puts	Value

iShares Russell 2000® Index expires December 2010 6,549 contracts exercise price $62.02	$(4,673,828)
iShares Russell 2000® Index expires December 2010 6,507 contracts exercise price $62.41	(4,772,622)
iShares Russell Midcap® Value Index Fund expires August 2010 18,616 contracts exercise price $33.40	(1,720,964)
iShares Russell Midcap® Value Index Fund expires September 2010 12,081 contracts exercise price $34.10	(1,777,702)
iShares Russell Midcap® Value Index Fund expires October 2010 23,107 contracts exercise price $35.75	(5,492,451)
iShares Russell Midcap® Value Index Fund expires October 2010 11,011 contracts exercise price $36.81	(3,114,527)
iShares Russell Midcap® Value Index Fund expires November 2010 11,290 contracts exercise price $36.75	(3,566,263)
iShares Russell Midcap® Value Index Fund expires December 2010 11,414 contracts exercise price $36.22	(3,758,107)
iShares Russell Midcap® Value Index Fund expires December 2010 11,325 contracts exercise price $36.52	(3,878,417)
S&P MidCap 400 Index expires July 2010 1,322 contracts exercise price $615.08	(275,717)
S&P MidCap 400 Index expires July 2010 672 contracts exercise price $648.40	(261,471)
S&P MidCap 400 Index expires July 2010 638 contracts exercise price $649.45	(565,019)
S&P MidCap 400 Index expires August 2010 627 contracts exercise price $648.28	(1,039,245)
S&P MidCap 400 Index expires September 2010 631 contracts exercise price $646.05	(1,265,245)
S&P MidCap 400 Index expires September 2010 598 contracts exercise price $691.42	(1,880,036)
S&P MidCap 400 Index expires October 2010 568 contracts exercise price $717.55	(2,724,738)

Total Written Options – Puts
(premiums received $33,659,301)	$(40,766,352)

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 25

Perkins Small Cap Value Fund (unaudited)
(closed to new investors)

Fund Snapshot
We seek to outperform our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high quality, undervalued stocks with favorable reward to risk characteristics. We believe that rigorous downside analysis conducted prior to determination of upside potential helps us to mitigate losses during difficult markets and perform well in up markets.
Managed by Perkins Investment Management LLC

Performance Overview

During the eight months ended June 30, 2010, Perkins Small Cap Value Fund’s Class T Shares returned 7.40% versus a 9.18% gain for the Fund’s benchmark, the Russell 2000 Value Index and a 9.28% rise for the broader Russell 2000 Index.

One of the reasons the Fund lagged in the period was because of an elevated cash position. Although the Fund underperformed during the strong market rally through April, The Fund held up better than the benchmark and peers during the volatile months of May and June and we were able to find some attractive opportunities amidst the weakness. Specifically, stock selection in consumer staples, energy and materials was beneficial, however our holdings in financials and industrials trailed those in the benchmark. While our cash position was reduced, it continues to be elevated as it reflects the potential downside risk in individual stocks and is considered to be the reciprocal of the amount of value we are finding at any given time.

In terms of sector positioning, the relative exposures remained as they have for some time. We continue to find attractive risk/reward opportunities in the health care and consumer staples sectors. We like the strong long-term fundamentals, good earnings visibility, below average valuations and more defensive characteristics these groups typically provide. We also continue to see value in the technology sector. In particular, we are finding value in high quality, lower beta companies that are not as dependent on the consumer and that have exposure to the ongoing capital spending cycle at the enterprise level. These companies for the most part, have net cash on their balance sheets, generate significant amounts of free cash and have attractive valuations. Generally, Perkins continues to believe that valuations remain more attractive as you move up the market cap spectrum even as smaller caps have underperformed over the last month or so.

Economic Environment

We have been pleased to participate in the bulk of the historically strong market rebound over the last 15 months. During the first half of 2010, the macroeconomic outlook showed signs of deterioration and many of the concerns we voiced in prior communications were coming to pass. First quarter real Gross Domestic Product (GDP) growth came in at 2.7%, at the low end of expectations. Similarly, estimates for second quarter and full-year GDP have been revised down to the area of 3%. Leading economic indicators have also decelerated. Thus we are still cautious in our long-term outlook and expect the equity market to remain volatile. We were not totally surprised to see a pullback in equity markets and a pickup in volatility during the May to June period amid concerns over the European sovereign debt crisis, signs of a slowdown in China, the oil disaster in the Gulf of Mexico, and uncertainty regarding regulatory reform and government policy.

We believe consumers remain in a multi-year deleveraging cycle, which we see representing a headwind for consumer spending. Additionally, governments at all levels are running unsustainable deficits that could result in more restrained government spending and higher taxes. Thus, we believe revenue and economic growth over the next several years will likely remain below past rebound levels, which could lead to increased volatility in corporate earnings and, by extension, equity prices. U.S. Federal debt levels continue to rise, albeit at a slower pace, and fiscal deficits and government funding needs will likely lead to greater supply of U.S. Treasuries, raising the question of who will be the marginal buyer of this excess supply.

Holdings That Detracted From Performance

In health care, medical lab service provider Genoptix, Inc. underperformed after reducing earnings forecast due to a slowdown in volumes and increasing costs due to hiring. We added to the stock on weakness as we continue to think the company’s product is best in class. We believe the shares trade at an attractive free cash flow yield while

26 | JUNE 30, 2010

(unaudited)(closed to new investors)

the company has ample net cash on the balance sheet, which should limit our downside risk.

Within energy, Comstock Resources, Inc. lagged the rest of the group and we added to our holding. Unlike many of their peers, the company does not hedge their exposure to the commodity. From a net asset perspective, we feel as though the stock price discounts much of the currently depressed commodity price, and that the company has a solid balance sheet and a growing production profile.

In financials, specialty marine insurer Navigators Group (The), Inc. was under pressure after a disappointing earnings release driven by one of their small divisions. We added on the weakness as we view this as a temporary setback in a small portion of their overall business and on the fact the stock traded at a discount to tangible book value during the period.

Holdings That Contributed to Performance

While energy was a challenging sector for the period, the Fund benefited from its limited exposure to Gulf of Mexico operators and its overexposure to pipeline Master limited partnership and their relatively attractive dividend yields. Specifically, exploration and production operator Forest Oil Corp. outperformed as it has no Gulf of Mexico exposure and continued to deliver consistent production growth.

In industrials, railroad operator Kansas City Southern rallied from depressed levels as volumes recovered quicker than expected while rail freight pricing held up. The stock has been a core holding given its attractive assets including its East-West rail corridor, which provides the shortest route for Asian imports to the Southeast, and its Mexican subsidiary, which supports growing North-South NAFTA trade flows.

Medical equipment provider Hill-Rom Holdings, Inc. outperformed as well. The company remains positioned to do well in a hospital spending recovery in our view with its high quality products and good free cash flow generation.

Market Outlook

We might be at a critical juncture in the economy and equity market. While we have had longer term concerns about each, they came to the fore perhaps a bit sooner than we might have expected. The historically strong S&P 500 rally of over 78% from the March 2009 closing low of 683 to the April 23, 2010 closing high of 1217 could be justified by the unexpectedly strong rebound in earnings. With the 15% price decline from the April high of 1217 to the end of June’s close of 1031, the S&P 500 was valued at just under 13x estimated 2010 consensus earnings of roughly $80 per share. This is below long-term average price-to-earnings multiples of mid teens. This is especially the case given extremely low interest rates which often justify higher stock valuations. Thus, we are finding many attractive individual stock opportunities.

However, as indicated above, our long-term concerns remain and, in fact, are becoming more apparent. While our base case is that GDP grows 2-3% this year and next, there is a chance that the economy is weaker and may experience a double dip decline. Government and monetary stimulus is receding and it is debatable as to whether new initiatives might be undertaken and what their effect might be. Consumer and corporate spending is restrained by high unemployment, weak real estate markets, consumer deleveraging, and restricted credit availability. Uncertainty about government policy and regulation provides another constraint. If, in fact, the economy slows and taxes rise, corporate earnings could decline. In the background, the financial system remains fragile and over $500 trillion of derivatives are outstanding. It is because of this potentially volatile environment that we remain cautious.

We learned long ago that while you cannot control the markets, you can control how you approach them. Throughout the financial crisis, we followed our same time-tested investment process that traces its roots back over 40 years. We are risk sensitive, focusing first on a stock’s downside potential before we consider normalized, not maximum upside. We take a bottom-up, fundamental value approach to identify what we believe are quality companies trading at attractive valuations. By focusing on firms with solid, sustainable cash flows, strong balance sheets and attractive risk/reward characteristics, we seek to minimize capital losses in difficult markets while attempting to deliver strong absolute returns across market cycles, thereby potentially maximizing the positive effects of compounding.

Unfortunately, we feel that too often investment professionals ignore the risk side of the equation. Most portfolio managers who started in this business after 1975 have enjoyed the benefits of one of the longest running bull markets in history. With the exception of 2000-2001, until 2007-2008 there was little need to focus on downside protection, especially in non-technology stocks. What a difference a year can make.

We believe our risk-sensitive discipline has historically helped us benefit from market rallies and achieve our goal of compounding at a greater rate than our peers and respective benchmarks over full market cycles. Given our significant concerns about long-term prospects, we think

Janus Value Funds | 27

Perkins Small Cap Value Fund (unaudited)
(closed to new investors)

this risk sensitivity is especially appropriate now. Our consistent focus on long-term value might lead to short-term underperformance in momentum-driven markets. We have experienced this recently and at other times in the past, but it has not kept us from achieving that long-term goal. As an illustration of the power of compounding, despite trailing this past year’s market rebound, we have outperformed over the last three years and longer periods because of our ability to limit losses in 2008 and early 2009. Thus, we prefer to err on the side of caution in an attempt to protect against downside risk. We believe firmly in this approach and demonstrate our conviction as we have significant investments along with our clients in our portfolios.

Thank you for your investment in Perkins Small Cap Value Fund.

Perkins Small Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Forest Oil Corp.	0.81%
Kansas City Southern	0.63%
Hill-Rom Holdings, Inc.	0.59%
Potlatch Corp.	0.53%
Finish Line (The), Inc. – Class A	0.51%

5 Bottom Performers – Holdings

Contribution

Genoptix, Inc.	–0.73%
Comstock Resources, Inc.	–0.63%
Navigators Group (The), Inc.	–0.51%
Iberiabank Corp.	–0.28%
Global Payments, Inc.	–0.26%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Financials	2.67%	29.55%	34.62%
Health Care	1.76%	12.36%	4.74%
Information Technology	1.55%	15.61%	10.14%
Consumer Discretionary	1.54%	9.86%	12.26%
Consumer Staples	1.00%	6.33%	2.79%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Telecommunication Services	–0.13%	0.92%	0.45%
Utilities	0.27%	0.75%	5.84%
Industrials	0.41%	13.15%	16.47%
Energy	0.74%	8.23%	5.97%
Materials	0.75%	3.24%	6.72%

*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

28 | JUNE 30, 2010

(unaudited)(closed to new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2010

Navigators Group (The), Inc. Property and Casualty Insurance	2.0%
Flowers Foods, Inc. Food – Baking	1.9%
Casey’s General Stores, Inc. Retail – Convenience Stores	1.7%
Washington Federal, Inc. Savings/Loan/Thrifts	1.7%
Potlatch Corp. Forestry	1.6%

8.9%

Asset Allocation – (% of Net Assets)
As of June 30, 2010

Top County Allocations – Long Positions (% of Investment Securities)
As of June 30, 2010

As of October 31, 2009

Janus Value Funds | 29

Perkins Small Cap Value Fund (unaudited)
(closed to new investors)

Performance

Average Annual Total Return – for the periods ended June 30, 2010					Expense Ratios – per the February 16, 2010 prospectuses
	Eight-Month
	Fiscal Period
	Ended	One	Five	Ten	Total Annual Fund	Net Annual Fund
	6/30/10	Year	Year	Year	Operating Expenses	Operating Expenses

Perkins Small Cap Value Fund – Class A Shares(1)

NAV	7.34%	24.53%	5.24%	9.68%	1.02%	1.02%

MOP	1.16%	17.37%	4.00%	9.04%

Perkins Small Cap Value Fund – Class C Shares(1)

NAV	6.79%	23.09%	4.48%	8.94%	2.13%	1.96%

CDSC	5.73%	21.86%	4.48%	8.94%

Perkins Small Cap Value Fund – Class D Shares(1)	7.45%	24.61%	5.51%	9.96%	0.94%	0.94%

Perkins Small Cap Value Fund – Class I Shares(1)	7.59%	24.61%	5.51%	9.96%	0.77%	0.77%

Perkins Small Cap Value Fund – Class L Shares(1)	7.56%	24.84%	5.75%	10.23%	1.06%	1.06%

Perkins Small Cap Value Fund – Class R Shares(1)	7.04%	23.89%	4.99%	9.45%	1.54%	1.54%

Perkins Small Cap Value Fund – Class S Shares(1)	7.24%	24.32%	5.26%	9.72%	1.29%	1.29%

Perkins Small Cap Value Fund – Class T Shares(1)	7.40%	24.61%	5.51%	9.96%	1.07%	1.07%

Russell 2000® Value Index	9.18%	25.07%	–0.51%	7.48%

Lipper Quartile – Class T Shares	–	1st	1st	1st

Lipper Ranking – based on total returns for Small-Cap Core Funds	–	179/760	23/551	22/280

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

30 | JUNE 30, 2010

(unaudited)(closed to new investors)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class L Shares, Class R Shares, Class S Shares and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 16, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Janus Services LLC has agreed to waive all or a portion of the administrative fee applicable to the Fund’s Class L Shares. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services LLC or Janus Capital without prior notification to shareholders. Total returns shown include fee waivers, if any, and without such waivers, the total returns would have been lower.

Expense information shown reflects estimated annualized expenses that the share classes of the Fund expect to incur during the fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “fund of funds” portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Due to certain investment strategies, the Fund may have an increased position in cash.

Effective February 16, 2010, the Fund’s Class J Shares were renamed Class T Shares.

Effective February 16, 2010, the Fund’s Class J Shares accounts held directly with Janus were moved into the newly created Class D Shares.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for each class reflects the historical performance of Berger Small Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Small Cap Value Fund – Investor Shares into the Fund’s Class J Shares), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers. If each share class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective share class may have been different. The performance shown for periods following the Fund’s commencement of each class reflects the fees and expenses of each respective class, net of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares). For the periods prior to April 21, 2003, the performance shown for Class D Shares reflects the historical performance of Berger Small Cap Value Fund–Investor Shares (as a result of a prior reorganization of Berger Small Cap Value Fund – Investor Shares into the Fund’s Class J Shares). If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Small Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Small Cap Value Fund – Investor Shares into the Fund’s Class J Shares), calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may

Janus Value Funds | 31

Perkins Small Cap Value Fund (unaudited)
(closed to new investors)

have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

The performance shown for Class L Shares for periods following April 21, 2003, reflects the fees and expenses of Class L Shares (formerly named Institutional Shares), net of any fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class L Shares reflects the historical performance of Berger Small Cap Value Fund – Institutional Shares (as a result of a prior reorganization of Berger Small Cap Value Fund – Institutional Shares into the Fund’s Class L Shares).

The performance shown for Class T Shares for periods following April 21, 2003, reflects the fees and expenses of Class T Shares (formerly named Class J Shares), net of any fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class T Shares reflects the historical performance of Berger Small Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Small Cap Value Fund – Investor Shares into the Fund’s Class J Shares).

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

(1)	Effective May 28, 2010, Perkins Small Cap Value Fund is closed to certain new investors. Please see current prospectus for details.

32 | JUNE 30, 2010

(unaudited)(closed to new investors)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$998.60	$6.19

Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$995.20	$9.80

Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(2/16/10)	(6/30/10)	(2/16/10 - 6/30/10)*

Actual	$1,000.00	$1,006.30	$3.64

Hypothetical (5% return before expenses)	$1,000.00	$1,019.93	$4.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,000.50	$4.32

Hypothetical (5% return before expenses)	$1,000.00	$1,020.48	$4.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class L Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$1,000.50	$4.17

Hypothetical (5% return before expenses)	$1,000.00	$1,020.63	$4.21

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$997.10	$7.82

Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	$7.90

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$998.10	$6.59

Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.66

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares**	(1/1/10)	(6/30/10)	(1/1/10 - 6/30/10)†

Actual	$1,000.00	$999.50	$5.35

Hypothetical (5% return before expenses)	$1,000.00	$1,019.44	$5.41

†	Expenses are equal to the annualized expense ratio of 1.25% for Class A Shares, 1.98% for Class C Shares, 0.87% for Class I Shares, 0.84% for Class L Shares, 1.58% for Class R Shares, 1.33% for Class S Shares and 1.08% for Class T Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Actual expenses paid reflect only the inception period for Class D Shares (February 16, 2010 to June 30, 2010). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 0.98% for Class D Shares multiplied by the average account value over the period, multiplied by 135/365 (to reflect the period); however, hypothetical expenses are multiplied by 181/365 (to reflect a one-half year period). Expenses include effect of contractual waivers by Janus Capital.
**	Formerly named Class J Shares.

Janus Value Funds | 33

Perkins Small Cap Value Fund

Schedule of Investments

As of June 30, 2010

Shares or Principal Amount		Value

Common Stock – 85.2%
Apparel Manufacturers – 0.3%
460,000	Volcom, Inc.*	$8,542,200
Applications Software – 0.6%
475,000	Progress Software Corp.*	14,264,250
Building – Heavy Construction – 1.1%
625,000	Granite Construction, Inc.	14,737,500
900,000	Sterling Construction Co., Inc.*,£	11,646,000
		26,383,500
Building – Residential and Commercial – 0.6%
900,000	Ryland Group, Inc.	14,238,000
Building and Construction – Miscellaneous – 0.7%
1,900,000	Dycom Industries, Inc.*	16,245,000
Chemicals – Specialty – 0.3%
90,000	Lubrizol Corp.	7,227,900
Circuit Boards – 0.6%
1,600,000	TTM Technologies, Inc.*	15,200,000
Commercial Banks – 6.6%
400,000	Bank of Hawaii Corp.	19,340,000
2,400,000	F.N.B. Corp.	19,272,000
550,000	First Financial Bancorp.	8,222,500
250,000	First Midwest Bancorp, Inc.	3,040,000
1,400,000	Firstmerit Corp.	23,982,000
1,200,000	Glacier Bancorp, Inc.	17,604,000
875,000	Hancock Holding Co.	29,190,000
600,000	Iberiabank Corp.	30,888,000
1,100,000	Old National Bancorp	11,396,000
		162,934,500
Commercial Services – Finance – 1.1%
475,000	Global Payments, Inc.	17,356,500
690,000	Total System Services, Inc.	9,384,000
		26,740,500
Computer Services – 1.3%
1,100,000	SRA International, Inc.*	21,637,000
750,000	SYKES Enterprises, Inc.*	10,672,500
		32,309,500
Computers – Integrated Systems – 2.5%
1,475,000	Diebold, Inc.	40,193,750
880,000	Jack Henry & Associates, Inc.	21,014,400
		61,208,150
Consulting Services – 1.3%
650,000	CRA International, Inc.*,£	12,239,500
125,000	MAXIMUS, Inc.	7,233,750
1,325,000	Navigant Consulting, Inc.*	13,753,500
		33,226,750
Containers – Paper and Plastic – 2.1%
900,000	Pactiv Corp.*	25,065,000
540,000	Sonoco Products Co.	16,459,200
450,000	Temple-Inland, Inc.	9,301,500
		50,825,700
Cosmetics and Toiletries – 1.0%
900,000	Alberto-Culver Co.	24,381,000
Diagnostic Equipment – 0.4%
560,000	Immucor, Inc.*	10,668,000
Direct Marketing – 0.8%
1,850,000	Harte-Hanks, Inc.	19,332,500
Distribution/Wholesale – 0.5%
900,000	Titan Machinery, Inc.*,£	11,817,000
Electronic Components – Semiconductors – 2.7%
1,700,000	Intersil Corp. – Class A	20,587,000
1,250,000	Microsemi Corp.*	18,287,500
675,000	QLogic Corp.*	11,218,500
950,000	Semtech Corp.*	15,551,500
		65,644,500
Electronic Connectors – 0.9%
640,000	Thomas & Betts Corp.*	22,208,000
Electronic Parts Distributors – 1.2%
820,000	Tech Data Corp.*	29,208,400
Engineering – Research and Development Services – 0.9%
580,000	URS Corp.*	22,823,000
Enterprise Software/Services – 0.8%
1,700,000	Omnicell, Inc.*,£	19,873,000
Food – Baking – 1.9%
1,875,000	Flowers Foods, Inc.	45,806,250
Food – Retail – 1.2%
920,000	Ruddick Corp.	28,510,800
Footwear and Related Apparel – 0.9%
850,000	Wolverine World Wide, Inc.	21,437,000
Forestry – 1.6%
1,140,000	Potlatch Corp.	40,732,200
Golf – 0.7%
2,900,000	Callaway Golf Co.	17,516,000
Hospital Beds and Equipment – 0.7%
540,000	Hill-Rom Holdings, Inc.	16,432,200
Industrial Automation and Robotics – 0.3%
400,000	Cognex Corp.	7,032,000
Instruments – Scientific – 0.5%
600,000	PerkinElmer, Inc.	12,402,000
Insurance Brokers – 1.0%
1,250,000	Brown & Brown, Inc.	23,925,000
Internet Telephony – 1.1%
1,300,000	J2 Global Communications, Inc.*	28,392,000
Machinery – Electrical – 1.0%
880,000	Franklin Electric Co. Inc.	25,361,600
Machinery – General Industrial – 1.1%
525,000	Albany International Corp. – Class A	8,499,750
460,000	Wabtec Corp.	18,349,400
		26,849,150
Medical – Biomedical and Genetic – 0.8%
600,000	Charles River Laboratories International, Inc.*	20,526,000
Medical Imaging Systems – 0.4%
800,000	Vital Images, Inc.*,£	10,200,000
Medical Information Systems – 0.3%
500,000	Phase Forward, Inc.*	8,340,000
Medical Instruments – 0.6%
950,000	Angiodynamics, Inc.*	14,012,500

See Notes to Schedules of Investments and Financial Statements.

34 | JUNE 30, 2010

Schedule of Investments

As of June 30, 2010

Shares or Principal Amount		Value

Medical Labs and Testing Services – 0.8%
1,200,000	Genoptix, Inc.*,£	$20,640,000
Medical Laser Systems – 0.1%
385,000	LCA-Vision, Inc.*	2,132,900
Medical Products – 0.6%
700,000	PSS World Medical, Inc.*	14,805,000
Medical Sterilization Products – 1.5%
1,200,000	STERIS Corp.	37,296,000
Metal Processors and Fabricators – 1.3%
940,000	Kaydon Corp.	30,888,400
Miscellaneous Manufacturing – 0.5%
1,100,000	Movado Group, Inc.*,£	11,748,000
Multi-Line Insurance – 0.7%
1,400,000	Old Republic International Corp.	16,982,000
Oil – Field Services – 1.2%
167,300	Oceaneering International, Inc.*	7,511,770
980,000	PAA Natural Gas Storage L.P.*	23,353,400
		30,865,170
Oil Companies – Exploration and Production – 5.1%
1,050,000	Bill Barrett Corp.*	32,308,500
840,000	Cabot Oil & Gas Corp.	26,308,800
1,300,000	Comstock Resources, Inc.*	36,036,000
1,160,000	Forest Oil Corp.*	31,737,600
		126,390,900
Paper and Related Products – 1.4%
1,860,000	Glatfelter	20,181,000
320,000	Rayonier, Inc.	14,086,400
		34,267,400
Pipelines – 1.4%
300,000	Spectra Energy Partners L.P.	10,182,000
1,100,000	Western Gas Partners L.P.	24,365,000
		34,547,000
Property and Casualty Insurance – 4.7%
1,300,000	HCC Insurance Holdings, Inc.	32,188,000
317,363	Infinity Property & Casualty Corp.	14,655,823
1,175,000	Navigators Group (The), Inc.*,£	48,327,750
380,049	RLI Corp.	19,956,373
		115,127,946
Real Estate Operating/Development – 0.7%
700,000	St. Joe Co.*	16,212,000
REIT – Hotels – 0.6%
1,830,000	DiamondRock Hospitality Co.*	15,042,600
REIT – Mortgage – 0.8%
1,425,000	Redwood Trust, Inc.	20,862,000
REIT – Office Property – 2.1%
1,583,642	Government Properties Income Trust£	40,414,544
400,000	Mack-Cali Realty Corp.	11,892,000
		52,306,544
Rental Auto/Equipment – 1.0%
1,400,000	Aaron Rents, Inc.	23,898,000
Retail – Apparel and Shoe – 2.1%
1,350,000	American Eagle Outfitters, Inc.	15,862,500
2,500,000	bebe Stores, Inc.	16,000,000
530,000	Finish Line (The), Inc. – Class A	7,382,900
725,000	Men’s Wearhouse, Inc.	13,311,000
		52,556,400
Retail – Convenience Stores – 1.7%
1,230,000	Casey’s General Stores, Inc.	42,927,000
Retail – Discount – 0.7%
500,000	BJ’s Wholesale Club, Inc.*	18,505,000
Retail – Leisure Products – 0.1%
200,000	MarineMax, Inc.*	1,388,000
Retail – Pet Food and Supplies – 1.0%
830,000	PetSmart, Inc.	25,041,100
Retail – Propane Distribution – 1.0%
600,000	Inergy L.P.	23,742,000
Savings/Loan/Thrifts – 5.8%
3,200,000	First Niagara Financial Group, Inc.	40,096,000
2,500,000	NewAlliance Bancshares, Inc.	28,025,000
2,900,000	Provident Financial Services, Inc.	33,901,000
2,550,000	Washington Federal, Inc.	41,259,000
		143,281,000
Semiconductor Equipment – 0.5%
700,787	MKS Instruments, Inc.*	13,118,733
Telecommunication Services – 0.6%
2,300,000	Premiere Global Services, Inc.*	14,582,000
Tools – Hand Held – 0.7%
420,000	Snap-On, Inc.	17,182,200
Transportation – Marine – 1.6%
1,050,000	Kirby Corp.*	40,162,500
Transportation – Railroad – 1.0%
650,000	Kansas City Southern*	23,627,500
Wire and Cable Products – 0.4%
490,000	Belden, Inc.	10,780,000
X-Ray Equipment – 1.1%
2,000,000	Hologic, Inc.*	27,860,000

Total Common Stock (cost $2,019,189,158)		2,101,541,343

Repurchase Agreement – 15.3%
$376,002,000	Calyon New York Branch, 0.0100% dated 6/30/10, maturing 7/1/10 to be repurchased at $376,002,104 collateralized by $326,558,458 in U.S. Treasuries 1.1250%-8.8750%, 6/30/11-8/15/26 with a value of $383,522,087 (cost $376,002,000)	376,002,000

Total Investments (total cost $2,395,191,158) – 100.5%		2,477,543,343

Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(13,070,639)

Net Assets – 100%		$2,464,472,704

See Notes to Schedules of Investments and Financial Statements.

Janus Value Funds | 35

Perkins Small Cap Value Fund

Schedule of Investments

As of June 30, 2010

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

United States††	$2,477,543,343	100.0%

Total	$2,477,543,343	100.0%

††	Includes Cash Equivalents (84.8% excluding Cash Equivalents)

See Notes to Schedules of Investments and Financial Statements.

36 | JUNE 30, 2010

Statements of Assets and Liabilities

As of June 30, 2010	Perkins Large Cap	Perkins Mid Cap	Perkins Small Cap
(all numbers in thousands except net asset value per share)	Value Fund	Value Fund	Value Fund

Assets:
Investments at cost	$77,512	$11,270,236	$2,395,191
Unaffiliated investments at value	$66,343	$10,243,878	$1,914,635
Affiliated investments at value	$-	$432,147	$186,906
Repurchase agreements	10,400	1,168,393	376,002
Cash	60	7,981	226
Receivables:
Investments sold	281	89,900	23,947
Fund shares sold	25	21,139	4,337
Dividends	102	10,257	1,949
Interest	-	5	-
Non-interested Trustees’ deferred compensation	2	314	66
Other assets	-	-	19
Total Assets	77,213	11,974,014	2,508,087
Liabilities:
Payables:
Options written, at value(1)	-	40,766	-
Investments purchased	1,289	134,626	34,733
Fund shares repurchased	26	23,171	6,700
Dividends and distributions	-	-	43
Advisory fees	25	7,362	1,556
Administrative fees - Class D Shares	-	82	8
Administrative fees - Class L Shares	N/A	13	137
Administrative fees - Class R Shares	N/A	22	4
Administrative fees - Class S Shares	-	124	11
Administrative fees - Class T Shares(2)	-	1,469	217
Distribution fees and shareholder servicing fees - Class A Shares	-	213	18
Distribution fees and shareholder servicing fees - Class C Shares	1	142	22
Distribution fees and shareholder servicing fees - Class R Shares	N/A	44	7
Distribution fees and shareholder servicing fees - Class S Shares	-	124	11
Networking fees - Class A Shares	-	433	12
Networking fees - Class C Shares	-	47	3
Networking fees - Class I Shares	-	19	4
Non-interested Trustees’ fees and expenses	-	56	11
Non-interested Trustees’ deferred compensation fees	2	314	66
Accrued expenses and other payables	30	241	51
Variation margin	14	-	-
Total Liabilities	1,387	209,268	43,614
Net Assets	$75,826	$11,764,746	$2,464,473

Janus Value Funds | 37

See footnotes at the end of the Statements.

See Notes to Financial Statements.

Statements of Assets and Liabilities (continued)

As of June 30, 2010	Perkins Large Cap	Perkins Mid Cap	Perkins Small Cap
(all numbers in thousands except net asset value per share)	Value Fund	Value Fund	Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$75,312	$11,895,768	$2,351,007
Undistributed net investment income/(loss)*	232	18,117	13,393
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	1,223	(716,175)	17,729
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(941)	567,036	82,344
Total Net Assets	$75,826	$11,764,746	$2,464,473
Net Assets - Class A Shares	$1,654	$1,011,334	$86,403
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	143	53,112	4,130
Net Asset Value Per Share(3)	$11.56	$19.04	$20.92
Maximum Offering Price Per Share(4)	$12.27	$20.20	$22.20
Net Assets - Class C Shares	$1,336	$168,093	$26,768
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	116	8,881	1,290
Net Asset Value Per Share(3)	$11.48	$18.93	$20.75
Net Assets - Class D Shares	$2,437	$796,330	$78,237
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	211	41,774	3,739
Net Asset Value Per Share	$11.58	$19.06	$20.92
Net Assets - Class I Shares	$69,225	$2,223,203	$532,188
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,978	116,558	25,380
Net Asset Value Per Share	$11.58	$19.07	$20.97
Net Assets - Class L Shares	N/A	$61,880	$657,562
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	3,226	30,998
Net Asset Value Per Share	N/A	$19.18	$21.21
Net Assets - Class R Shares	N/A	$103,961	$21,450
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	5,472	1,030
Net Asset Value Per Share	N/A	$19.00	$20.83
Net Assets - Class S Shares	$580	$569,777	$51,460
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	50	29,944	2,464
Net Asset Value Per Share	$11.56	$19.03	$20.88
Net Assets - Class T Shares(2)	$594	$6,830,168	$1,010,405
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	51	358,421	48,309
Net Asset Value Per Share	$11.56	$19.06	$20.92

*	See Note 5 in Notes to Financial Statements.
(1)	Includes premiums of $33,659,301 on written options for Perkins Mid Cap Value Fund.
(2)	Formerly named Class J Shares for Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.

38 | June 30, 2010

See Notes to Financial Statements.

Statements of Operations

For the eight- or eleven-month fiscal period
ended June 30, 2010 and the fiscal year	Perkins Large Cap		Perkins Mid Cap		Perkins Small Cap
ended October 31 or July 31	Value Fund		Value Fund		Value Fund
(all numbers in thousands)	2010(1)	2009(2)(3)	2010(4)	2009(5)	2010(4)	2009(5)

Investment Income:
Interest	$12	$3	$1,019	$1,183	$289	$227
Securities lending income	-	-	-	-	-	1
Dividends	931	259	111,444	128,757	19,847	22,642
Dividends from affiliates	-	-	5,974	3,602	1,000	228
Foreign tax withheld	(1)	(2)	(210)	(463)	-	-
Total Investment Income	942	260	118,227	133,079	21,136	23,098
Expenses:
Advisory fees	355	70	57,481	54,313	11,530	7,806
Transfer agent fees and expenses	7	1	370	721	36	100
Custody fees	11	3	64	91	22	24
Registration fees	85	92	195	553	150	175
Audit fees	41	8	79	46	50	5
System fees	19	23	107	117	23	82
Printing expenses	27	19	292	297	18	229
Non-interested Trustees’ fees and expenses	2	-	196	242	35	29
Administrative fees - Class D Shares	1	N/A	383	N/A	33	N/A
Administrative fees - Class L Shares	N/A	N/A	623	891	1,219	1,784
Administrative fees - Class R Shares	N/A	N/A	156	52	14	3
Administrative fees - Class S Shares	1	1	927	321	73	20
Administrative fees - Class T Shares(6)	-	-	13,110	16,734	1,625	1,276
Distribution fees and shareholder servicing fees - Class A Shares	4	1	1,602	595	87	11
Distribution fees and shareholder servicing fees - Class C Shares	9	3	1,029	347	110	12
Distribution fees and shareholder servicing fees - Class R Shares	N/A	N/A	312	104	28	5
Distribution fees and shareholder servicing fees - Class S Shares	1	1	927	321	73	20
Administrative, networking and omnibus fees - Class A Shares	-	-	923	562	49	-
Administrative, networking and omnibus fees - Class C Shares	-	-	138	75	15	4
Administrative, networking and omnibus fees - Class I Shares	1	-	656	106	75	-
Administrative services fees - Class T Shares(6)	-	-	-	51	-	2
Other expenses	19	17	1,725	857	168	385
Non-recurring costs (Note 4)	N/A	N/A	1	-	1	-
Cost assumed by Janus Capital Management LLC (Note 4)	N/A	N/A	(1)	-	(1)	-
Total Expenses	583	239	81,295	77,396	15,433	11,972
Expense and Fee Offset	(1)	-	(22)	(174)	(5)	(25)
Net Expenses	582	239	81,273	77,222	15,428	11,947
Less: Excess Expense Reimbursement	(22)	(124)	(588)	(881)	(1,142)	(1,531)
Net Expenses after Expense Reimbursement	560	115	80,685	76,341	14,286	10,416
Net Investment Income/(Loss)	382	145	37,542	56,738	6,850	12,682

Janus Value Funds | 39

See Notes to Financial Statements.

See footnotes at the end of the Statements.

Statements of Operations (continued)

For the eight- or eleven-month fiscal period
ended June 30, 2010 and the fiscal year	Perkins Large Cap		Perkins Mid Cap		Perkins Small Cap
ended October 31 or July 31	Value Fund		Value Fund		Value Fund
(all numbers in thousands)	2010(1)	2009(2)(3)	2010(4)	2009(5)	2010(4)	2009(5)

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions(7)	1,597	11	496,209	(824,044)	176,729	(152,057)
Net realized gain/(loss) from futures contracts	65	(388)	-	-	-	-
Net realized gain/(loss) from options contracts	-	-	(126,447)	41,325	-	-
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(3,766)	2,825	(250,397)	2,224,553	(89,174)	367,791
Net Gain/(Loss) on Investments	(2,104)	2,448	119,365	1,441,834	87,555	215,734
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,722)	$2,593	$156,907	$1,498,572	$94,405	$228,416

(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Certain prior year amounts have been reclassified to conform with current year presentation.
(3)	Period from December 31, 2008 (inception date) through July 31, 2009.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from November 1, 2008 through October 31, 2009.
(6)	Formerly named Class J Shares for Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund.
(7)	Includes realized gain/(loss) from affiliated investment companies. See affiliates table in Notes to Shedules of Investments.

40 | June 30, 2010

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the eleven-month fiscal period ended June 30, 2010	Perkins Large Cap
and the fiscal period ended July 31, 2009	Value Fund
(all numbers in thousands)	2010(1)	2009(2)

Operations:
Net investment income/(loss)	$382	$145
Net realized gain/(loss) from investment and foreign currency transactions	1,597	11
Net realized gain/(loss) from futures contracts	65	(388)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(3,766)	2,825
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,722)	2,593
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(4)	(2)
Class C Shares	-	-
Class D Shares	-	N/A
Class I Shares	(156)	(91)
Class S Shares	-	-
Class T Shares	-	-
Net realized gain/(loss) from investment transactions*
Class A Shares	(3)	-
Class C Shares	(1)	-
Class D Shares	-	N/A
Class I Shares	(100)	-
Class S Shares	(1)	-
Class T Shares	-	-
Net Decrease from Dividends and Distributions	(265)	(93)
Capital Share Transactions:
Shares sold
Class A Shares	1,737	674
Class C Shares	1,010	500
Class D Shares	3,044	N/A
Class I Shares	45,326	29,470
Class S Shares	-	500
Class T Shares	653	1
Reinvested dividends and distributions
Class A Shares	4	2
Class C Shares	1	-
Class D Shares	-	N/A
Class I Shares	255	91
Class S Shares	1	-
Class T Shares	-	-
Shares repurchased
Class A Shares	(818)	(27)
Class C Shares	(168)	-
Class D Shares	(322)	N/A
Class I Shares	(3,596)	(3,016)
Class S Shares	-	-
Class T Shares	(9)	-
Net Increase/(Decrease) from Capital Share Transactions	47,118	28,195
Net Increase/(Decrease) in Net Assets	45,131	30,695
Net Assets:
Beginning of period	30,695	-
End of period	$75,826	$30,695

Undistributed net investment income/(loss)*	$232	$31

*	See Note 5 in Notes to Financial Statements.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.

Janus Value Funds | 41

See footnotes at the end of the Statements.

See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

For the eight-month fiscal period ended
June 30, 2010 and each fiscal year	Perkins Mid Cap			Perkins Small Cap
ended October 31	Value Fund			Value Fund
(all numbers in thousands)	2010(1)	2009	2008	2010(1)	2009	2008

Operations:
Net investment income/(loss)	$37,542	$56,738	$101,537	$6,850	$12,682	$20,484
Net realized gain/(loss) from investment and foreign currency transactions(3)	496,209	(824,044)	60,332	176,729	(152,057)	87,851
Net realized gain/(loss) from options contracts	(126,447)	41,325	33,680	-	-	-
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(250,397)	2,224,553	(2,359,809)	(89,174)	367,791	(454,143)
Net Increase/(Decrease) in Net Assets Resulting from Operations	156,907	1,498,572	(2,164,260)	94,405	228,416	(345,808)
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(1,093)	-	N/A	-	-	N/A
Class C Shares	-	-	N/A	-	-	N/A
Class D Shares	-	N/A	N/A	-	N/A	N/A
Class I Shares	(4,581)	-	N/A	-	-	N/A
Class L Shares	(1,021)	(5,821)	(13,054)	-	(11,913)	(9,089)
Class R Shares	(2)	-	N/A	-	-	N/A
Class S Shares	(491)	-	N/A	-	-	N/A
Class T Shares(2)	(13,927)	(84,359)	(88,491)	-	(8,212)	(9,322)
Net realized gain/(loss) from investment transactions*
Class A Shares	-	-	N/A	-	-	N/A
Class C Shares	-	-	N/A	-	-	N/A
Class D Shares	-	N/A	N/A	-	N/A	N/A
Class I Shares	-	-	N/A	-	-	N/A
Class L Shares	-	(13,958)	(90,114)	-	(47,807)	(107,401)
Class R Shares	-	-	N/A	-	-	N/A
Class S Shares	-	-	N/A	-	-	N/A
Class T Shares(2)	-	(246,288)	(603,956)	-	(44,332)	(116,273)
Return of Capital
Class L Shares	N/A	N/A	N/A	N/A	(2,063)	N/A
Class T Shares(2)	N/A	N/A	N/A	N/A	(1,484)	N/A
Net Decrease from Dividends and Distributions	(21,115)	(350,426)	(795,615)	-	(115,811)	(242,085)
Capital Share Transactions:
Shares sold
Class A Shares	377,846	158,332	N/A	75,696	11,204	N/A
Class C Shares	65,569	29,160	N/A	22,303	4,122	N/A
Class D Shares	35,545	N/A	N/A	27,133	N/A	N/A
Class I Shares	1,251,652	352,580	N/A	409,944	233,119	N/A
Class L Shares	51,104	112,534	114,516	65,179	246,475	184,019
Class R Shares	51,643	21,222	N/A	20,371	760	N/A
Class S Shares	277,192	111,281	N/A	38,815	6,215	N/A
Class T Shares(2)	1,605,612	2,899,132	3,160,467	661,799	327,680	78,812

42 | June 30, 2010

See footnotes at the end of the Statements.

See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

For the eight-month fiscal period ended
June 30, 2010 and each fiscal year	Perkins Mid Cap			Perkins Small Cap
ended October 31	Value Fund			Value Fund
(all numbers in thousands)	2010(1)	2009	2008	2010(1)	2009	2008

Shares issued in connection with restructuring (Note 9)
Class D Shares	829,021	N/A	N/A	58,840	N/A	N/A
Shares issued in connection with acquisition (Note 10)
Class A Shares	N/A	663,866	N/A	N/A	10,144	N/A
Class C Shares	N/A	89,080	N/A	N/A	2,010	N/A
Class I Shares	N/A	853,788	N/A	N/A	5,513	N/A
Class R Shares	N/A	47,867	N/A	N/A	2,921	N/A
Class S Shares	N/A	313,849	N/A	N/A	15,455	N/A
Class T Shares(2)	N/A	N/A	N/A	N/A	1,832	N/A
Reinvested dividends and distributions
Class A Shares	922	-	N/A	-	-	N/A
Class C Shares	-	-	N/A	-	-	N/A
Class D Shares	-	N/A	N/A	-	N/A	N/A
Class I Shares	3,307	-	N/A	-	-	N/A
Class L Shares	1,000	18,926	100,575	-	60,646	114,053
Class R Shares	2	-	N/A	-	-	N/A
Class S Shares	482	-	N/A	-	-	N/A
Class T Shares(2)	13,396	319,498	658,587	-	52,497	119,344
Shares repurchased
Class A Shares	(152,773)	(84,083)	N/A	(7,918)	(1,662)	N/A
Class C Shares	(17,723)	(7,048)	N/A	(1,150)	(120)	N/A
Class D Shares	(49,520)	N/A	N/A	(6,354)	N/A	N/A
Class I Shares	(263,968)	(74,692)	N/A	(121,195)	(2,098)	N/A
Class L Shares	(365,859)	(175,832)	(451,091)	(166,233)	(248,613)	(206,652)
Class R Shares	(18,567)	(6,362)	N/A	(1,983)	(354)	N/A
Class S Shares	(142,151)	(45,609)	N/A	(15,269)	(2,931)	N/A
Class T Shares(2)	(1,434,412)	(1,942,713)	(1,864,948)	(289,837)	(245,452)	(220,530)
Shares reorganized in connection with restructuring (Note 9)
Class T Shares(2)	(829,021)	N/A	N/A	(58,840)	N/A	N/A
Net Increase/(Decrease) from Capital Share Transactions	1,290,299	3,654,776	1,718,106	711,301	479,363	69,046
Net Increase/(Decrease) in Net Assets	1,426,091	4,802,922	(1,241,769)	805,706	591,968	(518,847)
Net Assets:
Beginning of period	10,338,655	5,535,733	6,777,502	1,658,767	1,066,799	1,585,646
End of period	$11,764,746	$10,338,655	$5,535,733	$2,464,473	$1,658,767	$1,066,799

Undistributed net investment income/(loss)*	$18,117	$2,773	$51,556	$13,393	$(40)	$19,138

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Formerly named Class J Shares.
(3)	Includes realized gain/(loss) from affiliated investment companies. See affiliates table in Notes to Schedule of Investments.

Janus Value Funds | 43

See Notes to Financial Statements.

Financial Highlights

Class A Shares

For a share outstanding during the	Perkins Large Cap
eleven-month fiscal period ended June 30, 2010	Value Fund
and the fiscal period ended July 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.14	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	.05
Net gain/(loss) on investments (both realized and unrealized)	.44	1.11
Total from Investment Operations	.47	1.16
Less Distributions:
Dividends (from net investment income)*	(.03)	(.02)
Distributions (from capital gains)*	(.02)	–
Total Distributions	(.05)	(.02)
Net Asset Value, End of Period	$11.56	$11.14
Total Return**	4.20%	11.64%
Net Assets, End of Period (in thousands)	$1,654	$718
Average Net Assets for the Period (in thousands)	$1,514	$530
Ratio of Gross Expenses to Average Net Assets***(3)	1.29%	1.23%
Ratio of Net Expenses to Average Net Asset***(3)	1.29%	1.23%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.48%	1.19%
Portfolio Turnover Rate***	35%	57%

Class A Shares

For a share outstanding during the	Perkins Mid Cap
eight-month fiscal period ended June 30, 2010	Value Fund
and the fiscal period ended October 31, 2009	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$18.66	$16.07
Income from Investment Operations:
Net investment income/(loss)	.04	(.01)
Net gain/(loss) on investments (both realized and unrealized)	.36	2.60
Total from Investment Operations	.40	2.59
Less Distributions:
Dividends (from net investment income)*	(.02)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.02)	–
Net Asset Value, End of Period	$19.04	$18.66
Total Return**	2.17%	16.12%
Net Assets, End of Period (in thousands)	$1,011,334	$781,960
Average Net Assets for the Period (in thousands)	$966,540	$736,402
Ratio of Gross Expenses to Average Net Assets***(3)	1.17%	1.22%
Ratio of Net Expenses to Average Net Asset***(3)	1.16%	1.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.33%	0.35%
Portfolio Turnover Rate***	66%	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

44 | June 30, 2010

Class A Shares

For a share outstanding during the	Perkins Small Cap
eight-month fiscal period ended June 30, 2010	Value Fund
and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$19.48	$16.47
Income from Investment Operations:
Net investment income/(loss)	.09	(.07)
Net gain/(loss) on investments (both realized and unrealized)	1.35	3.08
Total from Investment Operations	1.44	3.01
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$20.92	$19.48
Total Return**	7.39%	18.28%
Net Assets, End of Period (in thousands)	$86,403	$20,039
Average Net Assets for the Period (in thousands)	$52,788	$13,537
Ratio of Gross Expenses to Average Net Assets***(3)	1.21%	0.97%
Ratio of Net Expenses to Average Net Asset***(3)	1.21%	0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.06%	0.62%
Portfolio Turnover Rate***	59%	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Value Funds | 45

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the	Perkins Large Cap
eleven-month fiscal period ended June 30, 2010	Value Fund
and the fiscal period ended July 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.03)	.02
Net gain/(loss) on investments (both realized and unrealized)	.42	1.09
Total from Investment Operations	.39	1.11
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	(.02)	–
Total Distributions	(.02)	–
Net Asset Value, End of Period	$11.48	$11.11
Total Return**	3.54%	11.10%
Net Assets, End of Period (in thousands)	$1,336	$556
Average Net Assets for the Period (in thousands)	$929	$484
Ratio of Gross Expenses to Average Net Assets***(3)	2.04%	1.98%
Ratio of Net Expenses to Average Net Asset***(3)	2.04%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.23)%	0.48%
Portfolio Turnover Rate***	35%	57%

Class C Shares

For a share outstanding during the	Perkins Mid Cap
eight-month fiscal period ended June 30, 2010	Value Fund
and the fiscal period ended October 31, 2009	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$18.62	$16.07
Income from Investment Operations:
Net investment income/(loss)	(.04)	(.05)
Net gain/(loss) on investments (both realized and unrealized)	.35	2.60
Total from Investment Operations	.31	2.55
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$18.93	$18.62
Total Return**	1.66%	15.87%
Net Assets, End of Period (in thousands)	$168,093	$121,166
Average Net Assets for the Period (in thousands)	$155,180	$107,362
Ratio of Gross Expenses to Average Net Assets***(3)	1.91%	1.97%
Ratio of Net Expenses to Average Net Asset***(3)	1.91%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.41)%	(0.41)%
Portfolio Turnover Rate***	66%	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

46 | June 30, 2010

Class C Shares

For a share outstanding during the	Perkins Small Cap
eight-month fiscal period ended June 30, 2010	Value Fund
and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$19.43	$16.47
Income from Investment Operations:
Net investment income/(loss)	.05	(.10)
Net gain/(loss) on investments (both realized and unrealized)	1.27	3.06
Total from Investment Operations	1.32	2.96
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$20.75	$19.43
Total Return**	6.79%	17.97%
Net Assets, End of Period (in thousands)	$26,768	$6,196
Average Net Assets for the Period (in thousands)	$16,540	$3,739
Ratio of Gross Expenses to Average Net Assets***(3)	1.96%	1.95%
Ratio of Net Expenses to Average Net Asset***(3)	1.96%	1.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.69)%	(0.39)%
Portfolio Turnover Rate***	59%	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Value Funds | 47

Financial Highlights  (continued)

Class D Shares

Perkins Large Cap
For a share outstanding during the	Value Fund
fiscal period ended June 30, 2010	2010

Net Asset Value, Beginning of Period	$12.15
Income from Investment Operations:
Net investment income/(loss)	.02
Net gain/(loss) on investments (both realized and unrealized)	(.59)
Total from Investment Operations	(.57)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$11.58
Total Return**	(4.69)%
Net Assets, End of Period (in thousands)	$2,437
Average Net Assets for the Period (in thousands)	$1,548
Ratio of Gross Expenses to Average Net Assets***(2)	1.16%
Ratio of Net Expenses to Average Net Asset***(2)	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.70%
Portfolio Turnover Rate***	35%

Class D Shares

Perkins Mid Cap
For a share outstanding during the	Value Fund
fiscal period ended June 30, 2010	2010(1)

Net Asset Value, Beginning of Period	$19.52
Income from Investment Operations:
Net investment income/(loss)	.04
Net gain/(loss) on investments (both realized and unrealized)	(.50)
Total from Investment Operations	(.46)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$19.06
Total Return**	(2.36)%
Net Assets, End of Period (in thousands)	$796,330
Average Net Assets for the Period (in thousands)	$868,198
Ratio of Gross Expenses to Average Net Assets***(2)	0.93%
Ratio of Net Expenses to Average Net Asset***(2)	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.49%
Portfolio Turnover Rate***	66%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

48 | June 30, 2010

Class D Shares

Perkins Small Cap
For a share outstanding during the	Value Fund
fiscal period ended June 30, 2010	2010(1)

Net Asset Value, Beginning of Period	$20.79
Income from Investment Operations:
Net investment income/(loss)	.07
Net gain/(loss) on investments (both realized and unrealized)	.06
Total from Investment Operations	.13
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$20.92
Total Return**	0.63%
Net Assets, End of Period (in thousands)	$78,237
Average Net Assets for the Period (in thousands)	$74,758
Ratio of Gross Expenses to Average Net Assets***(2)	0.98%
Ratio of Net Expenses to Average Net Asset***(2)	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.12%
Portfolio Turnover Rate***	59%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Value Funds | 49

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the	Perkins Large Cap
eleven-month fiscal period ended June 30, 2010	Value Fund
and the fiscal period ended July 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.14	$10.00
Income from Investment Operations:
Net investment income/(loss)	.07	.04
Net gain/(loss) on investments (both realized and unrealized)	.43	1.13
Total from Investment Operations	.50	1.17
Less Distributions:
Dividends (from net investment income)*	(.04)	(.03)
Distributions (from capital gains)*	(.02)	–
Total Distributions	(.06)	(.03)
Net Asset Value, End of Period	$11.58	$11.14
Total Return**	4.49%	11.76%
Net Assets, End of Period (in thousands)	$69,225	$28,863
Average Net Assets for the Period (in thousands)	$53,625	$17,284
Ratio of Gross Expenses to Average Net Assets***(3)	1.04%	1.00%
Ratio of Net Expenses to Average Net Asset***(3)	1.03%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.76%	1.36%
Portfolio Turnover Rate***	35%	57%

Class I Shares

For a share outstanding during the	Perkins Mid Cap
eight-month fiscal period ended June 30, 2010	Value Fund
and the fiscal period ended October 31, 2009	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$18.68	$16.07
Income from Investment Operations:
Net investment income/(loss)	.08	.01
Net gain/(loss) on investments (both realized and unrealized)	.37	2.60
Total from Investment Operations	.45	2.61
Less Distributions:
Dividends (from net investment income)*	(.06)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.06)	–
Net Asset Value, End of Period	$19.07	$18.68
Total Return**	2.40%	16.24%
Net Assets, End of Period (in thousands)	$2,223,203	$1,258,548
Average Net Assets for the Period (in thousands)	$1,712,121	$1,058,484
Ratio of Gross Expenses to Average Net Assets***(3)	0.83%	0.81%
Ratio of Net Expenses to Average Net Asset***(3)	0.83%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.63%	0.75%
Portfolio Turnover Rate***	66%	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

50 | June 30, 2010

Class I Shares

For a share outstanding during the	Perkins Small Cap
eight-month fiscal period ended June 30, 2010	Value Fund
and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$19.49	$16.47
Income from Investment Operations:
Net investment income/(loss)	.11	(.02)
Net gain/(loss) on investments (both realized and unrealized)	1.37	3.04
Total from Investment Operations	1.48	3.02
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$20.97	$19.49
Total Return**	7.59%	18.34%
Net Assets, End of Period (in thousands)	$532,188	$236,437
Average Net Assets for the Period (in thousands)	$408,417	$42,710
Ratio of Gross Expenses to Average Net Assets***(3)	0.85%	0.77%
Ratio of Net Expenses to Average Net Asset***(3)	0.85%	0.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.52%	0.80%
Portfolio Turnover Rate***	59%	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Value Funds | 51

Financial Highlights  (continued)

Class L Shares

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	Perkins Mid Cap Value Fund
and each fiscal year ended October 31	2010(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$18.79	$16.75	$26.69	$24.99	$23.34	$22.31
Income from Investment Operations:
Net investment income/(loss)	1.72	.23	.49	.39	.39	.15
Net gain/(loss) on investments (both realized and unrealized)	(1.28)	2.93	(7.31)	3.28	3.37	2.92
Total from Investment Operations	.44	3.16	(6.82)	3.67	3.76	3.07
Less Distributions:
Dividends (from net investment income)*	(.05)	(.33)	(.39)	(.35)	(.28)	(.11)
Distributions (from capital gains)*	–	(.79)	(2.73)	(1.62)	(1.83)	(1.93)
Total Distributions	(.05)	(1.12)	(3.12)	(1.97)	(2.11)	(2.04)
Net Asset Value, End of Period	$19.18	$18.79	$16.75	$26.69	$24.99	$23.34
Total Return**	2.36%	20.67%	(28.49)%	15.49%	17.08%	14.40%
Net Assets, End of Period (in thousands)	$61,880	$350,003	$365,505	$885,293	$1,068,045	$734,926
Average Net Assets for the Period (in thousands)	$347,623	$298,741	$759,342	$1,043,566	$921,447	$597,747
Ratio of Gross Expenses to Average Net Assets***(2)	0.76%	0.87%	0.84%	0.77%	0.78%	0.77%
Ratio of Net Expenses to Average Net Asset***(2)	0.76%	0.87%	0.84%	0.77%	0.77%	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.85%	1.11%	1.76%	1.60%	1.79%	0.82%
Portfolio Turnover Rate***	66%	88%	103%	95%	95%	86%

Class L Shares

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	Perkins Small Cap Value Fund
and each fiscal year ended October 31	2010(1)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$19.72	$18.24	$28.20	$30.54	$31.38	$33.19
Income from Investment Operations:
Net investment income/(loss)	.18	.09	.33	.38	.54	.37
Net gain/(loss) on investments (both realized and unrealized)	1.31	3.45	(5.86)	2.61	3.43	3.17
Total from Investment Operations	1.49	3.54	(5.53)	2.99	3.97	3.54
Less Distributions and Other:
Dividends (from net investment income)*	–	(.38)	(.35)	(.50)	(.36)	(.39)
Distributions (from capital gains)*	–	(1.62)	(4.08)	(4.83)	(4.45)	(4.96)
Return of Capital	N/A	(.06)	N/A	N/A	N/A	N/A
Total Distributions and Other	–	(2.06)	(4.43)	(5.33)	(4.81)	(5.35)
Net Asset Value, End of Period	$21.21	$19.72	$18.24	$28.20	$30.54	$31.38
Total Return**	7.56%	23.12%	(22.39)%	11.06%	13.93%	11.57%
Net Assets, End of Period (in thousands)	$657,562	$706,873	$563,464	$771,789	$923,755	$1,185,733
Average Net Assets for the Period (in thousands)	$706,615	$613,826	$664,935	$831,092	$1,092,751	$1,323,226
Ratio of Gross Expenses to Average Net Assets***(2)	0.83%	0.85%	0.82%	0.80%	0.80%	0.79%
Ratio of Net Expenses to Average Net Asset***(2)	0.83%	0.85%	0.81%	0.79%	0.79%	0.79%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.70%	1.28%	1.65%	1.34%	1.51%	1.05%
Portfolio Turnover Rate***	59%	85%	112%	59%	62%	44%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

52 | June 30, 2010

Class R Shares

For a share outstanding during the	Perkins Mid Cap
eight-month fiscal period ended June 30, 2010	Value Fund
and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$18.64	$16.07
Income from Investment Operations:
Net investment income/(loss)	–	(.03)
Net gain/(loss) on investments (both realized and unrealized)	.36	2.60
Total from Investment Operations	.36	2.57
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$19.00	$18.64
Total Return**	1.93%	15.99%
Net Assets, End of Period (in thousands)	$103,961	$71,203
Average Net Assets for the Period (in thousands)	$94,163	$64,070
Ratio of Gross Expenses to Average Net Assets***(3)	1.52%	1.53%
Ratio of Net Expenses to Average Net Asset***(3)	1.52%	1.53%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.04)%	0.03%
Portfolio Turnover Rate***	66%	88%

Class R Shares

For a share outstanding during the	Perkins Small Cap
eight-month fiscal period ended June 30, 2010	Value Fund
and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$19.46	$16.47
Income from Investment Operations:
Net investment income/(loss)	.11	(.12)
Net gain/(loss) on investments (both realized and unrealized)	1.26	3.11
Total from Investment Operations	1.37	2.99
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$20.83	$19.46
Total Return**	7.04%	18.15%
Net Assets, End of Period (in thousands)	$21,450	$3,734
Average Net Assets for the Period (in thousands)	$8,368	$3,362
Ratio of Gross Expenses to Average Net Assets***(3)	1.57%	1.54%
Ratio of Net Expenses to Average Net Asset***(3)	1.57%	1.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.28)%	0.10%
Portfolio Turnover Rate***	59%	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Value Funds | 53

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the	Perkins Large Cap
eleven-month fiscal period ended June 30, 2010	Value Fund
and the fiscal period ended July 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.13	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	.04
Net gain/(loss) on investments (both realized and unrealized)	.42	1.10
Total from Investment Operations	.45	1.14
Less Distributions:
Dividends (from net investment income)*	–	(.01)
Distributions (from capital gains)*	(.02)	–
Total Distributions	(.02)	(.01)
Net Asset Value, End of Period	$11.56	$11.13
Total Return**	4.07%	11.40%
Net Assets, End of Period (in thousands)	$580	$557
Average Net Assets for the Period (in thousands)	$616	$484
Ratio of Gross Expenses to Average Net Assets***(3)	1.53%	1.48%
Ratio of Net Expenses to Average Net Asset***(3)	1.53%	1.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.28%	0.98%
Portfolio Turnover Rate***	35%	57%

Class S Shares

For a share outstanding during the	Perkins Mid Cap
eight-month fiscal period ended June 30, 2010	Value Fund
and the fiscal period ended October 31, 2009	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$18.66	$16.07
Income from Investment Operations:
Net investment income/(loss)	.03	(.02)
Net gain/(loss) on investments (both realized and unrealized)	.36	2.61
Total from Investment Operations	.39	2.59
Less Distributions:
Dividends (from net investment income)*	(.02)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.02)	–
Net Asset Value, End of Period	$19.03	$18.66
Total Return**	2.09%	16.12%
Net Assets, End of Period (in thousands)	$569,777	$434,615
Average Net Assets for the Period (in thousands)	$559,518	$397,613
Ratio of Gross Expenses to Average Net Assets***(3)	1.27%	1.28%
Ratio of Net Expenses to Average Net Asset***(3)	1.27%	1.28%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.22%	0.28%
Portfolio Turnover Rate***	66%	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

54 | June 30, 2010

Class S Shares

For a share outstanding during the	Perkins Small Cap
eight-month fiscal period ended June 30, 2010	Value Fund
and the fiscal period ended October 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$19.47	$16.47
Income from Investment Operations:
Net investment income/(loss)	.11	(.10)
Net gain/(loss) on investments (both realized and unrealized)	1.30	3.10
Total from Investment Operations	1.41	3.00
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$20.88	$19.47
Total Return**	7.24%	18.21%
Net Assets, End of Period (in thousands)	$51,460	$26,401
Average Net Assets for the Period (in thousands)	$44,047	$24,792
Ratio of Gross Expenses to Average Net Assets***(3)	1.32%	1.21%
Ratio of Net Expenses to Average Net Asset***(3)	1.32%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.07%	0.46%
Portfolio Turnover Rate***	59%	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Value Funds | 55

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the	Perkins Large Cap
eleven-month fiscal period ended June 30, 2010	Value Fund
and the fiscal period ended July 31, 2009	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.13	$10.22
Income from Investment Operations:
Net investment income/(loss)	.04	–
Net gain/(loss) on investments (both realized and unrealized)	.44	.91
Total from Investment Operations	.48	.91
Less Distributions:
Dividends (from net investment income)*	(.03)	–
Distributions (from capital gains)*	(.02)	–
Total Distributions	(.05)	–
Net Asset Value, End of Period	$11.56	$11.13
Total Return**	4.32%	8.90%
Net Assets, End of Period (in thousands)	$594	$1
Average Net Assets for the Period (in thousands)	$142	$1
Ratio of Gross Expenses to Average Net Assets***(3)	1.29%	1.26%
Ratio of Net Expenses to Average Net Asset***(3)	1.29%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.53%	1.39%
Portfolio Turnover Rate***	35%	57%

Class T Shares(4)

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	Perkins Mid Cap Value Fund
and each fiscal year ended October 31	2010(5)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$18.67	$16.63	$26.56	$24.87	$23.24	$22.22
Income from Investment Operations:
Net investment income/(loss)	.06	.11	.29	.32	.37	.14
Net gain/(loss) on investments (both realized and unrealized)	.37	2.97	(7.09)	3.30	3.33	2.89
Total from Investment Operations	.43	3.08	(6.80)	3.62	3.70	3.03
Less Distributions:
Dividends (from net investment income)*	(.04)	(.25)	(.40)	(.31)	(.24)	(.08)
Distributions (from capital gains)*	–	(.79)	(2.73)	(1.62)	(1.83)	(1.93)
Total Distributions	(.04)	(1.04)	(3.13)	(1.93)	(2.07)	(2.01)
Net Asset Value, End of Period	$19.06	$18.67	$16.63	$26.56	$24.87	$23.24
Total Return**	2.27%	20.27%	(28.59)%	15.38%	16.88%	14.26%
Net Assets, End of Period (in thousands)	$6,830,168	$7,321,160	$5,170,228	$5,892,209	$5,181,449	$4,188,183
Average Net Assets for the Period (in thousands)	$7,518,444	$5,907,999	$6,009,064	$5,710,028	$4,806,698	$3,797,215
Ratio of Gross Expenses to Average Net Assets***(3)	1.03%	1.11%	1.07%	0.86%	0.93%	0.93%
Ratio of Net Expenses to Average Net Asset***(3)	1.03%	1.11%	1.06%	0.85%	0.93%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.49%	0.84%	1.47%	1.49%	1.69%	0.67%
Portfolio Turnover Rate***	66%	88%	103%	95%	95%	86%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Formerly named Class J Shares.
(5)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.

See Notes to Financial Statements.

56 | June 30, 2010

Class T Shares(1)

For a share outstanding during the
eight-month fiscal period ended June 30, 2010	Perkins Small Cap Value Fund
and each fiscal year ended October 31	2010(2)	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$19.47	$17.98	$27.90	$30.29	$31.16	$32.98
Income from Investment Operations:
Net investment income/(loss)	.12	.08	.32	.32	.39	.29
Net gain/(loss) on investments (both realized and unrealized)	1.33	3.39	(5.83)	2.57	3.49	3.16
Total from Investment Operations	1.45	3.47	(5.51)	2.89	3.88	3.45
Less Distributions and Other:
Dividends (from net investment income)*	–	(.31)	(.33)	(.45)	(.30)	(.31)
Distributions (from capital gains)*	–	(1.62)	(4.08)	(4.83)	(4.45)	(4.96)
Return of Capital	N/A	(.05)	N/A	N/A	N/A	N/A
Total Distributions and Other	–	(1.98)	(4.41)	(5.28)	(4.75)	(5.27)
Net Asset Value, End of Period	$20.92	$19.47	$17.98	$27.90	$30.29	$31.16
Total Return**	7.45%	22.87%	(22.57)%	10.77%	13.71%	11.34%
Net Assets, End of Period (in thousands)	$1,010,405	$659,087	$503,335	$813,857	$1,153,144	$1,338,093
Average Net Assets for the Period (in thousands)	$936,037	$441,820	$662,033	$974,404	$1,259,565	$1,440,206
Ratio of Gross Expenses to Average Net Assets***(3)	1.08%	1.11%	1.03%	1.01%	1.01%	1.00%
Ratio of Net Expenses to Average Net Asset***(3)	1.08%	1.11%	1.03%	1.00%	1.00%	0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.35%	1.06%	1.44%	1.13%	1.26%	0.84%
Portfolio Turnover Rate***	59%	85%	112%	59%	62%	44%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Class J Shares.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Value Funds | 57

Notes to Schedules of Investments

Lipper Large-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index	Measures the performance of the stocks of the 3,000 largest publicly-traded U.S. companies, based on market capitalization, and it measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

58 | June 30, 2010

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended June 30, 2010.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/10

Perkins Mid Cap Value Fund
Bill Barrett Corp.*	1,100,000	$34,455,525	550,000	$18,236,865	$1,080,583	$–	$66,155,500
Intersil Corp. – Class A	1,900,000	27,248,901	–	–	–	2,136,000	85,981,000
Potlatch Corp.	–	–	16,200	637,186	(46,270)	3,493,449	81,003,483
Semtech Corp.	3,300,000	54,616,019	–	–	–	–	54,021,000
SRA International, Inc.*	785,100	14,354,710	–	–	–	–	51,142,000
Washington Federal, Inc.	3,400,000	66,221,143	1,691,699	22,503,741	10,281,727	345,000	93,844,000

		$196,896,298		$41,377,792	$11,316,040	$5,974,449	$432,146,983

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/10

Perkins Small Cap Value Fund
CRA International, Inc.*	215,000	$4,930,576	–	$–	$–	$–	$12,239,500
Genoptix, Inc.*	1,000,000	28,208,360	50,000	1,876,250	(85,083)	–	20,640,000
Government Properties Income Trust	628,285	14,852,798	42,843	1,153,861	(22,529)	1,000,000	40,414,544
Movado Group, Inc.*	1,150,000	12,681,851	50,000	592,599	58,660	–	11,748,000
Navigators Group (The), Inc.*	713,000	30,442,159	–	–	–	–	48,327,750
Omnicell, Inc.*	100,000	1,170,980	–	–	–	–	19,873,000
Sterling Construction Co., Inc.*	643,200	10,851,768	143,200	2,085,178	622,136	–	11,646,000
Titan Machinery, Inc.*	900,000	12,077,979	–	–	–	–	11,817,000
Vital Images, Inc.*	217,244	3,032,953	42,244	871,387	(261,197)	–	10,200,000

		$118,249,424		$6,579,275	$311,987	$1,000,000	$186,905,794

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of June 30, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Perkins Large Cap Value Fund
Common Stock
Cellular Telecommunications	$–	$961,155	$–
Diversified Banking Institutions	2,974,795	478,695	–
Food – Miscellaneous/Diversified	251,500	454,410	–
All Other	61,222,680	–	–

Repurchase Agreement	–	10,400,000	–

Total Investments in Securities	$64,448,975	$12,294,260	$–

Investments in Securities:
Perkins Mid Cap Value Fund
Common Stock
Diversified Banking Institutions	$–	$75,223,500	$–
Food – Miscellaneous/Diversified	101,630,930	45,441,000	–
All Other	10,307,999,310	–	–

Repurchase Agreements	–	1,168,393,000	–

Total Investments in Securities	$10,409,630,240	$1,289,057,500	$–

Investments in Securities:
Perkins Small Cap Value Fund
Common Stock	$2,101,541,343	$–	$–

Repurchase Agreement	–	376,002,000	–

Total Investments in Securities	$2,101,541,343	$376,002,000	$–

Investments in Purchased Options:
Perkins Mid Cap Value Fund	$–	$145,730,306	$–

Janus Value Funds | 59

Notes to Schedules of Investments (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Other Financial Instruments(a):
Perkins Large Cap Value Fund	$–	$(14,355)	$–
Perkins Mid Cap Value Fund	–	(40,766,352)	–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2010 is noted below.

Fund	Aggregate Value

Perkins Large Cap Value Fund	$9,414,057
Perkins Mid Cap Value Fund	76,742,429

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

60 | June 30, 2010

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On August 1, 2009, Perkins Large Cap Value Fund changed its fiscal year end from July 31 to June 30. On November 1, 2009, Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund changed their fiscal year end from October 31 to June 30. Accordingly, these financial statements include information for the eight-month or eleven-month fiscal period ended June 30, 2010. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who held accounts directly with the Janus funds as of July 6, 2009 and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price

Janus Value Funds | 61

Notes to Financial Statements (continued)

shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess

62 | June 30, 2010

portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the eight-month or eleven-month fiscal period ended June 30, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited,

Janus Value Funds | 63

Notes to Financial Statements (continued)

assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2010 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”), effective June 30, 2010. This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the period.

The Funds recognize transfers between the levels as of the beginning of the year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including counterparty risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Equity-Linked Structured Notes
The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered

64 | June 30, 2010

form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

Janus Value Funds | 65

Notes to Financial Statements (continued)

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statements of Operations (if applicable).

The following Fund recognized realized gains/(losses) from written options contracts during the eight-month fiscal period ended June 30, 2010 and the fiscal year ended October 31, 2009, as indicated in the table below:

Fund	June 30, 2010	October 31, 2009

Perkins Mid Cap Value Fund	$51,037,384	$(68,336,433)

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the eight-month fiscal period ended June 30, 2010 and the fiscal year ended October 31, 2009 is indicated in the tables below:

	Number of	Premiums
Put Options	Contracts	Received

Perkins Mid Cap Value Fund
Options outstanding at October 31, 2009	119,494	$39,390,528
Options written	164,154	45,306,157
Options closed	–	–
Options expired	(166,692)	(51,037,384)
Options exercised	–	–

Options outstanding at June 30, 2010	116,956	$33,659,301

	Number of	Premiums
Put Options	Contracts	Received

Perkins Mid Cap Value Fund
Options outstanding at October 31, 2008	45,817	$28,210,279
Options written	353,709	115,993,682
Options closed	(208,018)	(76,407,991)
Options expired	(32,841)	(16,937,350)
Options exercised	(39,173)	(11,468,092)

Options outstanding at October 31, 2009	119,494	$39,390,528

Other Options
In addition to the option strategies described above, the Funds may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have

66 | June 30, 2010

fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of a Fund’s net assets, when combined with all other illiquid investments of a Fund. The Funds may use exotic options to the extent that they are consistent with the Funds’ investment objectives and investment policies, and applicable regulations.

The Funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to market risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Funds are subject to credit risk in the normal course of pursuing their investment objectives through their investments in credit default swap contracts. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Funds’ maximum risk of loss from counterparty risk, either as protection sellers or as protection buyers (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

Janus Value Funds | 67

Notes to Financial Statements (continued)

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Fair Value of Derivative Instruments as of June 30, 2010

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Perkins Large Cap Value Fund
Futures Contracts(a)			Variation Margin	$14,355

Total				$14,355

(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the Schedule of Investments. Only the current day’s variation margin is reported on the Statement of Assets and Liabilities.

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Perkins Mid Cap Value Fund
Equity Contracts	Unaffiliated investments at value	$145,730,306	Options written, at value	$40,766,352

Total		$145,730,306		$40,766,352

The effect of Derivative Instruments on the Statements of Operations for the eight- or eleven-month fiscal period ended June 30, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Perkins Large Cap Value Fund

Equity Contracts	$65,299	$–	$–	$–	$65,299

Total	$65,299	$–	$–	$–	$65,299

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Perkins Large Cap Value Fund

Equity Contracts	$(177,221)	$–	$–	$–	$(177,221)

Total	$(177,221)	$–	$–	$–	$(177,221)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Mid Cap Value Fund

Equity Contracts	$–	$–	$(126,447,018)	$–	$(126,447,018)

Total	$–	$–	$(126,447,018)	$–	$(126,447,018)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Mid Cap Value Fund

Equity Contracts	$–	$–	$59,541,375	$–	$59,541,375

Total	$–	$–	$59,541,375	$–	$59,541,375

68 | June 30, 2010

The effect of Derivative Instruments on the Statements of Operations for the fiscal years ended July 31, 2009 or October 31, 2009

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Perkins Large Cap Value Fund

Equity Contracts	$(388,430)	$–	$–	$–	$(388,430)

Total	$(388,430)	$–	$–	$–	$(388,430)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Perkins Large Cap Value Fund

Equity Contracts	$4,784	$–	$–	$–	$4,784

Total	$4,784	$–	$–	$–	$4,784

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Mid Cap Value Fund

Equity Contracts	$–	$–	$41,325,316	$–	$41,325,316

Total	$–	$–	$41,325,316	$–	$41,325,316

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Mid Cap Value Fund

Equity Contracts	$–	$–	$(40,462,431)	$–	$(40,462,431)

Total	$–	$–	$(40,462,431)	$–	$(40,462,431)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Funds, such as a decline in the value and liquidity of many securities held by the Funds, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude each Fund’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balances are

Janus Value Funds | 69

Notes to Financial Statements (continued)

invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Funds’ total returns. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

70 | June 30, 2010

Deutsche Bank AG (the “Lending Agent”) may also invest the cash collateral in investments in non-affiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds’ direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Securities Lending Program was suspended prior to the current period and the Funds no longer have any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments, such as option contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory “base” fee rate prior to any performance adjustment (expressed as an annual rate).

		Base
	Average Daily Net	Fee (%)
Fund	Assets of the Fund	(annual rate)

Perkins Large Cap Value Fund	N/A	0.64
Perkins Mid Cap Value Fund	N/A	0.64
Perkins Small Cap Value Fund	N/A	0.72

For each Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each

Janus Value Funds | 71

Notes to Financial Statements (continued)

Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Large Cap Value Fund	Russell 1000® Value Index
Perkins Mid Cap Value Fund	Russell Midcap® Value Index
Perkins Small Cap Value Fund	Russell 2000® Value Index

Only the base fee rate applied until February 2007 for Perkins Mid Cap Value Fund and January 2010 for each of Perkins Large Cap Value Fund and Perkins Small Cap Value Fund, at which time the calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Fund’s Base Fee Rate applies for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustments began February 2007 for Perkins Mid Cap Value Fund and January 2010 for each of Perkins Large Cap Value Fund and Perkins Small Cap Value Fund.

No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward performance adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. For performance measurement periods prior to July 6, 2009, certain Funds calculated their Performance Adjustment by comparing the performance of Class T Shares (formerly named Class J Shares) against the investment record of each Fund’s respective benchmark index. For periods beginning July 6, 2009, the investment performance of each Fund’s load-waived Class A Shares for the performance measurement period is used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a rolling 36-month performance measurement period, calculations based solely on the performance of a Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. During this transition period, the Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class T Shares (formerly named Class J Shares) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Fund’s Class T Shares will be eliminated from the

72 | June 30, 2010

Performance Adjustment calculation, and the calculation will be based solely upon the Fund’s load-waived Class A Shares. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares, or Class T Shares (formerly named Class J Shares) as the case may be, against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the eight-month or eleven-month fiscal period ended June 30, 2010, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Fee

Perkins Large Cap Value Fund	$18,094
Perkins Mid Cap Value Fund	7,264,697
Perkins Small Cap Value Fund	959,545

During the fiscal year ended October 31, 2009, Perkins Mid Cap Value Fund recorded a positive Performance Adjustment of $9,698,590. There were no Performance Adjustments as of the fiscal year ended July 31, 2009.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Funds. Janus Capital pays Perkins a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Funds to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Funds’ performance relative to their benchmark indices over the performance measurement period.

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. The same level of services is expected to be provided under the subadvisory arrangement as is currently provided. Janus Capital owns approximately 78% of Perkins.

Prior to February 1, 2010, Janus Capital received an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of Class J Shares, the initial share class, and Class L Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Prior to February 16, 2010, Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund paid Janus Services an asset-weighted average annual fee based on the proportion of each Fund’s total net assets sold directly and the proportion of each Fund’s net assets sold through intermediaries for Class J Shares, the initial share class. The applicable fee rates were 0.12% of net assets on the proportion of assets sold directly and 0.25% on the proportion of assets sold through intermediaries for Class J Shares, the initial share class.

Class D Shares of the Funds pay an annual administrative fee of 0.12% of net assets. These administrative fees are paid by the Shares of each Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds for providing or arranging for the provision of, administrative services including, but not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of investors in Class R Shares and Class S Shares of the Funds, as applicable. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, and other financial intermediaries for providing these services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class T Shares of the Funds for providing or procuring administrative services to investors in Class T Shares of the Funds. These administrative services fees are paid by Class T Shares of the Funds to Janus Services, which uses some or all of such fees to compensate intermediaries for providing these services to their customers who invest in the Funds. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the

Janus Value Funds | 73

Notes to Financial Statements (continued)

shareholders of these Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to these Funds.

For transfer agency and other services, Janus Services receives an asset-weighted fee from the Class L Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund based on the average proportion of each Fund’s total net assets sold directly and the average proportion of each Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. Depending on the shareholder composition of a Fund each month, the asset-weighted fee could increase or decrease from the amount that otherwise would have been paid under the prior transfer agency fee structure.

Janus Services has agreed to waive all or a portion of the administrative fees payable by the Class L Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Funds. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded for the difference. Refunds, if any, are included in the “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed until at least February 16, 2011 to reimburse the Funds by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class L Shares, Class R Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Perkins Large Cap Value Fund	1.00
Perkins Mid Cap Value Fund	0.86
Perkins Small Cap Value Fund	0.96

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of June 30, 2010 on the Statements of Assets and Liabilities as an asset, “Non-

74 | June 30, 2010

interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the eight-month or eleven-month fiscal period ended June 30, 2010 and the years ended July 31, 2009 and October 31, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the eight-month or eleven-month fiscal period ended June 30, 2010 and the years ended July 31, 2009 and October 31, 2009.

For the eleven-month fiscal period ended June 30, 2010 and the fiscal years ended July 31, 2009 and October 31, 2009, Janus Capital assumed $16,325, $3,357 and $8,636, respectively, of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 11. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $365,579, $276,484 and $357,283 was paid by the Trust during the eleven-month fiscal period ended June 30, 2010 and the fiscal years ended July 31, 2009 and October 31, 2009, respectively. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the eight-month or eleven-month fiscal period ended June 30, 2010, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Large Cap Value Fund	$789
Perkins Mid Cap Value Fund	68,442
Perkins Small Cap Value Fund	45,002

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares during the eight-month or eleven-month fiscal period ended June 30, 2010.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the eight-month or eleven-month fiscal period ended June 30, 2010, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Perkins Large Cap Value Fund	$16
Perkins Mid Cap Value Fund	10,018
Perkins Small Cap Value Fund	1,755

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the eleven-month fiscal period ended June 30, 2010, as indicated in the following table.

Janus Value Funds | 75

Notes to Financial Statements (continued)

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 7/31/09	Purchases	Purchases	Redemptions	Redemption	at 6/30/10

Perkins Large Cap Value Fund - Class A Shares	$500,000	$–	–	$500,000	4/14/10	$–
Perkins Large Cap Value Fund - Class C Shares	500,000	–	–	–	–	500,000
Perkins Large Cap Value Fund - Class D Shares	–	10,000	2/12/10	–	–	10,000
Perkins Large Cap Value Fund - Class I Shares	500,000	–	–	500,000	4/14/10	–
Perkins Large Cap Value Fund - Class S Shares	500,000	–	–	–	–	500,000
Perkins Large Cap Value Fund - Class T Shares	1,000	10,000	10/29/09	–	–	11,000

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Perkins Large Cap Value Fund(1)	$991,122	$424,568	$–	$–	$(2,273)	$(899,990)
Perkins Mid Cap Value Fund(2)	18,430,660	–	(582,481,181)	–	(12,733,126)	445,761,364
Perkins Small Cap Value Fund(2)	13,458,893	28,417,095	(11,925,972)	–	(73,946)	83,589,171

(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2010, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the eight-month fiscal period ended June 30, 2010

			Accumulated
Fund	June 30, 2016	June 30, 2017	Capital Losses

Perkins Mid Cap Value Fund(1)	$(104,418,676)	$(478,062,505)	$(582,481,181)
Perkins Small Cap Value Fund(1)	(11,925,972)	–	(11,925,972)

(1)	Capital loss carryovers subject to annual limitations.

The capital loss carryforward of Perkins Small Cap Value Fund is subject to annual limitations under applicable tax laws and may expire unused as a result of the acquisition of Janus Adviser Perkins Small Company Value Fund on July 6, 2009. As a result of this acquisition and the year end change described in Note 1, the carryforward amount in the table below will not be available for use. As a result, the amount has been reclassified to paid-in capital.

Capital Loss
Carryover
Fund	Unavailable

Perkins Small Cap Value Fund	$669,815

76 | June 30, 2010

During the eight-month fiscal period ended June 30, 2010, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

Perkins Mid Cap Value Fund	$330,783,399
Perkins Small Cap Value Fund	150,519,661

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Perkins Large Cap Value Fund	$77,643,225	$2,641,497	$(3,541,487)
Perkins Mid Cap Value Fund	11,398,656,682	1,012,187,245	(566,425,881)
Perkins Small Cap Value Fund	2,393,954,172	194,813,762	(111,224,591)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the eight- or eleven-month fiscal period ended June 30, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Large Cap Value Fund(1)	$264,984	$–	$–	$–
Perkins Mid Cap Value Fund(2)	21,114,759	–	–	–
Perkins Small Cap Value Fund(2)	–	–	–	–

(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.

For the fiscal periods ended July 31, 2009 or October 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Large Cap Value Fund(1)	$92,680	$–	$–	$–
Perkins Mid Cap Value Fund(2)	90,178,768	260,246,796	–	–
Perkins Small Cap Value Fund(2)	20,045,766	92,217,488	3,547,509	–

(1)	For the period ended July 31, 2009.
(2)	For the period ended October 31, 2009.

Janus Value Funds | 77

Notes to Financial Statements (continued)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the eight- or eleven-month fiscal period ended June 30, 2010 and each fiscal year or period ended October 31 or July 31

	Perkins Large Cap	Perkins Mid Cap	Perkins Small Cap
	Value Fund	Value Fund	Value Fund

Class A Shares
2010(1)	1.32%	N/A	N/A
2010(2)	N/A	1.17%	1.21%
2009(3)	2.19%	N/A	N/A
2009(4)	N/A	1.27%	1.02%

Class C Shares
2010(1)	2.09%	N/A	N/A
2010(2)	N/A	1.91%	1.96%
2009(3)	2.90%	N/A	N/A
2009(4)	N/A	2.00%	2.13%

Class D Shares
2010(5)	1.16%	0.93%	0.98%

Class I Shares
2010(1)	1.08%	N/A	N/A
2010(2)	N/A	0.83%	0.85%
2009(3)	2.15%	N/A	N/A
2009(4)	N/A	0.81%	0.77%

Class L Shares
2010(2)	N/A	1.02%	1.08%
2009	N/A	1.13%	1.10%
2008	N/A	1.04%	1.02%
2007	N/A	0.81%	0.97%
2006	N/A	0.89%	1.00%
2005	N/A	0.88%	0.96%

Class R Shares
2010(2)	N/A	1.52%	1.57%
2009(4)	N/A	1.53%	1.54%

Class S Shares
2010(1)	1.65%	N/A	N/A
2010(2)	N/A	1.27%	1.32%
2009(3)	2.32%	N/A	N/A
2009(4)	N/A	1.28%	1.29%

Class T Shares(6)
2010(1)	1.29%	N/A	N/A
2010(2)	N/A	1.03%	1.08%
2009(7)	4.70%	N/A	N/A
2009(8)	N/A	1.11%	1.11%
2008	N/A	1.07%	1.03%
2007	N/A	0.86%	1.01%
2006	N/A	0.93%	1.01%
2005	N/A	0.93%	0.97%

(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from December 31, 2008 (inception date) through July 31, 2009.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Period from February 16, 2010 (inception date) through June 30, 2010.
(6)	Formerly named Class J Shares for Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund.
(7)	Period from July 6, 2009 (inception date) through July 31, 2009.
(8)	Period from November 1, 2008 through October 31, 2009.

78 | June 30, 2010

7.	Capital Share Transactions

	Perkins Large Cap Value Fund		Perkins Mid Cap Value Fund			Perkins Small Cap Value Fund
For the eight- or eleven-month fiscal period ended June 30, 2010 and each fiscal year or period ended October 31 or July 31 (all numbers in thousands)	2010(1)	2009(2)	2010(3)	2009(4)	2008(5)	2010(3)	2009(4)	2008(5)

Transactions in Fund Shares – Class A Shares:
Shares sold	140	67	18,745	8,635	N/A	3,466	575	N/A
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	37,761	N/A	N/A	538	N/A
Reinvested dividends and distributions	1	–	47	–	N/A	–	–	N/A
Shares repurchased	(62)	(3)	(7,584)	(4,492)	N/A	(364)	(85)	N/A
Net Increase/(Decrease) in Fund Shares	79	64	11,208	41,904	N/A	3,102	1,028	N/A
Shares Outstanding, Beginning of Period	64	–	41,904	–	N/A	1,028	–	N/A
Shares Outstanding, End of Period	143	64	53,112	41,904	N/A	4,130	1,028	N/A
Transactions in Fund Shares – Class C Shares:
Shares sold	80	50	3,257	1,597	N/A	1,024	214	N/A
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	5,297	N/A	N/A	111	N/A
Reinvested dividends and distributions	–	–	–	–	N/A	–	–	N/A
Shares repurchased	(14)	–	(885)	(385)	N/A	(53)	(6)	N/A
Net Increase/(Decrease) in Fund Shares	66	50	2,372	6,509	N/A	971	319	N/A
Shares Outstanding, Beginning of Period	50	–	6,509	–	N/A	319	–	N/A
Shares Outstanding, End of Period	116	50	8,881	6,509	N/A	1,290	319	N/A
Transactions in Fund Shares – Class D Shares:(6)
Shares sold	237	N/A	1,724	N/A	N/A	1,196	N/A	N/A
Shares issued in connection with restructuring (Note 9)	N/A	N/A	42,480	N/A	N/A	2,830	N/A	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	N/A	–	N/A	N/A
Shares repurchased	(26)	N/A	(2,430)	N/A	N/A	(287)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	211	N/A	41,774	N/A	N/A	3,739	N/A	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	N/A	–	N/A	N/A
Shares Outstanding, End of Period	211	N/A	41,774	N/A	N/A	3,739	N/A	N/A
Transactions in Fund Shares – Class I Shares:
Shares sold	3,652	2,866	62,067	18,921	N/A	18,819	11,739	N/A
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	52,515	N/A	N/A	497	N/A
Reinvested dividends and distributions	21	9	169	–	N/A	–	–	N/A
Shares repurchased	(286)	(284)	(13,034)	(4,080)	N/A	(5,570)	(105)	N/A
Net Increase/(Decrease) in Fund Shares	3,387	2,591	49,202	67,356	N/A	13,249	12,131	N/A
Shares Outstanding, Beginning of Period	2,591	–	67,356	–	N/A	12,131	–	N/A
Shares Outstanding, End of Period	5,978	2,591	116,558	67,356	N/A	25,380	12,131	N/A
Transactions in Fund Shares – Class L Shares:
Shares sold	N/A	N/A	2,515	6,973	5,204	2,971	14,737	8,389
Reinvested dividends and distributions	N/A	N/A	51	1,280	4,494	–	4,056	5,149
Shares repurchased	N/A	N/A	(17,967)	(11,441)	(21,053)	(7,823)	(13,839)	(10,014)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	(15,401)	(3,188)	(11,355)	(4,852)	4,954	3,524
Shares Outstanding, Beginning of Period	N/A	N/A	18,627	21,815	33,170	35,850	30,896	27,372
Shares Outstanding, End of Period	N/A	N/A	3,226	18,627	21,815	30,998	35,850	30,896
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	2,573	1,181	N/A	931	39	N/A
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	2,983	N/A	N/A	171	N/A
Reinvested dividends and distributions	N/A	N/A	–	–	N/A	–	–	N/A
Shares repurchased	N/A	N/A	(921)	(344)	N/A	(93)	(18)	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	1,652	3,820	N/A	838	192	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	3,820	–	N/A	192	–	N/A
Shares Outstanding, End of Period	N/A	N/A	5,472	3,820	N/A	1,030	192	N/A

Janus Value Funds | 79

Notes to Financial Statements (continued)

	Perkins Large Cap Value Fund		Perkins Mid Cap Value Fund			Perkins Small Cap Value Fund
For the eight- or eleven-month fiscal period ended June 30, 2010 and each fiscal year or period ended October 31 or July 31 (all numbers in thousands)	2010(1)	2009(2)	2010(3)	2009(4)	2008(5)	2010(3)	2009(4)	2008(5)

Transactions in Fund Shares – Class S Shares:
Shares sold	–	50	13,718	6,098	N/A	1,812	332	N/A
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	19,652	N/A	N/A	1,177	N/A
Reinvested dividends and distributions	–	–	25	–	N/A	–	–	N/A
Shares repurchased	–	–	(7,094)	(2,455)	N/A	(704)	(153)	N/A
Net Increase/(Decrease) in Fund Shares	–	50	6,649	23,295	N/A	1,108	1,356	N/A
Shares Outstanding, Beginning of Period	50	–	23,295	–	N/A	1,356	–	N/A
Shares Outstanding, End of Period	50	50	29,944	23,295	N/A	2,464	1,356	N/A
Transactions in Fund Shares – Class T Shares:(7)
Shares sold	52	98*	79,480	182,232	148,804	30,496	18,146	3,686
Shares reorganized in connection with restructuring (Note 9)	N/A	N/A	(42,480)	N/A	N/A	(2,830)	N/A	N/A
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	139	N/A
Reinvested dividends and distributions	–	–	685	21,752	29,599	–	3,565	5,452
Shares repurchased	(1)	–	(71,403)	(122,827)	(89,231)	(13,206)	(15,988)	(10,318)
Net Increase/(Decrease) in Fund Shares	51	98*	(33,718)	81,157	89,172	14,460	5,862	(1,180)
Shares Outstanding, Beginning of Period	–	–	392,139	310,982	221,810	33,849	27,987	29,167
Shares Outstanding, End of Period	51	98*	358,421	392,139	310,982	48,309	33,849	27,987

*	Shares are not in thousands.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009 for Class A Shares, Class C Shares, Class I Shares and Class S Shares and July 6, 2009 (inception date) through July 31, 2009 for Class T Shares.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class L Shares and Class T Shares.
(5)	Period from November 1, 2007 through October 31, 2008.
(6)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) to June 30, 2010.
(7)	Formerly named Class J Shares for Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund.

80 | June 30, 2010

8.	Purchases and Sales of Investment Securities

For the eight-month or eleven-month fiscal period ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Large Cap Value Fund	$56,332,420	$15,348,784	$–	$–
Perkins Mid Cap Value Fund	5,879,097,483	4,576,016,601	–	–
Perkins Small Cap Value Fund	1,372,803,781	691,811,395	–	–

9.	Shares Issued in Connection with Restructuring

Effective February 16, 2010, Class J Shares were renamed Class T Shares and are available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus were moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares commenced operations on February 16, 2010. The shares issued in connection with the restructuring from Class J Shares to Class D Shares are reflected on the Statements of Changes in Net Assets for Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund.

10.	Fund Acquisition

On July 6, 2009, Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund acquired all of the net assets of Janus Adviser Perkins Mid Cap Value Fund and Janus Adviser Perkins Small Company Value Fund, respectively, pursuant to separate plans of reorganization approved by the Trustees of the Trust. The reorganization involved certain funds that were a series of the Janus Adviser Series trust (“JAD Trust”) being merged into corresponding funds of the Trust. The reorganization was accomplished by a tax-free exchange of the series of the JAD Trust for the series of the Trust. The table below reflects the merger activity.

						Target Fund’s
	Target Fund’s		Acquiring	Acquiring		Unrealized
	Shares	Target Fund’s	Fund’s Shares	Fund’s Net	Combined Net	Appreciation/
	Outstanding	Net Assets Prior	Issued in	Assets Prior to	Assets after	(Depreciation)
Fund	Prior to Merger	to Merger	Merger	Merger	Merger	Prior to Merger

Perkins Mid Cap Value Fund	138,163,103	$1,899,985,868	118,208,457	$6,489,618,981	$8,389,604,849	$(68,465,211)
Perkins Small Cap Value Fund	4,271,025	43,398,734	2,495,253	1,097,606,566	1,141,005,300	5,523,182

11.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative

Janus Value Funds | 81

Notes to Financial Statements (continued)

claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit Court of Appeals.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

12.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” This Accounting Standards Update will enhance and clarify existing fair value measurement disclosures. The required disclosures are effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Funds’ financial statement disclosures.

13.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2010 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

82 | June 30, 2010

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund (three of the funds constituting the Janus Investment Fund, hereafter referred to as the “Funds”) at June 30, 2010 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
August 18, 2010

Janus Value Funds | 83

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

84 | June 30, 2010

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

Janus Value Funds | 85

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the

86 | June 30, 2010

total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Value Funds | 87

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the eight- or eleven-month fiscal period ended June 30, 2010:

Dividends Received Deduction Percentage

Fund

Perkins Large Cap Value Fund	100%
Perkins Mid Cap Value Fund	100%
Perkins Small Cap Value Fund	100%

Qualified Dividend Income

Fund

Perkins Large Cap Value Fund	100%
Perkins Mid Cap Value Fund	100%
Perkins Small Cap Value Fund	100%

88 | June 30, 2010

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 48 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

					Other Directorships
				Number of Funds in	Held by Trustee
	Positions Held	Length of	Principal Occupations	Fund Complex	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	48	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	48	Formerly, Director of Envysion, Inc. (internet technology); Lijit Networks, Inc. (internet technology); LogRhythm Inc. (software solutions); IZZE Beverages; Ancestry.com, Inc. (genealogical research website); and Trustee and Chairman of RS Investment Trust.

Janus Value Funds | 89

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
				Number of Funds in	Held by Trustee
	Positions Held	Length of	Principal Occupations	Fund Complex	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	48	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Member of the Board of Governors for Argonne National Laboratory.

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	48	Trustee of PayPal Funds (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	2/71-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	48*	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc. (RRGB); and Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	48	Director of Red Robin Gourmet Burgers, Inc. (RRGB).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	48	None

*  Mr. Mullen also serves as director of Janus Capital Funds Plc (‘‘JCF”), an offshore product, consisting of 17 funds. Including JCF and the 48 funds comprising the Janus funds, Mr. Mullen oversees 65 funds.

90 | June 30, 2010

TRUSTEES (continued)

					Other Directorships
				Number of Funds in	Held by Trustee
	Positions Held	Length of	Principal Occupations	Fund Complex	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	Five Years

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	8/69-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	48	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	48	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions to corporate clients).

Janus Value Funds | 91

Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President, Chief Marketing Officer, and Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc. and Janus Capital; Executive Vice President and Head of Intermediary Distribution, Global Marketing and Product of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, President (2002-2007) and Director (2000-2007) of The Janus Foundation; President (2004-2006) of Janus Services LLC; and Senior Vice President (2003-2005) of Janus Capital Group Inc. and Janus Capital.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008) and INTECH Investment Management LLC (2003-2005); Vice President of Janus Capital (2000-2005) and Janus Services LLC (2004-2005).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

92 | June 30, 2010

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Janus Value Funds | 93

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Funds was held on June 10, 2010. At the meeting, the following matter was voted on and approved by the Shareholders. Each vote reported represents one dollar of net asset value held on the record date of the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal 1
To elect nine Trustees, each of whom is considered “independent”.

		Number of Votes			Percentage of Total Outstanding Votes			Percentage of Voted
Trustees	Record Date Votes	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total

Jerome S. Contro	93,164,070,144	55,991,400,493	2,811,668,991	58,803,069,484	60.100%	3.018%	63.118%	95.218%	4.782%	100.000%
William F. McCalpin	93,164,070,144	55,992,793,728	2,810,275,756	58,803,069,484	60.102%	3.016%	63.118%	95.221%	4.779%	100.000%
John W. McCarter, Jr.	93,164,070,144	55,954,311,420	2,848,758,064	58,803,069,484	60.060%	3.058%	63.118%	95.155%	4.845%	100.000%
Dennis B. Mullen	93,164,070,144	55,978,512,378	2,824,557,106	58,803,069,484	60.086%	3.032%	63.118%	95.197%	4.803%	100.000%
James T. Rothe	93,164,070,144	55,983,957,794	2,819,111,690	58,803,069,484	60.092%	3.026%	63.118%	95.206%	4.794%	100.000%
William D. Stewart	93,164,070,144	55,987,683,815	2,815,385,669	58,803,069,484	60.096%	3.022%	63.118%	95.212%	4.788%	100.000%
Martin H. Waldinger	93,164,070,144	55,947,439,881	2,855,629,603	58,803,069,484	60.053%	3.065%	63.118%	95.144%	4.856%	100.000%
Linda S. Wolf	93,164,070,144	55,983,340,411	2,819,729,073	58,803,069,484	60.091%	3.027%	63.118%	95.205%	4.795%	100.000%
John P. McGonigle	93,164,070,144	55,989,461,018	2,813,608,466	58,803,069,484	60.098%	3.020%	63.118%	95.215%	4.785%	100.000%

94 | June 30, 2010

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95

Notes

96 | June 30, 2010

Notes

Janus Value Funds | 97

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (8/10)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0710-266	8-31-10 125-02-93007 09-10

Item 2 —	Code of Ethics
As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.

Item 3 —	Audit Committee Financial Expert
Janus Investment Fund’s Board of Trustees has determined that the following members of Janus Investment Fund’s Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: Jerome S. Contro (Chairman), John W. McCarter, Jr. and Dennis B. Mullen who are all “independent” under the standards set forth in Item 3 to Form N-CSR.

Item 4 —	Principal Accountant Fees and Services
The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Investment Fund’s (the “Fund”) auditor, billed to the Fund during the Fund’s fiscal period ended June 30, 2010 and the last periods ended October 31 and July 31. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
June 30	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2010	$479,808	$0	$96,550	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
October 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2009	$349,743	$0	$51,166	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
July 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2009	$177,129	$0	$146,527	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Audit-Related Fees” were billed for amounts related to proxy statement review. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.
Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers
The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s period ended June 30, 2010 as well as the last periods ended October 31 and July 31.

The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal years in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
June 30	Service Providers	Service Providers	Providers
2010	$457,774	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
October 31	Service Providers	Service Providers	Providers
2009	$62,453	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
July 31	Service Providers	Service Providers	Providers
2009	$170,107	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review, proxy statement, non- recurring audit, merger review, and internal control examination.
Non-Audit Services
The following table shows the amount of fees that Auditor billed during the Fund’s period ended June 30, 2010 as well as the last periods ended October 31 and July 31 for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal years to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
June 30	(A)	(B)	(C)	and (C)1
2010	$0	$0	$0	$0

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
October 31	(A)	(B)	(C)	and (C)1
2009	$0	$0	$0	$0

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
July 31	(A)	(B)	(C)	and (C)1
2009	$0	$0	$0	$0
1.	The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.
Pre-Approval Policies
The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

Item 5 —	Audit Committee of Listed Registrants Not applicable.

Item 6 —	Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Using credible information that is available to the public, the Funds have not divested from any securities of any issuers that conduct or have direct investments in certain business operations in Sudan.

Item 7 —	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies Not applicable.

Item 8 —	Portfolio Managers of Closed-End Management Investment Companies Not applicable.

Item 9 —	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable.

Item 10 —	Submission of Matters to a Vote of Security Holders There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11 —	Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective (except as noted below), as of that date, in ensuring that the information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely. Registrant’s management concluded that there was a deficiency in the Registrant’s internal control over financial reporting and its operation, which was considered to be a material weakness. The nature of the material weakness was in the internal control over the completeness of expense accruals for third party administrative and networking fees applicable to Class A, C and I shares.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting. However, subsequent to June 30, 2010, remediation steps have been taken to enhance the Registrant’s internal controls over financial reporting to address the control weakness detailed above.

Item 12 —	Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to open-end companies.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates it by reference.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Investment Fund

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date: August 27, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date: August 27, 2010

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)

Date: August 27, 2010